Registration Nos. 002-84012
                                              811-03752

                Securities and Exchange Commission
                       Washington, DC 20549

                            FORM N-1A

                REGISTRATION STATEMENT UNDER THE
                      SECURITIES ACT OF 1933		[X]


                 Pre-Effective Amendment No. 		[ ]

                 Post-Effective Amendment No. 60	[x]
                              and/or

                 REGISTRATION STATEMENT UNDER THE
                  INVESTMENT COMPANY ACT OF 1940	[x]


                            Amendment No. 61		[x]


                 (Check appropriate box or boxes)

                       THE MANAGERS FUNDS

       (Exact Name of Registrant as Specified in Charter)

          40 Richards Avenue, Norwalk, Connecticut 06854

             (Address of Principal Executive Offices)

                    Donald S. Rumery, Secretary
                        The Managers Funds
                      800 Connecticut Avenue
                         Norwalk, CT 06854

                 Copy To:  Philip H. Newman, P.C.
                       Goodwin Procter LLP
                          Exchange Place
                         Boston, MA 02110

             (Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box):




[x] Immediately upon filing pursuant to paragraph (b)

[ ] On (date) pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] On (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to  paragraph
    (a)(2) of Rule 485

[ ] On (date) pursuant to paragraph
    (a)(2) of Rule 485

If appropriate, check the following box:

[ ]    This post-effective amendment designates a new
     effective date for a previously filed post-effective amendment.

MANAGERS
--------
Prospectus



[Managers Logo Omitted]


The Managers Funds:

			VALUE FUND
                   CAPITAL APPRECIATION FUND
                       SMALL COMPANY FUND
                      SPECIAL EQUITY FUND
                   INTERNATIONAL EQUITY FUND
                    EMERGING MARKETS EQUITY
                           BOND FUND
                        GLOBAL BOND FUND


Dated May 1, 2004



    The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Access to Excellence

TABLE OF CONTENTS





RISK/RETURN SUMMARY
  KEY INFORMATION                             1
  PERFORMANCE SUMMARY                         6
  FEES AND EXPENSES                          11

SUMMARY OF THE FUNDS
  THE MANAGERS FUNDS                         13
  VALUE FUND                                 14
  CAPITAL APPRECIATION FUND                  16
  SMALL COMPANY FUND                         18
  SPECIAL EQUITY FUND                        20
  INTERNATIONAL EQUITY FUND                  22
  EMERGING MARKETS EQUITY FUND               24
  BOND FUND                                  26
  GLOBAL BOND FUND                           28

MANAGERSCHOICE(r)
  MANAGERSCHOICEr PROGRAM                    30

ADDITIONAL PRACTICES/RISKS
  OTHER SECURITIES AND INVESTMENT PRACTICES  30
  A FEW WORDS ABOUT RISK                     31

ABOUT YOUR INVESTMENT
  FINANCIAL HIGHLIGHTS                       33
  YOUR ACCOUNT                               38
  HOW TO PURCHASE SHARES                     40
  HOW TO SELL SHARES                         41
  INVESTOR SERVICES                          42
  OTHER OPERATING POLICIES                   43
  FREQUENT TRADING POLICY		     43
  ACCOUNT STATEMENTS                         43
  DIVIDENDS AND DISTRIBUTIONS                43
  TAX INFORMATION                            51
  DESCRIPTION OF INDEXES                     53



FOUNDED  IN  1983,  THE  MANAGERS  FUNDS  OFFER  INDIVIDUAL   AND
INSTITUTIONAL INVESTORS THE EXPERIENCE AND DISCIPLINE OF SOME  OF
THE WORLD'S MOST HIGHLY REGARDED INVESTMENT PROFESSIONALS.

RISK/RETURN SUMMARY

                         KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Managers Value Fund, Managers Capital Appreciation Fund, Managers Small
Company  Fund,  Managers Special Equity Fund,  Managers
International  Equity Fund, Managers  Emerging  Markets
Equity Fund, Managers Bond Fund or Managers Global Bond
Fund (each a "Fund" and collectively the "Funds"), each a series of The Managers Funds a mutual fund family.
Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and
Principal Risk Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.




Fund               Goal           Principal Strategies   Principal
                                                         Risk Factors

Value Fund         Long-term      Invests principally    Economic
                   capital        in common and          Risk
                   appreciation   preferred stocks of    Intelligence
                   from equity    medium and large U.S.  Risk
                   securities;    companies; "medium     Market Risk
                   income is the  companies" are         Mid-
                   secondary      companies with         Capitalization
                   objective      capitalizations that   Stock Risk
                                  at the time of          Price Risk
                                  purchase are between   Sector Risk
                                  $1 billion and $12
                                  billion, and "large
                                  companies" are
                                  companies with
                                  capitalizations that
                                  at the time of
                                  purchase are over
                                  $2.5 billion

                                  Seeks undervalued
                                  investments

Capital            Long-term      Invests principally    Economic
Appreciation Fund  capital        in common and          Risk
                   appreciation   preferred stocks of    Intelligence
                   from equity    medium and large U.S.  Risk
                   securities;    companies; "medium     Market Risk
                   income is the  companies" are         Mid-
                   secondary      companies with         Capitalization
                   objective      capitalizations that   Stock Risk
                                  at the time of          Price Risk
                                  purchase are between   Sector Risk
                                  $1 billion and $12
                                  billion, and "large
                                  companies" are
                                  companies with
                                  capitalizations that
                                  at the time of
                                  purchase are over
                                  $2.5 billion

                                  Seeks investments in
                                  companies with the
                                  potential for long-
                                  term growth of
                                  earnings and/or cash
                                  flow as well as
                                  companies expected to
                                  exhibit rapid growth
                                  over shorter periods



Small Company Fund Long-term      Invests principally    Intelligence
                   capital        in common and          Risk
                   appreciation   preferred stocks of    Liquidity
                   from equity    small companies        Risk
                   securities of                         Market Risk
                   small          Invests at least 80%   Price Risk
                   companies      of its assets in       Small-
                                  small companies;       Capitalization
                                  "small companies" are   Stock Risk
                                  companies with
                                  capitalizations that
                                  at the time of
                                  purchase are less
                                  than $2.5 billion

                                  Seeks investments
                                  with the potential
                                  for capital
                                  appreciation as a
                                  result of earnings
                                  growth or
                                  improvements in
                                  equity valuation





Fund               Goal           Principal Strategies   Principal
                                                         Risk Factors

Special Equity     Long-term      Invests principally    Intelligence
Fund               capital        in common and          Risk
                   appreciation   preferred stocks of    Liquidity
                   from equity    small and medium       Risk
                   securities of  companies;  "small     Market Risk
                   small- and     companies" are         Mid-
                   medium-        companies with         Capitalization
                   capitalization capitalizations that     Stock Risk
                   companies      at the time of         Price Risk
                                  purchase are less      Small-
                                  than $2.5 billion      Capitalization
				  and "medium companies" Stock
				  are companies with 	 Risk
				  capitalizations that
				  at the time of purchase
				  are between $1 billion
				  and $12 billion

                                  Invests at least 80%
                                  of its assets in
                                  equity securities,
                                  i.e., common and
                                  preferred stocks

                                  Seeks investments
                                  with the potential
                                  for capital
                                  appreciation as a
                                  result of earnings
                                  growth or
                                  improvements in
                                  equity valuation


International      Long-term      Invests principally    Currency
Equity Fund        capital        in common and          Risk
                   appreciation   preferred stocks of    Economic
                   from foreign   non-U.S. companies of  Risk
                   equity         any size               Foreign
                   securities;                            Securities
                   income is the  Invests at least 80%      Risk
                   secondary      of its assets in       Intelligence
                   objective      equity securities,     Risk
                                  i.e., common and       Liquidity
                                  preferred stocks       Risk
                                                         Market Risk
                                  Seeks to achieve       Mid-
                                  returns from capital   Capitalization
                                  appreciation due to    Stock Risk
                                  improvements in         Political
                                  equity valuation and   Risk
                                  earnings growth        Small-
                                                         Capitalization
                                                          Stock Risk

Emerging Markets   Long-term      Invests 80% of its     Currency
Equity Fund        capital        assets in common and   Risk
                   appreciation   preferred stocks of    Economic
                   from emerging  companies in emerging  Risk
                   market equity  market and developing  Emerging
                   securities     countries              Markets
                                                          Risk
                                  Seeks to achieve       Foreign
                                  returns from capital   Securities
                                  appreciation due to       Risk
                                  improvements in        Intelligence
                                  equity valuation and   Risk
                                  earnings growth        Liquidity
                                                         Risk
                                                         Market Risk
                                                         Mid-
                                                         Capitalization
                                                          Stock Risk
                                                         Political
                                                         Risk
                                                         Small-
                                                         Capitalization
                                                          Stock Risk

Bond Fund          High current   Invests principally    Credit Risk
                   income by      in investment grade    Economic
                   investing      debt securities of     Risk
                   primarily in   any maturity           Intelligence
                   fixed-income                          Risk
                   securities     Invests at least 80%   Interest
                                  of its assets in       Rate Risk
                                  bonds (debt            Liquidity
                                  securities)            Risk

                                  Seeks to achieve
                                  incremental return
                                  through analysis of
                                  relative credit and
                                  valuation of debt
                                  securities





Fund               Goal           Principal Strategies   Principal
                                                         Risk Factors

Global Bond Fund   High total     Invests principally    Credit Risk
                   return, both   in investment grade    Currency
                   through        debt securities of     Risk
                   income and     government, corporate  Economic
                   capital        and supranational      Risk
                   appreciation,  organizations (such    Emerging
                   by investing   as the World Bank and  Market Risk
                   primarily in   the United Nations)    Foreign
                   domestic and   of any maturity        Securities
                   foreign fixed-                         Risk
                   income         Invests at least 80%   Intelligence
                   securities     of its assets in       Risk
                                  bonds (debt            Interest
                                  securities)            Rate Risk
                                                         Liquidity
                                  Seeks to achieve       Risk
                                  incremental return     Non-
                                  through credit         Diversified
                                  analysis and            Fund Risk
                                  anticipation of        Political
                                  changes in interest    Risk
                                  rates within and
                                  among various
                                  countries



Principal Risk Factors

All  investments involve some type and level  of  risk.
Risk is the possibility that you will lose money or not make any additional money by investing in the Funds.
Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Funds.

Credit Risk    The  likelihood  that a debtor  will  be
               unable  to  pay  interest  or  principal
               payments   as   planned   is   typically
               referred  to  as default risk.   Default
               risk   for   most  debt  securities   is
               constantly    monitored    by    several
               nationally recognized statistical rating
               agencies   such  as  Moody's   Investors
               Services,  Inc.  and Standard  &  Poor's
               Corporation.  Even if the likelihood  of
               default  is  remote,  changes   in   the
               perception of an institution's financial
               health will affect the valuation of  its
               debt  securities.   This  extension   of
               default  risk  is  typically  known   as
               credit   risk.   Bonds  rated   BBB/Baa,
               although  investment  grade,  may   have
               speculative   characteristics    because
               their  issuers  are more  vulnerable  to
               financial    setbacks    and    economic
               pressures   than  issuers  with   higher
               ratings.

Currency Risk    The value of foreign securities in  an
               investor's  home currency  depends  both
               upon the price of the securities and the
               exchange  rate  of the currency.   Thus,
               the  value of an investment in a foreign
               security will drop if the price for  the
               foreign  currency drops in  relation  to
               the   U.S.   dollar.   Adverse  currency
               fluctuations  are  an  added   risk   to
               foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

Economic Risk  The  prevailing economic environment  is
               important   to   the   health   of   all
               businesses.  However, some companies are
               more   sensitive  to  changes   in   the
               domestic or global economy than  others.
               These   types  of  companies  are  often
               referred   to  as  cyclical  businesses.
               Countries  in which a large  portion  of
               businesses  are  in cyclical  industries
               are    thus   also   very   economically
               sensitive and carry a higher amount of economic risk.

Emerging       Investments in emerging markets securities
Markets        involve all of the risks of investments in
Risk           foreign securities (see below), and also
               have  additional risks.  The markets  of
               developing  countries  have  been   more
               volatile  than the markets of  developed
               countries  with  more mature  economies.
               Many  emerging markets companies in  the
               early   stages   of   development    are
               dependent on a small number of  products
               and  lack  substantial capital reserves.
               In addition, emerging markets often have
               less   developed  legal  and   financial
               systems.    These  markets  often   have
               provided  significantly higher or  lower
               rates  of return than developed  markets
               and   usually  carry  higher  risks   to
               investors than securities of companies in developed countries.

Foreign        Investments in securities of foreign issuers,
Securities     whether directly or indirectly in the form
Risk           of American Depositary Receipts or  similar
               instruments  involve  additional   risks
               different  from  those  associated  with
               investing in securities of U.S. issuers.
               There   may   be   limited   information
               available   to  investors  and   foreign
               issuers  are  not generally  subject  to
               uniform    accounting,   auditing    and
               financial   standards  and  requirements
               like  those applicable to U.S.  issuers.
               The  value of foreign securities may  be
               adversely  affected by  changes  in  the
               political    or    social    conditions,
               confiscatory    taxation,     diplomatic
               relations,                expropriation,
               nationalization,   limitation   on   the
               removal  of  funds  or  assets,  or  the
               establishment  of exchange  controls  or
               other   foreign  restrictions  and   tax
               regulations   in   foreign    countries.
               Foreign   securities  trade  with   less
               frequency   and  volume  than   domestic
               securities   and  therefore   may   have
               greater  price volatility.  In addition,
               just  as foreign markets may respond  to
               events  differently from  U.S.  markets,
               foreign     securities    can    perform
               differently from U.S. securities.

Intelligence   Inteligence risk is
Risk           a term created by The Managers Funds LLC to describe the
               risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

Interest Rate  Changes in interest
Risk rates can impact bond prices in several ways. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk.

               Duration  is  the weighted average  time
               (typically  quoted  in  years)  to   the
               receipt  of  cash  flows  (principal   +
               interest)  for a bond or portfolio.   It
               is   used  to  evaluate  such  bond   or
               portfolio's interest rate sensitivity.

Liquidity Risk This  is  the risk that the Fund  cannot
               sell  a  security at a reasonable  price
               within  a  reasonable  time  frame  when
               necessary  due to a lack of  buyers  for
               the  security. This risk applies to  all
               assets.  For example, an asset such as a
               house has reasonably high liquidity risk
               because  it is unique and has a  limited
               number  of potential buyers.   Thus,  it
               often  takes  a  significant  effort  to
               market, and it takes at least a few days
               and  often months to sell.  On the other
               hand,  a  U.S. Treasury note is  one  of
               thousands   of  identical   notes   with
               virtually unlimited potential buyers and
               can   thus  be  sold  very  quickly  and
               easily.    The  liquidity  of  financial
               securities  in  orderly markets  can  be
               measured  by  observing  the  amount  of
               daily or weekly trading in the security,
               the  prices at which the security trades
               and  the  difference between  the  price
               buyers  offer  to  pay  and  the   price
               sellers    want   to   get.     However,
               estimating  the liquidity of  securities
               during   market   upheavals   is    very
               difficult.

Market Risk    Market  risk  is also called  systematic
               risk.   It typically refers to the basic
               variability  that stocks  exhibit  as  a
               result  of  stock  market  fluctuations.
               Despite   the   unique   influences   on
               individual  companies, stock  prices  in
               general  rise and fall as  a  result  of
               investors' perceptions of the market  as
               a  whole.   The consequences  of  market
               risk  are that if the stock market drops
               in   value,  the  value  of   a   Fund's
               portfolio of investments is also  likely
               to  decrease in value.  The decrease  in
               the  value  of a Fund's investments,  in
               percentage  terms, may be more  or  less
               than  the decrease in the value  of  the
               market.  Since foreign securities  trade
               on   different   markets,   which   have
               different     supply     and      demand
               characteristics, their prices are not as closely linked to the U.S. markets.
               Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Mid-           Mid-capitalization
Capitalization companies often have greater price volatility,
Stock Risk     lower trading volume and less liquidity than
               larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Non-Diversified A Fund which is "non-diversified" can
 Fund Risk      invest more of its assets in a single
               issuer than that of  a  diversified fund.
	       To the  extent
               that a Fund invests significant portions
               of  the  portfolio in  securities  of  a
               single  issuer, such as a  corporate  or
               government  entity, the Fund is  subject
               to  specific risk.  Specific risk is the
               risk  that  a  particular security  will
               drop in price due to adverse effects  on
               a specific issuer.  Specific risk can be
               reduced through diversification.  It can
               be measured by calculating how much of a
               portfolio is concentrated into  the  few
               largest  holdings and by estimating  the
               individual  risks  that  these   issuers
               face.

Political Risk Changes in the political status  of  any
               country can have profound effects on the
               value of securities within that country.
               Related  risk factors are the regulatory
               environment   within  any   country   or
               industry and the sovereign health of the
               country.   These  risks  can   only   be
               reduced  by  carefully  monitoring   the
               economic,   political   and   regulatory
               atmosphere    within    countries    and
               diversifying across countries.

Price Risk     As  investors perceive and forecast good
               business prospects, they are willing  to
               pay   higher   prices  for   securities.
               Higher  prices therefore reflect  higher
               expectations.  If expectations  are  not
               met, or if expectations are lowered, the
               prices  of  the  securities  will  drop.
               This  happens with individual securities
               or  the financial markets overall.   For
               stocks, price risk is often measured  by
               comparing  the price of any security  or
               portfolio to the book value, earnings or
               cash  flow of the underlying company  or
               companies.    A  higher  ratio   denotes
               higher expectations and higher risk that the expectations will not be sustained.

Sector Risk    Companies that are in similar businesses
               may  be similarly affected by particular
               economic or market events, which may, in
               certain  circumstances, cause the  value
               of  securities  of all  companies  in  a
               particular  sector  of  the  market   to
               decrease.   Although  a  Fund  may   not
               concentrate  in  any one industry,  each
               Fund  may  invest without limitation  in
               any  one sector.  To the extent  a  Fund
               has   substantial  holdings   within   a
               particular sector, the risks associated with that sector increase.

Small-Capitalization
Stock Risk	Small-capitalization companies often have
		greater price volatility, lower trading
                volume and   less  liquidity  than  larger,
		more  established companies.  These
               companies tend to have smaller revenues,
               narrower  product lines, less management
               depth and experience, smaller shares  of
               their  product or service markets, fewer
               financial resources and less competitive
               strength  than  larger  companies.   For
               these  and  other reasons, a  Fund  with
               investments    in   small-capitalization
               companies carries more risk than a Fund with investments in large-capitalization companies.

                       PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in each Fund by showing each Fund's year-by-year total returns and how the performance of each Fund has varied over the past ten years (or since the Fund's inception). Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

         Annual Total Returns - Last Ten Calendar Years
                       Managers Value Fund


Year	Annual Total Return
----	-------------------
2003	27.4%
2002	-23.8
2001	2.9
2000	9.8
1999	4.2
1998	11.7
1997	27.2
1996	17.1
1995	34.4
1994	1.0




            Best Quarter:  16.6% (2nd Quarter 2003)
            Worst Quarter:  -20.6% (3rd Quarter 2002)



         Annual Total Returns - Last Ten Calendar Years
               Managers Capital Appreciation Fund

Year	Annual Total Return
----	-------------------
2003	25.1%
2002	-30.5
2001	-31.6
2000	-22.2
1999	103.0
1998	57.3
1997	12.7
1996	13.7
1995	33.4
1994	-1.5


             Best Quarter:  58.4% (4th Quarter 1999)
            Worst Quarter: -25.8% (1st Quarter 2001)

                      Annual Total Returns
                   Managers Small Company Fund

Year	Annual Total Return
----	-------------------
2003	43.6%
2002	-21.6
2001	-12.2



            Best Quarter:  18.83% (2nd Quarter 2003)
            Worst Quarter:  -20.9% (3rd Quarter 2001)


         Annual Total Returns - Last Ten Calendar Years
                  Managers Special Equity Fund

Year	Annual Total Return
----	-------------------
2003	42.5%
2002	-22.0
2001	-8.1
2000	-2.6
1999	54.1
1998	0.2
1997	24.4
1996	24.8
1995	33.9
1994	-2.0


             Best Quarter:  35.9% (4th Quarter 1999)
            Worst Quarter:  -23.7% (3rd Quarter 2001)

         Annual Total Returns - Last Ten Calendar Years
               Managers International Equity Fund

Year	Annual Total Return
----	-------------------
2003	33.2%
2002	-16.7
2001	-23.4
2000	-8.5
1999	25.3
1998	14.5
1997	10.8
1996	12.8
1995	16.2
1994	2.0


             Best Quarter: 18.2% (2nd Quarter 2003)
            Worst Quarter: -20.1% (3rd Quarter 2002)

                      Annual Total Returns
              Managers Emerging Markets Equity Fund

Year	Annual Total Return
----	-------------------
2003	51.2%
2002	-8.0
2001	-0.6
2000	-26.7
1999	90.1



             Best Quarter:  43.7% (4th Quarter 1999)
            Worst Quarter:  -25.1% (3rd Quarter 2001)

         Annual Total Returns - Last Ten Calendar Years
                       Managers Bond Fund


Year	Annual Total Return
----	-------------------
2003	10.8%
2002	11.0
2001	9.6
2000	9.4
1999	3.7
1998	3.3
1997	10.4
1996	5.0
1995	30.9
1994	-7.3


             Best Quarter:  9.7% (1st Quarter 1995)
            Worst Quarter:  -3.6% (1st Quarter 1996)

                      Annual Total Returns
                    Managers Global Bond Fund

Year	Annual Total Return
----	-------------------
2003	20.7%
2002	18.9
2001	-4.1
2000	-1.6
1999	-10.0
1998	19.3
1997	0.2
1996	4.4
1995	19.1



             Best Quarter:  12.5% (1st Quarter 1995)
            Worst Quarter:  -5.5% (1st Quarter 1999)



The following table illustrates the risks of investing in the Fund by showing how each Fund's performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of the indexes is included in Appendix A. As always, the past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.



                Average Annual Total Returns (1)
                        (as of 12/31/03)

                         1       5       10       Since     Inception
                        Year   Years   Years    Inception     Date

Value Fund                                                  10/31/84
Return Before Taxes    27.39%   2.70%   9.94%      11.81%
Return After Taxes on  27.19%   1.22%   6.95%      n/a
Distributions
Return After Taxes on
Distributions  and     17.80%   1.65%   7.07%      n/a
Sale of Fund Shares
S&P 500 Index (a)      28.68%  -0.57%   11.07%     13.31%
(before taxes)

Capital Appreciation                                         6/1/84
Fund
Return Before Taxes    25.05%  -1.24%   9.55%      12.52%
Return After Taxes on  25.05%  -2.52%   6.58%      n/a
Distributions
Return After Taxes on
Distributions and      16.28%  -1.32%   6.81%      n/a
Sale of Fund Shares
S&P 500 Index (a)      28.68%  -0.57%   11.07%     13.59%
(before taxes)

Small Company Fund                                          6/19/00
Return Before Taxes    43.59%   n/a     n/a       -2.36%
Return After Taxes on  43.59%   n/a     n/a       -2.36%
Distributions
Return After Taxes on
Distributions and      28.34%   n/a     n/a	  -2.00%
Sale of Fund Shares
Russell 2000 Index (a) 47.25%   7.13%   9.47%      3.18%
(before taxes)

Special Equity Fund                                          6/1/84
Return Before Taxes    42.50%   8.94%   12.10%     13.99%
Return After Taxes on  42.50%   7.89%   10.68%      n/a
Distributions
Return After Taxes on
Distributions      and 27.63%   7.24%   9.94%	    n/a
Sale of Fund Shares
Russell 2000 Index(a)  47.25%   7.13%   9.47%      11.07%
(before taxes)

International Equity                                        12/31/85
Fund
Return Before Taxes    33.21%  -0.50%   5.17%      9.80%
Return After Taxes on  32.67%  -1.18%   4.22%       n/a
Distributions
Return After Taxes on
Distributions      and 21.58%  -0.63%   4.12%       n/a
Sale of Fund Shares
MSCI EAFE Index (a)    38.59%  -0.05%   4.47%      8.89%
(b)  (before taxes)

Emerging Markets                                             2/9/98
Equity Fund
Return Before Taxes    51.20%  14.03%    n/a       7.03%
Return After Taxes on  51.02%  13.27%    n/a       6.43%
Distributions
Return After Taxes on
Distributions      and 33.28%  11.86%    n/a       5.75%
Sale of Fund Shares
MSCI Emerging Markets
Free Index(a) (c)      56.28%  10.62%   0.18%      3.93%
(before taxes)


Bond Fund                                                   6/1/84
Return Before Taxes    10.77%   8.86%   8.31%     10.22%
Return After Taxes on  8.73%   6.22%   5.50%         n/a
Distributions
Return After Taxes on
Distributions      and 7.02%   5.91%   5.35%	     n/a
Sale of Fund Shares
Lehman Bros.
Govt/Credit Index(a)   4.67%   6.66%   6.98%      9.69%
(before taxes)

Global Bond Fund                                            3/25/94
Return Before Taxes    20.69%   4.03%    n/a       6.09%
Return After Taxes on  16.37%   2.53%    n/a       4.21%
Distributions
Return After Taxes on
Distributions      and 13.60%   2.53%    n/a       4.07%
Sale of Fund Shares
Lehman Bros. Global
Aggregate Bond         4.10%   6.62%   6.95%        n/a
Index(a) (before
taxes)


(a) Reflects no deduction for fees, expenses or taxes.
(b) Net dividends are reinvested.
(c) Gross dividends are reinvested.

(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Total Return is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

                        FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.

Shareholder Fees (fees paid directly from your investment)



Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of the offering price)              	None
Maximum Deferred Sales Charge (Load)                   	None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends and Other Distributions                     	None
Redemption Fee (Global Bond Fund)*                        1%
Redemption Fee (Emerging Markets Equity Fund and
International Equity Fund) *                              2%






        Annual Fund Operating Expenses (expenses that are
                   deducted from Fund assets)


                                          Total
                                         Annual      Fee
                 Managem  Distri  Other   Fund      Waiver
                   ent    bution  Expen  Operat     and/or     Net
                  Fees     (12b-   ses     ing     Expense   Expens
                            1)           Expens   Reimburse    es
                           Fees            es        ment
Value Fund (1)(2) 0.75%    0.00%  0.67%   1.42%      -.23%    1.19%
Capital           0.80%    0.00%  0.72%   1.52%      -.23%    1.29%
Appreciation
Fund (1)(3)
Small Company     0.90%    0.00%  0.60%   1.50%     -0.05%    1.45%
Fund (4)
Special Equity    0.90%    0.00%  0.56%   1.46%       ---%    1.46%
Fund (1)(5)
International     0.90%    0.00%  0.83%   1.73%     -0.18%    1.55%
Equity Fund (1)(6)
Emerging Markets  1.15%    0.00%  0.84%   1.99%     -0.20%    1.79%
Equity Fund (7)
Bond Fund (8)     0.63%    0.00%  0.46%   1.09%     -0.10%    0.99%
Global Bond Fund  0.70%    0.00%  0.98%   1.68%     -0.49%    1.19%
(9)


*Applies to redemptions occurring within 60 days of purchase. See "Redemption Fees."


(1)  Certain Funds have entered into arrangements  with
unaffiliated  broker-dealers to pay a portion  of  such
Funds'  expenses.   In  addition,  all  the  Funds  may
receive  credits against their custodian  expenses  for
uninvested  overnight  cash  balances.   Due  to  these
expense  offsets, the following Funds  incurred  actual
"Total  Annual Fund Operating Expenses" for the  fiscal
year  ended December 31, 2003 in amounts less than  the
amounts  shown  above.  After giving  effect  to  these
expense  offsets,  the  "Total  Annual  Fund  Operating
Expenses" for the fiscal year ended December  31,  2003
for the Funds were as follows: Value Fund - 1.27%, Capital Appreciation Fund -1.33%, Special Equity Fund -
1.43% and International Equity Fund - 1.72%.

(2) The Managers Funds LLC has contractually agreed through May 1, 2005 to waive management fees as may be necessary to limit "Total Annual Fund Operating
Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 1.19% of the Fund's net asset value subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading
"The Managers Funds"), provided that the amount of management fees waived will not exceed 0.25% of the Fund's average net assets. Because The Managers Funds
LLC's obligation to waive its management fees is limited to 0.25% of the Fund's average net assets, it is possible the Fund's total expenses could exceed
1.19% in certain circumstances.

(3) The Managers Funds LLC has contractually agreed through May 1, 2005 to waive management fees as may be necessary to limit "Total Annual Fund Operating
Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 1.29% of the Fund's net asset value subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading
"The Managers Funds"), provided that the amount of management fees waived will not exceed 0.25% of the Fund's average net assets. Because The Managers Funds
LLC's obligation to waive its management fees is limited to 0.25% of the Fund's average net assets, it is possible the Fund's total expenses could exceed
1.29% in certain circumstances.

(4) The Managers Funds LLC has contractually agreed, through at least May 1, 2005, to limit "Total Annual
Fund Operating Expenses"

(exclusive of taxes, interest, brokerage and extraordinary items) to 1.45% subject to later reimbursement by the Fund in certain circumstances.
See "The Managers Funds."

(5) The Managers Funds LLC has voluntarily agreed to waive 0.02% of its management fee. After giving effect to this voluntary waiver, the amounts shown above for Management Fees, Total Annual Fund Operating Expenses, and Net Expense would be .88%, 1.44%, and 1.44% respectively. This waiver may be discontinued at any time in the discretion of The
Managers Funds LLC.


(6) The Managers Funds LLC has contractually agreed through May 1, 2005 to waive management fees as may be necessary to limit "Total Annual Fund Operating
Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 1.55% of the Fund's net asset value subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading
"The Managers Funds"), provided that the amount of management fees waived will not exceed 0.25% of the Fund's average net assets. Because The Managers Funds
LLC's obligation to waive its management fees is limited to 0.25% of the Fund's average net assets, it is possible the Fund's total expenses could exceed
1.55% in certain circumstances.

(7) The Managers Funds LLC has contractually agreed through May 1, 2005 to waive management fees as may be necessary to limit "Total Annual Fund Operating
Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 1.79% of the Fund's net asset value subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading
"The Managers Funds"), provided that the amount of management fees waived will not exceed 0.25% of the Fund's average net assets. Because The Managers Funds
LLC's obligation to waive its management fees is limited to 0.25% of the Fund's average net assets, it is possible the Fund's total expenses could exceed
1.79% in certain circumstances.

  (8) The Managers Funds LLC has contractually agreed, through at least May 1, 2005, to limit "Total Annual
Fund Operating Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 0.99% subject to later reimbursement by the Fund in certain circumstances. See "The Managers Funds."

(9) The Managers Funds LLC has contractually agreed, through at least May 1, 2005, to limit "Total Annual
Fund Operating Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 1.19% subject to later reimbursement by the Fund in certain circumstances. See "The Managers Funds."




Example

This  Example  will  help  you  compare  the  cost   of
investing  in  the Funds to the cost  of  investing  in
other   mutual   funds.   The  example  makes   certain
assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:



                          1     3     5      10
                         Year  Year  Years   Years

Value Fund               $121  $427  $754  $1,682
Capital    Appreciation  $131  $458  $807  $1,793
Fund
Small Company Fund       $148  $469  $814  $1,786
Special Equity Fund      $147  $456  $787  $1,724
International    Equity  $158  $527  $922  $2,026
Fund
Emerging Markets Equity  $182  $605  $1,054 $2,301
Fund
Bond Fund                $101  $337  $591  $1,320
Global Bond Fund         $121  $482  $867  $1,946


The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS

              THE MANAGERS FUNDS

The Managers Funds is a mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies.
Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC  (the  "Investment Manager"), an
indirect,   wholly-owned   subsidiary   of   Affiliated
Managers Group, Inc. located at 600 Hale Street, Prides
Crossing, MA 01965, serves as the investment manager to
the  Funds  and  is responsible for the Funds'  overall
administration.  It selects and recommends, subject  to
the  approval  of the Board of Trustees,  one  or  more
asset   managers  to  manage  each  Fund's   investment
portfolio.   It  also  allocates assets  to  the  asset
managers  based  on certain evolving targets,  monitors
the   performance,  security  holdings  and  investment
strategies of these external asset managers  and,  when
appropriate,   researches  any  potential   new   asset
managers  for  the  Fund family.   The  Securities  and
Exchange  Commission has given the Funds  an  exemptive
order  permitting them to change asset managers without
prior shareholder approval, but subject to notification
within  90  days  of any such changes.  The  Investment
Manager  or the Distributor may make direct or indirect
payments  to third parties in connection with the  sale
of   Fund   shares  or  the  servicing  of  shareholder
accounts.

Managers    Distributors,   Inc.    ("MDI"    or    the
"Distributor"),  a  wholly-owned  subsidiary   of   the
Investment  Manager, serves as the Funds'  distributor.
MDI receives no compensation from the Funds for its services as distributor.

WHAT  AM  I INVESTING IN?  You are buying shares  of  a
pooled  investment  known as  a  mutual  fund.   It  is
professionally managed and gives you the opportunity to
invest  in  a  variety  of  companies,  industries  and
markets.   Each  Fund  is  not  a  complete  investment
program, and there is no guarantee that a Fund will reach its stated goals.


Value Fund


FUND FACTS

Objective:          Long-term capital appreciation;
income is the secondary objective

Investment Focus:   Equity securities of medium and
large U.S. companies

Benchmark:          S&P 500 Index

Ticker:             MGIEX


Objective

The  Fund's  objective is to achieve long-term  capital
appreciation through a diversified portfolio of  equity
securities.  Income is the Fund's secondary  objective.
The   Fund's   objectives  may   be   changed   without
shareholder  approval.   Shareholders  will  be   given
notice prior to any change becoming effective.

Principal Investment Strategies

Under   normal  market  conditions,  the  Fund  invests
primarily  in  common  and  preferred  stocks  of  U.S.
companies.   The Fund generally invests in  medium  and
large    companies,    that    is,    companies    with
capitalizations   that  are   within   the   range   of
capitalizations of companies represented in the S&P 500
Index.  As  of December 31, 2003, the range  of  market
capitalizations  for  the  S&P  500  Index  was  $901.8
million to $310.4 billion.

The  Fund's assets currently are allocated between  two
asset managers, each of which acts independently of the
other   and  uses  its  own  methodology  in  selecting
portfolio  investments.  One asset manager  utilizes  a
dividend  yield  oriented  value  approach  whereby  it
principally  selects securities from among  those  that
yield  more  than the S&P 500 Index.  The  other  asset
manager  invests  in stocks with low  price-to-earnings
and  price-to-cash  flow ratios  while  using  in-depth
bottom-up analysis to identify financially strong, well-
managed   companies.    It  examines   the   underlying
businesses,     financial    statements,    competitive
environment and company managements in order to  assess
the  future profitability of each company.  Both  asset
managers  expect  to  generate  returns  from  dividend
income  as well as capital appreciation as a result  of
improvements to the valuations of the stocks  such  as,
among  other things, increases in the price to earnings
ratio.  Growth in earnings and dividends may also drive
the  price of stocks higher.  A stock is typically sold
if   the   asset  manager  believes  that  the   future
profitability of a company does not support its current stock price.

For  temporary defensive purposes, the Fund may invest,
without  limit,  in  cash  or high  quality  short-term
investments.  To the extent that the Fund  is  invested
in these instruments, the Fund will not be pursuing its
investment    objective.    Although   the   investment
strategies  of  the  Fund's  asset  managers   do   not
ordinarily involve trading securities for short-term profits, any asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs, which may have an adverse effect on the Fund's performance, and may increase your tax liability.

Should I Invest in this Fund?

     This Fund may be suitable if you:
       * Are seeking an opportunity for additional returns through medium- to large-capitalization equities in your investment portfolio
       * Are willing to accept a moderate risk
          investment
       * Have an investment time horizon of five years or more

     This Fund may not be suitable if you:
       * Are seeking stability of principal
       * Are investing with a shorter time horizon in mind
       * Are uncomfortable with stock market risk

PORTFOLIO MANAGEMENT OF THE FUND

  Armstrong  Shaw  Associates Inc.  ("Armstrong  Shaw")
  and   Osprey  Partners  Investment  Management,   LLC
  ("Osprey  Partners") each manage  a  portion  of  the
  Fund.
Armstrong Shaw has managed a portion of the Fund  since
March  2000.   Armstrong  Shaw,  located  at  45  Grove
Street,  New Canaan, Connecticut, was founded in  1984.
As of December 31, 2003 Armstrong Shaw had assets under
management  of  approximately $474.7 million.   Jeffrey
Shaw is the lead portfolio manager for the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and President of Armstrong Shaw since 1999 and
1988, respectively, and is a co-founder of the firm.

Osprey Partners has managed a portion of the Fund since
September 2001.  Osprey Partners, located at 1040 Broad
Street, Shrewsbury, New Jersey, was founded in 1998.
As of December 31, 2003, Osprey Partners had assets under management of approximately $3.1 billion. John
W. Liang is the lead portfolio manager for the portion of the Fund managed by Osprey Partners. He is a Managing Partner and the Chief Investment Officer and has been employed as a portfolio manager by the firm since 1998. From 1989 to 1998, he was a Managing
Director and a portfolio manager at Fox Asset
Management.

The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC of 0.75% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Armstrong Shaw and Osprey
Partners.

The  Managers Funds LLC (the "Investment Manager")  has
contractually agreed, through at least May 1, 2005,  to
waive  management  fees  to the extent  total  expenses
(exclusive   of   brokerage,   interest,   taxes    and
extraordinary expenses) of the Fund exceed 1.19% of the
Fund's  net  asset value, provided that the  amount  of
fees  waived  will not exceed 0.25% of the  Fund's  net
asset  value.   The  Fund  is obligated  to  repay  the
Investment  Manager  such  amounts  waived,   paid   or
reimbursed in future years provided that the  repayment
occurs  within  three  (3) years after  the  waiver  or
reimbursement and that such repayment would  not  cause
the  Fund's expenses in any such future year to  exceed
1.19%  of  the  Fund's average daily  net  assets.   In
addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

                              Capital Appreciation Fund


FUND FACTS

Objective:          Long-term capital appreciation;
income is the secondary objective

Investment Focus:   Equity securities of medium and
large U.S. companies

Benchmark:          S&P 500 Index

Ticker:             MGCAX

Objective
The  Fund's  objective is to achieve long-term  capital
appreciation through a diversified portfolio of  equity
securities.  Income is the Fund's secondary  objective.
The   Fund's   objectives  may   be   changed   without
shareholder  approval.   Shareholders  will  be   given
notice prior to any change becoming effective.
Principal Investment Strategies
Under   normal  market  conditions,  the  Fund  invests
primarily  in  common  and  preferred  stocks  of  U.S.
companies.   The Fund generally invests in  medium  and
large    companies,    that    is,    companies    with
capitalizations   that  are   within   the   range   of
capitalizations of companies represented in the S&P 500
Index.  As  of December 31, 2003, the range  of  market
capitalizations  for  the  S&P  500  Index  was  $901.8
million to $310.4 billion.

The  Fund's assets currently are allocated between  two
asset managers, each of which acts independently of the
other  and uses its own methodology to select portfolio
investments.   Both asset managers emphasize  a  growth
approach to investing, that is, each selects stocks  of
companies  that it believes can generate strong  growth
in  earnings  and/or cash flow. One  asset  manager  is
typically,   though  not  exclusively,  attempting   to
identify   companies  expected  to  exhibit   explosive
earnings  growth  in the near term.   The  other  asset
manager   is   typically,   though   not   exclusively,
attempting  to  identify companies  with  above-average
products  and services and the ability to generate  and
sustain growth in earnings and/or cash flow over longer
periods.   Both  asset managers examine the  underlying
businesses,     financial    statements,    competitive
environment and company managements in order to  assess
the  future profitability of each company.   One  asset
manager expects to generate returns almost exclusively from capital appreciation due to earnings growth, while the other manager expects to generate returns from capital appreciation due to both earnings growth and an improvement in the market's valuation of that stock. A stock is typically sold if the asset manager believes that the current stock price is not supported by its expectations regarding the company's future growth potential.

For  temporary defensive purposes, the Fund may invest,
without  limit,  in  cash  or high  quality  short-term
investments.  To the extent that the Fund  is  invested
in these instruments, the Fund will not be pursuing its
investment    objective.    Although   the   investment
strategies  of  the  Fund's  asset  managers   do   not
ordinarily  involve trading securities  for  short-term
profits,  an  asset manager may sell any security  when
the  asset  manager believes best, which may result  in
short-term  trading.  Short-term trading  may  increase
the Fund's transaction costs, which may have an adverse
effect on the Fund's performance.
..

Should I Invest in this Fund?

     This Fund may be suitable if you:
       * Are seeking an opportunity for some
          additional returns through medium- to large-capitalization equities in your investment portfolio
       * Are willing to accept a higher degree of risk for the opportunity of higher potential returns
       * Have an investment time horizon of five years or more

     This Fund may not be suitable if you:
       * Are seeking stability of principal
       * Are investing with a shorter time horizon in mind
       * Are uncomfortable with stock market risk

PORTFOLIO MANAGEMENT OF THE FUND
Essex Investment Management Company, LLC ("Essex")  and
Bramwell  Capital  Management, Inc.  ("Bramwell")  each
manage a portion of the Fund.
Essex  has  managed a portion of the Fund  since  March
1997.   Essex,  located  at 125  High  Street,  Boston,
Massachusetts,   was  founded  in   1976.    Affiliated
Managers Group, Inc. owns a majority interest in Essex.
As  of  December  31,  2003,  Essex  had  assets  under
management  of approximately $5.9 billion.  Stephen  D.
Cutler  and Malcolm MacColl are the portfolio  managers
for  the  portion of the Fund managed  by  Essex.   Mr.
Cutler  is  the  President of, and a portfolio  manager
for,  Essex,  positions he has held  since  1989.   Mr.
MacColl  has  been a portfolio manager for Essex  since
1994.

Bramwell  has managed a portion of the Fund since  June
2003.  Bramwell, located at 745 Fifth Avenue, New York,
New  York,  was  founded in 1994.  As of  December  31,
2003,   Bramwell   had  assets  under   management   of
approximately $907 million.

Elizabeth Bramwell is the portfolio manager for the portion of the Fund managed by Essex. She has been the President of, and a portfolio manager for, Bramwell, since 1994.
The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC of 0.80% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Essex and Bramwell.

The  Managers Funds LLC (the "Investment Manager")  has
contractually agreed, through at least May 1, 2005,  to
waive  management  fees  to the extent  total  expenses
(exclusive   of   brokerage,   interest,   taxes    and
extraordinary expenses) of the Fund exceed 1.29% of the
Fund's  net  asset value, provided that the  amount  of
fees  waived  will not exceed 0.25% of the  Fund's  net
asset  value.   The  Fund  is obligated  to  repay  the
Investment  Manager  such  amounts  waived,   paid   or
reimbursed in future years provided that the  repayment
occurs  within  three  (3) years after  the  waiver  or
reimbursement and that such repayment would  not  cause
the  Fund's expenses in any such future year to  exceed
1.29%  of  the  Fund's average daily  net  assets.   In
addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

                                     Small Company Fund


FUND FACTS

Objective:          Long-term capital appreciation

Investment Focus:   Equity securities of small
companies

Benchmark:          Russell 2000 Index

Ticker:             MSCFX


Objective

  The Fund's objective is to achieve long-term capital appreciation by investing in equity securities of small companies.

Principal Investment Strategies

Under  normal  market conditions, the Fund  invests  at
least  65%  of its total assets in common and preferred
stocks of small companies with the potential for  long-
term capital appreciation.  Under normal circumstances,
the  Fund  invests at least 80% of its assets in  small
companies.   This  policy may not  be  changed  without
providing shareholders 60 days notice.  The term "small
companies"  refers  to  companies with  capitalizations
that  at  the  time  of purchase  are  less  than  $2.5
billion.   The  Fund  may  retain  securities  that  it
already has purchased even if the specific company outgrows the Fund's capitalization limits.

  The  Fund's assets currently are managed by a  single
  asset    manager.    The   asset   manager    focuses
  exclusively  on  stocks  of  small  companies   whose
  businesses  are expanding.  The asset  manager  seeks
  to  identify  companies  expected  to  exhibit  rapid
  earnings  growth  and to invest in  healthy,  growing
  businesses  whose  stocks are selling  at  valuations
  less  than  should  be expected.  The  asset  manager
  examines   the   underlying   businesses,   financial
  statements,   competitive  environment  and   company
  managements   in   order   to   assess   the   future
  profitability  of each company.  The  asset  manager,
  thus,   expects  to  generate  returns  from  capital
  appreciation  due  to  earnings  growth  along   with
  improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset manager believes that the future profitability of a company does not support its current stock price.

  For   temporary  defensive  purposes,  the  Fund  may
  invest, without limit, in cash or high quality short-
  term  investments.  To the extent that  the  Fund  is
  invested in these instruments, the Fund will  not  be
  pursuing  its  investment  objective.   Although  the
  investment  strategies of the  Fund's  asset  manager
  does  not  ordinarily involve trading securities  for
  short-term  profits, the asset manager may  sell  any
  security when the asset manager believes best,  which
  may   result   in  short-term  trading.    Short-term
  trading may increase the Fund's transaction costs, which may have an adverse effect on the Fund's performance, and may increase your tax liability.

Should I Invest in this Fund?

     This Fund may be suitable if you:
       * Are seeking an opportunity for additional returns through small company equities in your investment portfolio
       * Are willing to accept a higher degree of risk for the opportunity of higher potential returns
       * Have an investment time horizon of five years or more

     This Fund may not be suitable if you:
       * Are seeking stability of principal
       * Are investing with a shorter time horizon in mind
       * Are uncomfortable with stock market risk
       * Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND

Kalmar  Investment  Advisers  ("Kalmar")  manages   the
entire  Fund and has managed at least a portion of  the
Fund  since the Fund's inception. Kalmar has managed  a
portion  of the Fund since its inception in  May  2000.
Kalmar,  located  at  Barley Mill House,  3701  Kennett
Pike,  Wilmington,  Delaware, is  a  Delaware  Business
Trust  formed  in  1996  as a sister  asset  management
organization  to  Kalmar Investments, Inc.,  which  was
founded  in  1982.  As of December 31,  2003,  the  two
Kalmar   organizations  had  assets  under   management
totaling  approximately $1.2 billion in  small  company
stocks.   Ford  B.  Draper, Jr. leads the  eight-person
research/portfolio management team for the  portion  of
the   Fund  managed  by  Kalmar.   Mr.  Draper  is  the
President  and Chief Investment Officer  of  Kalmar,  a
position  he  has  held  since 1982.   Kalmar  is  100%
employee owned.
The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Kalmar.

The  Managers Funds LLC (the "Investment Manager")  has
contractually agreed, through at least May 1, 2005,  to
waive  fees and pay or reimburse the Fund to the extent
total expenses (exclusive of brokerage, interest, taxes
and extraordinary expenses) of the Fund exceed 1.45% of
the  Fund's  average  daily net assets.   The  Fund  is
obligated to repay the Investment Manager such  amounts
waived,  paid  or reimbursed in future  years  provided
that  the repayment occurs within three (3) years after
the  waiver  or  reimbursement and that such  repayment
would  not cause the Fund's expenses in any such future
year  to  exceed 1.45% of the Fund's average daily  net
assets.    In   addition  to  any   other   waiver   or
reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment
Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

                                    Special Equity Fund


FUND FACTS

Objective:          Long-term capital appreciation

Investment Focus:   Equity securities of small- and
medium-sized U.S. companies

Benchmark:          Russell 2000 Index

Ticker:             MGSEX

Objective
The  Fund's  objective is to achieve long-term  capital
appreciation through a diversified portfolio of  equity
securities  of small- and medium-sized companies.   The
Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
Under   normal  market  conditions,  the  Fund  invests
primarily  in  common  and  preferred  stocks  of  U.S.
companies.  Although the Fund is permitted to  purchase
securities  of  both  small- and  medium-capitalization
companies,   the   Fund   has   historically   invested
substantially  all of its assets in the  securities  of
small-capitalization companies, that is, companies with
capitalizations   that  at the time of purchase are less
than 2.5 billion.Under normal circumstances,  the  Fund
invests   at  least  80%  of  its  assets   in   equity
securities,  i.e.,  common and preferred  stocks;  this
policy   may   not   be   changed   without   providing
shareholders  60  days notice.   The  Fund  may  retain
securities that it already has purchased even if the company outgrows the Fund's capitalization limits.

The  Fund's  assets are currently allocated among  five
asset managers, each of which acts independently of the
other  and uses its own methodology to select portfolio
investments.   Three  asset managers  utilize  a  value
approach  to  investing whereby they seek  to  identify
companies  whose  improving  businesses  are  for  some
reason  not being fully recognized by others and  which
are  thus  selling at valuations less  than  should  be
expected.   The  other  two asset  managers  utilize  a
growth  approach  to  investing whereby  they  seek  to
identify companies which are exhibiting rapid growth in
their businesses.  All five asset managers examine  the
underlying     businesses,    financial     statements,
competitive  environment  and  company  managements  in
order  to  assess  the  future  profitability  of  each
company.   The asset managers, thus, expect to generate
returns  from  capital  appreciation  due  to  earnings
growth along with improvements in the valuations of the
stocks  such as, among other things, increases  in  the
price to earnings ratio.  A stock is typically sold  if
the    asset   managers   believe   that   the   future
profitability of a company does not support its current stock price.

For  temporary defensive purposes, the Fund may invest,
without  limit,  in  cash  or high  quality  short-term
investments.  To the extent that the Fund  is  invested
in these instruments, the Fund will not be pursuing its
investment    objective.    Although   the   investment
strategies  of  the  Fund's  asset  managers   do   not
ordinarily  involve trading securities  for  short-term
profits, any asset manager may sell a security when the
asset manager believes best, which may result in short-
term  trading.   Short-term trading  may  increase  the
Fund's transaction costs, which may have an adverse effect on the Fund's performance, and may increase your tax liability.

Should I Invest in this Fund?

     This Fund may be suitable if you:
       * Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio
       * Are willing to accept a higher degree of risk for the opportunity of higher potential returns
       * Have an investment time horizon of five years or more

     This Fund may not be suitable if you:
       * Are seeking stability of principal
       * Are investing with a shorter time horizon in mind
       * Are uncomfortable with stock market risk
       * Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND
Donald Smith & Co., Inc. ("Donald Smith"), Kern Capital
Management  LLC  ("Kern"), Essex Investment  Management
Company, LLC ("Essex"), Skyline Asset Management,  L.P.
("Skyline")   and   Westport  Asset  Management,   Inc.
("Westport") each manage a portion of the Fund.
Donald  Smith has managed a portion of the  Fund  since
September  2002.  Donald Smith is located at  152  West
57th  Street, 22nd Floor, New York, New  York.   As  of
December 31, 2003, Donald Smith had approximately  $1.7
billion in assets under management.  Donald G. Smith is
the  portfolio  manager of the portion  of  the  assets
managed by Donald Smith.  He has been the President of,
and a portfolio manager for, Donald Smith, since 1983.
Kern  has managed a portion of the Fund since September
1997.   Kern,  located at 114 West 47th  Street,  Suite
1926,  New York, New York, was formed in 1997.   As  of
December 31, 2003, Kern had assets under management  of
approximately $1.8 billion.  Robert E. Kern, Jr. is the
portfolio  manager for the portion of the Fund  managed
by Kern.  Mr. Kern is the Managing Member, Chairman and
CEO of, and a portfolio manager for, Kern, positions he
has  held  since the firm's formation.  Prior  to  that
time,   he   was  Senior  Vice  President  of   Fremont
Investment  Advisers in 1997 and a Director  of  Morgan
Grenfell Capital Management from 1986 to 1997.
Essex  has managed a portion of the Fund since December
2003.   Essex,  located  at 125  High  Street,  Boston,
Massachusetts,   was  founded  in   1976.    Affiliated
Managers Group, Inc. owns a majority interest in Essex.
As  of  December  31,  2003,  Essex  had  assets  under
management of approximately $5.9 billion.  Craig  Lewis
is  the  portfolio manager of the portion of the assets
managed  by  Essex.   He  is  a  Principal  of,  and  a
portfolio  manager for, Essex, positions  he  has  held
with Essex since May 2002.  Mr. Lewis was a Senior Vice
President  of,  and  a  portfolio manager  for,  Putnam
Investments, from 1998 to 2002.
Skyline  has  managed  a  portion  of  the  Fund  since
December  2000.  Skyline, located at 311  South  Wacker
Drive,  Suite  4500, Chicago, Illinois, was  formed  in
1995  and  is organized as a limited partnership.   The
general  partner  of  Skyline  is  Affiliated  Managers
Group,  Inc.   As  of  December 31, 2003,  Skyline  had
assets  under management of approximately $1.6 billion.
William  M.  Dutton  and a team  of  analysts  are  the
portfolio managers for the portion of the Fund  managed
by Skyline.  Mr. Dutton is the Managing Partner of, and
a  portfolio  manager for, Skyline, and has  held  such
positions with the firm since the firm's formation.
Westport  has  managed  a portion  of  the  Fund  since
December  1985.   Westport, located  at  253  Riverside
Avenue, Westport, Connecticut, was formed in 1983.   As
of   December  31,  2003,  Westport  had  assets  under
management  of approximately $2.9 billion.   Andrew  J.
Knuth and Edmund Nicklin are the portfolio managers for
the portion of the Fund managed by Westport.  Mr. Knuth
is  the  Chairman of Westport and has  acted  in  those
capacities  for  the  firm since  its  formation.   Mr.
Nicklin  is  a  Managing Director of, and  a  portfolio
manager   for,  Westport,  and  has  acted   in   those
capacities for the firm since 1997. Prior to joining the firm, he was a Portfolio Manager for Evergreen
Funds since 1982.
The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Donald Smith, Kern, Essex, Skyline and Westport.

The Managers Funds LLC has voluntarily agreed to waive
0.02% of its management fee. After giving effect to this voluntary waiver, the amounts shown above for Management
Fees, would be .88%. This waiver may be discontinued at any time in the discretion of The Managers Funds LLC.

                              International Equity Fund


FUND FACTS

Objective:          Long-term capital appreciation;
income is the secondary objective

Investment Focus:   Equity securities of non-U.S.
companies

Benchmark:          MSCI EAFE Index

Ticker:             MGITX



Objective

  The  Fund's objective is to achieve long-term capital
  appreciation  through  a  diversified  portfolio   of
  equity  securities of non-U.S. companies.  Income  is
  the   Fund's   secondary   objective.    The   Fund's
  objectives   may   be  changed  without   shareholder
  approval.   Shareholders will be given  notice  prior
  to any change becoming effective.

Principal Investment Strategies

Under  normal  market conditions, the Fund  invests  at
least  65%  of its total assets in common and preferred
stocks  of non-U.S. companies.  The Fund may invest  in
companies of any size.  Under normal circumstances, the
Fund  invests  at  least 80% of its  assets  in  equity
securities,  i.e.,  common and preferred  stocks;  this
policy   may   not   be   changed   without   providing
shareholders  60  days  notice.   The  Fund   primarily
invests   in   securities  of  issuers   in   developed
countries, but may also invest in countries designated by the World Bank or the United Nations to be a developing country or an emerging market.

  The  Fund's  assets  currently  are  allocated  among
  three   asset   managers,   each   of   which    acts
  independently  of  the  other  and   uses   its   own
  methodology in selecting portfolio investments.   One
  asset  manager utilizes a value approach  whereby  it
  seeks   to   identify  companies  whose  shares   are
  available for less than what it considers to be  fair
  value.   The asset manager uses a proprietary  return
  model based on fundamental analysis of businesses  in
  order  to identify companies with the most attractive
  value  attributes.   Another asset manager  generally
  seeks  to identify long-term investment themes  which
  may   affect   the  profitability  of  companies   in
  particular  industries, regions  or  countries.   For
  example,  the asset manager may identify broad-based,
  demographic  trends,  such  as  an  increase  in  the
  average  age of a region's population, that may  make
  investments  in  particular companies  or  industries
  particularly  attractive.  The  third  asset  manager
  utilizes  a  growth approach to investing whereby  it
  seeks    to   identify   companies   with   improving
  fundamentals and accelerating earnings.   Each  asset
  manager    examines   the   underlying    businesses,
  financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if an asset manager believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

  For   temporary  defensive  purposes,  the  Fund  may
  invest, without limit, in cash or high quality short-
  term  investments.  To the extent that  the  Fund  is
  invested in these instruments, the Fund will  not  be
  pursuing  its  investment  objective.   Although  the
  investment  strategies of the Fund's  asset  managers
  do  not  ordinarily  involve trading  securities  for
  short-term  profits, an asset manager  may  sell  any
  security when the asset manager believes best,  which
  may   result   in  short-term  trading.    Short-term
  trading may increase the Fund's transaction costs, which may have an adverse effect on the Fund's performance, and may increase your tax liability.


Should I Invest in this Fund?

     This Fund may be suitable if you:
       * Are seeking an opportunity for additional returns through international equities in your investment portfolio
       * Are willing to accept a moderate risk
          investment
       * Have an investment time horizon of five years or more

     This Fund may not be suitable if you:
       * Are seeking stability of principal
       * Are investing with a shorter time horizon in mind
       * Are uncomfortable with stock market risk
       * Are seeking current income





PORTFOLIO MANAGEMENT OF THE FUND

  Lazard  Asset  Management LLC. ("Lazard"),  Bernstein
  Investment Research and Management ("Bernstein")  and
  Mastholm  Asset Management, L.L.C. ("Mastholm")  each
  manage a portion of the Fund.
Lazard  has  managed  a  portion  of  the  Fund   since
September  2003.   Lazard, located  at  30  Rockefeller
Plaza, New York, New York, was founded in 1848.  As  of
December  31, 2003, Lazard had assets under  management
in  excess of $69.1 billion.  William E. Holzer is  the
portfolio  manager for the portion of the Fund  managed
by  Lazard.   He  is  a Director of,  and  a  portfolio
manager  for,  Lazard, positions he has held  with  the
firm since August 2003.  He was a Managing Director of,
and   a  portfolio  manager  for,  Deutsche  Investment
Management  Americas, Inc. ("Deutsche"), from  1980  to
2003.  From December 1989 until August 2003, Mr. Holzer
was  responsible in his capacity as a portfolio manager
for  Deutsche  for managing the portion of  the  Fund's
assets formerly allocated to Deutsche.
Bernstein has managed a portion of the Fund since March
2002.   Bernstein,  located  at  1345  Avenue  of   the
Americas,  New  York, New York, is a unit  of  Alliance
Capital  Management L.P. which was first  organized  in
1962.   As  of  December  31,  2003,  Alliance  Capital
Management  L.P.  had approximately $474.7  billion  in
assets  under  management.   Kevin  F.  Simms  is   the
portfolio  manager for the portion of the Fund  managed
by  Bernstein.   He  is the Director  of  Global  Value
Equity  Research.   Mr. Simms has been  with  Bernstein
since 1992.
Mastholm has managed a portion of the Fund since  March
2000.   Mastholm,  located at 10500  N.E.  8th  Street,
Bellevue,  Washington,  was founded  in  1997.   As  of
December 31, 2003, Mastholm had assets under management
of  approximately $3.8 billion.  Mastholm uses  a  team
approach  to manage its portion of the Fund.  The  team
is  headed  by  Theodore  J. Tyson.   Mr.  Tyson  is  a
Managing Director of Mastholm, position he has held since 1997.

  The Fund is obligated by its investment management contract to pay an annual management fee to The
  Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Lazard, Bernstein and Mastholm.

  The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least May 1, 2005, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.55% of the Fund's net asset value, provided that the amount of fees waived will not exceed 0.25% of the Fund's net asset value. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.55% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment
  Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

                           Emerging Markets Equity Fund


FUND FACTS

Objective:          Long-term capital appreciation

Investment Focus:   Equity securities of emerging
market or developing countries

Benchmark:          MSCI Emerging Markets Free Index

Ticker:             MEMEX


Objective
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market. The Fund's objective may be changed without shareholder approval.
Shareholders will be given notice prior to any change becoming effective.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of companies located in countries designated by the World Bank or the United
Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin
America and the Middle East; this policy may not be changed without providing shareholders 60 days notice.
The Fund may invest in companies of any size.

  Currently,  the asset manager of the  Fund  seeks  to
  keep  the  Fund  diversified  across  a  variety   of
  markets, countries and regions.  In addition,  within
  these  guidelines, it selects stocks that it believes
  can  generate  and  maintain strong earnings  growth.
  First,  the  asset  manager assesses  the  political,
  economic  and  financial  health  of  each   of   the
  countries  within  which  it  invests  in  order   to
  determine   target   country   allocation   for   the
  portfolio.  The asset manager then seeks to  identify
  companies  with  quality management, strong  finances
  and  established market positions across a  diversity
  of  companies  and  industries  within  the  targeted
  countries.   A stock is typically sold if  the  asset
  manager believes that the current stock price is  not
  supported   by   its   expectations   regarding   the
  company's   future  growth  potential   or   if   the
  political,  economic  or  financial  health  of   the
  country changes.

  For   temporary  defensive  purposes,  the  Fund  may
  invest, without limit, in cash or high quality short-
  term  investments.  To the extent that  the  Fund  is
  invested in these instruments, the Fund will  not  be
  pursuing  its  investment  objective.   Although  the
  investment strategies of the Fund's asset manager  do
  not  ordinarily involve trading securities for short-
  term   profits,  the  asset  manager  may  sell   any
  security when the asset manager believes best,  which
  may   result   in  short-term  trading.    Short-term
  trading may increase the Fund's transaction costs, which may have an adverse effect on the Fund's performance, and may increase your tax liability.

Should I Invest in this Fund?

     This Fund may be suitable if you:
       * Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns
       * Have an investment time horizon of seven years or more

     This Fund may not be suitable if you:
       * Are seeking a conservative risk investment
       * Are investing with a shorter time horizon in mind
       * Are seeking stability of principal or current income

PORTFOLIO MANAGEMENT OF THE FUND
Rexiter  Capital Management Limited ("Rexiter") manages
the  Fund.  Rexiter and its corporate predecessors have
managed a portion of the Fund since February 1998,  the
Fund's  inception, and Rexiter has managed  the  entire
Fund since January 1999.
Rexiter,  located  at  21 St. James's  Square,  London,
England, was founded in 1997.  As of December 31, 2003,
Rexiter  had  assets under management of  approximately
$875  million.  Kenneth King and Murray Davey  are  the
portfolio managers for the Fund.  Mr. King is the Chief
Investment Officer of Rexiter, a position he  has  held
since  the  firm's formation.   Prior  to  joining  the
firm,  he was the head of Emerging Markets at Kleinwort
Benson  Investment since 1992.  Mr. Davey is  a  Senior
Portfolio Manager of Rexiter, a position he has held since the firm's formation.
The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC of 1.15% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Rexiter.

The  Managers Funds LLC (the "Investment Manager")  has
contractually agreed, through at least May 1, 2005,  to
waive  management  fees  to the extent  total  expenses
(exclusive   of   brokerage,   interest,   taxes    and
extraordinary expenses) of the Fund exceed 1.79% of the
Fund's  net  asset value, provided that the  amount  of
fees  waived  will not exceed 0.25% of the  Fund's  net
asset  value.   The  Fund  is obligated  to  repay  the
Investment  Manager  such  amounts  waived,   paid   or
reimbursed in future years provided that the  repayment
occurs  within  three  (3) years after  the  waiver  or
reimbursement and that such repayment would  not  cause
the  Fund's expenses in any such future year to  exceed
1.79%  of  the  Fund's average daily  net  assets.   In
addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

                                              Bond Fund

FUND FACTS

Objective:          High current income

Investment Focus:   Fixed-income securities

Benchmark:          Lehman Bros. Govt/Credit Index

Ticker:             MGFIX



Objective

  The  Fund's objective is to achieve a high  level  of
  current income from a diversified portfolio of fixed-
  income  securities.   The  Fund's  objective  may  be
  changed  without shareholder approval.   Shareholders
  will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under  normal  market conditions, the Fund  invests  at
least  65%  of  its  total assets in  investment  grade
corporate  bonds and mortgage-related and other  asset-
backed   securities   and  in  securities   issued   or
guaranteed  by  the U.S. Government,  its  agencies  or
instrumentalities.   Investment  grade  securities  are
rated at least in the BBB/Baa major rating category  by
Standard  &  Poor's  Corporation or  Moody's  Investors
Services, Inc. (or a similar rating from any nationally
recognized statistical rating organization).  From time
to  time,  the Fund may invest in unrated bonds,  which
are considered by the asset manager to be of comparable
quality.  Debt securities held by the Fund may have any
remaining   maturity.   Occasionally,  the   Fund   may
purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments. Under normal circumstances, the Fund invests at least 80% of its assets in bonds
(debt securities); this policy may not be changed without providing shareholders 60 days notice.

In deciding which securities to buy and sell, the asset
manager   will  consider,  among  other   things,   the
financial  strength  of  the issuer  of  the  security,
current    interest   rates,   the   asset    manager's
expectations  regarding  general  trends  in   interest
rates, and comparisons of the level of risk associated with particular investments with the asset manager's expectations concerning the potential return of those investments.

Three  themes  typically drive  the  Fund's  investment
approach.   First,  the asset manager  generally  seeks
fixed-income   securities  of  issuers   whose   credit
profiles  the  asset  manager believes  are  improving.
Second,  the  Fund makes significant use of  securities
whose  price  changes may not have a direct correlation
with  changes  in  interest rates.  The  asset  manager
believes that the Fund may generate positive returns by
having a portion of the Fund's assets invested in  this
type of securities, rather than by relying primarily on
changes  in interest rates to produce returns  for  the
Fund.   Third,  the  asset manager  analyzes  different
sectors  of  the economy and differences in the  yields
("spreads") of various fixed-income securities in an effort to find securities that the asset manager believes may produce attractive returns for the Fund in comparison to their risk.

For  temporary defensive purposes, the Fund may invest,
without  limit,  in  cash  or high  quality  short-term
investments.  To the extent that the Fund  is  invested
in these instruments, the Fund will not be pursuing its
investment    objective.   Although   the    investment
strategies   of  the  Fund's  asset  manager   do   not
ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs, which may have an adverse effect on the Fund's performance, and increase your tax liability.

The asset manager generally prefers securities that are
protected  against  calls  (early  redemption  by   the
issuer).

Should I Invest in this Fund?

     This Fund may be suitable if you:
       * Are seeking an opportunity for additional fixed-income returns in your investment portfolio
       * Are willing to accept a moderate risk
          investment
       * Have an investment time horizon of four years or more

     This Fund may not be suitable if you:
       * Are seeking stability of principal
       * Are seeking a conservative risk investment




PORTFOLIO MANAGEMENT OF THE FUND

  Loomis,  Sayles  &  Company, L.P. ("Loomis,  Sayles")
  manages  the entire Fund and has managed at  least  a
  portion of the Fund since May 1984.
Loomis,   Sayles,  located  at  One  Financial  Center,
Boston,  Massachusetts, was founded  in  1926.   As  of
December  31,  2003, Loomis, Sayles  had  assets  under
management of approximately $53.7 billion.   Daniel  J.
Fuss is the portfolio manager for the Fund. He is a Managing Director of Loomis, Sayles, a position he has held since 1976.
The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC of 0.625% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.

  The  Managers  Funds  LLC (the "Investment  Manager")
  has  contractually agreed, through at  least  May  1,
  2005, to waive fees and pay or reimburse the Fund  to
  the  extent  total expenses (exclusive of  brokerage,
  interest,  taxes and extraordinary expenses)  of  the
  Fund  exceed  0.99% of the Fund's average  daily  net
  assets.    The  Fund  is  obligated  to   repay   the
  Investment  Manager  such  amounts  waived,  paid  or
  reimbursed   in  future  years  provided   that   the
  repayment  occurs within three (3)  years  after  the
  waiver  or  reimbursement  and  that  such  repayment
  would  not  cause  the Fund's expenses  in  any  such
  future  year  to  exceed 0.99% of the Fund's  average
  daily  net  assets.  In addition to any other  waiver
  or   reimbursement  agreed  to  by   the   Investment
  Manager,  an  asset manager from  time  to  time  may
  waive  all  or  a  portion of its fee.   In  such  an
  event,  the  Investment  Manager  will,  subject   to
  certain conditions, waive an equal amount of the Management Fee.

                                       Global Bond Fund


FUND FACTS

Objective:          Income and capital appreciation

Investment Focus:   High quality foreign and domestic
fixed-income securities

Benchmark:          Lehman Brothers Global Aggregate
Index

Ticker:             MGGBX


Objective

  The   Fund's  objective  is  to  achieve  income  and
  capital  appreciation through  a  portfolio  of  high
  quality    foreign    and    domestic    fixed-income
  securities.   The  Fund's objective  may  be  changed
  without  shareholder approval.  Shareholders will  be
  given notice prior to any change becoming effective.
  Principal Investment Strategies
Under  normal  market conditions, the Fund  invests  at
least 65% of its total assets in investment grade  U.S.
and foreign corporate bonds and in securities issued or
guaranteed  by the U.S. and foreign governments,  their
agencies     or     instrumentalities,    supranational
organizations  such as the World Bank  and  the  United
Nations.   Investment  grade securities  are  rated  at
least  in the BBB/Baa major rating category by Standard
&  Poor's  Corporation or Moody's  Investors  Services,
Inc.   (or   a   similar  rating  from  any  nationally
recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds which are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Under normal circumstances, the Fund invests at least 80% of its assets in bonds (debt securities); this policy may not be changed without providing shareholders 60 days notice. The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets. The Fund is "non-diversified," which means that it may invest more of its assets in the securities of a single issuer than a diversified fund.

  The  Fund's assets currently are managed by a  single
  asset  manager.  The asset manager primarily  selects
  investments  with  the goal of enhancing  the  Fund's
  overall   yield   and  total  return   and   lowering
  volatility,  relative  to  the  benchmark.   It  uses
  credit  analysis and internally developed  investment
  techniques  to  evaluate numerous financial  criteria
  relating  to debt securities.  The asset manager  may
  utilize  forward foreign currency contracts in  order
  to   adjust   the   Fund's  allocation   in   foreign
  currencies.

The asset manager does not manage this Fund to maintain
any  given  average duration.  This gives  the  manager
flexibility to invest in securities with any  remaining
maturity  as market conditions change.  At  times,  the
Fund's average duration may be longer than that of  the
benchmark,  so  that  the Fund  is  more  sensitive  to
changes  in  interest  risk  than  the  benchmark.    A
security  is  typically  sold  if  the  asset   manager
believes the security is overvalued based on its credit, country or duration.

For  temporary defensive purposes, the Fund may invest,
without  limit,  in  cash  or high  quality  short-term
investments.  To the extent that the Fund  is  invested
in these instruments, the Fund will not be pursuing its
investment    objective.   Although   the    investment
strategies   of  the  Fund's  asset  manager   do   not
ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs, which may have an adverse effect on the Fund's performance, and increase your tax liability.

Should I Invest in this Fund?

     This Fund may be suitable if you:
       * Are seeking an opportunity for additional global fixed-income returns in your investment portfolio
       * Are willing to accept a moderate risk
          investment
       * Have an investment time horizon of three years or more

     This Fund may not be suitable if you:
       * Are seeking stability of principal
       * Are investing with a shorter time horizon in mind
       * Are uncomfortable with currency and political risk

PORTFOLIO MANAGEMENT OF THE FUND
Loomis,  Sayles & Company, L.P. ("Loomis, Sayles")  has
managed  the  entire  Fund since March  2002.   Loomis,
Sayles,   located  at  One  Financial  Center,  Boston,
Massachusetts, was founded in 1926.  As of December 31,
2003,  Loomis,  Sayles had assets under  management  of
approximately $53.7 billion.  Kenneth M.  Buntrock  and
David  W.  Rolley  are the portfolio managers  for  the
Fund.   Both  Mr.  Buntrock and  Mr.  Rolley  are  Vice
Presidents  of,  and  Portfolio Managers  for,  Loomis,
Sayles.   Mr. Buntrock joined Loomis, Sayles  in  1997.
Mr. Rolley joined Loomis, Sayles in 1994.
The Fund is obligated by its investment management contract to pay an annual management fee to The
Managers Funds LLC of 0.70% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Loomis, Sayles.

The  Managers Funds LLC (the "Investment Manager")  has
contractually agreed, through at least May 1, 2005,  to
waive  fees and pay or reimburse the Fund to the extent
total expenses (exclusive of brokerage, interest, taxes
and extraordinary expenses) of the Fund exceed 1.19% of
the  Fund's  average  daily net assets.   The  Fund  is
obligated to repay the Investment Manager such  amounts
waived,  paid  or reimbursed in future  years  provided
that  the repayment occurs within three (3) years after
the  waiver  or  reimbursement and that such  repayment
would  not cause the Fund's expenses in any such future
year  to  exceed 1.19% of the Fund's average daily  net
assets.    In   addition  to  any   other   waiver   or
reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment
Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

                                        MANAGERSCHOICE (r)



ManagersChoice(r) Program

ManagersChoice   is   a  unique,  comprehensive   asset
allocation   program   offered   exclusively    through
investment  advisors and consisting  of  several  model
portfolios  using investments in various Funds  in  The
Managers Funds family of mutual funds.  Your investment
advisor  will  work with you to select a  portfolio  to
help   achieve  your  goals  in  the  context  of  your
tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersfunds.com.
Please be aware that an advisor may charge additional fees and expenses for participation in this program.


                             Additional Practices/Risks

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Funds.

Restricted  and  Illiquid  Securities-  Each  Fund  may
purchase   restricted  or  illiquid  securities.    Any
securities  that are thinly traded or whose  resale  is
restricted  can be difficult to sell at a desired  time
and  price.   Some  of  these securities  are  new  and
complex  and trade only among institutions; the markets
for  these securities are still developing, and may not
function as efficiently as established markets.  Owning
a large percentage of restricted or illiquid securities
could  hamper  a Fund's ability to raise cash  to  meet
redemptions.   Also,  because  there  may  not  be   an
established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements- Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign  Securities-  Each Fund that  focuses  on  U.S.
investments  may also purchase foreign securities.   To
the extent of any such investments, those Funds will be
subject to the risks of foreign investing, although not
to  the  extent of International Equity Fund,  Emerging
Markets  Equity  Fund or Global Bond  Fund,  for  which
these  risks  are  principal  risks  discussed  in  the
Risk/Return Summary.  Foreign securities generally  are
more  volatile  than their U.S. counterparts,  in  part
because of higher political and economic risks, lack of
reliable   information  and  fluctuations  in  currency
exchange rates. These risks are usually higher in less developed countries.
In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure- Many U.S. companies in which the Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S.
dollar. These factors, taken as a whole, may adversely affect the price of the Funds' shares.

Initial Public Offerings - Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives-  Each  Fund  may  invest  in  derivatives.
Derivatives,  a  category  that  includes  options  and
futures, are financial instruments whose value  derives
from  another  security, an index or a currency.   Each
Fund  may  use  derivatives for hedging (attempting  to
offset a potential loss in one position by establishing
an  interest in an opposite position) or to attempt  to
increase  return.  This includes the use  of  currency-
based   derivatives  for  speculation  (investing   for
potential  income or capital gain).  While hedging  can
guard  against potential risks, it adds to  the  Fund's
expenses  and  can  eliminate  some  opportunities  for
gains.  There is also a risk that a derivative intended
as  a hedge may not perform as expected.  The Funds are
not obligated to hedge and there is no guarantee that a
Fund  will  hedge any of its positions.  The main  risk
with  derivatives is that some types can amplify a gain
or  loss,  potentially earning or losing  substantially
more  money  than  the actual cost of  the  derivative.
With  some  derivatives, whether used  for  hedging  or
speculation,   there  is  also  the   risk   that   the
counterparty may fail to honor its contract terms, causing a loss for the Fund.

High-Yield  Bonds-  Each  Fund  may  invest  a  limited
portion  of  its  total  assets  in  high-yield  bonds,
frequently  referred  to as "junk  bonds".   High-yield
bonds are debt securities rated below BBB by Standard &
Poor's   Corporation  or  Baa3  by  Moody's   Investors
Services,  Inc. (or a similar rating by any  nationally
recognized  statistical rating organization).   To  the
extent that a Fund invests in high-yield bonds, it takes on certain risks:
* the risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds; and

* issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

When-Issued Securities- Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds- Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date.


U.S. Government Securities-Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

A FEW WORDS ABOUT RISK

In the normal course of everyday life, each of us takes
risk.   What is risk?  Risk can be thought  of  as  the
likelihood of an event turning out differently than planned and the consequences of that outcome.

If  you drive to work each day, you do so with the plan
of  arriving safely with time to accomplish your tasks.
There  is  a possibility, however, that some unforeseen
factor  such  as bad weather or a careless driver  will
disrupt  your  plan.   The  likelihood  of  your  being
delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The  consequences of something going  wrong  can  range
from  a short delay to serious injury or death. If  you
wanted,  you  could try to quantitatively estimate  the
risk   of  driving  to  work,  which  along  with  your
expectations  about the benefits of  getting  to  work,
will  help  you determine whether or not  you  will  be
willing to drive each day. A person who works in a city
may find the risk of driving very high and the relative
rewards  minimal  in that he or she could  more  easily
walk or ride a train. Conversely, a person who works in
the  country  may find the risk of driving minimal  and
the  reward great in that it is the only way he or  she
could get to work. Fortunately, most people do not need
to   quantitatively  analyze  most  of  their  everyday
actions.

The   point   is   that  everyone  takes   risks,   and
subconsciously  or  otherwise,  everyone  compares  the
benefit that they expect from taking risk with the cost
of  not  taking  risk to determine their  actions.   In
addition, here are a few principles from this example which are applicable to investing as well.
      *Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;
      *Everybody's  perception of reward  is  different;
       and
      *High risk does not in itself imply high reward.

While   higher  risk  does  not  imply  higher  reward,
proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

The risk premium for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes.
The risk-free return is a return that one could expect with absolute certainty.

U.S.  investors often consider the yield for short-term
U.S. Treasury securities to be as close as they can get
to  a risk-free return since the principal and interest
are  guaranteed by the U.S. Government.  Investors  get
paid  only  for taking risks, and successful  investors
are  those who have been able to correctly estimate and
diversify   the  risks  to  which  they  expose   their
portfolios along with the risk premium they expect to earn.

In  order  to better understand and quantify the  risks
investors   take  versus  the  rewards   they   expect,
investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

Principal  Risk  Factors  in  the  Risk/Return  Summary
detail  the principal risks of investing in the  Funds.
The   following  are  descriptions  of  some   of   the
additional risks that the asset managers of the Funds may take to earn investment -returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

Prepayment Risk
Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Reinvestment Risk
As debtors pay interest or return capital to investors,
there  is no guarantee that investors will be  able  to
reinvest these payments and receive rates equal  to  or
better  than  their original investment.   If  interest
rates  fall, the rate of return available to reinvested
money  will  also fall.  Purchasers of  a  30-year,  8%
coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

Here  is a good example of how consequences differ  for
various  investors.  An investor who plans on  spending
(as opposed to reinvesting) the income generated by his
portfolio   is   less  likely  to  be  concerned   with
reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

Specific Risk
This is the risk that any particular security will drop
in price due to adverse effects on a specific business.
Specific  risk  can be reduced through diversification.
It  can  be  measured  by calculating  how  much  of  a
portfolio is concentrated into the few largest holdings
and  by  estimating the individual business risks  that
these companies face.
An extension of specific risk is Sector Risk. Companies
that   are  in  similar  businesses  may  be  similarly
affected by particular economic or market events. To measure sector risk, one would group the holdings of a portfolio into sectors and observe the amounts invested in each. Again, diversification among industry groups will reduce sector risk but may also dilute potential returns.

                                  About Your Investment


FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or since the Fund's inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from each Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in each Fund's Annual Report, which is available upon request.

Financial Highlights
For a share of capital stock outstanding


                                 For the year ended December 31,

    Managers Value Fund     2003      2002     2001     2000    1999

Net Asset Value,           $20.69    $27.45    $27.73   $27.50  $30.67
Beginning of Year

Income from Investment
Operations:
 Net investment income       0.11      0.15     0.09     0.17    0.30
 Net realized and
 unrealized gain (loss)
   on investments            5.56    (6.65)     0.70     2.45    0.91

Total from investment        5.67    (6.50)     0.79     2.62    1.21
 operations

Less Distributions to
Shareholders from:
 Net investment income     (0.12)    (0.16)    (0.08)   (0.17)   (0.29)
 Net realized gain on                (0.10)    (0.99)   (2.22)   (4.09)
 investments

    Total distributions    (0.12)    (0.26)    (1.07    (2.39)  (4.38)
    to shareholders

Net Asset Value, End of    $26.24    $20.69    $27.45   $27.73   $27.50
Year

Total                      27.39%    (23.79)%   2.92%    9.80%   4.15%
Return

Ratio of net expenses to    1.27%     1.28%    1.25%    1.30%   1.35%
average net assets
Ratio of total expenses     1.42% (4) 1.35%    1.35%    1.38%   1.35%
to average net assets
Ratio of net investment
income
 to average net assets      0.59%     0.60%    0.43%    0.61%   0.92%
Portfolio turnover            41%       53%     147%     153%     94%
Net assets at end of
year (000's omitted)     $100,720   $48,001   $63,628   $57,300 $42,471



Financial Highlights
For a share of capital stock outstanding



                                  For the year ended December 31,
Managers Capital
Appreciation Fund            2003      2002     2001     2000     1999

Net Asset Value,            $20.36    $29.29    $42.79   $61.12   $33.78
Beginning of Year

Income from Investment
Operations:
 Net investment loss        (0.16)    (0.28)    (0.25)   (0.42)   (0.27)

 Net realized and
 unrealized gain (loss)
   on investments             5.26    (8.65)    (13.25)  (13.25)  34.81


    Total from                5.10    (8.93)    (13.50)  (13.67)  34.54
    investment
    operations

Less Distributions to
Shareholders from:

 Net realized gain on
 investments                     -         -        -    (4.66)   (7.20)


Net Asset Value, End of     $25.46    $20.36    $29.29    $42.79    $61.12
Year

Total                       25.05%    (30.49)%   (31.55)% (22.20)%  103.02%
Return

Ratio of net expenses to     1.33%     1.39%    1.34%    1.23%    1.26%
average net assets
Ratio of total expenses      1.52% (4) 1.43%    1.40%    1.26%    1.30%
to average net assets
Ratio of net investment
loss to average net assets  (0.67)%   (1.07)%   (0.75)% (0.82)%   (0.86)%
Portfolio turnover            109%      141%     265%     306%     200%
Net assets at end of      $110,903    $107,545  $186,876 $286,515 $248,487
year (000's omitted)

                            For the period ended December 31,

Managers Small Company       2003      2002     2001    2000*
Fund

Net Asset Value,             $6.40     $8.16    $9.29    $10.00
Beginning of Period

Income from Investment
Operations:
 Net investment loss        (0.09)    (0.13)    (0.07)    (0.01)

 Net realized and
 unrealized gain (loss)
   on investments             2.88    (1.63)    (1.06)    (0.70)


     Total from               2.79    (1.76)    (1.13)    (0.71)
     investment
     operations

Net Asset Value, End of      $9.19     $6.40    $8.16    $9.29
Period

Total                       43.59%    (21.57)% (12.16)%    (7.10)%  (1)
Return

Ratio of net expenses to     1.45%     1.40%    1.30%    1.30%  (2)
average net assets
Ratio of total expenses      1.50% (4) 1.70%    1.71%    1.72%  (2)
to average net assets
Ratio of net investment
loss to average net assets  (1.20)%    (1.17)%  (0.92)%  (0.45)%  (2)
Portfolio turnover             48%      134%      95%      55%  1
Net assets at end of
period (000's omitted)     $18,750     $12,610  $26,764   $25,705



* Commencement of operations was June 19, 2000.

Financial Highlights
For a share of capital stock outstanding




                                  For the year ended December 31,

Managers Special Equity      2003     2002      2001     2000      1999
Fund

Net Asset Value,            $55.08    $70.59    $76.82   $91.42   $61.23
Beginning of Year

Income from Investment
Operations:
 Net investment loss        (0.43)    (0.34)    (0.18)   (0.12)   (0.29)

 Net realized and
 unrealized gain (loss)
   on investments            23.83    (15.17)   (6.05)   (2.71)    33.30


    Total from               23.40    (15.51)   (6.23)   (2.83)    33.01
    investment
    operations

Less Distributions to
Shareholders from:
                               ---       ---      ---      ---       ---
 Net realized gain on
 investments                     -         -        -    (11.77)   (2.82)


Net Asset Value, End of     $78.48    $55.08    $70.59   $76.82    $91.42
Year

Total Return                42.50%    (21.98)%  (8.07)%  (2.56)%  54.11%


Ratio of net expenses to     1.43%     1.31%    1.29%    1.26%     1.31%
average net assets
Ratio of total expenses      1.46% (4) 1.32%    1.30%    1.26%     1.31%
to average net assets
Ratio of net investment
loss
 to average net assets      (0.72)%    (0.56)%  (0.27)%  (0.16)%   (0.47)%

Portfolio turnover             64%       67%      62%      69%       89%
Net assets at end of    $3,279,318  $2,020,821 $2,295,234 $2,132,376 $1,543,150
year (000's omitted)

                                 For the year ended December 31,

Managers International        2003     2002     2001    2000      1999
Equity Fund

Net Asset Value, Beginning    $31.22   $37.61    $49.38   $58.71    $48.85
of Year

Income from Investment
Operations:
 Net investment income          0.34    0.19     0.20 (3) 0.27      0.35
 Net realized and
 unrealized gain (loss)
   on investments              10.04   (6.48)   (11.72)(3)(5.38)    11.96


   Total from investment       10.38   (6.29)   (11.52)   (5.11)    12.31
   operations

Less Distributions to
Shareholders from:
 Net investment income        (0.47)   (0.10)   (0.25)   (0.24)    (0.35)

 Net realized gain on
 investments                       -       -        -    (3.98)	   (2.10)

   Total distributions to     (0.47)   (0.10)   (0.25)   (4.22)    (2.45)
   shareholders

Net Asset Value, End of       $41.13   $31.22   $37.61  $49.38    $58.71
Year

Total                         33.21%  (16.71)% (23.35)% (8.46)%   25.28%
Return

Ratio of net expenses to       1.72%   1.54%    1.45%   1.41%     1.40%
average net assets
Ratio of total expenses to     1.73%   1.56%    1.46%   1.42%     1.41%
average net assets
Ratio of net investment
income
 to average net assets         0.70%   0.54%    0.46% (3)0.42%     0.66%
Portfolio turnover               80%    132%     108%     99%       43%
Net assets at end of year    $266,611  $362,561 $560,602 $656,630 $704,209
(000's omitted)



Financial Highlights
For a share of capital stock outstanding


                                 For the period ended December 31,

Managers Emerging           2003        2002    2001    2000    1999
Markets Equity Fund

Net Asset Value,            $8.80     $9.56     $9.63    $14.67    $7.74
Beginning of Year

Income from Investment
Operations:
 Net investment income       0.01      0.03     (0.01)   (0.04)     0.03
 (loss)
 Net realized and
 unrealized gain (loss)
   on investments            4.50    (0.79)     (0.04)    (3.90)     6.93


   Total from investment     4.51    (0.76)     (0.05)    (3.94)     6.96
   operations

Less Distributions to
Shareholders from:
 Net investment income      (0.05)      -           -        -     (0.03)
 Net realized gain on
 investments                    -         -     (0.02)    (1.10)     -

   Total distributions      (0.05)       -      (0.02)    (1.10)   (0.03)
   to shareholders

Net Asset Value, End of     $13.26     $8.80     $9.56     $9.63   $14.67
Year

Total Return                51.20%    (7.95)%   (0.57)%  (26.69)%   90.06%


Ratio of net expenses to    1.99%     1.97%     1.94%     1.98%    1.85%
average net assets
Ratio of total expenses     1.97% (4) 2.18%     2.36%     2.48%    2.52%
to average net assets
Ratio of net investment
income (loss)
 to average net assets      0.08%     0.32%     (0.09)%   (0.34)%   0.37%
Portfolio turnover            79%       68%       69%       40%     119%
Net assets at end of
year (000's omitted)       $36,728   $22,211    $15,202   $12,390  $12,434



                                  For the year ended December 31,

Managers Bond Fund          2003      2002      2001     2000      1999

Net Asset Value,           $23.44    $22.32     $21.75   $21.45   $22.19
Beginning of Year

Income from Investment
Operations:
 Net investment income       1.08      1.24      1.44      1.49     1.45
 Net realized and
 unrealized gain (loss)
   on investments            1.40      1.12      0.60      0.48   (0.65)

    Total from               2.48      2.36      2.04      1.97     0.80
    investment
    operations

Less Distributions to
Shareholders from:
 Net investment income     (1.11)    (1.24)     (1.45)   (1.50)   (1.45)

 Net realized gain on      (0.23)       -       (0.02)    (0.17)   (0.09)
 investments

    Total distributions    (1.34)    (1.24)     (1.47)    (1.67)   (1.54)
    to shareholders

Net Asset Value, End of    $24.58    $23.44     $22.32    $21.75   $21.45
Year

Total                      10.77%    10.98%     9.64%     9.44%    3.66%
Return

Ratio of net expenses to    0.99%     1.00%     1.18%     1.19%    1.25%
average net assets
Ratio of total expenses     1.09% (4) 1.17%     1.18%     1.20%    1.26%
to average net assets
Ratio of net investment
income
 to average net assets      4.50%     5.55%     6.45%     6.91%    6.52%
Portfolio turnover            73%       24%       16%       10%      39%
Net assets at end of
year (000's omitted)      $179,641  $128,341  $66,817    $51,383  $33,389



Financial Highlights
For a share of capital stock outstanding



                                  For the year ended December 31,

Managers Global Bond        2003      2002      2001     2000      1999
Fund

Net Asset Value,           $20.58    $17.97     $18.98   $19.44   $22.38
Beginning of Year

Income from Investment
Operations:
 Net investment income       0.80      0.81      0.57 (3) 0.72     0.82
 Net realized and
 unrealized gain (loss)
   on investments            3.43      2.57    (1.33) (3) (1.06)   (3.05)

   Total from                4.23      3.38    (0.76)     (0.34)   (2.23)
   investment
   operations

Less Distributions to
Shareholders from:
 Net investment income     (2.09)    (0.55)       -       (0.12)   (0.49)

 Net realized gain on      (0.53)    (0.22)     (0.25)      -      (0.22)
 investments

   Total distributions     (2.62)    (0.77)     (0.25)    (0.12)   (0.71)
   to shareholders

Net Asset Value, End of    $22.19    $20.58     $17.97    $18.98   $19.44
Year

Total                      20.69%    18.85%     (4.10)%   (1.62)%  (9.97)%
Return

Ratio of net expenses to    1.68%     1.55%     1.45%     1.47%    1.54%
average net assets
Ratio of total expenses     1.68%     1.56%     1.46%     1.50%    1.54%
to average net assets
Ratio of net investment
income
 to average net assets      3.48%     4.01%     2.87% 3   4.07%    3.77%
Portfolio turnover           152%      220%      244%      176%     171%
Net assets at end of
year (000's omitted)      $32,307    $19,746    $19,879  $22,723  $19,073



The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.
 1 Not Annualized.

 2 Annualized.

 3 Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment
   Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the year ended December 31, 2001 on International Equity, Intermediate Bond and Global Bond was to decrease net investment income and increase net realized and unrealized gain
   (loss) per share by $0.01, $0.04 and $0.04,
   respectively. The effect of this change on the remaining Funds was not significant. Without this change the ratio of net investment income to average net assets for the year ended December 31, 2001 for International Equity and Global
   Bond would have been 0.46% and 3.08%, respectively. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

 4 Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.

                          YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of a Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share
(NAV) next determined after your purchase or redemption order is received on each day the New York Stock
Exchange (the "NYSE") is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. A fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New
York Time.  Purchase orders received after 4:00 p.m.
from certain processing organizations which have entered into special arrangements with the Fund will also receive that day's offering price provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

Securities traded in foreign markets may trade when the
NYSE  is closed.  Those securities are generally valued
at the closing of the exchange where they are primarily
traded.   Therefore, a Fund's NAV may  be  impacted  on
days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

On  behalf  of Managers International Equity  Fund  and
Managers  Emerging Markets Fund, the  Manager  monitors
intervening  events  (including  general  movements  in
domestic   markets)  that  may  affect  the  value   of
securities  held  in  each  Fund's  portfolio  and,  in
accordance  with  procedures  adopted  by  the   Funds'
Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect fair value as of the time each Fund's NAV is calculated.

Share  Classes of Special Equity Fund and International
Equity Fund

In addition to the class of shares offered by this prospectus, Special Equity Fund and International
Equity Fund each also has I Class shares, which are designed for institutional investors. I Class shares are not available through this prospectus. Although they represent investments in the same portfolio of securities, each of the Fund's classes of shares has different expenses and will likely have different share prices.

The Fund's I Class shares are designed to have lower operating expenses than the class of Fund shares offered by this prospectus, but I Class shares do have higher investment minimums.

Call (800) 835-3879 for more information about the Fund's I Class shares. You should be aware that any financial intermediary through which you buy shares may receive different compensation depending upon the class of shares it sells and may not offer all classes of shares.

Minimum Investments in the Funds

Cash  investments in the Funds must be in U.S. dollars.
Third-party checks and "starter" checks will not be accepted for the initial investment in the Funds or for any additional investment amounts..

The following table provides the minimum initial and additional investments in any Fund directly or through
ManagersChoice:



            Managers Funds           ManagersChoice
             Initial  Additional   Initial    Additional
            Investment Investment  Investment Investment

Regular      $2,000      $100      $50,000      $500
Accounts
Traditional    1,000      100       50,000       500
 IRA
ROTH IRA      1,000       100       50,000       500
Education     1,000       100       50,000       500
Savings
Account
SEP IRA       1,000       100       50,000       500
SIMPLE IRA    1,000       100       50,000       500


The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time. Additionally, the Funds (with the exception of International Equity Fund, Emerging
Markets Equity Fund and Global Bond Fund, which have adopted a redemption fee) or the Distributor may, in their discretion, request reimbursement from shareholder accounts that are involved in excessive trading. The costs to be borne by shareholders deemed to be involved in excessive trading by the Funds or the Distributor include, but are not limited to: 1) bank wire fees incurred by the Funds in order to facilitate the transfer of shareholder purchases and redemptions, and 2) sub-transfer agent recordkeeping fees associated with excessive trading.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses (Also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.
You should consult your tax professional for more information on IRA accounts.

                     HOW TO PURCHASE SHARES

You may purchase shares of the Funds once you have established an account with The Managers Funds (the
"Trust"). You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application.
Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.



        Managers Funds                    ManagersChoice

By Mail
      To open your account,            To open your account,
   complete and sign the account     complete and sign the account
   application and make your check    application and make your check
   payable to The Managers Funds.    payable to The Managers Funds.
   Mail the check and account        Mail the check and account
   application to:                   application to:

          The Managers Funds             The Managers Funds
          c/o BFDS, Inc.                 c/o PFPC Brokerage
          P.O. Box 8517                  Services, Inc.
          Boston, MA  02266-             P.O. Box 9847
          8517                           Providence, RI 02940

      To purchase additional           To purchase additional
   shares, write a letter of         shares, write a letter of
   instruction (or complete your     instruction (or complete your
   investment stub).  Send a check    investment stub).  Send a check
   and investment stub or written    and investment stub or written
   instructions to the above         instructions to the above
   address.  Please include your     address.  Please include your
   account number and Fund name on    account number and Portfolio
   your check.                       name on your check.


By Telephone                           After establishing this
      After establishing this        option on your account, call a
   option on your account, call      client service representative
   the Fund at (800) 252-0682.       at (800) 358-7668.  The minimum
   The minimum additional            additional investment is $500.
   investment is $100.


By Wire                                Call the Fund at (800) 358-
      Call the Fund at (800) 252-     7668.  Instruct your bank to
    0682.  Instruct your bank to      wire the money to Boston Safe
    wire the money to State Street     Deposit and Trust; ABA #011-
    Bank and Trust Company, Boston,     001234; BFN-The Managers Funds
    MA  02101; ABA #011000028; BFN-     A/C 04-5810; FBO Shareholder
    The Managers Funds A/C 9905-001-     Name,  account  number  and
    5, FBO shareholder name,          Portfolio name.  Please  be
    account number and Fund name.     aware that your bank may charge
    Please be aware that your bank     you a fee for this service.
    may charge you a fee for this
    service.


By Internet                            Not available.
      If your account has
   already been established, see
   our website at
   http://www.managersfunds.com.
   The minimum additional
   investment is $100.



Note:   If you redeem shares following a purchase by
    check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

                       HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds'
Transfer Agent receives your order in proper form.  The
Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.
Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.



        Managers Funds                    ManagersChoice

By Mail                                Write a letter of
      Write a letter of               instruction containing:
     instruction containing:            -the name of the
       -the name of the Fund(s)         Portfolio(s)
       -    dollar amount or number of       -    dollar amount or number of
        shares to be redeemed            shares to be redeemed
       -    your name                   -    your name
       -    your account number(s)       -    your account number(s)
       -signatures of all               -signatures of all
       account owners                   account owners

and mail the written             and mail the written
instructions to The Managers     instructions to The Managers
Funds, c/o Boston Financial      Funds, c/o PFPC Brokerage
Data Services, Inc., P.O. Box    Services, Inc., P.O. Box 9847,
8517, Boston, MA 02266-8517.     Providence, RI 02940.

                                       After establishing this
By Telephone                         option on your account, call a
      After establishing this        client service representative
    option on your account, call     at (800) 358-7668.
    the Fund at (800) 252-0682.
                                       Telephone Redemptions are
      Telephone redemptions are      available only for redemptions
    available only for redemptions    which are below $25,000 per
    which are below $25,000.         Fund or $100,000 per Portfolio.


                                       Not available.
By Internet
      See our website at
    http://www.managersfunds.com.




Note:     If you redeem shares following a purchase by
     check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For  The  Managers Funds:  Redemptions of  $25,000  and
over   require  a  signature  guarantee.   A  signature
guarantee  helps  to protect against  fraud.   You  can
obtain  one from most banks and/or securities  dealers.
Only  the  STAMP2000 Medallion imprint will be accepted
as  valid.   A notary public cannot provide a signature
guarantee.   Each  account holder's signature  must  be
guaranteed.

For ManagersChoice: All redemptions greater than $100,000 per Portfolio or $25,000 per Fund must be in writing and require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor
Institution, which is participating in a Signature
Guarantee Program recognized by the Securities Transfer
Associate (STA). A guarantor institution is a financial institution, which guarantees a signature.
Only the STAMP2000 Medallion imprint will be accepted as valid. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

                     REDEMPTION FEES

Managers International Equity Fund, Managers Emerging
Markets Equity Fund and Managers Global Bond Fund
(each, an "International Fund") will deduct a redemption fee (the "Redemption Fee") from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares, according to the following schedule:



                Fund                        Redemption Fee
    Managers International Equity Fund         2.00%
    Managers Emerging Markets Equity Fund      2.00%
    Managers Global Bond Fund                  1.00%


The purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of International Fund shares are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid to the International Fund from which you redeem your shares and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of the International Funds purchased by automatic reinvestment of dividends or capital gains distributions or to shares purchased through the ManagersChoice Program. Under certain circumstances, the Redemption Fee will not apply to shares purchased or held through financial intermediary such as a broker, retirement plan administrator, bank or trust company. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The
International Funds reserve the right to modify the terms of, or terminate, the Redemption Fee at any time.

               INVESTOR SERVICES

Automatic  Reinvestment Plan Allows your dividends  and
capital   gains  distributions  to  be  reinvested   in
additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

Automatic Investments Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

Automatic  Redemptions  Allows you  to  make  automatic
monthly   redemptions  of  $100  or  more   per   Fund.
Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange  Privilege Allows you to exchange your  shares
of  the  Fund for shares of other funds in any  of  our
fund  families.   There is no fee associated  with  the
Exchange  Privilege.  You can request your exchange  in
writing,  by telephone (if elected on the application),
by internet or through your investment advisor, bank or
investment  professional.  The  Exchange  Privilege  is
available only if the account you are exchanging out of
and  the account you are exchanging into are registered
in  the  same  name with the same address and  taxpayer
identification number.  Be sure to read the  Prospectus
of  any fund that you wish to exchange into.  When  you
purchase a fund's shares by exchange you do so  on  the
same  terms  as any new investment in that  fund.   The
Funds  reserve the right to discontinue, alter or limit
the  Exchange Privilege at any time.  Note:  Individual
Fund  exchanges are not permitted in the ManagersChoice
Program.   Please consult your investment  advisor  for
more details.

Systematic Purchase Plan Allows you to make automatic monthly deposits of $500 or more per ManagersChoice account directly from a designated bank account.

ManagersChoice Statement Fee An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of The Managers Funds LLC.

Systematic Withdrawal Plan Allows you to make automatic monthly deductions of $500 or more per account from a designated bank account into a ManagersChoice account.

                    OTHER OPERATING POLICIES

     The  Funds will not be responsible for any  losses
resulting from unauthorized transactions if it  follows
reasonable  security procedures designed to verify  the
identity  of  the  investor.   You  should  verify  the
accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

Each Fund reserves the right to:

*    redeem an account if the value of the account falls below
     $500 due to redemptions;

* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission

*    change the minimum investment amounts;

*    delay sending out redemption proceeds for up to seven days
   (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

* make a redemption-in-kind (a payment in portfolio securities instead of in cash);

* refuse a purchase order for any reason, including failure to submit a properly completed application;

* refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion); and

* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.


FREQUENT TRADING POLICY

The Funds have a policy of discouraging frequent trading in Fund shares, sometimes referred to as "market timing", because such activities may be disruptive to the management of a Fund's portfolio.
The Funds reserve the right to refuse a purchase order for any reason and may limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to a Fund. Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds, and as a result the Funds' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.




                       ACCOUNT STATEMENTS

You   will  receive  quarterly  and  yearly  statements
detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.


                  DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for each of the Equity Funds, are normally declared and paid annually. Capital gain distributions, if any, for each of the Equity Funds, are normally declared and paid annually in December.

Income dividends, if any, for the Income Funds, with the exception of the Global Bond Fund, are normally declared and paid monthly. Income dividends, if any, for the Global Bond Fund are normally declared and paid annually. Capital gain distributions, if any, for each of the Income Funds are normally declared and paid annually in December.

                         TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended, the Treasury
Regulations thereunder, administrative rules and court decisions that as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders
(such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws.
You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Funds that are attributable to corporate dividends received by the Funds generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met;
non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Funds by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal  law  requires the Funds to withhold  taxes  on
distributions   and   redemption   proceeds   paid   to
shareholders who:

    * fail to provide a social security number or taxpayer identification number;

    * fail to certify that their social security number or taxpayer identification number is correct; or

    * fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

APPENDIX A


                     Description of Indexes


S&P 500 Index
The  S&P  500  Index consists of 500 stocks  chosen  by
Standard  &  Poor's  for  market  size  (generally  the
largest  market value within their industry), liquidity
(trading  volume is analyzed to ensure ample  liquidity
and   efficient  share  pricing),  and  industry  group
representation    (representing   important    industry
segments  within the U.S. economy.).  It  is  a  market
value  weighted  index  (stock price  times  number  of
shares  outstanding), with each stock's weight  in  the
Index  proportionate  to  its  market  value.   As   of
December  31, 2003, the range of market capitalizations
for  the  S&P  500 Index was $901.8 million  to  $310.4
billion.

Russell 2000r Index
Frank  Russell  Company produces a family  of  21  U.S.
equity indexes. The indexes are market cap-weighted and
include  only  common stocks domiciled  in  the  United
States and its territories. All indexes are subsets  of
the Russell 3000r Index, which represents approximately
98%  of the investable U.S. equity market.  The Russell
2000  Index  measures  the  performance  of  the  2,000
smallest  companies in the Russell  3000  Index,  which
represents   approximately  8%  of  the  total   market
capitalization  of  the  Russell  3000  Index.  As   of
December 31, 2003, the average market capitalization was approximately $855 million; the median market capitalization was approximately $465 million. The largest company in the index had an approximate market capitalization of $2.4 billion. As of December 31, 2003, the range of market capitalizations for the Russell 2000 Index was $63.2 million to $2.4 billion.

MSCI EAFE Index
Morgan Stanley Capital International constructs an MSCI
Country Index by identifying and analyzing every listed
security  in  its  market.  The  securities  are   then
organized  by industry group, and stocks are  selected,
targeting   60%   coverage  of  market  capitalization.
Selection  criteria include: size, long- and short-term
volume, cross-ownership and float. By targeting 60%  of
each industry group, the MSCI index captures 60% of the
total  country market capitalization while  maintaining
the  overall  risk  structure of the market  -  because
industry, more than any other single factor, is  a  key
characteristic of a portfolio or a market. Once  stocks
are selected for the index, companies with greater than
40%   float   are   included  at  their   full   market
capitalization weight. Companies that are added  to  an
index  with  less  than 40% float  are  included  at  a
fraction  of their market capitalization in  accordance
with  the MSCI partial inclusion schedule. This partial
inclusion policy facilitates the inclusion of companies
with  a  modest  float, while taking into consideration
potential limited supply.  The EAFE (Europe, Australia,
&  Far  East)  Index  includes the following  developed
countries:   Australia,  Austria,   Belgium,   Denmark,
Finland,  France, Germany, Hong Kong,  Ireland,  Italy,
Japan,  Netherlands,  New  Zealand,  Norway,  Portugal,
Singapore,  Spain, Sweden, Switzerland, and the  United
Kingdom.

MSCI Emerging Markets Free Index
Morgan Stanley Capital International constructs an MSCI
Country Index by identifying and analyzing every listed
security  in  its  market.  The  securities  are   then
organized  by industry group, and stocks are  selected,
targeting   60%   coverage  of  market  capitalization.
Selection  criteria include: size, long- and short-term
volume, cross-ownership and float. By targeting 60%  of
each industry group, the MSCI index captures 60% of the
total  country market capitalization while  maintaining
the  overall  risk  structure of the market  -  because
industry, more than any other single factor, is  a  key
characteristic of a portfolio or a market. Once  stocks
are selected for the index, companies with greater than
40%   float   are   included  at  their   full   market
capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. MSCI Free indices reflect actual investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The EMF (Emerging Markets
Free)  Index includes the following emerging countries:
Argentina,  Brazil Free, Chile, China  Free,  Colombia,
Czech Republic, Greece, Hungary, India, Indonesia Free,
Israel,  Jordan,  Korea, Malaysia  Free,  Mexico  Free,
Pakistan, Peru, Philippines Free, Poland, Russia, South
Africa,  Sri Lanka, Taiwan, Thailand Free, Turkey,  and
Venezuela.

Lehman Brothers Government/Credit Index
The  Lehman  Brothers Government/Credit Index  includes
securities  in the Government and Credit Indices.   The
Government  Index  includes  treasuries  (i.e.,  public
obligations  of  the U.S. Treasury that have  remaining
maturities  of more than one year) and agencies  (i.e.,
publicly issued debt of U.S. Government agencies, quasi-
federal  corporations, and corporate  or  foreign  debt
guaranteed  by the U.S. Government).  The Credit  Index
includes  publicly  issued U.S. corporate  and  foreign
debentures  and  secured  notes  that  meet   specified
maturity, liquidity, and quality requirements.

Lehman Brothers Global Aggregate Bond Index
The  Lehman Brothers Global Aggregate Index provides  a
broad-based  measure  of  the  global  investment-grade
fixed  income  markets. The three major  components  of
this  index  are  the U.S. Aggregate, the  Pan-European
Aggregate, and the Asian-Pacific Aggregate Indices. The
index  also includes Eurodollar and Euro-Yen  corporate
bonds,   Canadian  government,  agency  and   corporate
securities, and USD investment grade 144A securities.

                      For More Information

Additional   information  about  each  Fund   and   its
investments is available in its Statement of Additional
Information and the Semi-Annual and Annual Reports  for
each  Fund, which are available to you without  charge.
You   may  request  these  documents  and  make   other
inquiries as follows:

            By Telephone:   1-800-835-3879

            By Mail:        The Managers Funds
                        800 Connecticut Avenue
                        Norwalk, CT  06854

            On the Internet:    Electronic copies are
                        available on our website at
                        http://www.managersfunds.com

In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Information about the Funds including each Fund's current Statement of Additional
Information and Annual and Semi-Annual Report is on file with the Securities and Exchange Commission. Each
Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Funds are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-
0102 (202-942-8090). Information about the Funds may also be reviewed and copied at the SEC's Public
Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act Registration Number 811-3752

                       THE MANAGERS FUNDS


                           VALUE FUND
                   CAPITAL APPRECIATION FUND
                       SMALL COMPANY FUND
                      SPECIAL EQUITY FUND
                   INTERNATIONAL EQUITY FUND
                  EMERGING MARKETS EQUITY FUND
                           BOND FUND
                        GLOBAL BOND FUND
                  ____________________________

              STATEMENT OF ADDITIONAL INFORMATION

                        DATED MAY 1, 2004


     You can obtain a free copy of the Prospectus of any of these Funds by calling The Managers Funds LLC at (800) 835-3879. The Prospectus provides the basic information about investing in the Funds.

    This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds.
It should be read in conjunction with each Fund's
Prospectus.

     The  Financial Statements of the Funds, including
the  Report of Independent Accountants, for the fiscal
year  ended  December 31, 2003 included in the  Funds'
Annual  Report for the fiscal year ended December  31,
2003   are   incorporated  into  this   Statement   of
Additional  Information  by  reference  (meaning  such
documents  are  legally  part  of  this  Statement  of
Additional   Information).   The  Annual   Report   is
available without charge by calling The Managers Funds
LLC at (800) 835-3879.




			(i)

                        TABLE OF CONTENTS





                                                  	     Page


GENERAL INFORMATION                                            3

INVESTMENT OBJECTIVES AND POLICIES                             3
    Investment Techniques and Associated Risks                 4
    Diversification Requirements for the Fund                 10
    Fundamental Investment Restrictions                       11
    Temporary Defensive Position                              13
    Portfolio Turnover                                        13
    Trustees' Compensation                                    17

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES           18
    Control Persons                                           19
    Management Ownership                                      19

MANAGEMENT OF THE FUND                                        19
    Investment Manager                                        19
    Compensation of Investment Manager and Sub-Adviser        20
    Fee Waivers and Expense Limitations                       22
    Investment Management and Subadvisory Agreements          23
    Custodian                                                 26
    Transfer Agent                                            26
    Independent Public Accountants                            26

BROKERAGE ALLOCATION AND OTHER PRACTICES                      27

PURCHASE, REDEMPTION AND PRICING OF SHARES                    28
    Purchasing Shares                                         28
    Redeeming Shares                                          29
    Exchange of Shares                                        30
    Net Asset Value                                           30
    Dividends and Distributions                               31

CERTAIN TAX MATTERS                                            31

PERFORMANCE DATA                                               34
    Total Return                                              35
    Performance Comparisons                                   38
    Massachusetts Business Trust                              38
    Description of Shares                                     39
    Additional Information                                    40

FINANCIAL STATEMENTS                 			      40





			(ii)

                      GENERAL INFORMATION


     This  Statement of Additional Information relates
to  Managers Value Fund, Managers Capital Appreciation
Fund,  Managers  Small Company Fund, Managers  Special
Equity  Fund,  Managers  International  Equity   Fund,
Managers  Emerging Markets Equity Fund, Managers  Bond
Fund and Managers Global Bond Fund (each a "Fund", and collectively the "Funds"). Each Fund is a series of shares of beneficial interest of The Managers
Funds, a no-load mutual fund family formed as a Massachusetts business trust (the "Trust"). The Trust was organized on November 23, 1987.

     This    Statement   of   Additional   Information
describes   the  financial  history,  management   and
operation  of  each  Fund,  as  well  as  each  Fund's
investment objectives and policies.  It should be read
in  conjunction  with each Fund's current  Prospectus.
The Trust's executive office is located at 40 Richards
Avenue, Norwalk, CT  06854.  Unlike other mutual funds
which   employ  a  single  manager  to  manage   their
portfolios,  several  of the  Funds  employ  a  multi-
manager  investment  approach  which  achieves   added
diversification within a Fund's portfolio.

     The   Managers   Funds  LLC,  a   subsidiary   of
Affiliated  Managers Group, Inc., serves as investment
manager to the Funds and is responsible for the Funds'
overall  administration.  It selects  and  recommends,
subject to the approval of the Board of Trustees  (the
"Trustees"), an independent asset manager, or  a  team
of  independent  asset managers (the  "Subadvisor"  or
"Subadvisors")   to  manage  each  Fund's   investment
portfolio.  The  Managers Funds LLC  (the  "Investment
Manager")  also  monitors  the  performance,  security
holdings   and   investment   strategies   of    these
independent, external Subadvisors and researches any potential new Subadvisors for the Fund family. See
"Management of the Funds."

     Investments in the Funds are not:

*Deposits or obligations of any bank;
*Guaranteed or endorsed by any bank; or
*Federally insured by the Federal Deposit Insurance
Corporation, the Federal Reserve Board or any other federal agency.


               INVESTMENT OBJECTIVES AND POLICIES

     The following is additional information regarding
the  investment  policies used  by  the  Funds  in  an
attempt to achieve their respective objectives.   Each
Fund is an open-end, diversified management investment company, with the exception of Managers Global Bond
Fund which is an open-end, non-diversified management investment company.

     Managers  Small Company Fund (the "Small  Company
Fund")  invests, under normal circumstances, at  least
80%  of  its  net  assets,  plus  the  amount  of  any
borrowings   for   investment   purposes,   in   small
companies.   This  policy may not be  changed  without
providing Fund shareholders at least 60 days' prior written notice.

     Managers Special Equity Fund (the "Special Equity
Fund")  and  Managers International Equity  Fund  (the
"International  Equity  Fund")  each  invests,   under
normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Each Fund may not change this policy without providing its shareholders at least 60 days' prior written notice.

     Managers   Emerging  Markets  Equity  Fund   (the
"Emerging Markets Equity Fund") invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. This policy may not be changed without providing shareholders of the Fund at least 60 days' prior written notice.

        Managers  Bond  Fund  (the  "Bond  Fund")  and
Managers  Global  Bond Fund (the "Global  Bond  Fund")
each invests, under normal circumstances, at least 80%
of  its  net assets, plus the amount of any borrowings
for  investment  purposes, in debt  securities.   Each
Fund may not change the policy without providing shareholders at least 60 days' prior written notice.

Investment Techniques and Associated Risks

     The  following are descriptions of the  types  of
securities  that may be purchased by the Funds.   Also
see "Quality and Diversification Requirements of the Funds."

     (1)   Asset-Backed  Securities.   Each  Fund  may
invest  in  securities  referred  to  as  asset-backed
securities.   These securities directly or  indirectly
represent a participation interest in, or are  secured
by   and  are  payable  from,  a  stream  of  payments
generated  from particular assets, such as  automobile
and  credit card receivables and home equity loans  or
other  asset-backed securities collateralized by those
assets.    Asset-backed  securities  provide  periodic
payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

     Asset-backed  securities are subject  to  certain
risks.   These  risks  generally  arise  out  of   the
security  interest  in the assets collateralizing  the
security.   For  example, credit card receivables  are
generally unsecured and the debtors are entitled to  a
number  of  protections  from the  state  and  through
federal  consumer laws, many of which give the  debtor
the  right  to offset certain amounts of  credit  card
debts  and  thereby  reducing  the  amounts  due.   In
general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

     (2) Cash Equivalents. Each Fund may invest in cash equivalents. Cash equivalents include, but are not limited to, certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

     Bankers Acceptances. Each Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

     Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are "accepted" by foreign branches of major U.S.
commercial banks.

     Certificates of Deposit. Each Fund may invest in certificates of deposit. Certificates of deposit are issued against money deposited into a bank
(including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

     Commercial Paper. Each Fund may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S.
dollars by European issuers. A Fund may not purchase foreign commercial paper subject to foreign withholding tax at the time of purchase.

     Repurchase Agreements. Each Fund may enter into repurchase agreements with brokers, dealers or banks.
In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus interest at a mutually agreed upon rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security.
The period of these repurchase agreements will be short, and at no time will any Fund enter into repurchase agreements with a term of more than seven
(7) days.

     Repurchase agreements are subject to certain risks. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.

          (3)  Reverse Repurchase Agreements.  Each
Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon between the parties. The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may magnify any gains or losses for a Fund.

     A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. A Fund will establish and maintain a segregated account with the custodian consisting of liquid assets in an amount equal to the amount of its obligation under the reverse repurchase agreement.

     (4)  Eurodollar Bonds.  Each Fund may invest in
Eurodollar bonds. Eurodollar bonds are bonds issued outside the U.S., which are denominated in U.S. dollars.

     European  Currency  Unit Bonds.   Each  Fund  may
invest  in  European  Currency Unit  Bonds.   European
Currency  Unit Bonds are bonds denominated in European
Currency  Units  ("ECU"s).  An  ECU  is  a  basket  of
European currencies which contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts. The ECU may fluctuate in relation to the daily exchange rates of its member's currencies.

     (5) Foreign Currency Considerations. Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non U.S. currencies. In addition, a Fund's income from foreign currency denominated securities is typically denominated in foreign currency. When a Fund receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Fund for purposes of determining Fund distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollars, the Fund may be required to liquidate other assets in order to make up the shortfall.

     Forward Foreign Currency Exchange Contracts.   A
forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon price and on a future date.
The contract is usually between a bank and its customers. The contract may be denominated in U.S.
dollars or may be a "cross-currency" contract. A cross-currency contract is a contract which is denominated in currency other than U.S. dollars.

   If a Fund enters into a forward currency exchange contract, the Fund's custodian will segregate cash or marketable securities in an amount not less than the value of the Fund's total assets committed to these contracts. Generally, a Fund will not enter into contracts that settle more than ninety (90) days later. A Fund may close out a currency contract position by entering into an offsetting currency contract with the counterparty to the original contract which may result in a gain or a loss.

   The use of currency contracts entails certain risks. Currency markets may not move as predicted or a Fund may not be able to enter into an offsetting transaction when desired, resulting in losses.

     (6) Emerging Market Securities. All the risks associated with investing in non-U.S. securities are further magnified when investing in emerging markets because these markets tend to have even less developed economic, monetary, banking, financial markets, legal, custody, financial reporting, auditing, social and political systems.

(7) Illiquid Securities, Private Placements and Certain Unregistered Securities. Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund's portfolio. The price a Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

     Rule 144A securities may be determined to be illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

     Investment in these securities entails  the  risk
to  a  Fund  that there may not be a buyer  for  these
securities at a price which a Fund believes represents
the  security's value should the Fund wish to sell the
securities.   If  a  security a  Fund  holds  must  be
registered under the 1933 Act before it may  be  sold,
the   Fund may be obligated to pay all or part of  the
registration   expenses.   In   addition,   in   these
circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

     (8) Inverse Floating Obligations. The Bond Fund and the Global Bond Fund may invest up to 25% of each Fund's total assets in inverse floating obligations. Inverse floating obligations, also referred to as residual interest bonds, have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

     These obligations entail certain risks.  They may
be   more   volatile   than   fixed-rate   securities,
especially  in  periods  where  interest   rates   are
fluctuating.   In  order  to  limit  this  risk,   the
Subadvisor(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

     (9) Investment Company Securities. Each Fund may purchase shares of other investment companies. For example, because of restrictions on direct investment made by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Emerging Markets Equity Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act.

     (10) Mortgage-Related Securities. Mortgage-related securities, also known as "pass-throughs", are certificates that are issued by governmental, government-related or private organizations.
They are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers.

          Collateralized     Mortgage     Obligations.
Collateralized  mortgage  obligations   ("CMO"s)   are
obligations  that  are  fully  collateralized   by   a
portfolio of mortgages or mortgage-related securities.
There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests.

    Some mortgage-related securities are "Interest
Only" or "IOs" which receive only the interest paid on the underlying pools of holders or "Principal Only" or "POs" whose interest in the underlying pools is limited to their principal. In general, the Funds treat IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.


      GNMA Mortgage Pass-Through Certificates.    GNMA
Mortgage  Pass-Through Certificates  ("Ginnie  Maes").
Ginnie  Maes  are undivided interests  in  a  pool  of
mortgages    insured    by   the    Federal    Housing
Administration, the Farmers Home Administration or the
Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because
Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

        FNMA    Guaranteed    Mortgage    Pass-Through
Certificate.   FNMA Mortgage Pass-Through Certificates
("Fannie   Maes").      Fannie  Maes   are   undivided
interests  in a pool of conventional mortgages.   They
are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

     There are certain risks associated with mortgage-
related  securities such as prepayment risk.  Although
there   is   generally  a  liquid  market  for   these
investments,  those  certificates  issued  by  private
organizations  may  not  be readily  marketable.   The
value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages.

     (11) Municipal Bonds. Each Fund may invest in three types of municipal bonds: General obligation bonds, Revenue bonds and Industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

     (12) Obligations of Domestic and Foreign Banks. Each Fund may purchase obligations of domestic and foreign banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions.
General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations.

     (13) Futures Contracts. When a Fund enters into a futures contract, it agrees to buy or sell the contract's underlying instrument at a future date and agreed upon price. The Fund deposits and maintains initial margin equal to a specified percentage of the value of the contract until the contract is closed out. A Fund may either hold a futures contract position until the contract date or may enter into a closing transaction to terminate the contract prior to the contract date. When a Fund buys or sells a futures contact, it must also segregate liquid assets equivalent to the Fund's outstanding obligation under the contract.

     There  are certain risks associated with  futures
contracts.  Prices may not move as expected or a  Fund
may   not  be able to close out the contract  when  it
desires to do so, resulting in losses.

     Equity Index Futures Contracts. An equity index future contract is an agreement for a Fund to buy or sell an index relating to an equity securities index at a mutually agreed upon date and price.

      Interest  Rate Futures Contracts.   An  interest
rate futures contract is an agreement to buy or sell fixed-income securities at a mutually agreed upon date and price.

     (14) Option Contracts.

     Covered Call Options.  The Value Fund, the
Capital Appreciation Fund, the Small Company Fund and the Special Equity Fund may write (sell) covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts provided the options are listed on a national securities exchange or a futures exchange.

     A call option is a short-term contract that is generally for no more than nine (9) months. The contract gives the buyer, in return for the premium paid to the seller of the option, the right to buy the underlying security or contract at an agreed upon price from the option seller prior to the expiration of the option. The buyer can purchase the underlying security or contract at the agreed upon price regardless of its market price. A call option is considered "covered" if the party that is writing the option owns or has a right to immediately acquire the underlying security or contract.

     A Fund may terminate its obligation under an outstanding written call option by making a "closing purchase transaction." A Fund makes a closing purchase transaction when it buys a call option on the same security or contract with has the same price and expiration date. A Fund will realize a loss if the cost of the closing purchase transaction is more than the amount received from writing the option it is closing out. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date.
There is no guarantee that a secondary market will exist when a Fund seeks to make a closing purchase transaction.

     There are costs and risks associated with writing
covered   call  options.   A  Fund  incurs   brokerage
expenses  in writing covered call options as  well  as
fees  for  any  purchases and sales of the  underlying
securities or contracts.  Writing covered call options
may increase a Fund's portfolio turnover rate.  If the
value  of  the  instrument underlying a  covered  call
option  written by a Fund increases above  the  option
price,   the   Fund   will  not   benefit   from   the
appreciation.   In  addition,  underlying  market  and
securities   prices  may  not  perform  as   expected,
resulting in losses to a Fund.

     Covered Put Options.  The Value Fund, the Capital
Appreciation Fund, the Small Company Fund and the
Special Equity Fund may write (sell) covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

     A put option is a short-term contract that is generally for no more than nine (9) months. This contract gives the buyer, in return for the premium paid to the seller of the option, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the agreed upon price regardless of its market price.
A put option is considered "covered" if a Fund that is writing the option has a short position with respect to the instrument underlying the option or has a right to immediately resell the underlying security or contract at a price equal to or greater than the put price. The seller of a put option assumes the risk of the decrease of the value of the underlying instrument and will not benefit from the effect of market price declines on its covering position. If the underlying instrument decreases in value, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

     A Fund may terminate its obligation under an outstanding written option by making a "closing purchase transaction." A Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. A Fund will realize a loss if the cost of the closing purchase transaction is more than the amount received from writing the option it is closing out. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date.
There is no guarantee that a secondary market will exist when a Fund seeks to make a closing purchase transaction.

     There are costs and risks associated with writing covered put options. A Fund incurs brokerage expenses in writing covered put options as well as fees for any transactions in the option's underlying securities or contracts. The portfolio turnover rate of a Fund may increase due to the Fund writing a covered put option.
In addition, underlying market and securities prices may not perform as expected resulting in losses to a Fund.

     Dealer Options. Each Fund may use Dealer Options.
Dealer  Options  are  also known  as  Over-the-Counter
options ("OTC Options").  Dealer options are puts  and
calls where the strike price, the expiration date  and
the  premium  payment are privately  negotiated.   The
Subadvisor   considers   the   creditworthiness    and
financial strength of the counterparty before entering into an OTC Option.

     Puts  and  Calls.   The Value Fund,  the  Capital
Appreciation  Fund,  the Small Company  Fund  and  the
Special  Equity  Fund  may buy options  on  individual
stocks,  equity indices and equity futures  contracts.
The  Bond  Fund and the Global Bond Fund may buy  puts
and  calls  on  individual bonds and on interest  rate
futures  contracts.  A Fund's purpose in buying  these
puts and calls is to protect against the effect on its
portfolio of adverse changes in market prices.  A  put
option gives the buyer the right to sell a security or
contract  at  an agreed upon date and price.   A  call
option gives the buyer the right to purchase the option's underlying instrument at an agreed upon date and price.

     (15) Rights and Warrants. Each Fund may purchase rights and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

     (16) Securities Lending.   Each Fund may lend its portfolio
securities in order to realize additional income. This lending is subject to a Fund's investment policies and restrictions. Any loan of portfolio securities must be secured by collateral that is equal to or greater than the value of the loan. If a borrower defaults, a Fund may use the collateral to satisfy the loan.
When cash is received as collateral, a Fund will invest the cash received in short-term instruments to earn additional income. A Fund will bear the risk of any loss on any such investments.

     (17) Segregated Accounts. Each Fund will establish a segregated account with its custodian in connection with entering into a repurchase agreement or establishing certain options, futures and forward contract positions. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

     (18) Short Sales. Each Fund may enter into short sales. A short sale is generally the sale of a security that the seller does not own. In order to engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. The Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund's obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position.
Each Fund may also engage in "short sales against the box" which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security.

     (19) U.S. Treasury Securities. The Bond Fund and the Global Bond Fund may invest in direct obligations of the U.S. Treasury.
These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

     Additional U.S. Government Securities.  The  Bond
Fund   and   the  Global  Bond  Fund  may  invest   in
obligations     issued    by    the    agencies     or
instrumentalities  of  the United  States  Government.
These  obligations may or may not  be  backed  by  the
"full   faith  and  credit"  of  the  United   States.
Securities  which  are backed by the  full  faith  and
credit of the United States include obligations of the
Government National Mortgage Association, the  Farmers
Home  Administration and the Export-Import Bank.   For
those  securities  which are not backed  by  the  full
faith  and credit of the United States, the Fund  must
principally look to the federal agency guaranteeing or
issuing  the  obligation  for ultimate  repayment  and
therefore  may  not be able to assert a claim  against
the  United States itself for repayment in  the  event
that  the  issuer does not meet its commitments.   The
securities  which the Funds may invest  that  are  not
backed  by  the  full faith and credit of  the  United
States   include,  but  are  not  limited   to:    (a)
obligations  of  the Tennessee Valley  Authority,  the
Federal  Home Loan Mortgage Corporation,  the  Federal
Home  Loan Banks and the U.S. Postal Service, each  of
which  has the right to borrow from the U.S.  Treasury
to  meet its obligations; (b) securities issued by the
Federal  National  Mortgage  Association,  which   are
supported by the discretionary authority of  the  U.S.
Government  to purchase the agency's obligations;  and
(c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     (20) Variable Rate Securities. The Bond Fund and the Global Bond Fund may invest in variable rate securities. Variable rate securities are debt securities which do not have a fixed coupon rate. The amount of interest to be paid to the holder is typically contingent on another rate ("contingent security") such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

     (21) When-Issued Securities. Each Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

     In  connection  with these transactions,  a  Fund
will  maintain a segregated account with the custodian
containing  liquid  assets in an amount  which  is  at
least equal to the commitments.  On the delivery dates
of  the transactions, a Fund will meet its obligations
from maturities or sales of the securities held in the
segregated account and/or from cash flow.  If  a  Fund
chooses   to  dispose  of  the  right  to  acquire   a
when-issued  security  prior to  its  acquisition,  it
could   incur  a  loss  or  a  gain  due   to   market
fluctuation.   Furthermore,  a  Fund  may  be   at   a
disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Diversification Requirements for the Funds

     Each Fund, with the exception of the Global Bond
Fund, intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

      At  the  time any of the Funds invest in taxable
commercial  paper, the issuer must have an outstanding
debt  rated A-1 or higher by Standard & Poor's Ratings
Group  ("S&P") or the issuer's parent corporation,  if
any,  must  have  outstanding commercial  paper  rated
Prime-1   by   Moody's   Investors   Services,    Inc.
("Moody's")  (or  a similar rating by  any  nationally
recognized  statistical rating organization).   If  no
such ratings are available, the investment must be of comparable quality in the opinion of the Investment
Manager or the Subadvisor(s).

Lower-Rated Debt Securities

      Global Bond Fund and the Bond Fund may each invest in debt securities that are rated Bb by S&P or Ba by Moody's (or a similar rating by any nationally recognized statistical rating organization) or lower.
Such securities are frequently referred to as "junk bonds." Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities.

      For the fiscal year ended December 31, 2003, for
the  Fund which invested in junk bonds, Bond Fund, the
ratings  of  the debt obligations held  by  the  Fund,
expressed  as  a  percentage  of  each  Fund's   total
investments, were as follows:



Ratings                     Bond Fund

Government and AAA/Aaa       43.5%
AA/Aa                         0.9%
A/A                          11.4%
BBB/Baa                      33.8%
BB/Ba                         1.9%
B/B                           2.1%
Not Rated                     6.4%



Fundamental Investment Restrictions

     The  following investment restrictions have  been
adopted  by  the  Trust  with respect  to  the  Funds.
Except   as   otherwise   stated,   these   investment
restrictions    are   "fundamental"    policies.     A
"fundamental"  policy is defined in the  1940  Act  to
mean  that  the restriction cannot be changed  without
the  vote  of  a  "majority of the outstanding  voting
securities"   of   the  Fund.   A  majority   of   the
outstanding voting securities is defined in  the  1940
Act  as  the  lesser of (a) 67% or more of the  voting
securities present at a meeting if the holders of more
than  50%  of  the outstanding voting  securities  are
present or represented by proxy, or (b) more than  50%
of the outstanding voting securities.

       The  Value  Fund,  Capital  Appreciation  Fund,
Special   Equity  Fund,  International  Equity   Fund,
Emerging  Markets Equity Fund, Bond  Fund  and  Global
Bond Fund may not:

     (1)   Issue  senior securities.  For purposes  of
this  restriction, borrowing money, making loans,  the
issuance  of shares of beneficial interest in multiple
classes or series, the deferral of Trustees' fees, the
purchase   or  sale  of  options,  futures  contracts,
forward  commitments and repurchase agreements entered
into   in   accordance  with  the  Fund's   investment
policies, are not deemed to be senior securities.

     (2)   Borrow money, except (i) in amounts not  to
exceed 33 1/3% of the value of the Fund's total assets
(including the amount borrowed) taken at market  value
from banks or through reverse repurchase agreements or
forward roll transactions, (ii) up to an additional 5%
of  its total assets for temporary purposes, (iii)  in
connection with short-term credits as may be necessary
for  the clearance of purchases and sales of portfolio
securities  and (iv) the Fund may purchase  securities
on  margin to the extent permitted by applicable  law.
For   purposes   of   this   investment   restriction,
investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

     (3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

     (4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (5) Purchase or sell physical commodities, except that each Fund may purchase or sell options and futures contracts thereon.

     (6)    Make  loans,  except  that  the  Fund  may
(i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

     (7)  Invest more than 25% of its total assets  in
the securities of one or more issuers conducting their
principal  business activities in  the  same  industry
(excluding  the  U.S. Government or  its  agencies  or
instrumentalities).  Such  concentration   may   occur
incidentally  as  a result of changes  in  the  market
value  of portfolio securities, but such concentration
may  not  result  from  investment.   Neither  finance
companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

     (8)   Purchase from or sell portfolio  securities
to   its   officers,  trustees  or  other  "interested
persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

     Unless   otherwise  provided,  for  purposes   of
investment restriction (7) above, relating to industry
concentration, the term "industry" shall be defined by
reference    to    the    SEC   Standard    Industrial
Classification (SIC) codes set forth in the Directory of Companies Required to File Annual Reports with the
Securities and Exchange Commission.

     The Small Company Fund may not:

     (1)   Issue  senior securities.  For purposes  of
this  restriction, borrowing money, making loans,  the
issuance  of shares of beneficial interest in multiple
classes or series, the deferral of Trustees' fees, the
purchase   or  sale  of  options,  futures  contracts,
forward  commitments and repurchase agreements entered
into   in   accordance  with  the  Fund's   investment
policies, are not deemed to be senior securities.

     (2)   Borrow money, except (i) in amounts not  to
exceed 33 1/3% of the value of the Fund's total assets
(including the amount borrowed) taken at market  value
from banks or through reverse repurchase agreements or
forward roll transactions, (ii) up to an additional 5%
of  its total assets for temporary purposes, (iii)  in
connection with short-term credits as may be necessary
for  the clearance of purchases and sales of portfolio
securities  and (iv) the Fund may purchase  securities
on  margin to the extent permitted by applicable  law.
For   purposes   of   this   investment   restriction,
investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

     (3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

     (4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (5)   Purchase  or sell commodities or  commodity
contracts,  except  the  Fund may  purchase  and  sell
options   on   securities,  securities   indices   and
currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

     (6)    Make  loans,  except  that  the  Fund  may
(i)  lend portfolio securities in accordance with  the
Fund's investment policies up to 33 1/3% of the Fund's
total  assets taken at market value, (ii)  enter  into
repurchase agreements, (iii) purchase all or a portion
of   an   issue   of   debt  securities,   bank   loan
participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

     (7)   With  respect to 75% of its  total  assets,
purchase securities of an issuer (other than the  U.S.
Government,   its   agencies,   instrumentalities   or
authorities or repurchase agreements collateralized by
U.S.   Government  securities  and  other   investment
companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer;
or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     (8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry
(excluding the U.S. Government or its agencies or instrumentalities).

     If any percentage restriction described above for
the  Fund  is adhered to at the time of investment,  a
subsequent  increase  or decrease  in  the  percentage
resulting  from a change in the value  of  the  Fund's
assets   will  not  constitute  a  violation  of   the
restriction.

     Unless   otherwise  provided,  for  purposes   of
investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Standard
Industrial Classification (SIC) codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

Temporary Defensive Position

     Each  Fund may invest, at the discretion  of  its
Subadvisor(s), without limit, in cash or high  quality
short-term   debt   securities  including   repurchase
agreements.

Portfolio Turnover

     The  portfolio  turnover  rate  is  computed   by
dividing the dollar amount of the securities which are
purchased or sold (whichever amount is smaller) by the
average value of the securities owned during the year.
Short-term  investments  such  as  commercial   paper,
short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

      For the last two fiscal years, the portfolio turnover rates for each of the Funds were as follows:




Fund                            2003            2002

Value Fund                 	40%              53%
Capital Appreciation Fund 1	09%             141%
Small Company Fund (a)     	48%             134%
Special Equity Fund        	64%              67%
International Equity Fund  	80%             132%
Emerging Markets Equity Fund 	79%              68%
Bond Fund                  	73%              24%
Global Bond Fund          	152%            220%




                 TRUSTEES AND OFFICERS

Trustees and Officers of the Trust

      The  Trustees and Officers of the  Trust,  their
business addresses, principal occupations for the past
five  years and dates of birth are listed below.   The
Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards
Avenue, Norwalk, Connecticut 06854.

      The  Trustees hold office without limit in  time
except that (a) any Trustee may resign or retire;  (b)
any Trustee may be removed with or without cause by at
least  two-thirds of the number of Trustees  remaining
after  such removal (provided that there shall not  be
fewer than 3 remaining Trustees); (c) shareholders may
vote  to  remove  a  Trustee at a special  meeting  of
shareholders   held   at  the   written   request   of
shareholders of 10% or more of the outstanding shares of the Trust.




                                          NUMBER
             POSITION(S)                     OF        OTHER
               HELD      PRINCIPAL         FUNDS   DIRECTORSHIPS
 NAME AND       WITH      OCCUPATIONS    IN FUND     HELD BY
  DATE OF    FUND AND   DURING PAST 5   COMPLEX     TRUSTEE
   BIRTH     LENGTH OF       YEARS          *	     -------
   -----        TIME       ---------    OVERSEEN
               SERVED                      BY
               ------                    TRUSTEE*
					---------
  Jack W.     Trustee   Professor            27       Trustee of
   Aber        since    of Finance,                    Appleton
   DOB:         1999    Boston                      Growth Fund
  9/9/37               University                   (1 portfolio);
                          School of                   Trustee of
                        Management                    Third Avenue
                      (1972-Present)                Trust (4 portfolios);
                                           		Trustee of
                                     			Third Avenue
                                           	        Variable
                                                   	 Trust
	                                               (1 portfolio)
-----------------------------------------------------------------------
William E.    Trustee   President            27       Trustee of
Chapman, II    since     and Owner,                  Third Avenue
   DOB:         1999     Longboat                       Trust (4
  9/23/41               Retirement                     portfolios);
                         Planning                       Trustee of
                      Solutions (1998-                 Third Avenue
                        Present); Hewitt               	Variable
                         Associates, LLC       		 Trust
                     (part time)(provider      		(1 portfolio)
                        of Retirement and
                        Investment Education
                        Seminars); Interim
			Executive
			Vice President,
                        QuadraMed Corp.
                        (2001-Present);
                        Trustee, Bowdoin
                        College (2002-
			Present); President,
                        Retirement Plans
                        Group, Kemper
                        Funds (1990-1998)
-----------------------------------------------------------------------
 Edward J.    Trustee   Partner, Hepburn     27          Trustee of
   Kaier       since    Willcox Hamilton               Third Avenue
   DOB:         1999      & Putnam (1977-             	Trust (4
  9/23/45                 Present)             		portfolios);
                                          		 Trustee of
                        	                     	Third Avenue
                        	                    	 Variable
                                                  	 Trust
                                                  	(1 portfolio)
-----------------------------------------------------------------------
Madeline H.   Trustee   Member,             19         	 None
 McWhinney     since    Investment
   DOB:         1987    Committee
  3/11/22               New Jersey
                        Supreme Court
                        (1990-Present);
                        Member, Advisory
                        Board on
			Professional
                        Ethics, New
                        Jersey Supreme
                        Court
                        (1983-1998);
                        President, Dale,
                        Elliott & Company,
		        Inc. (Management
                        Consultant)
                        (1977-1994)
-----------------------------------------------------------------------
 Steven J.    Trustee   Private Investor;      19          Trustee of
 Paggioli      since    Executive Vice                Professionally
DOB: 4/3/50     1993    President,                       Managed
                        Secretary                        Portfolios
                         and Director,                 (19 portfolios);
                        Investment
                         Company
                        Administration,
                         LLC (1990-2001);
			Trustee, Professionally
			Managed Portfolios,
			(1991-2001)
			Consultant
			Formerly
			Executive
			Vice President,
			Secretary and
			Director, The
			Wadsworth Group
			(1986-2001);
                        Vice President,
                        Secretary and
                        Director, First
                        Fund Distributors,
                        Inc. (1991-2001)
-----------------------------------------------------------------------
   Eric       Trustee   Professor,         27       Trustee of
 Rakowski      since    University of              Third Avenue
DOB: 6/5/58     1999    California at            Trust (4 portfolios);
                        Berkeley School		   Trustee of
                         of Law      	        Third Avenue
                        (1990-Present);		     Variable
                        Visiting Professor,         Trust
                        Harvard Law School        (1 portfolio)
                        (1998-1999)
-----------------------------------------------------------------------
 Thomas R.    Trustee   Professor of        19          None
Schneeweis     since     Finance,
   DOB:         1987    University of
  5/10/47               Massachusetts
                        (1985-Present);
                        Managing Director,
			CISDM at the
                        University of
                        Massachusetts,
                        (1994-Present);
                        President and
                        Chief Executive
                        Officer, Schneeweis
                        Partners, LLC
                        (2001-Present)
-----------------------------------------------------------------------





*  The  Fund  complex consists of The Managers  Funds,
Managers  AMG  Funds, Managers Trust  I  and  Managers
Trust II.

Interested Trustees

The  Trustees  in the following table are  "interested
persons"  of the Trust within the meaning of the  1940
Act.   Mr. Healey is an interested person of the Trust
within  the meaning of the 1940 Act by virtue  of  his
positions   with,  and  interest  in  securities   of,
Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The
Managers Funds LLC and Managers Distributors, Inc.



	      POSITION(S) HELD	     			NUMBER		OTHER
NAME	      WITH FUND AND     PRINCIPAL OCCUPATIONS  OF FUNDS IN      DIRECTORSHIPS
AND DATE      LENGTH OF TIME     DURING PAST 5 YEARS    FUND COMPLEX   HELD BY TRUSTEE/OFFICER
OF BIRTH	 SERVED	 		      	      OVERSEEN BY
							TRUSTEE*
--------     ----------------    ---------------------  ------------- --------------------
Sean M.Healey	Trustee since	 President and Chief 	      27	     None
DOB:5/9/61	1999		 Operating Officer,
				 Affiliated Managers
				 Group,Inc.(1999-Present);
			         Director,Affiliated
				 Managers Group,Inc.
				 (2001-Present);
				 Executive Vice President,
				 Affiliated Managers Group,
				 Inc.(1995-1999); Vice
				 President, Goldman, Sachs
				 & Company (1987-1995)
--------     ----------------    ---------------------  ------------- --------------------
Peter M.	Trustee since    President and Chief 	       27	     None
Lebovitz	2002 and	 Executive Officer,
DO :1/18/55	President since	 The Managers Funds
		1999		 LLC (1999-Present);
				 President, Managers
				 Distributors, Inc. (2000-
				 Present); Director of
				 Marketing, The Managers
				 Funds, LP (1994-1999);
				 Director of Marketing,
				 Hyperion Capital
				 Management, Inc. (1993-
				 1994); Senior Vice
				 President, Greenwich
				 Asset Mgmt.,Inc. (1989-
				 1993)
--------   ---------------- ---------------------       -------------  --------------------




*  The  Fund  complex consists of The Managers  Funds,
Managers  AMG  Funds, Managers Trust  I  and  Managers
Trust II.

Officers
--------



		POSITION(S) HELD
		WITH FUND AND	 PRINCIPAL OCCUPATIONS
	        LENGTH OF TIME	 DURING PAST 5 YEARS
		   SERVED

-------------   ---------------- --------------------------------------

Galan G.Daukas	Chief Financial	  Chief Operating Officer,The Managers
DOB:10/24/63	Officer since     Funds LLC (2002-Present);
		2002		  Chief Financial Officer Managers AMG Funds,
				  Managers Trust I and Managers
				  Trust II (2002-Present); Chief Operating
				  Officer and Chairman of the Management
				  Committee, Harbor Capital Management Co., Inc.
				  (2000-2002); Chief Operating Officer, Fleet
				  Investment Advisors (1992-2000)
-------------   ---------------- ---------------------------------------
Donald S. 	Treasurer since   Director, Finance and Planning, The
Rumery		1995; Secretary   Managers Funds LLC,(1994-Present);
DOB:5/29/58	  since 1997	  Treasurer and Chief Financial Officer,
				  Managers Distributors, Inc. (2000-Present);
				  Secretary and Treasurer, Managers Trust I
				  and Managers Trust II (2000-Present);
				  Treasurer, Managers AMG Funds (1999-Present)
-------------   ---------------- --------------------------------------



Trustee Share Ownership





				Dollar Range of		Aggregate Dollar
				Equity Securities in 	Range of Equity
				the Fund Beneficially 	Securities in
				Owned as of 		All Registered
				December 31, 2003	Investment Companies
							Overseen by Trustee in
							Family of Investment
							Companies(1) Beneficially
							Owned as of December 31, 2003
				----------------------	-----------------------------

INDEPENDENT TRUSTEES:
---------------------
Jack W. Aber			$10,001 to $50,000	$50,001 to $100,000
William E. Chapman II		  Over $100,000		Over $100,000
Edward J. Kaier			  Over $100,000		Over $100,000
Madeline H. McWhinney		  Over $100,000		Over $100,000
Steven J. Paggioli		  Over $100,000		Over $100,000
Eric Rakowski			  $10,001 to $50,000	$10,001 to $50,000
Thomas R. Schneeweis		      None		$10,001 to $50,000

------------------------------
INTERESTED TRUSTEES:
--------------------
Sean M. Healey			  $50,001 to $100,000	Over $100,000
Peter M. Lebovitz		      None		Over $100,000




* The Managers Funds Family of Funds consists of The
Managers Funds, Managers AMG Funds, Managers Trust I, and Managers Trust II.

Audit Committee

    The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, the Committee: (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes; (b) receives and reviews communications from the auditors relating to the auditors' review of the Fund's financial statements;
(c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust's independent auditors; (d) meets periodically with the independent auditors to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approve the audit services provided by the independent auditors; (e) considers and acts upon proposals for the independent auditors to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent auditors matters bearing upon the auditors' status as "independent" under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and
(g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit
Committee met twice during the most recent fiscal year.

Trustees' Compensation

      For  their services as Trustees of The  Managers
Funds and other mutual funds within The Managers Funds
LLC complex for the fiscal year ended December 31, 2003, the Trustees were compensated as follows:

Compensation Table:




                                      Total Compensation
                                      from the
                    Aggregate         Fund and the
Name of             Compensation      Fund Complex
Trustee             from the Fund (a) Paid to Trustees (b)
-------		    ----------------- --------------------
Independent
Trustees:
Jack W. Aber           $25,000             $32,000
William E. Chapman, II $25,000             $32,500
Edward J. Kaier        $25,000		   $32,500
Madeline H. McWhinney  $25,000             $27,500
Steven J. Paggioli     $25,000             $26,500
Eric Rakowski          $25,000  	   $32,000
Thomas R. Schneeweis   $24,500             $26,500

Interested Trustees:
Sean M. Healey         None		    None
Peter M. Lebovitz      None		    None
____________________




____________________

(a)  Compensation is calculated for the 12 months ended December
     31, 2003. The Trust does not provide any pension or retirement benefits for the Trustees.

(b) Total compensation includes compensation paid during the 12-month period ended December 31, 2003 for services as Trustees of The Managers
     Funds, Managers AMG Funds, Managers Trust I and/or Managers Trust II.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders of Securities

     As  of  April 6, 2004, the following  persons  or
entities  owned  of  record  more  than  5%   of   the
outstanding shares of the Funds:





    Managers Value Fund
    Fidelity Investments Institutional, Covington, KY        41%
    PFPC Brokerage Services, King of Prussia, PA1            39%
    Charles Schwab & Co., Inc., San Francisco, CA1            5%

    Managers Capital Appreciation Fund
    PFPC Brokerage Services, King of Prussia, PA1            35%
    Charles Schwab & Co., Inc., San Francisco, CA1           18%
    Merrill Lynch, Pierce, Fenner & Smith,
Jacksonville, FL                                               8%
    National Financial Services Corp., New York, NY1          5%

    Managers Small Company Fund
    PFPC Brokerage Services, King of Prussia, PA1            82%

    Managers Special Equity Fund
    Charles Schwab & Co., Inc., San Francisco, CA1           23%
    National Financial Services Corp., New York, NY1          9%
    Fidelity Investments Institutional, Covington, KY         8%
    The Vanguard Group, Valley Forge, PA                      6%

    Managers International Equity Fund
    Charles Schwab & Co., Inc., San Francisco, CA1           27%
    National Financial Services Corp., New York, NY1         13%
    Merrill Lynch Pierce Fenner & Smith, Jacksonville,
FL                                                            10%
    PFPC Brokerage Services, King of Prussia, PA1             7%


    Managers Emerging Markets Equity Fund
    Charles Schwab & Co., Inc., San Francisco, CA1           35%
    National Financial Services Corp., New York, NY1         31%
    PFPC Brokerage Services, King of Prussia, PA1             9%

    Managers Bond Fund
    Charles Schwab & Co., Inc., San Francisco, CA1           30%
    Fidelity Investments Institutional, Covington, KY        16%
    PFPC Brokerage Services, King of Prussia, PA1            10%
    National Financial Services, Corp., New York, NY1         9%

    Managers Global Bond Fund
    PFPC Brokerage Services, King of Prussia, PA1            64%
    National Financial Services, Corp., New York, NY1        19%
    Charles Schwab & Co., Inc., San Francisco, CA1            6%




    1   Omnibus accountholder that holds shares of the
    Fund on behalf of its customers.

The  Trust did not know of any person who, as of April
6,   2004,  beneficially  owned  5%  or  more  of  the
outstanding shares of the Funds.

Control Persons

      The Trust did not know of any person who, as of April 6, 2004, "controlled" (within the meaning of the
1940 Act) any of the Funds.

Management Ownership

     As  of  April  6, 2004, all management  personnel
(i.e.,  Trustees  and  Officers)  as  a  group   owned
beneficially less than 1% of the outstanding shares of any Fund.

                    MANAGEMENT OF THE FUNDS

Investment Manager and Subadvisors

     The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds.
The Managers Funds LLC serves as investment manager to the Funds pursuant to a Fund Management Agreement (the
"Fund  Management  Agreement") dated  April  1,  1999.
Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The Managers Funds LLC, serves as the distributor of the Funds. The Managers
Funds  LLC  is  a  subsidiary of  Affiliated  Managers
Group,  Inc.  ("AMG"), and AMG serves as the  Managing
Member  of The Managers Funds LLC.  AMG is located  at
600 Hale Street, Prides Crossing, Massachusetts 01965.

     The  assets  of  each  Fund  are  managed  by   a
Subadvisor  or a team of Subadvisors selected  by  the
Investment Manager, subject to the review and approval
of  the Trustees.  The Investment Manager enters  into
an advisory agreement with each Subadvisor known as  a
"Subadvisory Agreement."  The Investment Manager  also
serves  as administrator of each Fund and carries  out
the  daily administration of the Trust and the  Funds.
The  Investment Manager and its corporate predecessors
have   over  20  years  of  experience  in  evaluating
Subadvisors    for   individuals   and   institutional
investors.

     The Investment Manager recommends Subadvisors for
the  Trust  to  the  Trustees  based  upon  continuing
quantitative   and  qualitative  evaluation   of   the
Subadvisor's  skills  in managing  assets  subject  to
specific  investment  styles and  strategies.   Unlike
many  other  mutual  funds,  the  Funds  benefit  from
independent   asset   manager  specialists   carefully
selected  from  the  investment  management  industry.
Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors.

     For  each  Fund, the Investment Manager allocates
the Fund's assets among the Subadvisor(s) selected for
the Fund.  Each Subadvisor has discretion, subject  to
oversight by the Trustees and the Investment  Manager,
to purchase and sell portfolio assets, consistent with
the   Fund's   investment  objectives,  policies   and
restrictions.    Generally,  the  services   which   a
Subadvisor  provides to a Fund are  limited  to  asset
management   and   related   recordkeeping   services.
However,  a Subadvisor or its affiliated broker-dealer
may  execute  portfolio transactions for  a  Fund  and
receive   brokerage  commissions,   or   markups,   in
connection  with  the  transaction  as  permitted   by
Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the Securities and Exchange Commission.

     A Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Funds or Investment Manager and its affiliates.

     The Subadvisor(s) to the Funds are set forth below.

Value Fund

*    Armstrong Shaw Associates Inc.

*    Osprey Partners Investment Management, LLC

Capital Appreciation Fund

*    Essex Investment Management Company, LLC

*    Bramwell Capital Management, Inc.

Small Company Fund

*    Kalmar Investment Advisers

Special Equity Fund

*    Donald Smith & Co., Inc.

*    Kern Capital Management LLC

*    Essex Investment Management Company, LLC

*    Skyline Asset Management, L.P.

*    Westport Asset Management, Inc.

International Equity Fund

*    Bernstein Investment Research and Management

*    Mastholm Asset Management, L.L.C.

*    Lazard Asset Management, Inc.

Emerging Markets Equity Fund

*    Rexiter Capital Management Limited

Bond Fund and Global Bond Fund

*    Loomis, Sayles & Company, L.P.

Compensation of Investment Manager and Subadvisors

     As  compensation  for  the investment  management
services rendered and related expenses under the  Fund
Management Agreement, each Fund has agreed to pay  the
Investment Manager an investment management fee, which
is  computed daily as a percentage of the  average  of
the  value  of the net assets of the Fund and  may  be
paid  monthly.   As  compensation for  the  investment
management  services  rendered  and  related  expenses
under   the   Subadvisory  Agreement,  the  Investment
Manager  has agreed to pay each Subadvisor a fee  (net
of   all   mutually  agreed  upon  fee   waivers   and
reimbursements   required  by  applicable   law)   for
managing the portfolio, which is also computed daily and paid quarterly based on the average daily net assets that the Subadvisor manages. The fee paid to the Subadvisor is paid out of the fee the Investment
Manager receives from a Fund and does not increase the expenses of a Fund.

     During the last three fiscal years ended December
31, 2001, 2002 and 2003 the Investment Manager was paid the following fees by the Funds under the Fund
Management Agreement.



Fund                       2001        2002      2003

Value Fund                 $ 442,410   $414,520  $ 546,934
Capital Appreciation Fund  1,721,537  1,122,306    848,776
Small Company Fund           225,748    196,440    133,481
Special Equity Fund       19,582,869 19,461,043 22,084,470
International Equity Fund  5,309,088  4,023,769  2,599,973
Emerging Markets
Equity Fund (a)		     170,104	275,433    302,985
Bond Fund                    369,458    585,112    978,910
Global Bond Fund             155,730    137,919    178,411


 (a) The fee paid to the Investment Manager for the Fund has been restated to reflect a waiver of a portion of the fee in effect.

     During the last three fiscal years ended December
31, 200, 2002 and 2003 the Subadvisors were paid the following fees by the Investment Manager under the Subadvisory Agreements in effect.




Fund                        			2001         	2002      	2003

Value Fund
     Armstrong Shaw & Associates, Inc.		$112,133 	$106,538     	$128,731
     Chartwell Investment Partners, L.P. (b)	  70,513  	   N/A     	   N/A
     Osprey Partners Investment Management	  28,542 	  86,904     	 126,505

Capital Appreciation Fund
     Essex Investment Mgmt. Co., LLC  		 446,898   	 265,061     	 205,777
     Roxbury Capital Management, LLC (b)	 119,229     	   N/A     	   N/A
     Holt Smith & Yates (b)           		 223,239   	 296,092     	  95,027
     Bramwell Capital Management, Inc.    	   N/A       	   N/A     	 123,585

Small Company Fund (a)
     HLM Management Company, Inc. (b)  		  55,833    	  12,966     	   N/A
     Kalmar Investment Advisers			  69,583  	  88,227    	  74,156

Special Equity Fund
     Donald Smith & Co., Inc.            	   N/A   	 449,844       2,124,390
     Goldman Sachs Asset Management (b)		1,981,480	1,786,118  	 N/A
     Pilgrim, Baxter & Associates, Ltd. (b)	2,333,282	1,985,668      2,458,895
     Westport Asset Management			2,735,457	2,530,099	2,620,361
     Kern Capital Management LLC		1,792,164	1,850,127	2,411,667
     Skyline Asset Management, L.P. 		1,288,207 	2,080,941       2,383,211
     Essex Investment Management
      Company, LLC                        	   N/A       	    N/A     	   71,417

International Equity Fund
     Deutsche Investment Management
      Americas, Inc.      (b) (c)                 969,458     	  722,891	  341,881
     Lazard Asset Management          		  952,398   	  159,785    	  113,704
     Mastholm Asset Management, L.L.C.		  993,926   	  701,206     	  425,238
     Bernstein Investment Research
         and Management                   	   N/A   	  602,178     	  501,521

Emerging Markets Equity Fund
     Rexiter Capital Management Limited		  110,937  	  179,630     	  196,459

Bond Fund
     Loomis, Sayles & Co., L.P.			  147,783	  234,045   	  391,564

Global Bond Fund
     Loomis, Sayles & Co., L.P.			   N/A    	   55,705  	   83,712
     Rogge Global Partners plc(b)      		   83,509   	   12,736     	    N/A




  (a)  The Small Company Fund commenced
	operations on June 19, 2000.
  (b) The Subadvisor no longer provides services to the Fund. The amounts listed reflect fees earned and paid to the subadvisor prior to termination of the Subadvisory Agreement.
  (c)  Formerly known as Zurich Scudder Investments, Inc.

Fee Waivers and Expense Limitations

     From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The
Investment Manager may waive all or a portion of its fee for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment
Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional
Information on the management fees payable by the Funds is reflected in the tables below and in the Expense Information (including footnotes thereto) located in the front of each of the Fund's Prospectus.
Voluntary fee waivers by the Investment Manager or by any Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor concerned.
Shareholders will be notified of any change on or about the time that it becomes effective. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.

Fund Management and Subadvisory Agreements

     The  Managers  Funds  LLC  serves  as  investment
manager  to  each Fund pursuant to the Fund Management
Agreement.  The Fund Management Agreement permits  the
Investment  Manager to, from time to time, engage  one
or  more  Subadvisors to assist in the performance  of
its   services.   Pursuant  to  the  Fund   Management
Agreement, the Investment Manager has entered into Subadvisory Agreements with each Subadvisor selected for the Funds of the Trust.

     The Fund Management Agreement and the Subadvisory
Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually by the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Fund Management Agreement and the Subadvisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Subadvisory Agreement) by the Subadvisor on not more than 60 days' written notice to the other party and to the Fund. The Fund Management
Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.


     The  Fund Management Agreement provides that  the
Investment Manager is specifically responsible for:

     * supervising the general management and investment of the assets and securities portfolio of each Fund;

     * providing overall investment programs and strategies for each Fund;

     * selecting and evaluating the performance of Subadvisors for each Fund and allocating the Fund's assets among these Subadvisors;

     *    providing    financial,    accounting    and
          statistical    information   required    for
          registration statements and reports with the Securities and Exchange Commission; and

     *    providing  the Trust with the office  space,
          facilities and personnel necessary to manage
          and  administer the operations and  business
          of  the  Trust,  including  compliance  with
          state  and federal securities and tax  laws,
          shareholder        communications        and
          recordkeeping.

     The  Funds  pay  all expenses not  borne  by  the
Investment  Manager or their respective  Subadvisor(s)
including,  but  not  limited  to,  the  charges   and
expenses  of the Funds' custodian and transfer  agent,
independent  Accountants and  legal  counsel  for  the
Funds, all brokerage commissions and transfer taxes in
connection with portfolio transactions, all taxes  and
filing fees, the fees and expenses for registration or
qualification  of its shares under federal  and  state
securities  laws,  all expenses of  shareholders'  and
Trustees'  meetings  and  of preparing,  printing  and
mailing  reports to shareholders and the  compensation
of   Trustees  who  are  not  directors,  officers  or
employees of the Investment Manager, a Subadvisor or their affiliates, other than affiliated registered investment companies.

     Each    Subadvisory   Agreement   requires    the
Subadvisor to provide fair and equitable treatment  to
the  applicable  Fund  in the selection  of  portfolio
investments   and   the   allocation   of   investment
opportunities.   However,  it  does  not  obligate   a
Subadvisor to acquire for a Fund a position in any investment which any of a Subadvisor's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

     Although   the  Subadvisor(s)  makes   investment
decisions for a Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between a Fund and the other client(s) pursuant to a methodology considered equitable by a Subadvisor. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit a Fund.

      The  Trust has obtained from the Securities  and
Exchange  Commission an exemptive order which  permits
the Investment Manager, subject to certain conditions,
to  enter into Subadvisory Agreements with Subadvisors
approved  by  the Trustees but without the requirement
of  shareholder  approval.  Under the  terms  of  this
exemptive  order,  the  Investment  Manager  is  able,
subject  to  the approval of the Trustees but  without
shareholder  approval, to employ new  Subadvisors  for
new   or  existing  Funds,  change  the  terms  of   a
particular  Subadvisory  Agreement  or  continue   the
employment  of existing Subadvisors after events  that
under the 1940 Act and the Subadvisory Agreement would
be   an   automatic  termination  of  the  Subadvisory
Agreement.  Although shareholder approval will not  be
required    for   the   termination   of   Subadvisory
Agreements,  shareholders of a Fund will  continue  to
have   the   right   to  terminate  such   Subadvisory
Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

       The  following  table  illustrates  the  annual
management  fee rates currently paid by each  Fund  to
the  Investment Manager, together with the portion  of
the  management fee that is retained by the Investment
Manager   as  compensation  for  its  services,   each
expressed  as a percentage of the Fund's  average  net
assets.   The remainder of the management fee is  paid
to the Subadvisors.







                              TOTAL              MANAGER'S
 NAME OF                    MANAGEMENT            PORTION
 FUND                         FEE                 OF THE
                                                   TOTAL
                                                  MANAGEMENT
                                                   FEE

 Value Fund                   0.75%                0.40%
 Capital  Appreciation        0.80%                0.40%
 Fund
 Small Company Fund           0.90%                0.40%
 Special Equity Fund          0.90%                0.40%
 International  Equity        0.90%                0.40%
 Fund
 Emerging      Markets        1.15%                0.40%
 Equity Fund
 Bond Fund                    0.625%              0.375%
 Global Bond Fund             0.70%           0.35% up to $20
                                                  million
                                              0.45% over $20
                                                  million



Approval of Investment Management and Subadvisory
Agreements

     The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), have approved the
Investment Management Agreement with the Investment
Manager and the Subadvisory Agreements between the Investment Manager and the Subadvisors. The
Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory
Agreements for the Funds, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadvisors, including comparative performance, fee and expense information for the Funds and other similar mutual funds and performance information for relevant benchmark indices.

     The Trustees reviewed information provided by the Investment Manager relating to its operations and personnel. Among other things, the Investment Manager provided a balance sheet and income statement, biographical information on its supervisory and professional staff and descriptions of the Subadvisor selection process and its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Investment
Manager. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the nature and quality of the Investment Manager's process for selecting Subadvisors; (b) the manner in which the Investment Manager monitors the Subadvisors' investment performance and consistency of investment approach; (c) the Investment Manager's administrative capabilities including its ability to supervise the Funds' other service providers; and (d) the Investment
Manager's compliance programs including those related to personal investing.

     The Trustees reviewed information provided by the Subadvisors relating to their operations, personnel, investment philosophy, strategies and techniques.
Among other things, the Subadvisors provided balance sheets and income statements, biographical information on portfolio management and other professional staff, fee and performance information for other mutual funds managed by the Subadvisors and descriptions of investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. The Trustees also took into account similar information provided periodically throughout the previous year by the Subadvisory and the Investment Manager. In the course of their deliberations regarding each Subadvisory Agreement, the Trustees evaluated, among other things: (i) the services to be rendered by the Subadvisors; (ii) the qualification and experience of the Subadvisors' personnel; (iii) the Subadvisors' compliance programs including those related to personal investing; (iv) if initially retaining a Subadvisor (such a Subadvisor being a "New Subadvisor"), (A) the appropriateness of the particular investment strategy that the New
Subadvisor would employ in managing Fund assets (its
"Investment Strategy") for pursuing the Fund's investment objectives, (B) the consistency of the New
Subadvisor's adherence to the Investment Strategy in managing accounts of its other advisory clients that had hired the Subadvisor to employ the Investment
Strategy and (C) for Funds with multiple Subadvisors, how the New Subadvisor's Investment Strategy would complement the Investment Strategies of the Fund's existing Subadvisors (each, an "Existing Subadvisor");
(v) if approving the continuance of the Subadvisory
Agreement for an Existing Subadvisor, the consistency of the Existing Subadvisor's adherence to its Investment Strategy; and (vi) the Subadvisors' performance in employing their Investment Strategies.
The Trustees also took into account the financial condition of the Investment Manager and Subadvisors and, as applicable, their undertakings to maintain expense limitations for certain Funds.

     The Trustees reached the following conclusions regarding the Investment Management Agreement and each Subadvisory Agreement, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management
Agreement; (B) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (C) the Investment Manager and the Subadvisor maintain appropriate compliance programs; (D) for a Subadvisory Agreement with a New
Subadvisor, (1) the New Subadvisor's Investment
Strategy is appropriate for pursuing the Fund's investment objectives and (2) in the case of a Fund with multiple Subadvisors, the New Subadvisor's
Investment Strategy complements those of the Fund's other Subadvisors; (E) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (F) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment
Manager and the Subadvisor.

     Based on their conclusions, the Trustees determined that approval of the Investment Management and Subadvisory Agreements would be in the interests of the Funds and their shareholders.

Code of Ethics
--------------
     The  Trustees have adopted a Code of Ethics under
Rule  17j-1  of the 1940 Act on behalf of  the  Trust.
The Code of Ethics of the Trust incorporates the codes
of  ethics  of the Investment Manager, the Distributor
and  each  Subadvisor, which codes are made applicable
to  "access  persons"  of  the  Trust  that  are  also
employees  of the Investment Manager, the  Distributor
and  the  Subadvisors, respectively.  In  combination,
these codes of ethics generally require access persons
to  preclear any personal securities investment  (with
limited  exceptions  such  as government  securities).
The preclearance requirement and associated procedures
are  designed to identify any substantive  prohibition
or  limitation applicable to the proposed  investment.
Subject   to   compliance  with   these   preclearance
procedures, access persons of the Trust who  are
also access   persons  of  the  Investment   Manager,   the
Distributor   and  the  Subadvisors  may   invest   in
securities, including securities that may be purchased or held by the Funds.

Proxy Voting Policies and Procedures
------------------------------------
Proxies with respect to a Fund portfolio security are voted in accordance with the proxy voting policies and procedures of the Subadvisor responsible for managing the portion of the Fund's assets that includes the security with respect to which a proxy is solicited, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a "Cash Sweep Fund"), the
Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund's directors.
Descriptions of each Subadvisor's proxy voting policies and procedures are set forth in Appendix A to this Statement of Additional Information.

Beginning no later than August 1, 2004, each Fund's proxy voting record for the twelve month period ended
June 30, 2004 will be available (i) by calling 1-800-
835-3879, (ii) on the SEC's website at
http://www.sec.gov.

Administrative Services; Distribution Arrangements

     Under an Administration and Shareholder Servicing
Agreement between the Trust and the Investment
Manager, the Investment Manager also serves as Administrator (the "Administrator") of the Trust.
Under a Distribution Agreement between the Trust and the Distributor, the Distributor serves as distributor in connection with the offering of Fund shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

     The  Distribution Agreement between the Trust and
the  Distributor  may be terminated  by  either  party
under   certain  specified  circumstances   and   will
automatically  terminate on  assignment  in  the  same
manner  as  the Investment Management Agreement.   The
Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

Custodian

     The  Bank  of  New  York (the  "Custodian"),  100
Church Street, New York, New York, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

     The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

Transfer Agent

     Boston   Financial   Data   Services,   Inc.,   a
subsidiary  of  State Street Bank and  Trust  Company,
P.O. Box 8517, Boston, Massachusetts 02266-8517, is the transfer agent (the "Transfer Agent") for the Funds. PFPC Brokerage Services, P.O. Box 61487, King of Prussia, Pennsylvania 19406-0897, is the sub-transfer agent for the ManagersChoice asset allocation accounts.

Independent Public Accountants

     PricewaterhouseCoopers LLP, 160  Federal  Street,
Boston, Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and may provide other audit, tax and related services.

            BROKERAGE ALLOCATION AND OTHER PRACTICES

     The   Subadvisory  Agreements  provide  that  the
Subadvisors place all orders for the purchase and sale
of securities which are held in each Fund's portfolio.
In  executing  portfolio  transactions  and  selecting
brokers  or  dealers, it is the policy  and  principal
objective  of each Subadvisor to seek best  price  and
execution.   It  is  expected  that  securities   will
ordinarily  be  purchased in the primary  markets.   A
Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

      In  addition, when selecting brokers to  execute
transactions and in evaluating the best available  net
price and execution, a Subadvisor is authorized by the
Trustees  to  consider  the  "brokerage  and  research
services" (as those terms are defined in Section 28(e)
of  the  Securities Exchange Act of 1934, as amended),
provided  by  the  broker.  Each Subadvisors  is  also
authorized  to cause a Fund to pay a commission  to  a
broker   who  provides  such  brokerage  and  research
services  for executing a portfolio transaction  which
is  in  excess  of  the amount of  commission  another
broker   would   have  charged  for   effecting   that
transaction.   A  Subadvisor must  determine  in  good
faith, however, that such commission was reasonable in
relation  to  the value of the brokerage and  research
services  provided viewed in terms of that  particular
transaction or in terms of all the accounts over which
a    Subadvisor   exercises   investment   discretion.
Brokerage  and  research services received  from  such
brokers  will be in addition to, and not in  lieu  of,
the   services  required  to  be  performed  by   each
Subadvisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.

     The  Trustees will periodically review the  total
amount  of  commissions paid by the Funds to determine
if the commissions paid over representative periods of
time  were reasonable in relation to commissions being
charged by other brokers and the benefits to the Funds
of   using  particular  brokers  or  dealers.   It  is
possible  that certain of the services received  by  a
Subadvisor  attributable to a  particular  transaction
will primarily benefit one or more other accounts  for
which   investment  discretion  is  exercised   by   a
Subadvisor.

     The  fees  of each Subadvisor are not reduced  by
reason of their receipt of such brokerage and research
services.   Generally, a Subadvisor does  not  provide
any  services  to  a Fund except portfolio  investment
management  and related recordkeeping  services.   The
Investment Manager has directed the Subadvisors to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.


     Brokerage Commissions

      During the last three fiscal years, the Funds paid the following brokerage fees:



Fund                     	2001      2002      2003

Value Fund           	 	$ 270,249 $ 121,235 $ 136,287
Capital Appreciation Fund  	  929,930   822,751   443,857
Small Company Fund          	   31,760    94,664    35,185
Special Equity Fund      	2,990,622 7,406,854 7,748,167
International Equity Fund 	3,671,957 2,347,968 1,072,501
Emerging Markets Equity Fund 	   60,155   105,787   107,536
-----------------------------------------


Brokerage Recapture Arrangements

      The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund.

      During  the last three fiscal years,  the  Funds
paid  the  following  fees to the  following  list  of
brokers  with  which  the  Funds  have  entered   into
brokerage recapture arrangements:




Fund                      2001      2002     2003
----			  ----	    ----     ----
Value Fund
* Salomon Smith Barney    $  --     $ 25,123 $30,784
* State Street Brokerage 56,907       11,218     553
* Donaldson & Co., Inc.      --        --      3,507
* BNY ESI & Co.              --        --     12,500
* FANO  Securities           --        --     54,101
* SEI Investments            --        --      8,174


Capital Appreciation Fund
* Capital Institutional
  Services, Inc.    	  $4,493    $ 18,691 $ 9,246
* Salomon Smith Barney       --        4,284     893
* Donaldson  & Co., Inc.     --         --    56,033
* Westminster Research
 Assoc. Inc.       	     --         --     1,436
* State Street Brokerage  37,450      29,173      94
* BNY ESI & Co.              --         --   134,983

Small Company Fund
* BNY  ESI & Co.          $  --     $  2,988  $4,426
* Salomon  Smith Barney      --         --       557

Special Equity Fund
* Capital Institutional
  Services, Inc.    	  $ 91,448  $ 79,226  $43,411
* Salomon  Smith Barney    199,082    35,053   31,021
* State Street Brokerage    20,000    13,000    2,059
* Donaldson & Co., Inc.     97,887    27,989    6,100
* BNY ESI & Co.               --        --    384,882
* SEI  Investments            --        --     39,775

International Equity Fund
* State Street Brokerage  $133,400   $27,857     $289
* BNY  ESI & Co.              --      40,942   21,047


      Pursuant to these arrangements, subject to best price and execution, a Subadvisor may use a particular broker to execute trades for a Fund and the broker then pays certain of that Fund's expenses.


           PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

     Investors  may  open  accounts  with  the   Funds
through   their   financial  planners  or   investment
professionals, or by the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

     Certain  investors  may  purchase  or  sell  Fund
shares   through  broker-dealers  or   through   other
processing  organizations that may impose  transaction
fees or other charges in connection with this service.
Shares  purchased  in this way may  be  treated  as  a
single  account  for purposes of the  minimum  initial
investment.   The  Funds may from time  to  time  make
payments   to   such  broker-dealers   or   processing
organizations  for  certain  recordkeeping   services.
Investors who do
not wish to receive the services of a
broker-dealer or processing organization may  consider
investing  directly  with  the  Trust.   Shares   held
through a broker-dealer or processing organization may
be  transferred into the investor's name by contacting
the  broker-dealer or processing organization  or  the
Transfer Agent.  Certain processing organizations  and
others  may  receive compensation from the  Investment
Manager out of its legitimate profits in exchange  for
selling   shares   or  for  recordkeeping   or   other
shareholder related services.

     Purchase orders received by the Trust before  the
close  of  business  of the New  York  Stock  Exchange
(usually   4:00  p.m.  New  York  Time),  c/o   Boston
Financial Data Services, Inc. at the address listed in
the  current  Prospectus  on  any  Business  Day  will
receive the net asset value computed that day.  Orders
received  after  that  time  from  certain  processing
organizations,   which  have  entered   into   special
arrangements  with  the Fund, will also  receive  that
day's   offering  price,  provided  the   orders   the
processing  organization transmits to  the  Fund  were
accepted  by  the processing organization before  4:00
p.m.    The   broker-dealer,  omnibus   processor   or
investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the current
Prospectus will be promptly forwarded to the  Transfer
Agent.

     Federal  Funds  or Bank Wires  used  to  pay  for
purchase  orders must be in U.S. dollars and  received
in    advance,    except   for   certain    processing
organizations   which   have  entered   into   special
arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S.
bank.

     To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.


     If the check accompanying any purchase order does
not  clear, or if there are insufficient funds in your
bank account, the transaction will be canceled and you
will  be  responsible for any loss the  Trust  incurs.
For  current shareholders, the Trust can redeem shares
from  any identically registered account in the  Trust
as reimbursement for any loss incurred.  The Trust has
the right to prohibit or restrict all future purchases
in  the  Trust  in  the event of  any  nonpayment  for
shares.   Third party checks which are payable  to  an
existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

Redeeming Shares

     Any redemption orders in proper form received  by
the  Trust  before  4:00 p.m. New  York  Time  on  any
Business   Day  will  receive  the  net  asset   value
determined at the close of regular business of the New
York  Stock  Exchange  on that day.   Orders  received
after 4:00 p.m. from certain processing organizations, which have entered into special arrangements with the Fund, will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Fund were accepted by the processing organization before 4:00 p.m.

     Redemption orders received after 4:00  p.m.  will
be  redeemed at the net asset value determined at  the
close of trading on the next Business Day.  Redemption
orders   transmitted  to  the  Trust  at  the  address
indicated  in the current Prospectus will be  promptly
forwarded  to the Transfer Agent.  If you are  trading
through  a  broker-dealer or investment advisor,  such
investment  professional is responsible  for  promptly
transmitting  orders.  There is no redemption  charge.
The  Trust  reserves  the right to redeem  shareholder
accounts (after 60 days notice) when the value of  the
Fund  shares  in
the account falls below $500  due  to
redemptions.   Whether  the Trust  will  exercise  its
right   to   redeem  shareholder  accounts   will   be
determined by the Investment Manager on a case-by-case basis.

     If   the  Trust  determines  that  it  would   be
detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     Investors  should be aware that redemptions  from
the Funds may not be processed if a redemption request
is  not  submitted in proper form.  To  be  in  proper
form,  the  request  must  include  the  shareholder's
taxpayer  identification number, account number,  Fund
number  and  signatures of all account  holders.   All
redemptions will be mailed to the address of record on
the  shareholder's  account.  In addition,  if  shares
purchased  by  check  are sold before  the  check  has
cleared, the redemption proceeds will not be  sent  to
the shareholder until the check has cleared.  This may
take  up to 15 days unless arrangements are made  with
the  Investment Manager.  The Trust reserves the right
to suspend the right of redemption and to postpone the
date  of payment upon redemption beyond seven days  as
follows:  (i) during periods when the NYSE  is  closed
for  other than weekends and holidays or when  trading
on  the NYSE is restricted as determined by the SEC by
rule  or  regulation, (ii) during periods in which  an
emergency,  as  determined by  the  SEC,  exists  that
causes disposal by the Funds of, or evaluation of  the
net  asset  value  of,  portfolio  securities  to   be
unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

     An investor may exchange shares from the Funds into shares of any series of Managers AMG Funds, The
Managers Funds, Managers Trust I or Managers Trust II.
Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The
Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The
Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value

     Each Fund computes its net asset value once daily
on Monday through Friday on each day on which the NYSE
is  open for trading, at the close of business of  the
NYSE,  usually 4:00 p.m. New York Time.  The net asset
value  will  not be computed on the day the  following
legal  holidays are observed: New Year's  Day,  Martin
Luther  King,  Jr. Day, Presidents' Day, Good  Friday,
Memorial    Day,   Independence   Day,   Labor    Day,
Thanksgiving  Day and Christmas Day.   The  Trust  may
close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

     The net asset value per share of a Fund is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available.
Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Dividends and Distributions

     Each   Fund  declares  and  pays  dividends   and
distributions as described in the current Prospectus.

     If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

                       CERTAIN TAX MATTERS

     The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United
States) subject to special treatment under the federal income tax laws.

     EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER
OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX
CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING
THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL,
FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS
OF CHANGES IN FEDERAL OR OTHER TAX LAWS.  THIS
DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL
TAX PLANNING.

Federal Income Taxation of Funds-in General

     The following discussion is a general summary of certain current federal income tax laws regarding the Funds and investors in the shares. Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income
(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) invest the Fund's assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund's total assets is invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

     If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as corporate dividends to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     If a Fund qualifies as a regulated investment company, it will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund's Investments

     Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price.
Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code.
Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable).
Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of each Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Taxation of Shareholders

     Distributions of net realized short-term capital gains by a Fund to shareholders who are liable for federal income taxes will generally be taxed as ordinary income to such shareholders. However, under the Jobs and Growth Tax Relief Reconciliation Act of
2003 (effective for tax years 2003 through 2008) (the
"Jobs and Growth Act"), ordinary income distributions relating to dividend income received by a Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act, if the aggregate amount of qualified dividend income received by a Fund during any taxable year is less than 95% of the Fund's gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income.
A Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such distributions are made.

Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the "holding period requirement"). In general, dividends paidby the Bond Fund or the Global Bond Fund will not constitute qualified dividend income. In order to be eligible for the 15% maximum rate on distributions from a Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their shares of such Fund. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period.
Losses incurred on the sale of shares of a Fund may be required to be deferred in the event the shareholder acquires other shares of such Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

     Dividends paid by each Fund may be eligible for the 70% dividends-received deduction for corporations.
The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. In general, dividends paid by the Bond Fund, the Global Bond Fund or the emerging
Markets Equity Fund will not be eligible for the corporate dividends received deduction.

     Any dividend declared by a Fund in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

     Distributions by a Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Shareholders

     Dividends of net investment income and
distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a 30% (or lower applicable treaty) rate unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations.
Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United
States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

     In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund or a broker may be required to withhold U.S. federal income tax as "backup withholding" at the current rate of 28% for the calendar year 2004 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of a Fund's shares unless an IRS Form W-8BEN or W-8IMY, as appropriate, is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by a shareholder at his or her death will be includible in his or her gross estate for U.S.
federal estate tax purposes.

Foreign Taxes

     Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S.
issuer withheld by a foreign country at the source.
The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year generally can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

Tax-Exempt Investors

       If a shareholder that is a benefit plan
investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt
Investor with respect to its shares would constitute unrelated business taxable income ("UBTI").
A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes

     Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws.
Shareholders should consult with their own tax advisors concerning the foregoing state and local tax consequences of investing in a Fund.

Other Taxation

     Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Funds are liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS ABOUT
THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE,
LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE
FUND IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

                        PERFORMANCE DATA

     From   time   to  time,  the  Funds   may   quote
performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds.
Current performance information for each Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in each Fund's Prospectus.

Yield

     The Bond Fund and the Global Bond Fund may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period.

The 30-day yield quotation is
computed by dividing the net investment income per share on the last day of the period, according to the following formula:


                Yield = 2[((a-b)/(cd) + 1)6 - 1]

In the above formula

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum offering price per share on the last day of the period

     The  figure  is then annualized.   That  is,  the
amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund's yield figures are based on historical earnings and are not intended to indicate future performance.

     The 30-day yields for the period ended December
31, 2003 were as follows:



Fund                               	30-Day Yield

Bond Fund                          	4.04%
Global Bond Fund                   	3.05%


Average Annual Total Return

     The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                       P (1 + T)^n = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return
n = number of years
ERV  =  ending  redeemable value of  the  hypothetical
$1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

     The formula assumes that any charges are deducted
from  the initial $1,000 payment and assumes that  all
dividends   and   distributions  by  the   Funds   are
reinvested   at  the  price  stated  in  the   current
Prospectus  on  the  reinvestment  dates  during   the
period.

      The Average Annual Total Returns for the periods ended December 31, 2003 were as follows:




Fund                  		1 Year  5 Years 10  Years       Since Inception

Value Fund         		27.39%  2.70%   9.49%    	11.81%
Capital Appreciation Fund       25.05  -1.24    9.55    	12.52
Small Company Fund (a)		43.59                           -2.36
Special Equity Fund		42.50   8.94   12.10     	13.99
International Equity Fund       33.21  -0.50    5.17             9.80
Emerging Markets Equity Fund(b) 51.20  14.03                     7.03
Bond Fund          		10.77   8.86    8.31            10.22
Global Bond Fund (c)		20.69   4.03   			 6.09



(a)  The  Small  Company Fund commenced operations  on
June 19, 2000.
(b)   The   Emerging  Markets  Equity  Fund  commenced
operations on February 8, 1998.
(c) The Global Bond Fund commenced operations on March
25, 1994.


After Tax and Cumulative Returns

Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

                         P(1+T)^n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions) n = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods
(or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes);
the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The Average Annual Total Returns (after taxes on distributions) for the periods ended December 31, 2003 were as follows:



Fund                  		1  Year     	5 Years    	10  Years	Since Inception

Value Fund         		27.19%      	1.22%      	6.95%
Capital Appreciation Fund      	25.05     	-2.52       	6.58
Small Company Fund (a)		43.59                          			2.36
Special Equity Fund		42.50        	7.89     	10.68
International Equity Fund      	32.67     	-1.18       	4.22
Emerging Markets Equity Fund (b)51.02    	13.27              		6.43
Bond Fund           		8.73        	6.22      	5.50
Global Bond Fund (c)		16.37       	2.53                 		4.21


(a)  The  Small  Company Fund commenced operations  on
June 19, 2000.
(b)   The   Emerging  Markets  Equity  Fund  commenced
operations on February 8, 1998.
(c) The Global Bond Fund commenced operations on March
25, 1994.



Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

                         P(1+T)^n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemption) n = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods
(or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g.
the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital.
The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes);
the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution.
Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.
The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return
(after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.


The following table shows the average annual total returns (after taxes on distributions and redemptions) for the periods ended December 31, 2003.



Fund                  		1  Year     	5 Years    	10  Years	Since Inception

Value Fund         		17.80%       	1.65%       	7.07%
Capital Appreciation Fund      	16.28       	-1.32		6.81
Small Company Fund (a)          28.34                                    	-2.00
Special Equity Fund 		27.63     	 7.24        	9.94
International Equity Fund     	21.58       	-0.63		4.12
Emerging Markets
  Equity Fund (b)  		33.28       	11.86				5.75
Bond Fund           		 7.02       	 5.91        	5.35
Global Bond Fund (c) 		 13.6            2.53           		4.07

______________________________________________________


(a)  The  Small  Company Fund commenced operations  on
June 19, 2000.
(b)   The   Emerging  Markets  Equity  Fund  commenced
operations on February 8, 1998.
(c) The Global Bond Fund commenced operations on March
25, 1994.

Performance Comparisons

     Each of the Funds may compare its performance  to
the  performance of other mutual funds having  similar
objectives.   This comparison must be expressed  as  a
ranking   prepared   by   independent   services    or
publications that monitor the performance  of  various
mutual   funds   such  as  Lipper,  Inc.   ("Lipper"),
Morningstar, Inc., ("Morningstar") and IBC Money  Fund
Report ("IBC").  Lipper prepares the "Lipper Composite
Index," a performance benchmark based upon the average
performance  of  publicly offered  stock  funds,  bond
funds,  and money market funds as reported by  Lipper.
Morningstar, a widely used independent research  firm,
also   ranks  mutual  funds  by  overall  performance,
investment   objectives  and   assets.    The   Funds'
performance may also be compared to the performance of
various  unmanaged indices such as  the  Russell  2000
Index,  Standard  & Poor's 500 Composite  Stock  Price
Index, the Standard & Poor's 400 Composite Stock Price
Index or the Dow Jones Industrial Average.

Massachusetts Business Trust

     Each   Fund  is  a  series  of  a  "Massachusetts
business  trust." A copy of the Declaration  of  Trust
for  the  Trust  is  on  file in  the  office  of  the
Secretary  of the Commonwealth of Massachusetts.   The
Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

     Under  Massachusetts law, shareholders of such  a
trust  may,  under  certain  circumstances,  be   held
personally  liable as partners for the obligations  of
the  trust.   This is not the case for a Massachusetts
business  corporation.  However,  the  Declaration  of
Trust  of  the  Trust provides that  the  shareholders
shall not be subject to any personal liability for the
acts  or  obligations  of the  Trust  and  that  every
written    agreement,   obligation,   instrument    or
undertaking made on behalf of the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No   personal  liability  will  attach   to   the
shareholders  under  any undertaking  containing  such
provision  when adequate notice of such  provision  is
given,  except possibly in a few jurisdictions.   With
respect   to  all  types  of  claims  in  the   latter
jurisdictions,  (i) tort claims, (ii) contract  claims
where  the provision referred to is omitted  from  the
undertaking, (iii) claims for taxes, and (iv)  certain
statutory   liabilities  in  other  jurisdictions,   a
shareholder  may  be  held personally  liable  to  the
extent  that  claims are not satisfied by  the  Trust.
However,   upon   payment  of  such   liability,   the
shareholder will be entitled to reimbursement from the general assets of the Trust. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Trust.

     The  Declaration of Trust further  provides  that
the   name   of  the  Trust  refers  to  the  Trustees
collectively  as  Trustees,  not  as  individuals   or
personally, and that no Trustee, officer, employee  or
agent  is  liable to any third persons  in  connection
with the affairs of the Trust, except if the liability
arises   from  his  or  its  own  bad  faith,  willful
misfeasance, gross negligence or reckless disregard of
his  or  its  duties to such third persons.   It  also
provides  that all third persons shall look solely  to
the  property  of  the Trust for any  satisfaction  of
claims  arising in connection with the affairs of  the
Trust.    With  the  exceptions  stated,  the  Trust's
Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

     The  Trust  shall continue without limitation  of
time  subject to the provisions in the Declaration  of
Trust   concerning  termination  by  action   of   the
shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Business
Trust" above.

     The Declaration of Trust permits the Trustees  to
issue  an  unlimited  number of  full  and  fractional
shares  (no  par value) of one or more series  and  to
divide  or  combine  the  shares  of  any  series,  if
applicable,   without   changing   the   proportionate
beneficial interest of each shareholder in any Fund or
assets  of another series, if applicable.  Each  share
of each Fund represents an equal proportional interest
in  a Fund with each other share.  Upon liquidation of
a Fund, shareholders are entitled to share pro rata in
the net assets of a Fund available for distribution to
such shareholders.  See "Massachusetts Business Trust"
above.   Shares  of  the Funds have no  preemptive  or
conversion   rights   and   are   fully    paid    and
nonassessable. The rights of redemption and exchange are described in the current Prospectus and in this Statement of Additional Information.

     The shareholders of each Fund are entitled to one
vote  for  each  share (or a proportionate  fractional
vote  in  respect  of  a fractional  share  held),  on
matters  on which shares of the Fund shall be entitled
to  vote.   Subject  to  the 1940  Act,  the  Trustees
themselves have the power to alter the number and  the
terms of office of the Trustees, to lengthen their own
terms,  or  to make their terms of unlimited  duration
subject  to  certain removal procedures,  and  appoint
their   own   successors,   provided   however,   that
immediately  after  such  appointment  the   requisite
majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually.
The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

     Shareholders  of the Trust have the  right,  upon
the  declaration  in  writing or  vote  of  more  than
two-thirds  of  its outstanding shares,  to  remove  a
Trustee from office.  The Trustees will call a meeting
of  shareholders to vote on removal of a Trustee  upon
the  written request of the record holders of  10%  of
the shares of the Trust.  In addition, whenever ten or
more shareholders of record who have been shareholders
of record for at least six months prior to the date of
the  application, and who hold in the aggregate either
shares  of  the Funds having a net asset value  of  at
least   $25,000  or  at  least  1%  of   the   Trust's
outstanding shares, whichever is less, shall apply  to
the  Trustees  in writing, stating that they  wish  to
communicate  with other shareholders with  a  view  to
obtaining  signatures to request  a  meeting  for  the
purpose of voting upon the question of removal of  any
of   the  Trustees  and  accompanies  by  a  form   of
communication and request which
they wish to transmit,
the  Trustees  shall within five business  days  after
receipt of such application either: (1) afford to such
applicants access to a list of the names and addresses
of  all  shareholders as recorded on the books of  the
Trust;  or  (2)  inform  such  applicants  as  to  the
approximate number of shareholders of record, and  the
approximate  cost  of  mailing to  them  the  proposed
shareholder communication and form of request.  If the
Trustees  elect  to follow the latter,  the  Trustees,
upon   the   written   request  of   such   applicants
accompanied by a tender of the material to  be  mailed
and  the  reasonable expenses of mailing, shall,  with
reasonable  promptness,  mail  such  material  to  all
shareholders of record at their addresses as  recorded
on  the books, unless within five business days  after
such tender the Trustees shall mail to such applicants
and  file  with the SEC, together with a copy  of  the
material  to be mailed, a written statement signed  by
at least a majority of the Trustees to the effect that
in  their opinion either such material contains untrue
statements  of fact or omits to state facts  necessary
to   make   the   statements  contained  therein   not
misleading,  or  would be in violation  of  applicable
law,  and specifying the basis of such opinion.  After
opportunity for hearing upon the objections  specified
in  the written statements filed, the SEC may, and  if
demanded by the Trustees or by such applicants  shall,
enter   an  order  either  sustaining  one   or   more
objections  or  refusing  to  sustain  any   of   such
objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The  Trustees  have authorized the  issuance  and
sale  to the public of shares of series of the  Trust.
The  Trustees may authorize the issuance of additional
series  of the Trust.  The proceeds from the  issuance
of   any  additional  series  would  be  invested   in
separate,   independently  managed   portfolios   with
distinct    investment   objectives,   policies    and
restrictions, and share purchase, redemption  and  net
asset value procedures.  All consideration received by
the Trust for shares of any additional series, and all
assets in which such consideration is invested,  would
belong  to that series, subject only to the rights  of
creditors  of  the Trust and would be subject  to  the
liabilities  related  thereto.   Shareholders  of  the
additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Funds, to the extent required by the 1940 Act.

Additional Information

     This Statement of Additional Information and  the
Prospectus  do  not  contain all  of  the  information
included  in the Trust's Registration Statement  filed
with  the  SEC  under the 1933 Act.  Pursuant  to  the
rules  and  regulations of the SEC,  certain  portions
have   been  omitted.   The  Registration  Statements,
including  the  Exhibits  filed  therewith,   may   be
examined at the office of the SEC in Washington DC.

     Statements   contained  in   the   Statement   of
Additional  Information and the Prospectus  concerning
the contents or any contract or other document are not
necessarily complete, and in each instance,  reference
is made to the copy of such contract or other document
filed  as  an  Exhibit to the applicable  Registration
Statement.   Each such statement is qualified  in  all
respects by such reference.

     No  dealer, salesman or any other person has been
authorized  to  give any information or  to  make  any
representations,  other than those  contained  in  the
Prospectus    or   this   Statement   of    Additional
Information, in connection with the offer of shares of
the   Funds   and,  if  given  or  made,  such   other
representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.


                 FINANCIAL STATEMENTS

     The Fund's audited Financial Statements for the fiscal year ended December 31, 2003 and the related
Notes to the Financial Statements for the Fund, as well as the Report of Independent Accountants, PricewaterhouseCoopers LLP, are incorporated by reference into this Statement of Additional
Information from the Fund's Annual Report for the fiscal year ended October 31, 2003 filed with the Securities and Exchange Commission. The Fund's 2003
Annual Report is available without charge by calling
The Managers Funds at (800) 835-3879 or by visiting our website at www.managersamg.com or on the SEC's website at www.sec.gov.

Date of Annual Report; Date of Filing of Annual Report;
12/31/03; 		3/10/04;

Accession Number: 0000720309-04-000018

Appendix A

Value Fund

Armstrong Shaw Associates Inc.

On behalf of the Fund, Armstrong Shaw's Proxy Voting
Committee reviews each proxy and makes decisions based on proxy research, including, but not limited to research provided by Institutional Shareholder Services
("ISS"), consultation with portfolio managers/analysts and the policies stated herein. Armstrong Shaw's proxy voting decisions are made according to guidelines that are intended to protect and maximize the economic interests of the Fund. A copy of Armstrong Shaw's proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit A.

Armstrong Shaw's Proxy Administrator reviews all proxies to determine if a material conflict of interest exists between Armstrong Shaw's interests and those of the Fund. A conflict of interest may exist, for example, if Armstrong Shaw has a business relationship with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

If it is decided that a conflict does exist, the proxy will be voted strictly according to the pre-determined guidelines attached as Exhibit A. Any material conflict of interest will be resolved in the best interests the Fund.

Armstrong Shaw has designed its guidelines to ensure that proxies are voted in the best interest of the Fund. While it is impossible to anticipate every issue that may come up for a proxy vote, Armstrong Shaw has included what it believes to be some of the most common proxy issues. Ultimately, every vote is determined on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, the economic impact to the company and all other relevant facts and circumstances at the time of the vote.

Osprey Partners Investment Management, LLC

Osprey has contracted with ISS to vote Fund proxies according to a set of pre-determined proxy voting policy guidelines. A summary of ISS proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit B.

Capital Appreciation Fund

Essex Investment Management Company, LLC

Essex has contracted with an independent third party,
Institutional Shareholder Services ("ISS"), to vote
Fund proxies according to a set of pre-determined proxy
voting policy guidelines.  Essex has a Proxy Voting
Committee that meets at least annually to review and re-
approve ISS' proxy voting policies as Essex's own
policies if the Committee determines that ISS' proxy
voting policies continue to be reasonably designed to
be in the best interest of Essex's clients.  Any
material changes to the ISS voting policies must be
reviewed, approved, and adopted by the Committee.  A
summary of ISS proxy voting policy guidelines used to
vote Fund proxies is attached as Exhibit B.   In rare
circumstances, Essex may exercise its voting discretion as described below.

By providing pre-determined policies for voting Fund
proxies, Essex's adoption of the ISS proxy voting
policies is designed to remove conflicts of interest
that could affect the outcome of a vote.  The intent of
this policy is to remove any discretion that Essex may
have to interpret how to vote proxies in cases where
Essex has a material conflict of interest or the
appearance of a material conflict of interest.
Although under normal circumstances Essex is not
expected to exercise its voting discretion or to
override ISS, the Proxy Voting Committee will monitor
any situation where Essex wishes to exercises it
discretion.   In these situations, the Proxy Voting
Committee will provide the actual voting recommendation
after a review of the vote(s) involved.   Essex's
Compliance Officer must approve any decision made on such vote prior to the vote being cast. In approving any such decision, the Compliance Officer will use his or her best judgment to ensure that the spirit of Essex's Proxy Voting Policies, to maximize the long-term value of Fund assets and cast votes that Essex believes to be fair and in the best interest of the Fund whose proxy is being voted, is being followed.
If it is determined that Essex has a material conflict of interest in such situation, the Proxy Voting
Committee will confirm delegation of voting back to ISS.

Bramwell Capital Management, Inc.

It is the policy of Bramwell to seek to assure that proxies received and voted for the Fund are voted in the best interest of the Fund, which means the Fund's interest in seeing that the value of an investment increases over time.

Proxies with respect to routine proposals, which are those which do not change the structure, bylaws or operations of the corporation to the detriment of its shareholders, will nearly always be voted with management. Non-routine proposals are more likely to affect the structure and operations of the corporation and therefore have a greater impact on the value of its shareholder investments. The Bramwell officer voting the proxy will review each non-routine proposal on a case-by-case basis, consulting with both the respective
Bramwell analyst and the portfolio manager. Voting decisions will be made based on the financial interest of the Fund. Corporate governance proposals that have the effect of restricting the ability of shareholders to realize the full potential long-term value of their investment will generally be voted against.
Shareholder proposals submitted usually include issues of corporate governance and other non-routine matters;
therefore, Bramwell will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the Fund. Issues not covered by these guidelines will be discussed with the respective Bramwell analyst and the portfolio manager.

There may be circumstances when a proxy vote appears likely to present a conflict of interest between the interests of Bramwell and its employees and the Fund.
Bramwell will attempt to identify any potential conflicts of interest, determine if the conflict as identified is material and follow procedures to ensure that Bramwell's votes are not the product of a conflict of interests but are based on the best interests of the Fund. In order to avoid even the appearance of impropriety, Bramwell has implemented additional procedures to ensure that its votes are not the product of a conflict of interest, including: (i) requiring anyone involved in the decision making process to disclose to the Bramwell Compliance Officer any potential conflict that they are personally aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process from revealing how Bramwell intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing Bramwell's proposed vote by applying a series of objective tests. For example, if Bramwell's proposed vote is consistent with its stated proxy voting policy, no further review is necessary.
If Bramwell's proposed vote is contrary to its stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If Bramwell's proposed vote is contrary to its stated proxy voting policy or is not covered by the policy, and is consistent with the issuer's management's recommendation, the proposal is reviewed by the Bramwell Compliance Officer for final determination. Bramwell will ensure that it documents its rationale for its vote in situations that involve a material conflict of interest.

Small Company Fund

Kalmar Investment Advisers

Kalmar's Proxy Voting Committee oversees all decisions relating to proxy voting, proxy voting guidelines and conflicts of interest and assures that proxies are voted accordingly. Kalmar has contracted with ISS to provide proxy voting services, and a summary of ISS's proxy voting guidelines as approved by Kalmar's Proxy
Voting Committee is attached as Exhibit B. Kalmar retains the right to override ISS proxy votes that it does not believe are in the best interest of the Fund.

Conflicts of interest will be identified, monitored and resolved by joint effort of Kalmar's Proxy Voting
Committee and a member of Kalmar's investment team who serves as the ISS proxy voting watchdog. A review of potential conflicts will include the completion of an annual conflicts questionnaire by Kalmar's key employees. Kalmar's Proxy Voting Committee will review the questionnaires, and regular disclosure attested to by Kalmar's investment team members and senior officers will identify any conflict with companies owned by the Fund on a quarterly basis. These procedures, coupled with the use of ISS proxy voting guidelines, diminishes the likelihood of material conflicts of interest.

Special Equity Fund

Donald Smith & Co., Inc.

As Donald Smith's primary goal is to maximize the value of the Funds' investment portfolios, it maintains a proxy voting policy that best serves the interest of the Fund in its capacity as shareholder of a company.
Donald Smith normally votes in support of company management on "routine" proposals, but votes against proposals that Donald Smith believes would negatively impact the long-term value of the Fund's share of a company. Donald Smith votes against almost all proposals that would hinder the realization of maximum value for shareholders. More specifically Donald Smith votes for:

      Confidential voting.
      Shareholders must approve any poison pills or rights plan. Repeal of Section 203 of Delaware law.
      Annual election of Directors and against staggered Boards. Cumulative voting.
      Maintaining liability of Directors for gross negligence and malfeasance.
      Vote against large dilution of shareholders, except company specific exceptions.

The examples above are provided to give a general indication on how Donald Smith votes proxies on certain issues. Thus, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes. Therefore, actual proxy votes may differ from the guidelines presented.

Donald Smith is very sensitive to conflicts of interest that could possibly arise in the proxy voting process.
Donald Smith remains committed to resolving any and all conflicts in the best interest of the Fund. Thus, Donald Smith will generally vote pursuant to its proxy voting policy when conflicts arise. Donald Smith's compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. In instances where a potential conflict of interest exists, the compliance officer will obtain consent from the Fund's Investment Manager before voting. The compliance officer will provide the Investment Manager with sufficient information regarding the shareholder vote and Donald Smith's potential conflict so that the Investment Manager can make an informed decision whether or not to consent.

Essex Investment Management Company, LLC

See disclosure above under Value Fund.

Kern Capital Management LLC

All proxies will be voted for the investment benefit of the Fund. For routine proxy proposals, these proposals will generally, but not always, be voted in accordance with the recommendations of company management.
Routine proxies are proxies which contain proposals, which are routine and do not diminish or threaten shareholder value. Examples include:

      Election of Directors, number of Directors, terms of office, and number of share owned.
      Selection and ratification of outside auditors
     Frequency of Director's attendance at meeting
      Post annual meeting reports to shareholders
      Stock splits or fractional stock dividends
      Change in the name of the Company
      Number of Director's meetings held each year
      Application for listing of securities on a stock exchange

      Remuneration of Directors, management and employees, including wages, salaries, stock options, thrift, profit, or pension plans, bonuses and other incentives or compensation (except compensation proposals judged excessive may be voted against).
      Indemnification of Officers and Directors, so long as limiting language is attached (no blanket indemnification). Provisions that relieve directors of liability for "breaches of the duty of loyalty" or unlawful acts will be voted against.

For non-routine proposals, these proposals will be carefully evaluated by portfolio management and voted in a manner which is believed will tend to maximize shareholder value over the long-term. Non-routine proxies are proxies that contain proposals which could diminish or threaten shareholder wealth or control.
Examples include:

      Shareholder voting
      Acquisitions, mergers, spin-offs
      Changes in Articles of Incorporation, State of
     Incorporation, by-laws of Code of Regulations, including but not limited to increases in number of shares authorized and waiving of pre-emptive rights.
      Any of various actions designed to deter potential takeover by outside interests, such as "minimum price" restrictions, "super-majority" provisions, or staggered-year elections for Directors.
      Any proxy solicited by non-management persons.

If a non-routine proposal is unlikely to have a material adverse impact on long-term shareholder value or to reduce shareholder rights, then the issue should be voted for in accordance with management's recommendation. Such issues might include social or environmental topics, capitalization structure and
"normal" compensation plans. If the proposal is judged to have a material adverse impact on long-term shareholder value or reduce shareholder's rights, then the issue generally will be voted against. Such issues generally tend to make a company takeover more difficult or to unfairly enrich/protect management to the detriment of shareholders. Examples of such issues include:

      Abolition of cumulative voting for boards of directors Staggered terms for board of directors
      Change in state of incorporation (if intent/result is anti-takeover in nature)
      Pre-emptive rights
      Imposition of supermajority vote
      "Poison-pill" provisions of corporate by-laws
      "Golden parachutes" for management or extreme/outlandish compensation plans
      Various other "shark-repellant" or anti-takeover schemes.

If the proposal is one that rescinds previous anti-takeover measures in the company's by-laws or that enhances shareholder rights, then the issue will generally be voted for. Such proposals might include:

      Confidential voting in corporate elections

      Shareholder consideration of "golden parachute" management severance agreements
      Elimination of "poison pill" management entrenchment devices Alternative slates of directors (if a case can be made that it will lead to a more timely realization of shareholder value)

The above guidelines are not exhaustive and may not be binding in every proposal and should not supercede portfolio management's judgment as to the merits of a particular proposal. Proposed mergers and acquisitions are evaluated on a case by case basis.

Skyline Asset Management, L.P.

All votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

In order to facilitate this proxy voting process, Skyline has retained ISS to assist the firm with in-depth proxy research, vote execution, and the recordkeeping necessary for tracking proxy voting for the appropriate client account. ISS provides Skyline with research and voting recommendations consistent with Skyline's proxy voting policy. A summary of Skyline's proxy voting policies is attached as Exhibit
C. Skyline assesses ISS's recommendations before voting. Because ISS's voting recommendations are in conformity with Skyline's voting policy, Skyline generally affirms ISS's recommendations on votes in support of management. ISS recommendations in opposition to management obtain additional evaluation.
A Skyline research analyst most familiar with the proxy issue and the company in question examines ISS's research and renders an affirming or dissenting decision. When voting on common, management-sponsored initiatives, Skyline generally, although not always, votes in support of management. When voting items which have a potential positive financial or best interest impact, Skyline generally, although not always, votes in support of management. When voting items which have a potential negative financial or best interest impact, Skyline generally, although not always, votes to oppose management. All shareholder proposals are examined closely to determine economic impact and the impact on the interests of shareholders.

In potential conflicts of interest situations (such as cases where Skyline provides advisory services to the pension plan of a company whose management is soliciting proxies), Skyline will inform the Fund of the potential conflict and obtain consent from the Fund's Investment Manager before voting.

Westport Asset Management, Inc.

Westport shall vote proxies on securities held by the Fund solely in the best economic interests of the Fund.
Any conflict of interest will be resolved in the interests of the Fund. One of the primary factors
Westport considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, Westport believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be resolved. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the company's management. However, each issue will be considered on its merits and the position of a company's management will not be supported if it is determined that ratification of management's position would adversely affect the investment merits of owning the stock. The process Westport uses in determining how to vote on selected proxy issues is described in Exhibit D.

In some instances it is possible for a proxy voting decision to present a conflict of interest between the interest of the Fund, on the one hand, and those of Wesport (or any entity controlling, controlled by or under common control with Westport), the portfolio managers or another client (or a sought-after client) on the other hand. In identifying all actual or potential conflicts of interest with respect to each proxy to be voted, the individual responsible for voting a proxy shall take steps reasonably designed to determine whether that individual, Westport (or any entity controlling, controlled by or under common control with Wesport), or any officer of Wesport (or any entity controlling, controlled by or under common control with Wesport) has any business or personal interest or relationship with the company soliciting the proxy that might influence that individual or Wesport to vote Fund proxies in a manner that might not be in the Fund's best interests, considering the nature of Wesport's business, the Fund, the company soliciting the proxy, the proxy proposal, and any other relevant circumstances. If a potential or actual conflict of interest appears to be material (i.e., not so clearly immaterial or remote as to be unlikely to influence any determination made), in order to ensure a resolution of the material conflict in the best interest of the Fund, that proxy will be reviewed and voted by another individual identified in Westport's proxy voting procedures. If all possible reviewers are subject to a material conflict of interest or Westport as a whole is subject to a material conflict of interest, the proxy will be voted according to the recommendation of an independent third party, such as ISS.

International Equity Fund

Mastholm Asset Management, L.L.C.

A copy of Mastholm's proxy voting guidelines is attached as Exhibit E.

Lazard Asset Management LLC

To assist it in its proxy voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by ISS. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of the Fund.

Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"), a copy of which is attached as Exhibit F. Depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio

Management is, in Lazard's view,
best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of Lazard's
Proxy Operations Department seeks Portfolio
Management's recommendation on how to vote all such proposals. In seeking Portfolio Management's recommendation, the Manager of Lazard's Proxy
Operations Department provides ISS's recommendation and analysis. Portfolio Management provides the Manager of Lazard's Proxy Operations Department with its recommendation and the reasons behind it. Lazard's
Proxy Operations Department will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of Lazard's Proxy Operations
Department may consult with Lazard's Chief Compliance
Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio
Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

Lazard's Proxy Operations Department generally votes all routine proposals according to the Approved
Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, the Proxy
Operations Department will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio
Management disagrees with the Approved Guideline for the specific proposal, the Proxy Operations Department will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy
Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed.

Bernstein Investment Research & Management

Bernstein utilizes proxy voting policies intended to protect the rights of the Fund. In so doing, it considers those factors that may affect the value of the Fund's investments and acts solely in the interests of the Fund. A copy of the specific proxy voting guidelines used by Bernstein is attached as Exhibit G.
In reviewing proxy issues, Bernstein will apply the following general guidelines:

      Support proposals that do not change the by-laws or operation of the corporation (e.g. the election of directors and the approval of auditors).
      Review and analyze on a case-by-case basis any non-routine proposal that is likely to affect the structure and operation of the corporation to determine whether the proposal will have an impact on the value of the investment.
      Oppose anti-takeover or other proposals that limit shareholder rights, regardless of whether they are advanced by management or shareholders.
      Support proposals that would restrict, or otherwise eliminate, anti-takeover measures that have already been adopted by corporate issuers.

      Support shareholder proposals requesting confidential voting or ballots.
      Review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether the proposal will have a financial impact on shareholder value.
      Abstain from shareholder proposals that are unlikely to have any economic effect on company's business or financial conditions and vote against those that will cause the company to incur excessive unnecessary expenses.

Bernstein has established a Proxy Committee which consists of senior investment professionals and a member of the its Corporate Legal Department. All proxies are reviewed by the Proxy Committee or by a subcommittee thereof. It is the Proxy Committee's responsibility to evaluate proposals not covered by its guidelines and to recommend how Bernstein should generally vote on such an issue. This recommendation is then presented to Bernstein's Investment Policy
Group for review and comment.

As fiduciary Bernstein owes the Fund an undivided duty of loyalty. Bernstein strives to avoid even the appearance of a conflict that may compromise the trust the Fund has placed in Bernstein and insists on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws.
Bernstein believes that its centralized handling of proxy voting with oversight by its Proxy Committee ensure that proxies are voted with only the Fund's best interests in mind. In addition, in order to avoid any perceived conflict of interests, the following procedures have been established for use when voting the proxy of a company whose retirement plan is managed by Bernstein:

      If Bernstein's proposed vote is consistent its proxy voting guidelines as well as the recommendation of an independent source (such as ISS), no further review is required.
      If Bernstein's proposed vote is contrary to either its proxy voting guidelines or the views of the independent source, but is also contrary to management's recommendation, no further review is necessary.
      If Bernstein's proposed vote is contrary to either its proxy voting guidelines or the views of the independent source and is consistent with management's recommendation, the proposal is escalated to the Proxy Committee for final review and determination.

Emerging Markets Equity Fund

Rexiter Capital Management Limited

Rexiter seeks to vote proxies in the best interests of the Fund. In the ordinary course, this entails voting proxies in a way which Rexiter believes will maximize the monetary value of the Fund's holdings. Rexiter takes the view that this will benefit the Fund and, indirectly, the ultimate owners and beneficiaries of the Fund (e.g. Fund shareholders).

Rexiter has elected to delegate the management of the proxy voting process to its affiliate State Street
Global Advisors ("SSgA"). Oversight of the proxy voting process is the responsibility of the SSgA
Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Rexiter Proxy
Voting Policy and delegates authority to vote in accordance with the policy to Proxy Voting Services.
Rexiter retains the final authority and responsibility for voting. In order to facilitate the proxy voting process, Rexiter retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process.

If a proposal falls within Rexiter's proxy voting
guidelines a copy of which is attached as Exhibit H,
and there are no special  circumstances relating to
that company or proxy which come to Rexiter's attention
(as discussed below), the proxy is voted according to
the guidelines.   However, from time to time, proxy
votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by Rexiter's policies. These proxies are identified through a number of methods, including but not limited to notification from Rexiter's third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by Rexiter's policies, the Chairman of SSgA's Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of the Fund and those of Rexiter. If Rexiter's Manager of Corporate Actions and the Chairman of the SSgA Investment Committee determine that there is a material conflict, the process detailed below is followed. If there is no material conflict, Rexiter examines each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of the Fund.
At this point, the Chairman of the SSgA Investment
Committee makes a voting decision based on maximizing the monetary value of the Fund's holdings. However, the Chairman of the SSgA Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire SSgA Investment Committee for a decision on voting the proxy. Rexiter also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

As discussed above, from time to time, Rexiter will review a proxy which presents a potential material conflict. For example, Rexiter or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when Rexiter has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. As a fiduciary to the Fund, Rexiter takes these potential conflicts very seriously. While
Rexiter's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the Fund's best interests and are not affected by Rexiter's potential conflict, there are a number of courses
Rexiter may take. The final decision as to which course to follow shall be made by SSgA Investment
Committee.

When the matter falls clearly within one of the proposals enumerated in Rexiter's proxy voting guidelines, casting a vote which simply follows
Rexiter's pre-determined policy would eliminate
Rexiter's discretion on the particular issue and hence avoid the conflict. In other cases, where the matter presents a potential material conflict and is not clearly within Rexiter's guidelines, or is of such a nature that Rexiter believes more active involvement is necessary, the Chairman of the SSgA Investment
Committee shall present the proxy to the SSgA
Investment Committee, who will follow one of two courses of action. First, Rexiter may employ the services of a third party, wholly independent of Rexiter, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.
Second, in certain situations the SSgA Investment
Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the SSgA Investment Committee shall make a decision as to the voting of the proxy. Which action is appropriate in any given scenario would be the decision of the SSgA Investment Committee in carrying out its duty to ensure that the proxies are voted in the Fund's, and not Rexiter's, best interests.

Bond Fund
Global Bond Fund

Loomis, Sayles & Company, L.P.

Loomis utilizes the services of a third party, ISS, in researching and voting proxies for the Fund. ISS provides voting recommendations to Loomis based on Loomis's policy and ISS's own research. Loomis will generally follow ISS's recommendation unless it deviates from the Firm's express policy the Loomis
Proxy Committee determines that the Fund's best interests are served by voting otherwise. A copy of Loomis's proxies policies is attached as Exhibit I.
Loomis's policies are guidelines and each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligation under the advisory agreement with the Fund and circumstances at the time of the vote. All issues presented for shareholder vote will be considered by the Loomis Proxy
Committee and, when necessary, the equity analyst following the company, and will be voted in the best investment interests of the Fund.

Loomis has established procedures to ensure that proxy votes are voted in the Fund's best interest and are not affected by any possible conflicts of interest. First, Loomis votes in accordance with its pre-determined policies. Second, where the proxy voting policy allows for discretion, Loomis will generally rely on the recommendations of ISS in making its voting decisions.
However, if a proxy proposal falls into a category allowing for discretion in voting decisions and the Loomis Proxy Committee determines that ISS's recommendation is not in the best interest of the Fund, then the Loomis Proxy Committee may use its discretion to vote against the ISS reformation, but only after taking the following steps: (i) conducting a review for any material conflict of interest Loomis may have and,
(2) if any material conflict is found to exist, excluding anyone at Loomis who is subject to that conflict of interest from participating in the voting decision in any way, including providing information, opinions or recommendations to the Loomis Proxy
Committee.

Exhibit A

Armstrong Shaw Associates Inc. Proxy Voting Guidelines

1. BOARD OF DIRECTORS

Generally vote with management on the following:

    Election of directors when there is no opposing slate.
    Proposals to limit liability of directors and provide indemnification.

In most cases will vote against proposals to classify the board.

2. AUDITORS

Generally vote with management on proposals to ratify auditors. Consideration will be given to the following:

    Whether the auditor faces potential conflict of interest as a result of its relationship with the issuer or its performance of non-audit services
     (i.e. are non-audit fees excessive?).
    Whether the auditor has rendered an accurate financial opinion of a company's financial status.

3. ROUTINE MATTERS/CORPORATE ADMINISTRATIVE ITEMS

Generally vote with management on routine matters related to the operation of the company and not expected to have significant economic impact on the company and/or shareholders.

4. ANTITAKEOVER MEASURES

All resolutions regarding anti-takeover measures will be considered on a case-by-case basis with the intent of avoiding actions likely to diminish the value of the stock held by clients. In general, it can be stated that the following issues of corporate governance are economically detrimental and will be voted against:

    Greenmail
    Poison Pills
    Super-majority voting
    Blank-check preferred

We will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.

5. EXECUTIVE AND DIRECTOR COMPENSATION

a)   Stock Option Plans

Stock-based incentive plans will be evaluated on a case-by-case basis giving consideration, without limitation, to the following:

    Whether the stock option plan expressly permits the repricing of underwater options;
    Whether the plan could result in earnings dilution of greater than 5%;
    Whether the plan has an option exercise price below the marketplace on the day of the grant;
    Whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and
    Whether the program has certain embedded features.

b)   Employee Stock Ownership Plans

Generally vote in favor of Employee Stock Ownership
Plans including improvements to existing plans when dilution does not exceed 5%.

c)   Director Compensation

Director compensation plans examined on a case-by-case basis applying the same criteria that is used when examining executive pay plans (see above).

d)  Shareholder Proposals on Executive and Director
Compensation

Decided on a case-by-case basis. In most cases we will vote against proposals to limit pay. However, we may support proposals to restructure pay plans if, in our judgment, such restructuring will benefit shareholders.

6. SHAREHOLDERS' RIGHTS ISSUES

We will generally support proposals for the authorization of additional common shares provided the amount requested is necessary for sound business reasons.

We will generally support resolutions to introduce confidential voting.

We will evaluate shareholder proposals on a case-by-case basis with the overriding consideration given to the economic impact on the shareholders.

7. MERGERS AND CORPORATE RESTRUCTURINGS

a)   Mergers

Will be voted on a case-by-case basis with consideration given to the following:
    Anticipated financial and operational benefits

    Offer price
    Prospects of the combined companies
    The negotiating process

b)   Corporate Restructurings

Will be voted on a case-by-case basis with consideration give to economic impact.

8. SOCIAL AND ENVIRONMENTAL ISSUES

Ethical, moral and social proposals will be voted on a case-by-case basis with the greatest consideration being:

    Whether the proposal will enhance the economic value of the company.

Exhibit B

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS's proxy voting policy guidelines.

1.  Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

* An auditor has a financial interest in or association with the company, and is therefore not independent

*    Fees for non-audit services are excessive, or

* There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.  Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-
CASE basis, examining the following factors:
independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support.
These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of
Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.  Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.  Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE- BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.  Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.  Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.  Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.  Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

* It is intended for financing purposes with minimal or no dilution to current shareholders

* It is not designed to preserve the voting power of an insider or significant shareholder

9.  Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice
Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

* Historic trading patterns
* Rationale for the repricing
* Value-for-value exchange
* Option vesting
* Term of the option
* Exercise price
* Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
* Purchase price is at least 85 percent of fair market value
* Offering period is 27 months or less, and
* Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

       In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Exhibit C

Skyline Asset Management, L.P. Proxy Voting Guidelines

Specific Policies - Management Proposals
I. When voting on common, management-sponsored initiatives, Skyline generally, although not always, votes in support of management.

A) Uncontested election of directors:


          The voting and attendance record of board members will be assessed and support may be withheld based on: (1) poor attendance as defined as failing to attend 75% of the scheduled board meetings; (2) the implementation or renewal of a dead-hand poison pill; (3) ignoring shareholder proposals that are approved by a majority of the votes cast for two consecutive years; (4) ignoring shareholder proposals approved by a majority of the shares outstanding; (5) failure to act on takeover offers where the majority of the shareholders have tendered their shares; (6) where inside directors sit on the audit, compensation, or nominating committee; (7) where inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

     B) Approval of auditors are generally supported unless:
          (1) An auditor has a significant
          professional or personal relationship with the issuer that compromises the firm's independence, or (2) There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


     C) Directors' liability and indemnification:

          Liability and indemnification proposals will be supported if the provisions conform with state law.
     D) General updating or passing corrective amendments to charter.
     E) Elimination of preemptive rights.
     F) Approval of a stock split.

II. When voting items which have a potential positive financial or best interest impact,
Skyline generally, although not always, votes in support of management.

     A) Capitalization changes which eliminate other classes of stock and differential voting rights.
     B) Changes in common stock authorization for stock splits, stock dividends and other specified needs that Skyline believes are not excessive.
     C) Stock purchase plans that conform to Section
     423 of the Internal Revenue
          Code and have voting power dilution of less than 10%.
     D) Stock option plans that are incentive based, not excessive and that do not permit repricing.
     E) Other stock-based plans which Skyline believes are appropriately structured.
     F) Reductions in supermajority vote requirements.
     G) Adoption of anti-greenmail provisions.
     H) Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price
          (cost v. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate
     governance and their impact on
          shareholder rights.
     I) Mutual Funds: Approve or amend investment advisory agreement if the fee is comparable to similar funds.
     J) Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

III. When voting items which have a potential negative financial or best interest impact,
Skyline generally, although not always, votes to oppose management.

     A) Elimination of cumulative voting.
     B) Capitalization changes which add classes of stock which Skyline believes are
          "blank check "in nature or that dilute the voting interests of existing shareholders.
     C) Excessive increases in capitalization authorization.
     D) Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which
     effectively deter appropriate tender
          offers and other offers.
     E) Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.
     F) Classified boards of directors.
     G) Reincorporation into a state which has more stringent anti-takeover and related provisions.
     H) Shareholder rights plans which allow
     appropriate offers to shareholders to be
          blocked by the board or which trigger
     provisions which prevent legitimate
          offers from proceeding.
     I) Excessive compensation or non-salary
     compensation-related proposals.
     J) Excessive change-in-control provisions embedded in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
     K) Approve or amend director age restrictions.
     L) Adjournment of meeting in order to solicit additional votes.
     M) "Other business as properly comes before the meeting" proposals which give a
           "blank check" to those acting as proxy.

Specific Policies - Shareholder Proposals
Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use plan assets to carry out such social agendas or purposes.

All shareholder proposals are examined closely to determine economic impact and the impact on the interests of shareholders.

I. When voting shareholder proposals, Skyline in general supports the following items:

     A) Auditors should attend the annual meeting of shareholders.
     B) Restore cumulative voting in the election of directors unless the company meets positive governance practices, overall, and the company's performance is in line with its peers.
     C) Election of the board on an annual basis
     (declassify the board).
     D) Establishing independent audit, nominating, or compensation committees.
     E) Bylaw or charter amendments to be made only with shareholder approval.
     F) Submit shareholder rights plan poison pill to vote, or rescind the plan.
     G) Confidential voting.
     H) Expanded reporting of financial or compensation information, within reason.
     I) Undo various anti-takeover related provisions.
     J) Reduction or elimination of supermajority vote requirements.
     K) Anti-greenmail provisions.
     L) Opting-out of state business combination provisions.
     M) Requiring a majority of independent directors on the board.
N) Elimination of outside directors' retirement benefits.

II. When voting shareholder proposals, Skyline in general opposes the following items:

     A) Limiting tenure of directors.
     B) Requiring directors to own stock before being eligible to be elected.
     C) Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.
     D) Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive.
     E) Proposals which require inappropriate endorsements or corporate actions.
F) Establishing a mandatory retirement age for directors.

Exhibit D

Westport Asset Management, Inc. Proxy Voting Guidelines

  1.   Routine Corporate Administrative Items

Westport (the "Adviser") generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Adviser believes management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Adviser will normally vote with management's recommendation include:

     (a)  appointment or election of independent
     auditors, unless there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation's financial position;
     (b) increases in authorized common or preferred shares (unless the amounts are excessive or management intends to use the additional authorized shares to implement a takeover defense, in which case the Adviser will analyze the proposal on a case-by-case basis); and
     (c)  expansion of directors' liability and
     indemnification coverage in the case when a director's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director's legal expenses were covered.

2.   Special Interest Issues

While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Adviser believes that the burden of social responsibility rests with management. Because the Adviser's primary responsibility in voting proxies is to provide for the greatest shareholder value, the Adviser is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, the Adviser will generally vote with management's recommendation on issues such as:

     (a)  restrictions on the marketing of
     controversial products;
     (b)  restrictions on corporate political
     activities;
     (c)  restrictions on charitable contributions;
     (d) restrictions on doing business with foreign countries; or
     (e) rotating the location of the annual meeting among various cities.

3.   Issues Having the Potential for Major Economic
Impact

The Adviser believes that proxies should not be voted with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares. The Adviser believes the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.
The following are examples of the issues that the Adviser believes have the potential for major adverse economic impact on shareholder value:

     (a)  Executive Compensation Plans
     Stock-based incentive plans and other management compensation plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders' equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Adviser carefully reviews the estimated cost of a company's stock-based incentive plan or other management compensation plan before making a case-by-case determination.
     (b)  Defensive Strategies
     The Adviser analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Adviser's decisions will be based on whether it believes the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

          (i)  create "blank check preferred" shares;
          (ii) classify or stagger the board of
          directors (which the Adviser is generally opposed to approving) or eliminate such classification or staggering (which the
          Adviser typically agrees should be
          eliminated); or
          (iii)     establish or redeem "poison pills"
          that make it financially unattractive for a shareholder to purchase more than a small percentage of the company's shares.

     (c)  Business Combinations or Restructuring
     The Adviser analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Adviser's decisions will be based on whether it believes the proposal enhances long-term economic value for shareholders.
     (d)  Increases or Decreases in Common or Preferred
     Stock Outstanding
The Adviser analyzes these types of proposals on a case-by-case basis to determine their potential effect on shareholder value. The Adviser's decision will be based on whether it believes the proposal is likely to enhance long-term economic value for shareholders.

Exhibit E

Mastholm Asset Management, L.L.C. Proxy Voting
Guidelines

A.   Voting on Director Nominees in Uncontested
Elections

Votes on director nominees are made on a case-by-case basis, examining the following factors:

         long-term corporate performance record
relative to a market index;
         composition of board and key board
committees;
         nominee's attendance at meetings (past two years);
         nominee's investment in the company;
         whether a retired CEO sits on the board; and whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, also review:

         corporate governance provisions and takeover activity;
         board decisions regarding executive pay;
         director compensation;
         number of other board seats held by
committee; and
         interlocking directorships.

B.   Chairman and CEO are the Same Person

We vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.   Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis.

We vote for shareholder proposals that request that the board's audit, compensation and/or nominating committees include independent directors exclusively.

D.   Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.   Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F.   Director and Officer Indemnification and Liability
Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

G.   Charitable Contributions

We vote on a case-by-case basis shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II.  Proxy Contests

A.   Voting for Director Nominees in Contested
Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

         long-term financial performance of the target company relative to its industry;
         management's track records;
         background to the proxy contest;
         qualifications of director nominees (both slates);
         evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
         stock ownership positions.

B.   Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

We vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV.  Proxy Contest Defenses

A.   Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.   Shareholder Ability to Remove Directors

We vote against proposals that provide directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals the permit shareholders to elect directors to fill board vacancies.

C.   Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D.   Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.   Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F.   Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.  Tender Offer Defenses

A.   Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

We review on a case-by-case basis management proposals to ratify a poison pill.

B.   Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.   Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.   Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E.   Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

F.   Supermajority Shareholder Vote Requirements to
Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.   Supermajority Shareholder Vote Requirement to
Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.   White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

VI.  Miscellaneous Governance Provisions

A.   Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

B.   Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.   Bundled Prospects

We review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in the shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.   Shareholder Advisory Committee

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.  Capital Structure

A.   Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.   Stock Distributions:  Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.   Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.   Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.   Shareholder Proposals Regarding Blank Check
Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.   Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

G.   Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.   Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

         Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

         Change in Control - Will the transaction result in a change in control of the company?

         Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.   Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII.  Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power.
We value equity-based compensation, along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation - which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A.   Shareholder Proposals to Limit Executive and
Director Pay

We review on a case-by-case basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

B.   Golden and Tin Parachutes

We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

C.   Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive"
(i.e., generally greater than five percent of outstanding shares).

D.   401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX.  State of Incorporation

A.   Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.   Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.  Mergers and Corporate Restructurings

A.   Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

         anticipated financial and operating benefits;
         offer price (cost vs. premium);
         prospects of the combined companies;
         how the deal was negotiated; and
         changes in corporate governance and their impact on shareholder rights.

B.   Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.   Spin-Offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.   Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.   Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.   Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.   Changing Corporate Name

We vote for changing the corporate name.

XI.  Mutual Fund Proxies

A.   Election of Trustees

We vote on trustee nominees on a case-by-case basis.

B.   Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C.   Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.   Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII.  Social and Environmental Issues

In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

         whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
         the percentage of sales, assets and earnings affected;
         the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
         whether the issues presented should be dealt with through government or company-specific action;

         whether the company has already responded in some appropriate manner to the request embodied in a proposal;
         whether the company's analysis and voting recommendation to shareholders is persuasive;
         what other companies have done in response to the issue;
         whether the proposal itself is well framed and reasonable;
         whether implementation of the proposal would achieve the objectives sought in the proposal; and
         whether the subject of the proposal is best left to the discretion of the board.

Among the social and environmental issues to which we apply this analysis are the following:

         Energy and Environment
         Northern Ireland
         Military Business
         Maquiladora Standards and International
Operations Policies
         World Debt Crisis
         Equal Employment Opportunity and
Discrimination
         Animal Rights
         Product Integrity and Marketing
         Human Resources Issues

Exhibit F

Lazard Asset Management LLC Proxy Voting Guidelines

Specific Proxy Items
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues.
Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time.
Those proposals will be discussed with the Proxy
Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

1. Routine Items

Lazard generally votes routine items as recommended by the issuer's management and
Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:
_ routine election or re-election of Directors;
_ appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;
_ issues relating to the timing or conduct of annual meetings;
_ directors' liability and indemnification; and _ name changes.

2. Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights.
These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

a. Board of Director and Its Committees
Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a
Board will achieve this objective. Lazard has Approved
Guidelines to vote:
_ For the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;
_ For a requirement that a majority of Directors be independent;
_ On a case-by-case basis regarding the election of Directors where the Board does not have those committees or sufficient independence;
_ For proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;
_ For proposals to limit Directors' liability; broaden indemnification of
Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation, in which case, it is on a case-by-case basis;
_ For proposals seeking to de-classify a Board and Against proposals seeking to classify a Board;
_ On a case-by-case basis on all proposals relating to cumulative voting;
_ Against shareholder proposals calling for the establishment of shareholder advisory committees or, absent a demonstrable need, the establishment of other committees;
_ Against shareholder proposals seeking union or special-interest representation on the Board;
_ Against shareholder proposals seeking to establish term limits or age limits for Directors;
_ On a case-by-case basis on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;
_ Against shareholder proposals seeking to establish
Director stock-ownership
requirements; and
_ Against shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

b. Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company.
Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:
_ Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;
_ On a case-by-case basis regarding shareholder rights plans (also known as
"poison pill plans") and For proposals seeking to require all poison pill plans be submitted to shareholder vote;
_ Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;
_ Against "blank check" preferred stock; and _ On a case-by-case basis regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

c. Conduct of Shareholder Meetings
Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved
Guidelines to vote:
_ Against proposals to adjourn meetings;
_ Against proposals seeking to eliminate or restrict shareholders' right to call a special meeting;
_ For proposals providing for confidential voting;
_ Against efforts to eliminate or restrict right of shareholders to act by written consent;
_ Against proposals to adopt supermajority vote requirements, or increase vote requirements, and
_ On a case-by-case basis on changes to quorum requirements.

3. Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be.
Consequently, Lazard has adopted Approved Guidelines to vote:
_ For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
_ For stock splits and reverse stock splits;
_ On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;
_ On a case-by-case basis on management proposals to issue a new class of common or preferred shares;
_ For management proposals to adopt or amend dividend reinvestment plans;
_ Against changes in capital structure designed to be used in poison pill plans;
and

_ On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4. Stock Option Plans and Other Executive Compensation
Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders.
Lazard favors programs intended to
reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved
Guidelines to vote:
_ On a case-by-case basis regarding all stock option plans;
_ Against restricted stock plans that do not involve any performance criteria;
_ For employee stock purchase plans;
_ On a case-by-case basis for stock appreciation rights plans;
_ For deferred compensation plans;
_ Against proposals to approve executive loans to exercise options;
_ Against proposals to re-price underwater options;
_ On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and _ Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5. Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6. Social and Political Issues

Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities;

or the adoption of certain principles regarding employment practices or discrimination policies.
These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.
Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved
Guidelines to vote against most of these proposals.
Lazard has adopted Approved Guidelines to vote for measures relating to ILO Principles, the adoption of anti-discrimination policies and certain other similar proposals.

Exhibit G

Alliance Capital Management L.P (Bernstein Investment
Research & Management) Proxy Voting Guidelines

I. MANAGEMENT PROPOSALS

A.   BUSINESS / FINANCIAL ISSUES

1)   Election of Directors      For

In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or if Alliance determines that there are other compelling reasons for withholding votes for directors, Alliance will vote in favor of the management-proposed slate of directors.

Voting for Director Nominees in a Contested Election
Case-by-Case

Votes in a contested election of directors are evaluated on a case-by-case basis, considering, among other things, the following factors: the target company's long-term financial performance relative to its industry; management's track record with respect to safeguarding the interests of shareholders; the background of the proxy contest including the steps the dissidents took prior to initiating the proxy contest;
the qualifications of director nominees of both the incumbent and dissident slates; and an evaluation of the objectives and goals made in the competing offers as well as the likelihood that the proposed objectives and goals can be met.

2)   Appointment of Auditors                      For

The selection of independent accountants to audit a company's financial records is generally a routine business matter. Alliance believes that management remains in the best position to choose the accounting firm and will generally support management's recommendation. Alliance recognizes that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, we will consider the amount of non-audit related services performed versus the total audit fees paid by the company to the auditing firm.

3)   Increase Authorized Common Stock
Case-by-Case

Alliance will generally support a proposal to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for employee savings plans, stock option or executive compensation plans. A satisfactory explanation for a company's plans for the stock must be disclosed in the proxy statement. Alliance will oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.
Increases of up to 100% are generally approved.

4)   Changes in Board Structure and
Amending the Articles of Incorporation            For

Companies may propose various provisions with respect to the structure of the Board of Directors including changing the manner in which Board vacancies are filled, directors are nominated or the number of directors. Such proposals may require amending the charter or by-laws or otherwise require shareholder approval. In most instances, these proposals are not controversial nor an anti-takeover device. Therefore, Alliance generally votes in favor of such proposals.

Other changes in a company's charter, articles of incorporation or by-laws are usually technical and administrative in nature resulting from developments in a company's legal or regulatory environment. Absent a compelling reason to the contrary, Alliance will support such proposals.

5)   Merger Proposals and Spin-offs
Case-by-Case

For Alliance (Growth) accounts, in most instances, proxy materials are directed to the research analyst who covers the particular company and/or the portfolio managers of the client accounts with holdings in the company. The BIRM Proxy Voting Committee evaluates these proposals for BIRM (Value) accounts. After a careful evaluation, the research analyst, the portfolio manager or the BIRM Proxy Voting Committee will determine how the proxy should be voted and convey their direction to those individuals charged with implementing the vote.

6)   Considering Non-Financial Effects of a Merger
Proposal  Against

We will oppose proposals that require the Board to consider the impact a merger would have on groups other than a company's shareholders, such as employees, consumers, business partners, and the communities in which the company is located. Alliance expects that a company's Board will act only in the best interest of its shareholders at all times.

7)   Director Liability and Indemnification
Case-by-Case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and negligence.

Moreover, increased litigation against directors and an accompanying rise in the cost for directors' liability insurance has prompted a number of states to adopt laws that reduce a director's liability for a breach of the director's fiduciary duty of care. These state laws usually require shareholder approval of this statutory protection.

Generally, Alliance will support indemnification provisions that are in accordance with state law.
Alliance will vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We will vote in favor of proposals that expand coverage for directors and officers whose legal defense is unsuccessful but the director was found to have acted in good faith and in the best interests of the company.
In most instances, we will oppose indemnification for gross negligence.

8)   Stock Option Plans             Case-by-Case

Stock option plans and other executive and director compensation plans are designed to attract, hold and motivate good executives and, increasingly, outside directors. However, many plans are excessively generous and reward only a small percentage of top executives.

Stock option plans are the single most common, and perhaps the most complex, item shareholders are called upon to decide. Because each plan may be different, it is necessary to look at the terms and conditions of each proposed plan.

Alliance will review the proposed plans to ensure that shareholder equity will not be excessively diluted, the exercise price is not far below market price on the date of grant, an acceptable number of employees are eligible to participate and an excessive percentage of the company's shares outstanding are not held in the plan.

Similarly, employee stock option plans can offer a company's employees valuable incentives by allowing employees to participate in the growth of the company.
In addition to the dilutive effect of the plan, Alliance will consider whether these plans offer excessive discounts to participants.

Additionally, Alliance will utilize outside proxy advisory services to assist in compiling the data relevant to our decision. In most instances, this information is not set forth in the proxy statement.

9)   Stock Splits                                 Case-
by-Case

Companies often seek shareholder approval for a stock split in order to increase the liquidity of its common stock. This in turn lowers the price thereby making the stock more attractive to small investors. Alliance will generally vote in favor of a proposal to split a company's stock.

B.   ANTI-TAKEOVER ISSUES

1)   Blank Check Preferred Stock
Against

A Blank Check Preferred Stock proposal is one that authorizes the issuance of certain preferred stock at some future point in time and allows the Board to establish voting, dividend, conversion, and other rights at the time of issuance. While Blank Check
Preferred Stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a poison pill defense, or some other entrenchment purpose. Our concern is that once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated.
Accordingly, Alliance generally will oppose this type of proposal.

2)   Classified Boards
Against

A Classified Board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the Board can be elected or replaced each year. Since this type of proposal has fundamental anti-takeover implications,
Alliance opposes the adoption of Classified Boards unless a justifiable financial reason or where adequate sunset provisions exists. However, where a classified board already exists, Alliance will not withhold votes for directors who sit on such boards.

3)   Fair Price Provisions
Against

A Fair Price Provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to limit the "two tiered" pricing systems in which the interested party or would-be acquirer of the company initially offers a premium for a sufficient number of shares of the company to garner control. Subsequently, an offer at a much lower price is made to the remaining shareholders who then have no choice but to accept the offer. The
"two tiered" approach is coercive--and it makes it easier for an outsider to gain control--because it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share and avoid falling into the second tier, if the offer is successful. This type of tactic has caused many states to adopt acquisition statutes that restrict this practice.

In theory, this type of provision is acceptable;
however, because the two tiered practice is generally prohibited by law, and invariably linked with other anti-takeover measures (such as supermajority voting requirements to approve certain transactions) Alliance will vote against most Fair Price Provisions.

4)   Limiting a Shareholder's Right to
Against
     Call Special Meetings

Companies contend that limitations upon the shareholders' right to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda.

However, such limits also have
anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues such as the potential sale of the company. Because most state's prohibit shareholders from abusing such a limitation, Alliance sees no justifiable reason for management to eliminate this fundamental shareholder right.
Accordingly, Alliance generally will vote against such proposals.

5)   Limiting a Shareholder's Right to
Against
     Act by Written Consent

Action by written consent enables a large shareholder or group of shareholders of a company to initiate votes on corporate matters prior to the annual meeting.
Alliance believes this is a fundamental shareholder right and therefore will oppose proposals that seek to eliminate or limit this right. Conversely, we will support shareholder proposals seeking to restore these rights.

6)   Supermajority Vote Requirements
Against

A Supermajority Vote Requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, Alliance will oppose these proposals and will support shareholder proposals that seek to reinstate the simple majority vote requirement.

7)   Reincorporation                              Case-
by-Case

Alliance performs a case-by-case review of proposals that seek shareholder approval to reincorporate in a different state or country taking into consideration management's stated reasons for the proposed move.

There are many valid business reasons a corporation may choose to reincorporate. For example, corporations may choose to reincorporate to another state after a restructuring or a merger or they may seek the flexibility certain states offer when organizing and operating a corporation's internal governance.
Delaware is the state most often selected. In addition, legislative changes in Delaware law regarding indemnification for director's liability has led a number of corporations to seek re-incorporation there.
However, in many cases a reincorporation proposal is an attempt by the corporation to take advantage of a particular state's laws anti-takeover statute.

Careful scrutiny will also be given to proposals that seek approval to reincorporate outside the United
States to countries, such as Bermuda, that serve as tax havens. In evaluating such proposals, Alliance considers factors such as: the location of the company's business; the statutory protections available in the country to enforce shareholder rights; the negative tax consequences to shareholders as a result of the reincorporation; and the negative consequences to Alliance clients whose investment guidelines do not permit owning stock of non-US issuers.

8)   Issuance of Stock with Unequal Voting Rights
Against
Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are anti-takeover devices. These proposals are frequently structured as a dual class capitalization plan that establishes two classes of stock. To encourage shareholders to approve plans designed to concentrate voting power in the hands of insiders, some plans give higher dividends to shareholders willing to exchange shares with superior voting rights for shares with inferior voting rights.

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective safeguard against hostile takeovers.
Alliance deems such plans unacceptable and in most instances will vote against these proposals.

9)   Elimination of Preemptive Rights
Against

Preemptive Rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. Alliance believes preemptive rights are fundamental to the shareholder franchise and, absent a compelling reason, should not be eliminated by management. Alliance will oppose management proposals requesting elimination of these rights and will support shareholder proposals that seek to restore Preemptive
Rights.

II.  SHAREHOLDER PROPOSALS

A.   CORPORATE GOVERNANCE

1)   Submit Company's Shareholder Rights
Plan to Shareholder Vote                     For

Most Shareholder Rights Plans (also known as "poison pills") permit the shareholders of a target company involved in a hostile takeover to acquire shares of that company, the acquiring company, or both, at a substantial discount once a triggering event occurs. A triggering event usually is a hostile tender offer or the acquisition by an outside party of a certain percentage of the company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A Shareholder
Rights Plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer.

Alliance will support shareholder proposals that seek to require the company to submit a Shareholder Rights
Plan to a shareholder vote. Alliance will evaluate on a case-by-case basis proposals to completely redeem or eliminate a Rights Plans.

2)   Implement Confidential Voting                For

Many proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections -- by secret ballot, with an independent party verifying the results. Supporters of these proposals argue that open balloting allows management to re-solicit shareholders and to urge--or sometimes coerce--them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

Alliance supports confidential voting because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other third parties.

3)   Adopt Cumulative Voting                      For

Cumulative Voting is a method of voting for directors that enables each shareholder to multiply the number of his or her shares by the number of directors being voted upon. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, A holder of 10 shares normally casts 10 votes for each 12 nominees to the Board thus giving him 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination the shareholder may choose.

Although cumulative voting has been used rarely by shareholders in recent years, Alliance believes that cumulative voting is a reasonable mechanism for shareholders to win representation on a Board, and that it is a general right to which shareholders are entitled. Therefore Alliance will generally vote in favor of such proposals, and against management proposals to eliminate it.

4)   Anti-Greenmail Proposal                      For

Greenmail commonly is referred to as legal "corporate blackmail". Greenmail payments generally are made where a potential hostile acquirer has accumulated a significant percentage of a company's stock and the company acquires the raider's stock at a premium in exchange for an agreement that the raider shall not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment which is usually at a substantial premium over the market value of its shares. These proposals seeks to prevent greenmail by adopting amendments to the company's charter or by-laws that limit the board's ability to acquire blocks of the company's stock at above- market prices. In some cases, management's antigreenmail proposals are bundled with other less popular proposals, so that a vote for one was a vote for both.

Alliance will vote in favor of an anti greenmail proposal provided the proposal has no other management initiated anti-takeover features.

5)   Opt Out of State Anti-takeover Law
Case-by-Case

Beginning in the 1980's, many shareholders began submitting proposals requiring companies to opt-out of their state takeover statute (in most cases, Section
203 of the Delaware General Corporation Code.)  Under
Delaware law, absent board approval, a bidder must acquire at least 85% of a company's stock before the bidder can exercise control.) This law and others like it represent a formidable takeover defense for companies. By placing 15% of the stock in "friendly" hands, a company may thwart an otherwise successful bidder. Delaware law permits companies to opt-out of this 85% rule with the approval of a majority of the outstanding shares.

Shareholders proposing opt out resolutions argue that Delaware's takeover law vests a company's Board with too much power to determine a matter that should be left to the shareholders. Proponents also argue that opt-out provisions are undemocratic because they require a supermajority vote on a takeover decision.
Many shareholders argue that the law stifles bids.
Supporters of the Delaware statute argue that opt-out provisions do not stop all takeovers, they simply provide the Board with a chance to negotiate a better deal for all shareholders. Alliance reviews these proposals on a case-by-case basis.

6)   Equal Access to the Proxy
For

These proposals ask companies to give shareholders access to the proxy materials in order to state their views on various proxy issues.

Proponents argue that, as "owners," shareholder should have access to the proxy materials. While SEC rules provide for shareholder resolutions, there are a number of handicaps, such as the 500 word limit on a proponent's written argument and limits on the subjects that can be addressed. By contrast, management's comment on shareholder proposals is unlimited.

In opposition to these resolutions, companies have pointed to the access already provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). It would be unworkable to open the proxy mechanism, they say, because of the large number of shareholders that might wish to insert comments and it would be impossible to screen out "nuisance" proposals, companies say.

While Alliance would support certain resolutions calling for modifications to shareholders' ability to access proxy materials, we believe such should still be limited to avoid "nuisance" proposals and to ensure that proxy statement are written in a manner that allows for reasonable consideration by shareholders.

7)   Submit Golden Parachutes/Severance Plans
to a Shareholder Vote                             For

Golden Parachutes assure key officers of a company a lucrative compensation packages if their company is acquired and/or if the new owners terminate such officers. This type of proposal may discourage a takeover attempt if the compensation sums paid to the target company's officers are too great. Alliance recognizes that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive as to make the company unattractive to potential bidders thereby serving as a constructive anti-takeover mechanism. Accordingly,
Alliance will support proposals to submit Golden
Parachutes to a shareholder vote but will review proposals to ratify or redeem such plans on a case-by-case basis. In addition, Alliance will oppose proposals that require submitting severance plans for a shareholder vote prior to being negotiated by management.

8)   Disclose and/or Limit Executive and Director Pay
Case-by-Case

Alliance believes that management, within reason, should be given latitude in determining the mix and types of awards it offers. Generally, Alliance votes for shareholder proposals seeking additional disclosure of executive and director pay information. This includes proposals that seek to specify the measurement of performance based compensation. Alliance will vote on a case-by-case basis for all other shareholder proposals seeking to limit executive and director pay, including proposals that request that the Board adopt a policy that all stock options granted to executives be performance based.

9)   Majority of Independent Directors
For

The Board of Directors has a duty to act in the best interest of shareholders at all times. Alliance believes that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests.
Accordingly, Alliance will support proposals seeking a majority of independent directors on the board.
Alliance will support such proposals regardless of whether the company is listed on the NYSE.

10)  Majority of Independent Directors on Key
Committees     For

In order to ensure that those who evaluate management's performance, recruit directors and set management's compensation are free from conflicts of interests, Alliance believes that the audit, nominating and compensation committees should be restricted to independent outside directors. Alliance will support such proposals regardless of whether the company is listed on the NYSE.

11)  Separate Chairman and CEO
Case-by-Case

Alliance believes the management and board composition is unique to each company. Proponents of proposals seeking to separate the positions of Chairman and CEO argue that a combined position raises doubt as to the objectivity of the board towards evaluating the performance of senior executives. However, companies may have governance structures in place that can satisfactorily counterbalance a combined position.
Therefore, Alliance will evaluate such proposals on a case by case basis.

12)  Separating Auditors and Consultants
Case-by-Case

We generally support the proposition that a company serves its shareholder interests by avoiding potential conflicts of interests that might interfere with an auditor's independent judgment. Alliance will evaluate on a case-by-case basis proposals that seek to prohibit auditors from performing non-audit services or calling for the Board to adopt a policy to ensure auditor independence, taking into consideration the policies and procedures the company already has in place to ensure auditor independence.

13)  Limit Term of Directorship
Against

Shareholders have proposed limiting the term a director may serve on a Board to a set number of years.
Proponents believe that this will enable new ideas to be introduced to the company. Opponents argue that director turnover increases the instability of the Board. Alliance believes that a director's qualifications, not length of service, should be the only factor considered.

14)  Stock Ownership Requirement
Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the Board. Alliance does not believe that the only way for a director to align his or her interests with those of the shareholders is if he or she is a shareholder. Accordingly, Alliance will oppose these proposals.

15)  Pay Directors Only in Stock
Against

Alliance does not believe that the only way for a director to align his or her interests with those of the shareholders is if he or she is a shareholder.
Further, Alliance believes that management should be given latitude in determining the mix and types of compensation it offers its directors. Accordingly, Alliance will oppose these proposals.

     16)  Require Two Candidates for Each Board Seat
Against

Alliance believes that proposals such as these that would require director nominees to set aside time to compete for their directorship are detrimental to a company's ability to attract highly qualified candidates. Accordingly, Alliance will oppose these proposals.

17)  Rotation of Locale for Annual Meeting
Against

Rotation proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Alliance believes the location of a company's annual meeting is best left to the discretion of management, unless there is evidence that the location of the meeting has been specifically chosen with the intention of disenfranchising shareholders.

B.   SOCIAL RESPONSIBILITY, ENVIRONMENTAL AND POLITICAL
ISSUES

These types of shareholder proposals often raise controversial issues and may have both a financial and non-financial impact on the company. Accordingly, Alliance will assess these proposals on a case-by-case basis.

Alliance recognizes that the effect of certain polices
in a company may be difficult to quantify, but
nevertheless they do affect the company's long term
performance.   Therefore, Alliance deems it appropriate
to take an active role in these matters. Alliance will abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value, unless a particular client has made his wishes known. Alliance will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. Listed below are recent examples of such proposals.

The following issues have been prevalent through the 2002 proxy-voting season:

1)   SOCIAL ISSUES

a)   Tobacco

There is perhaps no issue more controversial than tobacco, due to the increased negative media attention and heightened concern not only of doctors and smokers, but of nonsmokers, politicians, and public health and child welfare advocates. With this backdrop, tobacco companies and even non-tobacco companies with ties to the industry have seen a marked increase in proposals seeking greater responsibility and social consciousness from management.

Proposals relating to tobacco issues range from issuing warnings on the risks of environmental tobacco smoke and risks of smoking-related diseases, to linking executive compensation with reductions in teen smoking, and from proposals with non-tobacco companies prohibiting them from entering into contracts with tobacco companies, to restaurant operators requesting that the restaurants be smoke-free.

b)   Workplace Diversity

Equal employment refers to the hiring and promotion of women, minorities and the handicapped in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws.
Proponents of equal employment opportunity resolutions support additional reporting in order to sensitize companies to the issue and provide a measurement of performance in this area.

c)   Sweatshops

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages, and to ensure that children are not used as forced labor.

d)   Animal Testing

These proposals ask companies to reduce reliance on animal tests for consumer product safety. Proponents of the resolutions argue that animals are needlessly being subjected to painful tests, and that companies should be required to disclose information on the numbers of animals tested, the types of animals used and the types of tests performed. Opponents, on the other hand, argue that the disclosure requirements of the U.S. Department of Agriculture are sufficient and that some testing is still necessary to avoid product liability suits.

e)   Genetically Altered or Engineered Food

These proposals seek to require companies to label genetically modified organisms in a company's products or in some cases completely eliminate their use.
Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products help improve crop productivity, there is no evidence that such products pose a safety hazard and that implementing such proposals could have immediate negative economic effects on the company.

f)   Plant Closings

These proposals ask companies to create or expand
programs to relocate workers displaced by a plant
closing. Supporters of plant closing resolutions argue
management should be more sensitive to employees both
during the decision on   closing a plant and in efforts
at relocation. Companies generally respond that they already have programs to accommodate displaced workers.
In addition, federal law now requires 60 days' advance notice of a major plant closing or layoff, and that a number of states also have applicable regulations.

g)   Bank Lending in Developing Countries

A number of shareholder proposals call on banks to change their lending policies in order to benefit social peace, economic growth and endangered natural resources in developing countries. After aggressively selling loans to developing countries through the 1970's, Western banks found many of their clients unable to repay them on a timely or complete basis. As creditors, the banks have insisted on strict economic belt tightening among debtor countries, often at the price of high inflation, unemployment and social strife. Supporters of these resolutions ask banks to forgive some of the loans because most U.S. banks have already increased their loan loss reserves to cover possible losses, and that this is already reflected in the stock price.

Opponents argue that banks cannot become charitable institutions, and that to forgive debt would simply exacerbate and prolong basic structural economic problems among the debtor countries.

h)   Pharmaceutical Pricing

Proposals such as these seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

2)   ENVIRONMENTAL ISSUES

Environmentalists have launched nationwide campaigns over the past three decades in an effort to preserve and protect the natural resources of the United States.
Greater emphasis is being placed on the responsibility of industry to preserve these natural resources by modifying or eliminating ecologically destructive activities. Increasingly, corporations are asked to be more responsive to environmental concerns.

a)   The CERES Principles

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies
(the "CERES" Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is an additional cost to the company.

b)   Nuclear Waste Disposal

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should begin concentrating on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

     3)   POLITICAL ISSUES

a)   Implement the MacBride Principles in Northern
Ireland

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S.
companies to actively recruit Catholic employees and where possible groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

Supporters argue that the Macbride Principles effectively address Northern Ireland's inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men).
Opponents contend that the adoption of the MacBride
Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption may increase the "hassle factor" of doing business in the economically troubled area, as well as reduce the attractiveness of investments.

b) Reports on Corporate and Subcontractor Operations in Northern Ireland

These proposals request that corporate Boards submit a report to shareholders outlining the company's, or its subcontractors', labor practices in Northern Ireland.
Supporters argue that such proposals could encourage fair labor practices within Northern Ireland, and provide a means for companies to align their worldwide stance on employment with the position they hold in America. Opponents contend that current anti-discrimination regulation is sufficient and that providing one more report (which some companies consider a burdensome task) will do little to alleviate
Northern Ireland's religious tensions.

c)   Military Issues

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Proponents believe that both the high U.S.
budget deficit make it financially prudent to plan for a future in the civilian field. In addition, many church sponsors of these proposals view weapons production as immoral and believe it should be stopped as soon as possible. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management's decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

d)   Space Weapons

A number of shareholder resolutions ask companies to provide shareholders with information regarding their development of space based weapons. Proponents of these resolutions point to the effectiveness and cost/benefit analysis of space weapons on profitability to shareholders. They argue that because of the uncertainty of space defense programs, shareholders should have the right to know the extent of current and potential company investment in the area. Opponents of the resolutions maintain that companies merely provide the hardware to implement defense and foreign policies that are adopted by the government.

e)   Reporting Political Contributions and Campaign
Finance Reform

These shareholder resolutions generally ask for greater disclosure of where a corporation makes political contributions and its position on campaign finance reform. Proponents argue that the mid 1970's campaign finance reform effort that created PACs (political action committees), has fallen short of correcting the political process. Opponents believe the power of PACs has contributed to the overwhelming reelection of incumbents and the potential for buying influence with the use of "soft money." By requiring reporting to shareholders, proponents of these shareholder resolutions contend, investors can help police these types of wrongdoings in the political system. Critics of some of the initiatives contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

Exhibit H

Rexiter Capital Management Limited Proxy Voting
Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Rexiter votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

    Elections of directors who do not appear to have been remiss in the performance of their oversight
responsibilities
    Approval of auditors
    Directors' and auditors' compensation
    Directors' liability and indemnification
    Discharge of board members and auditors
    Financial statements and allocation of income
    Dividend payouts that are greater than or equal to country and industry standards
    Authorization of share repurchase programs
    General updating of or corrective amendments to charter
    Change in Corporation Name
    Elimination of cumulative voting


II. Rexiter votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

    Capitalization changes which eliminate other classes of stock and voting rights
    Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S.
     companies
    Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
    Elimination of "poison pill" rights
    Stock purchase plans with an exercise price of not less that 85% of fair market value
    Stock option plans which are incentive based and not excessive
    Other stock-based plans which are appropriately structured
    Reductions in super-majority vote requirements
    Adoption of anti-"greenmail" provisions

III. Rexiter votes against management on the following items, which have potentially substantial financial or best interest impact:

    Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
    Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
    Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
    Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
    Elimination of Shareholders' Right to Call Special
     Meetings
    Establishment of classified boards of directors
    Reincorporation in a state which has more
     stringent anti-takeover and related provisions
    Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
    Excessive compensation
    Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
    Adjournment of Meeting to Solicit Additional Votes
    "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
    Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.  Rexiter evaluates Mergers and Acquisitions on a
case-by-case basis. Consistent with our     proxy
policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, Rexiter uses its discretion in order to maximize shareholder value. Rexiter, generally votes, as follows:

    Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
    For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
    Against offers when there are prospects for an
     enhanced bid or other bidders
    For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. Rexiter believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Rexiter votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

    Requirements that auditors attend the annual meeting of shareholders
    Establishment of an annual election of the board of directors
    Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
    Mandates that amendments to bylaws or charters have shareholder approval
    Mandates that shareholder-rights plans be put to a vote or repealed
    Establishment of confidential voting
    Expansions to reporting of financial or
compensation-related information, within reason
    Repeals of various anti-takeover related provisions
    Reduction or elimination of super-majority vote requirements
    Repeals or prohibitions of "greenmail" provisions
    "Opting-out" of business combination provisions
    Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, Rexiter votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

    Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
    Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
    Mandates that Audit, Compensation and Nominating
Committee members should all be independent directors
    Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. Rexiter votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

    Limits to tenure of directors

    Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
    Restoration of cumulative voting in the election of directors
    Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
    Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
    Proposals which require inappropriate endorsements or corporate actions
    Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.
    Proposal asking companies to adopt full tenure holding periods for their executives.
    Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Exhibit I

Loomis, Sayles & Company, L.P. Proxy Voting Guidelines

1.   THE BOARD OF DIRECTORS

A.   Voting on Director Nominees in Uncontested
     Elections: Proxies involving routine matters such as election of Directors generally will be voted in favor of management. However, votes on director nominees will examine the following factors to determine if there is good cause to vote against management: long-term corporate performance and stock price; composition of board and key board committees; nominee's attendance at meetings (past two years); whether a retired CEO sits on the board; and whether the chairman is also serving as CEO. A recommendation by ISS to withhold or vote against a director will typically be followed.
B. Chairman and CEO are the Same Person: Votes on shareholder proposals that would require the positions of chairman and CEO to be held by different persons will generally be voted in favor of management; however, if the company does not have a lead director or other similar governance structure within its board that acts as an independent counter weight to the chairman and CEO then vote against management.
C. Majority of Independent Directors: Shareholder proposals that request that the board be comprised of a majority of independent directors should be evaluated on a case-by-case basis.
D.   Independent Audit, Compensation and Nominating
     Committees: Vote for shareholder proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.
E. Stock Ownership Requirements: Shareholder proposals that request that directors own a minimum amount of company stock should be evaluated on a case-by-case basis, but generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
F. Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
G.   Director and Officer Indemnification and Liability
     Protection:
1. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
2. Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.
3. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
4. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in


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     the best interests of the company, and (ii) only
     if the director's legal expenses would be covered.

2.   PROXY CONTESTS

A.   Voting for Director Nominees in Contested
     Elections: Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest;
     qualifications of director nominees (both slates);
     evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
B. Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.   AUDITORS

A. Ratifying Auditors: Proxies involving routine matters such as ratification of auditors generally will be voted in favor of management.
     Accordingly, we will vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
     The use of the ISS threshold ratio of non-audit fees to audit fees as a determination for ratification will be followed if the total amount of non-audit fees spent is substantial.

4.   PROXY CONTEST DEFENSES

Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis using the following as a guideline:

A.   Board Structure:  Staggered vs. Annual Elections:
     1. Vote against proposals to classify or stagger the board.
     2.   Vote for proposals to repeal classified
     boards and to elect all directors annually.
B.   Shareholder Ability to Remove Directors:
     1. Vote against proposals that provide that directors may be removed only for cause.
     2. Vote for proposals to restore shareholder ability to remove directors with or without cause.
     3. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
     4. Vote for proposals that permit shareholders to elect directors to fill board vacancies.
C.   Cumulative Voting:
     1.   Vote against proposals to eliminate
          cumulative voting.


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     2.   Vote for proposals to permit cumulative
          voting.
D.   Shareholder Ability to Call Special Meetings:
     1.   Vote against proposals to restrict or
     prohibit shareholder ability to call special meetings.
     2. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
E.   Shareholder Ability to Act by Written Consent:
     1.   Vote against proposals to restrict or
     prohibit shareholder ability to take action by written consent.
     2. Vote for proposals to allow or make easier shareholder action by written consent.
F.   Shareholder Ability to Alter the Size of the
     Board:
     1. Vote for proposals that seek to fix the size of the board.
     2. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.   TENDER OFFER DEFENSES

Generally, proposals concerning all tender offer defenses should be evaluated on a case-by-case basis, using the following as a guide.

A.   Poison Pills:
     1. Vote for shareholder proposals that ask a company to submit its -- poison pill for shareholder ratification.
     2. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
     3. Review on a case-by-case basis management proposals to ratify a "` poison pill.
B.   Fair Price Provisions:
     1. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
     2. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
C.   Greenmail:
     1. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
     2. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
D.   Unequal Voting Rights:
     1.   Vote against dual class exchange offers.
     2.   Vote against dual class recapitalizations.
E.   Supermajority Shareholder Vote Requirement to
     Amend the Charter or Bylaws:
     1. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.


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     2.   Vote for shareholder proposals to lower
     supermajority shareholder vote requirements for charter and bylaw amendments.
F.   Supermajority Shareholder Vote Requirement to
     Approve Mergers:
     1. Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
     2.   Vote for shareholder proposals to lower
     supermajority shareholder vote requirements for mergers and other significant business combinations.
G.   White Squire Placements:
     1. Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

6.   MISCELLANEOUS GOVERNANCE PROVISIONS

A.   Confidential Voting:
     1. Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place.
     If the dissidents do not agree, the confidential voting policy is waived.
     2.   Vote for management proposals to adopt
     confidential voting.
B.   Charitable Contributions:  Vote against
     shareholder proposals regarding charitable contributions.
C. Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
D. Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
E. Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

7.   CAPITAL STRUCTURE

A.   Common Stock Authorization:
     1. Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.
     2.   Vote against proposed common stock
     authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.
B.   Stock Distributions:  Splits and Dividends:
     Review on a case-by-case basis proposals to increase common share authorization for a stock split, but generally

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     vote for management proposals
     to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.
C. Reverse Stock Splits: Vote for management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.
D.   Blank Check Preferred Authorization:
     1. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
     2. Vote against proposals that would authorize the creation of new `~ classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.
     3. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.
E.   Shareholder Proposals Regarding Blank Check
     Preferred, Stock: Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
F. Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
G. Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights.
     In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.
H. Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company?
     Bankruptcy - Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
I. Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis using the following as a guide:

A.   Stock Option Plans:
     1. Vote against plans which expressly permit repricing of underwater options.
     2. Vote against proposals to make all stock options performance based.


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     3.   Vote against stock option plans that could
     result in an earnings dilution above the company specific cap promulgated by ISS.
B. Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).
C. 401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
D.   Shareholder Proposals to Limit Executive and
     Director Pay:
     1. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
     2. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.
E.   Golden and Tin Parachutes:
     1.   Vote for shareholder proposals to have golden
     (top management) and tin (all employees) parachutes submitted for shareholder ratification.
     2. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
F.   OBRA (Omnibus Budget Reconciliation Act)-Related
     Compensation Proposals:
     1. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
     2. Note for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
     3. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
     4. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

9.   STATE OF INCORPORATION

A. Voting on State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
B. Voting on Reincorporation Proposals: Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

10.  MERGERS AND CORPORATE RESTRUCTURINGS

Proposals on this type of matter should typically be reviewed with the analyst following the company before any vote is cast.


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A.   Mergers and Acquisitions:  Votes on mergers and
     acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium);
     prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
B. Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.
C. Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
D. Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
E. Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
F. Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
G. Changing Corporate Name: Vote for changing the corporate name.

11.  MUTUAL FUND PROXIES

A. Election of Trustees: Votes on trustee nominees should be evaluated on a case-by-case basis.
B. Investment Advisory Agreement: Votes on investment advisory agreements should be evaluated on a case-by-case basis.
C. Fundamental Investment Restrictions: Votes on amendments to a fund's fundamental investment restrictions should be evaluated on a case-by-case basis.
D. Distribution Agreements: Votes on distribution agreements should be evaluated on a case-by-basis.

12.  SOCIAL AND ENVIRONMENTAL ISSUES

Proxies involving social and environmental issues, such as those set forth below, generally will be voted in favor of management.

A. Energy and Environment: Proposals that request companies to file the CERES Principles.
B.   Northern Ireland: Proposals pertaining to the
     MacBride Principles.
C.   Military Business:  Proposals on defense issues.
D.   Maquiladora Standards and International Operations
     Policies:  Proposals relating to the Maquiladora
     Standards and international operating policies.
E. Third World Debt Crisis: Proposals dealing with third world debt.


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F.   Equal Employment Opportunity and Discrimination:
     Proposals regarding equal employment opportunities and discrimination.
G. Animal Rights: Proposals that deal with animal rights.
H. Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.
I. Human Resources Issues: Proposals regarding human resources issues.

13.  CONCLUSION

The Proxy Committee shall meet annually to review the Proxy Voting Policy and make any changes its members deem necessary.


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                       THE MANAGERS FUNDS

                       SPECIAL EQUITY FUND

                    INTERNATIONAL EQUITY FUND

                      MANAGERS CLASS SHARES
                         I CLASS SHARES
                         R CLASS SHARES


                           PROSPECTUS
                        Dated May 1, 2004


                      Access to Excellence

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




                        TABLE OF CONTENTS

                                                 		Page No.


RISK/RETURN SUMMARY                                             3
     KEY INFORMATION                                            3
     PERFORMANCE SUMMARY                                        6
     FEES AND EXPENSES               				7

SUMMARY OF THE FUNDS                                           10
     THE MANAGERS FUNDS                                        10
     SPECIAL EQUITY FUND                                       11
     INTERNATIONAL EQUITY FUND       			       13

ADDITIONAL PRACTICES/RISKS                                     15
     OTHER SECURITIES AND INVESTMENT PRACTICES                 16
     A FEW WORDS ABOUT RISK                                    17

ABOUT YOUR INVESTMENT                                          18
     FINANCIAL HIGHLIGHTS                                      18
     YOUR ACCOUNT                                              20
     HOW TO PURCHASE SHARES                                    22
     DISTRIBUTION PLAN                                         22
     HOW TO SELL SHARES                                        23
     INVESTOR SERVICES                                         24
     OTHER OPERATING POLICIES                                  24
     ACCOUNT STATEMENTS                                        25
     DIVIDENDS AND DISTRIBUTIONS                               25
     TAX INFORMATION                                           25
     APPENDIX A:  DESCRIPTION OF INDEXES                       27



FOUNDED IN 1983, THE MANAGERS FUNDS OFFER INDIVIDUAL AND
INSTITUTIONAL INVESTORS THE EXPERIENCE AND DISCIPLINE OF
SOME OF THE WORLD'S MOST HIGHLY REGARDED INVESTMENT
PROFESSIONALS.



RISK/RETURN SUMMARY

     KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in the Managers Class, R Shares or the I Shares of Managers Special Equity Fund and
Managers International Equity Fund (each a "Fund" and collectively the "Funds"), each a series of The Managers
Funds and part of the Managers Funds Family of Funds.
Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal
Risk Factors of the Funds. The following is a summary of the goals, principal strategies and principal risk factors of the Funds.





Fund               Goal           Principal Strategies   Principal Risk Factors

 Special Equity     Long-term      Invests principally    Intelligence
Fund               capital        in common and          Risk
                   appreciation   preferred stocks of    Liquidity
                   from equity    small and medium       Risk
                   securities of  companies;  "small     Market Risk
                   small- and     companies" are         Mid-
                   medium-        companies with         Capitalization
                   capitalization capitalizations that     Stock Risk
                   companies      at the time of         Price Risk
                                  purchase are less      Small-
                                  than $2.5 billion      Capitalization
				  and "medium companies" Stock
				  are companies with 	 Risk
				  capitalizations that
				  at the time of purchase
				  are between $1 billion
				  and $12 billion

                                  Invests at least 80%
                                  of its assets in
                                  equity securities,
                                  i.e., common and
                                  preferred stocks

                                  Seeks investments
                                  with the potential
                                  for capital
                                  appreciation as a
                                  result of earnings
                                  growth or
                                  improvements in
                                  equity valuation


International      Long-term      Invests principally    Currency
Equity Fund        capital        in common and          Risk
                   appreciation   preferred stocks of    Economic
                   from foreign   non-U.S. companies of  Risk
                   equity         any size               Foreign
                   securities;                            Securities
                   income is the  Invests at least 80%      Risk
                   secondary      of its assets in       Intelligence
                   objective      equity securities,     Risk
                                  i.e., common and       Liquidity
                                  preferred stocks       Risk
                                                         Market Risk
                                  Seeks to achieve       Mid-
                                  returns from capital   Capitalization
                                  appreciation due to    Stock Risk
                                  improvements in         Political
                                  equity valuation and   Risk
                                  earnings growth        Small-
                                                         Capitalization
                                                          Stock Risk



                     Principal Risk Factors
All investments involve some type and level of risk.
Risk is the possibility that you will lose money or not make any additional money by investing in the Funds.
Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Funds.

Currency Risk        The value of foreign securities in an
                     investor's home currency depends both
                     upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

Economic Risk        The prevailing economic environment is
                     important to the health of all
                     businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Emerging Markets     Investments in emerging markets
Risk                 securities involve all of the risks of
                     investments in foreign securities (see
                     below), and also have additional risks.
                     The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

Foreign  Securities  Investments in securities of
Risk                 foreign issuers, whether directly
                     or indirectly in the form of
                     American Depositary Receipts or
                     similar instruments involve
                     additional risks different from
                     those associated with investing in
                     securities of U.S. issuers.  There
                     may be limited information
                     available to investors, and
                     foreign issuers are not generally
                     subject to uniform accounting,
                     auditing and financial standards
                     and requirements like those
                     applicable to U.S. issuers.  The
                     value of foreign securities may be
                     adversely affected by changes in
                     the political or social
                     conditions, confiscatory taxation,
                     diplomatic relations,
                     expropriation, nationalization,
                     limitation on the removal of funds
                     or assets, or the establishment of
                     exchange controls or other foreign
                     restrictions and tax regulations
                     in foreign countries.  Foreign
                     securities trade with less
                     frequency and volume than domestic
                     securities and therefore may have
                     greater price volatility.  In
                     addition, just as foreign markets
                     may respond to events differently
                     from U.S. markets, foreign
                     securities can perform differently
                     from U.S. securities.

Intelligence Risk    Intelligence risk is a term created by
                     The Managers Funds LLC to describe the
                     risks taken by mutual fund investors in
                     hiring professional asset managers to
                     manage assets.  The asset managers
                     evaluate investments relative to all of
                     these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios.
                     Intelligence risk can be defined as the
                     risk that asset managers may make poor
                     decisions or use investment philosophies that turn out to be wrong.

Liquidity Risk       This is the risk that the Fund cannot
                     sell a security at a reasonable price
                     within a reasonable time frame when
                     necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily.
                     The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get.
                     However, estimating the liquidity of
                     securities during market upheavals is
                     very difficult.

Market Risk          Market risk is also called systematic
                     risk.  It typically refers to the basic
                     variability that stocks exhibit as a
                     result of stock market fluctuations.
                     Despite the unique influences on
                     individual companies, stock prices in
                     general rise and fall as a result of
                     investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund's portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund's investments, in percentage terms, may be more or less than the decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets.
                     Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Mid-Capitalization   Mid-capitalization companies often have
Stock Risk           greater price volatility, lower trading
                     volume and less liquidity than larger,
                     more established companies.  These
                     companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Political Risk       Changes in the political status of any
                     country can have profound effects on the value of securities within that country.
                     Related risk factors are the regulatory
                     environment within any country or
                     industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

Price Risk           As investors perceive and forecast good
                     business prospects, they are willing to
                     pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Small-               Small-capitalization companies often have
Capitalization       greater price volatility, lower trading
Stock Risk           volume and less liquidity than larger,
                     more established companies.  These
                     companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

PERFORMANCE SUMMARY

The following bar charts and table illustrate the risks of investing in the Funds by showing the Fund's year-by-year total returns and how the performance has varied from year to year and by comparing the Fund's performance to that of a broadly based securities market index. The bar charts and table assume that all dividend and capital gain distributions have been reinvested for the Funds and the applicable index. A description of the indexes is included in Appendix A. Past performance of a Fund
(before and after taxes) does not guarantee future results.

                       Special Equity Fund
         Annual Total Returns - Last Ten Calendar Years
                     (Managers Class Shares)


Year	Annual Total Return
----	-------------------
2003	42.5%
2002	-22.0
2001	-8.1
2000	-2.6
1999	54.1
1998	0.2
1997	24.4
1996	24.8
1995	33.9
1994	-2.0



             Best Quarter:  35.9% (4th Quarter 1999)
            Worst Quarter:  -23.7% (3rd Quarter 2001)



                    International Equity Fund
         Annual Total Returns - Last Ten Calendar Years
                     (Managers Class Shares)





Year	Annual Total Return
----	-------------------
2003	33.2%
2002	-16.7
2001	-23.4
2000	-8.5
1999	25.3
1998	14.5
1997	10.8
1996	12.8
1995	16.2
1994	2.0



             Best Quarter:  43.7% (4th Quarter 1999)
            Worst Quarter:  -25.1% (3rd Quarter 2001)

                Average Annual Total Returns (a)
                        (as of 12/31/03)





                Average Annual Total Returns (1)
                        (as of 12/31/03)

                         1       5       10       Since     Inception
                        Year   Years   Years    Inception     Date


Special Equity Fund                                          6/1/84
Return Before Taxes    42.50%   8.94%   12.10%     13.99%
Return After Taxes on  42.50%   7.89%   10.68%      n/a
Distributions
Return After Taxes on
Distributions      and 27.63%   7.24%   9.94%	    n/a
Sale of Fund Shares
Russell 2000 Index(a)  47.25%   7.13%   9.47%      11.07%
(before taxes)

International Equity                                        12/31/85
Fund
Return Before Taxes    33.21%  -0.50%   5.17%      9.80%
Return After Taxes on  32.67%  -1.18%   4.22%       n/a
Distributions
Return After Taxes on
Distributions      and 21.58%  -0.63%   4.12%       n/a
Sale of Fund Shares
MSCI EAFE Index (a)    38.59%  -0.05%   4.47%      8.89%
(b)  (before taxes)




 (a) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns are shown for only the Managers Class because the R Class and I Class shares are new. Returns for the R Class and I Class will vary from those of the Managers Class.

(b)  Reflects no deduction for fees, expenses or taxes.



                        FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.

Shareholder Fees (fees paid directly from your investment)



Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of the offering price)              	None
Maximum Deferred Sales Charge (Load)                   	None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends and Other Distributions                     	None
Redemption Fee (International Equity Fund) *              2%






        Annual Fund Operating Expenses (expenses that are
                   deducted from Fund assets)


                                          Total
                                         Annual      Fee
                 Managem  Distri  Other   Fund      Waiver
                   ent    bution  Expen  Operat     and/or     Net
                  Fees     (12b-   ses     ing     Expense   Expens
                            1)           Expens   Reimburse    es
                           Fees            es        ment

Special Equity
Fund (1)(2)
Managers Class
Shares		  0.90%    0.00%  0.56%   1.46%       ---    1.46%
R Class Shares	  0.90%	   0.50%  0.56%	  1.96%	      ---    1.96%
I Class Shares	  0.90%	   0.00%  0.37%	  1.27%	      ---    1.27%


International
Equity Fund (1)(3)
Managers Class
Shares		  0.90%    0.00%  0.83%   1.73%     -0.18%    1.55%
R Class Shares	  0.90%	   0.50%  0.83%   2.23%     -0.18%    2.05%
I Class Shares	  0.90%    0.00%  0.65%   1.55%     -0.18%    1.37%




* Applies to redemptions occurring within 60 days of purchase. See "Redemption Fees."

  (1) Each Fund has entered into arrangements with unaffiliated broker-dealers to pay a portion of the Fund's expenses. In addition, each Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Funds incurred actual "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2003 in amounts less than the amounts shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2003 for the Managers Class shares of the Funds were and for the R Class and I Class would have been as follows: Special Equity Fund Managers Class - 1.43%, R Class - 1.93%, and I Class - 1.23%;
     International Equity Fund Managers Class - 1.54%, R Class - 2.04% and I Class - 1.36%.

(2) The Managers Funds LLC has voluntarily agreed to waive
0.02% of its management fee. After giving effect to this voluntary waiver, the amounts shown above for Management Fees, Total Annual Fund Operating Expenses, and Net Expense would be .88%, 1.44%, and 1.44% for the Managers Class Shares; .88%, 1.94%, and 1.94% for the R Class Shares; and .88%, 1.25%, and 1.25% for the I Class Sharesr espectively. This waiver may be discontinued at any time in the discretion of The
Managers Funds LLC.

(3) The Managers Funds LLC has contractually agreed through May 1, 2005 to waive management fees as may be necessary to limit "Total Annual Fund Operating Expenses" (exclusive of taxes, interest, brokerage and extraordinary items) to 1.55% for the net asset value of the Managers Class shares subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading "The Managers Funds"), provided that the amount of management fees waived will not exceed 0.25% of the Fund's average net assets. Because The Managers Funds LLC's obligation to waive its management fees is limited to 0.25% of the Fund's average net assets, it is possible the Fund's total expenses could exceed 1.55% in certain circumstances.
Example

This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Managers Class, R Class or I Class shares of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


                          1     3     5      10
                         Year  Year  Years   Years




Special Equity Fund      $147  $456  $787  $1,724
International    Equity  $158  $527  $922  $2,026
Fund


The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS

     THE MANAGERS FUNDS

The Managers Funds Family of Funds is a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. The Funds employ a multi-manager investment approach which can provide added diversification within each portfolio. Managers Special
Equity Fund and Managers International Equity Fund offer three classes of shares: the Managers Class, the R Class and the I Class.

The Managers Funds LLC (the "Investment Manager"), an indirect, wholly-owned subsidiary of Affiliated Managers
Group, Inc., located at 600 Hale Street, Prides Crossing,
MA 01965, serves as the investment manager to the Funds and is responsible for the Funds' overall administration.
It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Funds. The Securities and Exchange
Commission has given the Funds an exemptive order permitting them to change asset managers without prior shareholder approval, but subject to notification within 90 days of any such changes. The Investment Manger or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Funds' distributor. MDI receives no compensation from the Funds for its services as distributor.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets.
Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

SPECIAL EQUITY FUND

FUND FACTS


Objective:      Long-term capital appreciation

Investment      Equity securities of small- and medium-sized
Focus:          U.S. companies

Benchmark:      Russell 2000 Index

Ticker:         MGSEX (Managers Class)
                MSEIX (I Shares Class)
                To be Determined for R Classes
Objective
The  Fund's  objective  is to achieve  long-term  capital
appreciation  through a diversified portfolio  of  equity
securities  of  small- and medium-sized  companies.   The
Fund's  objective  may  be  changed  without  shareholder
approval.  Shareholders will be given notice prior to any
change becoming effective.
Principal Investment Strategies
Under   normal   market  conditions,  the  Fund   invests
primarily  in  common  and  preferred  stocks   of   U.S.
companies.   Although the Fund is permitted  to  purchase
securities   of  both  small-  and  medium-capitalization
companies,    the   Fund   has   historically    invested
substantially  all  of its assets in  the  securities  of
small-capitalization companies, that is,  companies  with
capitalizations  that at the time of  purchase  are  less
than  $2.5 billion.  Under normal circumstances, the Fund
invests  at least 80% of its assets in equity securities,
i.e., common and preferred stocks; this policy may not be
changed  without providing shareholders 60  days  notice.
The  Fund  may  retain  securities that  it  already  has
purchased  even  if  the  company  outgrows  the   Fund's
capitalization limits.
The  Fund's  assets  are currently allocated  among  five
asset  managers, each of which acts independently of  the
other  and  uses its own methodology to select  portfolio
investments.   Three  asset  managers  utilize  a   value
approach  to  investing  whereby they  seek  to  identify
companies whose improving businesses are for some  reason
not  being fully recognized by others and which are  thus
selling at valuations less than should be expected.   The
other  two  asset managers utilize a growth  approach  to
investing  whereby they seek to identify companies  which
are  exhibiting  rapid growth in their  businesses.   All
five  asset  managers examine the underlying  businesses,
financial statements, competitive environment and company
managements  in order to assess the future  profitability
of  each  company.  The asset managers, thus,  expect  to
generate  returns  from  capital  appreciation   due   to
earnings growth along with improvements in the valuations
of  the stocks such as, among other things, increases  in
the  price to earnings ratio.  A stock is typically  sold
if   the   asset   managers  believe  that   the   future
profitability of a company does not support  its  current
stock price.
For  temporary defensive purposes, the Fund  may  invest,
without   limit,  in  cash  or  high  quality  short-term
investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, any asset manager may sell a security when the asset manager believes best, which may result in short-term trading.
Short-term trading may increase the Fund's transaction costs, which may have an adverse effect on the Fund's performance, and may increase your tax liability.

Should I Invest in this Fund?

     This Fund may be suitable if you:
* Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

* Are willing to accept a higher degree of risk for the opportunity of higher potential returns
*    Have an investment time horizon of five years or more
     This Fund may not be suitable if you:

*    Are seeking stability of principal

*    Are investing with a shorter time horizon in mind
*    Are uncomfortable with stock market risk
*    Are seeking current income


                PORTFOLIO MANAGEMENT OF THE FUND
Donald  Smith & Co., Inc. ("Donald Smith"), Kern  Capital
Management  LLC  ("Kern"),  Essex  Investment  Management
Company,  LLC  ("Essex"), Skyline Asset Management,  L.P.
("Skyline")   and   Westport   Asset   Management,   Inc.
("Westport") each manage a portion of the Fund.
Donald  Smith  has managed a portion of  the  Fund  since
September 2002.  Donald Smith is located at 152 West 57th
Street,  22nd Floor, New York, New York.  As of  December
31, 2003, Donald Smith had approximately $1.7 billion  in
assets   under  management.   Donald  G.  Smith  is   the
portfolio manager of the portion of the assets managed by
Donald  Smith.   He  has been the  President  of,  and  a
portfolio manager for, Donald Smith, since 1983.
Kern  has  managed a portion of the Fund since  September
1997.  Kern, located at 114 West 47th Street, Suite 1926,
New  York, New York, was formed in 1997.  As of  December
31,   2003,   Kern   had  assets  under   management   of
approximately $1.8 billion.  Robert E. Kern, Jr.  is  the
portfolio manager for the portion of the Fund managed  by
Kern.  Mr. Kern is the Managing Member, Chairman and  CEO
of,  and a portfolio manager for, Kern, positions he  has
held since the firm's formation.  Prior to that time,  he
was  Senior Vice President of Fremont Investment Advisers
in  1997  and  a  Director  of  Morgan  Grenfell  Capital
Management from 1986 to 1997.
Essex  has  managed a portion of the Fund since  December
2003.    Essex,  located  at  125  High  Street,  Boston,
Massachusetts, was founded in 1976.  Affiliated  Managers
Group,  Inc.  owns a majority interest in Essex.   As  of
December  31, 2003, Essex had assets under management  of
approximately $5.9 billion.  Craig Lewis is the portfolio
manager  of the portion of the assets managed  by  Essex.
He is a Principal of, and a portfolio manager for, Essex,
positions  he  has held with Essex since May  2002.   Mr.
Lewis  was  a  Senior Vice President of, and a  portfolio
manager for, Putnam Investments, from 1998 to 2002.
Skyline  has managed a portion of the Fund since December
2000.   Skyline, located at 311 South Wacker Drive, Suite
4500,  Chicago,  Illinois, was  formed  in  1995  and  is
organized as a limited partnership.  The general  partner
of  Skyline  is Affiliated Managers Group,  Inc.   As  of
December 31, 2003, Skyline had assets under management of
approximately $1.6 billion.  William M. Dutton and a team
of analysts are the portfolio managers for the portion of
the  Fund managed by Skyline.  Mr. Dutton is the Managing
Partner of, and a portfolio manager for, Skyline, and has
held  such  positions  with the  firm  since  the  firm's
formation.
Westport has managed a portion of the Fund since December
1985.    Westport,  located  at  253  Riverside   Avenue,
Westport,  Connecticut,  was  formed  in  1983.   As   of
December  31, 2003, Westport had assets under  management
of  approximately  $2.9 billion.   Andrew  J.  Knuth  and
Edmund Nicklin are the portfolio managers for the portion
of  the  Fund  managed by Westport.   Mr.  Knuth  is  the
Chairman  of  Westport and has acted in those  capacities
for  the  firm  since its formation.  Mr.  Nicklin  is  a
Managing  Director  of,  and  a  portfolio  manager  for,
Westport, and has acted in those capacities for the  firm
since  1997.   Prior  to  joining  the  firm,  he  was  a
Portfolio Manager for Evergreen Funds since 1982.
The Fund is obligated by its investment management contract to pay an annual management fee to The Managers
Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Donald Smith, Kern, Essex, Skyline and
Westport.

The Managers Funds LLC has voluntarily agreed to waive
0.02% of its management fee. After giving effect to this voluntary waiver, the amounts shown above for Management
Fees, would be .88%. This waiver may be discontinued at any time in the discretion of The Managers Funds LLC.


INTERNATIONAL EQUITY FUND

FUND FACTS

Objective:                       Long-term capital appreciation;
                                 income is the secondary
                                 objective

Investment Focus:                Equity securities of non-U.S.
                                 companies

Benchmark:                       MSCI EAFE Index

Ticker:                          MGITX (Managers Class)
                                 To be Determined for R & I
                                 Classes
Objective

The  Fund's  objective  is to achieve  long-term  capital
appreciation  through a diversified portfolio  of  equity
securities  of non-U.S. companies.  Income is the  Fund's
secondary  objective.   The  Fund's  objectives  may   be
changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.


Principal Investment Strategies

Under normal market conditions, the Fund invests at least
65% of its total assets in common and preferred stocks of non-U.S. companies. The Fund may invest in companies of any size. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice.
The Fund primarily invests in securities of issuers in developed countries, but may also invest in countries designated by the World Bank or the United Nations to be a developing country or an emerging market.

The  Fund's  assets currently are allocated  among  three
asset  managers, each of which acts independently of  the
other and uses its own methodology in selecting portfolio
investments.  One asset manager utilizes a value approach
whereby  it seeks to identify companies whose shares  are
available  for  less than what it considers  to  be  fair
value.  The asset manager uses a proprietary return model
based  on fundamental analysis of businesses in order  to
identify   companies  with  the  most  attractive   value
attributes.   Another asset manager  generally  seeks  to
identify long-term investment themes which may affect the
profitability  of  companies  in  particular  industries,
regions or countries.  For example, the asset manager may
identify  broad-based, demographic  trends,  such  as  an
increase  in  the  average age of a region's  population,
that  may  make  investments in particular  companies  or
industries  particularly  attractive.   The  third  asset
manager  utilizes a growth approach to investing  whereby
it   seeks   to   identify   companies   with   improving
fundamentals  and  accelerating  earnings.   Each   asset
manager  examines  the  underlying businesses,  financial
statements,   competitive   environment,   and    company
managements  in order to assess the future  profitability
of   each   company.   With  the  combination  of   these
strategies,  the  Fund expects to generate  returns  from
capital  appreciation due to earnings growth  along  with
improvements  in  the valuations of the stocks  such  as,
among  other  things, increases in the price to  earnings
ratio.   A  stock is typically sold if an  asset  manager
believes  that  the current stock price  is  higher  than
should  be  expected  given the expectations  for  future
profitability   of   the  company,  if   the   applicable
investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For  temporary defensive purposes, the Fund  may  invest,
without   limit,  in  cash  or  high  quality  short-term
investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, an asset manager may sell any security when the asset manager believes best, which may result in short-term trading.
Short-term trading may increase the Fund's transaction costs, which may have an adverse effect on the Fund's performance, and may increase your tax liability.

Should I Invest in this Fund?

     This Fund may be suitable if you:
      * Are seeking an opportunity for additional returns through international equities in your investment portfolio

*    Are willing to accept a moderate risk investment
*    Have an investment time horizon of five years or more

     This Fund may not be suitable if you:

      *    Are seeking stability of principal

*    Are investing with a shorter time horizon in mind
*    Are uncomfortable with stock market risk
*    Are seeking current income
                PORTFOLIO MANAGEMENT OF THE FUND


Lazard   Asset  Management  LLC.  ("Lazard"),   Bernstein
Investment  Research  and  Management  ("Bernstein")  and
Mastholm  Asset  Management,  L.L.C.  ("Mastholm")   each
manage a portion of the Fund.

Lazard  has managed a portion of the Fund since September
2003.  Lazard, located at 30 Rockefeller Plaza, New York,
New  York, was founded in 1848.  As of December 31, 2003,
Lazard  had  assets under management in excess  of  $69.1
billion.  William E. Holzer is the portfolio manager  for
the  portion  of  the Fund managed by Lazard.   He  is  a
Director  of,  and  a  portfolio  manager  for,   Lazard,
positions  he  has held with the firm since August  2003.
He  was  a Managing Director of, and a portfolio  manager
for,   Deutsche  Investment  Management  Americas,   Inc.
("Deutsche"),  from  1980 to 2003.   From  December  1989
until  August  2003,  Mr. Holzer was responsible  in  his
capacity as a portfolio manager for Deutsche for managing
the  portion  of the Fund's assets formerly allocated  to
Deutsche.
Bernstein  has managed a portion of the Fund since  March
2002.  Bernstein, located at 1345 Avenue of the Americas,
New  York,  New  York,  is  a unit  of  Alliance  Capital
Management L.P. which was first organized in 1962.  As of
December  31, 2003, Alliance Capital Management L.P.  had
approximately $474.7 billion in assets under  management.
Kevin  F. Simms is the portfolio manager for the  portion
of  the Fund managed by Bernstein.  He is the Director of
Global  Value Equity Research.  Mr. Simms has  been  with
Bernstein since 1992.
Mastholm  has managed a portion of the Fund  since  March
2000.   Mastholm,  located  at  10500  N.E.  8th  Street,
Bellevue,  Washington,  was  founded  in  1997.   As   of
December 31, 2003, Mastholm had assets under management of approximately $3.8 billion. Mastholm uses a team approach to manage its portion of the Fund. The team is headed by Theodore J. Tyson. Mr. Tyson is a Managing
Director of Mastholm, a position he has held since 1997.

      The Fund is obligated by its investment management contract to pay an annual management fee to The Managers
Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Lazard, Bernstein and Mastholm.

The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least May 1, 2005, to waive management fees to the extent total expenses
(exclusive of brokerage, interest, taxes and extraordinary expenses) of the Managers Class Shares of the Fund exceed 1.55% of the Fund's net asset value, provided that the amount of fees waived will not exceed
0.25% of the Fund's net asset value. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.55% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

     ADDITIONAL PRACTICES/RISKS

     OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities- Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements- Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities- Each Fund that focuses on U.S.
investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing, although not to the extent of International Equity Fund, Emerging
Markets Equity Fund or Global Bond Fund, for which these risks are principal risks discussed in the Risk/Return
Summary. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates.
These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure- Each Fund may invest in U.S.
companies which generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar.
These factors, taken as a whole, may adversely affect the price of Fund's shares.

Initial Public Offerings - Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives- - Each Fund (other than Money Market Fund) may invest in derivatives. Derivatives, which include options, futures and forward currency contracts, are financial instruments whose value derives from another security, an index or financial indicator or a currency.
Each Fund may use derivatives to reduce or increase its exposure to market price movements either to protect against losses (hedging) or to increase returns. While hedging can guard against potential risks, it can increase Fund expenses and can eliminate some opportunities for gains. Derivative positions may not perform as anticipated and can result in losses, which certain types of derivative positions may amplify. In addition, a Fund may suffer losses because it is unable to close out a derivative position when desired. The
Funds are not obligated to hedge and there is no guarantee that a Fund will hedge any of its positions.

When -Issued Securities- Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

     A FEW WORDS ABOUT RISK

In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks.
There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

      * Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;

*    Everybody's perception of reward is different; and

*    High risk does not in itself imply high reward.
While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

The risk premium for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term
U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

     ABOUT YOUR INVESTMENT

     FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or since the Fund's inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from each Fund's Financial
Statements, has been audited by PricewaterhouseCoopers
LLP, whose report is included in each Fund's Annual
Report, which is available upon request.


Financial Highlights
 For a share of capital stock outstanding throughout each year




                                  For the year ended December 31,

Managers Special Equity      2003     2002      2001     2000      1999
Fund

Net Asset Value,            $55.08    $70.59    $76.82   $91.42   $61.23
Beginning of Year

Income from Investment
Operations:
 Net investment loss        (0.43)    (0.34)    (0.18)   (0.12)   (0.29)

 Net realized and
 unrealized gain (loss)
   on investments            23.83    (15.17)   (6.05)   (2.71)    33.30


    Total from               23.40    (15.51)   (6.23)   (2.83)    33.01
    investment
    operations

Less Distributions to
Shareholders from:
                               ---       ---      ---      ---       ---
 Net realized gain on
 investments                     -         -        -    (11.77)   (2.82)


Net Asset Value, End of     $78.48    $55.08    $70.59   $76.82    $91.42
Year

Total Return                42.50%    (21.98)%  (8.07)%  (2.56)%  54.11%


Ratio of net expenses to     1.43%     1.31%    1.29%    1.26%     1.31%
average net assets
Ratio of total expenses      1.46% (2) 1.32%    1.30%    1.26%     1.31%
to average net assets
Ratio of net investment
loss
 to average net assets      (0.72)%    (0.56)%  (0.27)%  (0.16)%   (0.47)%

Portfolio turnover             64%       67%      62%      69%       89%
Net assets at end of    $3,279,318  $2,020,821 $2,295,234 $2,132,376 $1,543,150
year (000's omitted)




                                  For the year ended December 31,

  					For the year ended December 31,

Managers International        2003     2002     2001    2000      1999
Equity Fund

Net Asset Value, Beginning    $31.22   $37.61    $49.38   $58.71    $48.85
of Year

Income from Investment
Operations:
 Net investment income          0.34    0.19     0.20 (1) 0.27      0.35
 Net realized and
 unrealized gain (loss)
   on investments              10.04   (6.48)   (11.72)(1)(5.38)    11.96


   Total from investment       10.38   (6.29)   (11.52)   (5.11)    12.31
   operations

Less Distributions to
Shareholders from:
 Net investment income        (0.47)   (0.10)   (0.25)   (0.24)    (0.35)

 Net realized gain on
 investments                       -       -        -    (3.98)	   (2.10)

   Total distributions to     (0.47)   (0.10)   (0.25)   (4.22)    (2.45)
   shareholders

Net Asset Value, End of       $41.13   $31.22   $37.61  $49.38    $58.71
Year

Total                         33.21%  (16.71)% (23.35)% (8.46)%   25.28%
Return

Ratio of net expenses to       1.72%   1.54%    1.45%   1.41%     1.40%
average net assets
Ratio of total expenses to     1.73%   1.56%    1.46%   1.42%     1.41%
average net assets
Ratio of net investment
income
 to average net assets         0.70%   0.54%    0.46% (1)0.42%     0.66%
Portfolio turnover               80%    132%     108%     99%       43%
Net assets at end of year    $266,611  $362,561 $560,602 $656,630 $704,209
(000's omitted)




The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

 1 Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment
   Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the year ended December 31, 2001 on International Equity, Intermediate Bond and Global Bond was to decrease net investment income and increase net realized and unrealized gain
   (loss) per share by $0.01, $0.04 and $0.04,
   respectively. The effect of this change on the remaining Funds was not significant. Without this change the ratio of net investment income to average net assets for the year ended December 31, 2001 for International Equity and Global
   Bond would have been 0.46% and 3.08%, respectively. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.
 2 Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.

YOUR ACCOUNT

You may invest in the Funds by purchasing either Managers
Class shares, R Class shares or I Class shares.  Each
Class of shares is subject to different minimum initial investment amounts, as described below. R Class shares are subject to the expenses of a plan of distribution adopted by the Board of Trustees, which may result in the R Class shares experiencing a lower total return than the Managers Class shares or the I Class shares. The net asset value per share of the Managers Class, R Shares and I Shares Classes may also differ. In all other material aspects, Managers Class, R Shares and I Shares are the same, each representing a proportional interest in the Fund.

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of a Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) of the Managers Class, R Shares or the I Shares next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the
"NYSE") is open for trading. The NAV per share of each Class is equal to the Fund's net worth (assets minus liabilities) allocable to that Class of shares divided by the number of shares outstanding of that Class. The
Funds' NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also receive that day's offering price provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are principally traded. Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values.
If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

Managers International Equity Fund invests in securities that trade in foreign markets. Because substantial time may pass between the time the local market for a security closes and the time the Fund calculates its NAV
(typically the close of the NYSE), intervening events may call into question the reliability of the closing local market price for that security. On behalf of Managers
International Equity Fund, the Manager monitors intervening events (including general movements in domestic markets) that may affect the value of securities held in the Fund's portfolio and, in accordance with procedures adopted by the Fund's Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect fair value as of the time the Fund's NAV is calculated.

Share Classes of Special Equity Fund and International
Equity Fund
You may invest in the Funds by purchasing shares of either the Managers Share class, the R Share class or the I Shares class. Each class of shares is subject to a different minimum initial investment requirement, as described in greater detail below. In addition, each class of shares may be subject to different distribution and shareholder servicing arrangements, which may result in differences in the expenses borne indirectly by the shareholders of each class and the returns realized by such shareholders. The Managers Share class may be purchased directly from the Fund through its distributor or through financial intermediaries that have entered into arrangements with the Trust or the Manager to provide shareholder services to investors, the cost of which may be borne in whole or in part by the Trust and allocated as an expense to all shareholders of the Managers Share class. The R Share class is available for purchase exclusively through financial intermediaries and are subject to the expenses of a plan of distribution adopted by the Board of Trustees. In general, the Managers Share class and the R Share class are both subject to a minimum initial investment of $2,000. The I
Share class may be purchased directly from the Fund through its distributor, subject to a $250,000 minimum investment requirement, or through financial intermediaries that otherwise satisfy the minimum investment requirement. Investors purchasing I Class
Shares through a financial intermediary must also satisfy any minimum investment requirements imposed by such intermediary and are responsible for all costs associated with the services provided by such intermediary. As a result of these differences in the distribution and servicing arrangements and the minimum account requirements applicable to each class, the Managers Share class and the R Share class can be expected to bear higher expenses than the I Share class and to experience lower returns. In all other material respects, the shares of each class are the same, representing a proportional interest in the applicable Fund.

Minimum Investments in the Funds

Cash investments in the Funds must be in U.S. dollars.
Third-party checks and "starter" checks will not be accepted for the initial investment in the Funds or for any additional investment amounts.

The following table provides the minimum initial and additional investments in the Funds for Manager Class shares, R Class shares and I Class shares:



            Managers Funds           ManagersChoice
             Initial  Additional   Initial    Additional
            Investment Investment  Investment Investment

Regular      $2,000      $100      $50,000      $500
Accounts
Traditional    1,000      100       50,000       500
 IRA
ROTH IRA      1,000       100       50,000       500
Education     1,000       100       50,000       500
Savings
Account
SEP IRA       1,000       100       50,000       500
SIMPLE IRA    1,000       100       50,000       500






The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time. Additionally, the Funds (with the exception of International Equity Fund, which has adopted a redemption fee) or the Distributor may, in their discretion, request reimbursement from shareholder accounts that are involved in excessive trading. The costs to be borne by shareholders deemed to be involved in excessive trading by the Funds or the Distributor include, but are not limited to: 1) bank wire fees incurred by the Funds in order to facilitate the transfer of shareholder purchases and redemptions, and 2) sub-transfer agent recordkeeping fees associated with excessive trading.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.


A Traditional IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses (Also known as a Coverdell
Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds once you have established an account with The Managers Funds (the
"Trust"). You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

By Mail

      * To open your account, complete and sign the account application and make your check payable to The Managers Funds. Mail the check and account application to:

        The Managers Funds
        c/o BFDS, Inc.
        P.O. Box 8517
        Boston, MA  02266-8517

      * To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Fund name on your check.

By Telephone

      * After establishing this option on your account, call the Fund at (800) 252-0682. The minimum additional investment is $100.

By Wire

      * Call the Fund at (800) 252-0682. Instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN-The Managers Funds A/C 9905-001-5, FBO
        shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

By Internet

      * If your account has already been established, see our website at http://www.managersfunds.com. The minimum additional investment is $100.

Note:     If you redeem shares following a purchase by
     check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.


     		DISTRIBUTION PLAN
		-----------------
The Fund has adopted a distribution plan to pay for the marketing of R Class shares of Managers Special Equity
Fund and Managers International Equity Fund. The Board of Trustees has authorized payments to MDI under the plan at an annual rate of 0.40% of each Fund's average daily net assets allocable to the R Class shares of that Fund.
Managers Class shares and I Class shares are not subject to a distribution plan and are not affected by expenses incurred under the distribution plan. Because payments under the plan are expenses allocable to R Class shares that are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment in R Class shares and may cost more than other types of sales charges.

		HOW TO SELL SHARES
		------------------
You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds'
Transfer Agent receives your order in proper form.  The
Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

By Mail
-------
      *    Write a letter of instruction containing:

        -    the name of the Fund(s)
        -    dollar amount or number of shares to be
        redeemed
        -    your name
        -    your account number(s)
        -    signatures of all account owners

and mail the written instructions to The Managers Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8517,
Boston, MA 02266-8517.

By Telephone
------------
      * After establishing this option on your account, call the Fund at (800) 252-0682.

      * Telephone redemptions are available only for redemptions which are below $25,000.

By Internet
-----------
      *    See our website at http://www.managersfunds.com.

Note:     If you redeem shares following a purchase by
     check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $25,000 and over of the Managers Class, R
Class and I Class shares of the Funds require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. Only the STAMP2000 Medallion imprint will be accepted as valid. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.

     REDEMPTION FEES

Managers International Equity Fund will deduct a 2% redemption fee (the "Redemption Fee") from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares.

For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of International Equity Fund shares are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid to the International Equity
Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption
Fee does not apply to redemptions (including redemptions by exchange) of shares of the International Equity Fund purchased by automatic reinvestment of dividends or capital gains distributions. Under certain circumstances, the Redemption Fee will not apply to shares purchased or held through financial intermediary such as a broker, retirement plan administrator, bank or trust company. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The International
Equity Fund reserves the right to modify the terms of, or terminate, the Redemption Fee at any time.

     INVESTOR SERVICES

Automatic Reinvestment Plan Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Managers Funds Family of Funds. You can elect to receive cash.

Automatic Investments Allows you to make automatic deductions of $100 or more from a designated bank account into a Fund account.

Automatic Redemption Allows you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

Individual Retirement Accounts Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege Allows you to exchange your shares of the Funds for shares of other funds in any of our fund families. In addition, exchanges between classes of the Funds are subject to the requirements for an investment in the class into which you wish to exchange. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The
Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. Each Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.


     OTHER OPERATING POLICIES

The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds reserve the right to:

      * redeem an account if the value of the account falls below $500 for Managers Class shares, $500 for R Class shares or $10,000 for I Class shares due to redemptions;

* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;
*    change the minimum investment amounts;
* delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);
* make a redemption-in-kind (a payment in portfolio securities instead of in cash);
*    refuse a purchase order for any reason;

* refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion); and
* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.

FREQUENT TRADING POLICY
     The Funds have a policy of discouraging frequent trading in Fund shares, sometimes referred to as "market timing", because such activities may be disruptive to the management of a Fund's portfolio. The Funds reserve the right to refuse a purchase order for any reason and may limit or refuse an exchange request if the Investment
Manager believes that a shareholder is engaging in market timing activities that may be harmful to a Fund.
Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds, and as a result the Funds' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

     ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.


     DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for each of the Funds, are normally declared and paid annually. Capital gain distributions, if any, for the Funds, are normally declared and paid annually in December.


     TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended, the Treasury
Regulations thereunder, administrative rules and court decisions that as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Funds that are attributable to corporate dividends received by the Funds generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds.
These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Funds by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Funds to withhold taxes on distributions and redemption proceeds paid to shareholders who:

      * fail to provide a social security number or taxpayer identification number;

* fail to certify that their social security number or taxpayer identification number is correct; or
*        fail to certify that they are exempt from withholding.
In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

APPENDIX A:  DESCRIPTION OF INDEXES

     Russell 2000r Index

Frank Russell Company produces a family of 21 U.S. equity
indexes. The indexes are market cap-weighted and  include
only common stocks domiciled in the United States and its
territories. All indexes are subsets of the Russell 3000r
Index,   which  represents  approximately  98%   of   the
investable U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately
8% of the total market capitalization of the Russell 3000
Index. As of December 31, 2003, the average market capitalization was approximately $855 million; the median market capitalization was approximately $465 million. The largest company in the index had an approximate market capitalization of $2.4 billion. As of December 31, 2003, the range of market capitalizations for the Russell 2000
Index was $63.2 million to $2.4 billion.

     MSCI EAFE Index

Morgan Stanley Capital International constructs an MSCI
Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE
(Europe, Australia, & Far East) Index includes the following developed countries: Australia, Austria,
Belgium, Denmark, Finland, France, Germany, Hong Kong,
Ireland, Italy, Japan, Netherlands, New Zealand, Norway,
Portugal, Singapore, Spain, Sweden, Switzerland, and the
United Kingdom.

Additional Information

Additional information about each Fund and its investments are available in its Statement of Additional
Information and the Semi-Annual and Annual Reports for each Fund, which are available to you without charge.
You may request these documents and make other inquiries as follows:

        By Telephone:      1-800-835-3879

        By Mail:           The Managers Funds
                           40 Richards Avenue
                           Norwalk, CT  06854

        On the Internet:   Electronic copies are available
                           on our website at
                           http://www.managersfunds.com

In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Information about the Funds including each Fund's current Statement of Additional Information and Annual and Semi-Annual Reports are on file with the Securities and Exchange Commission. Each Fund's
Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Funds are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail request to:
publicinfo@sec.gov, or by writing to the SEC's Public
Reference Section, Washington, D.C. 20549-0102 (202-942-
8090). Information about the Funds also may be reviewed and copied at the SEC's Public Reference Room. Call
(202) 942-8090 for information on the operation of the SEC's Public Reference Room.


Investment Company Act Registration Number 811-3752

                       THE MANAGERS FUNDS


                       SPECIAL EQUITY FUND

                    INTERNATIONAL EQUITY FUND

                      MANAGERS CLASS SHARES
                         R CLASS SHARES
                         I CLASS SHARES
                  ____________________________

              STATEMENT OF ADDITIONAL INFORMATION

                       Dated May 1, 2004

________________________________________________________________

    You  can  obtain a free copy of the  Prospectus  of
these  Funds by calling The Managers Funds LLC at (800)
835-3879.    The   Prospectus   provides   the    basic
information about investing in the Funds.

    This  Statement of Additional Information is not  a
Prospectus.    It   contains   additional   information
regarding  the activities and operations of the  Funds.
It  should  be  read in conjunction  with  each  Fund's
Prospectus.

    The  Financial  Statements of the Funds,  including
the  Report of Independent Accountants, for the  fiscal
year ended December 31, 2003 are included in the Funds'
Annual  Report  for the fiscal year ended December  31,
2003  and  are  incorporated  by  reference  into  this
document (meaning such documents are legally a part  of
this Statement of Additional Information).   The Annual
Report  is  available  without charge  by  calling  The
Managers Funds LLC at (800) 835-3879.






                       TABLE OF CONTENTS
                                                             Page



GENERAL INFORMATION                                             3
INVESTMENT OBJECTIVES AND POLICIES                              3
    Investment Techniques and Associated Risks                  3
    Diversification Requirements for the Fund                   8
    Fundamental Investment Restrictions                         9
    Portfolio Turnover                                         10
    Trustees' Compensation                                     14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES            15
    Management Ownership                                       15
MANAGEMENT OF THE FUND                                         16
    Investment Manager                                         16
    Compensation of Investment Manager and Subadvisor          17
    Fee Waivers and Expense Limitations                        18
    Investment Management and Subadvisory Agreements           18
    Custodian                                                  22
    Transfer Agent                                             22
    Independent Public Accountants                             22
BROKERAGE ALLOCATION AND OTHER PRACTICES                       22
PURCHASE, REDEMPTION AND PRICING OF SHARES                     23
    Purchasing Shares                                          23
    Redeeming Shares                                           24
    Exchange of Shares                                         25
    Net Asset Value                                            25
    Dividends and Distributions                                26
CERTAIN TAX MATTERS                                            27
    Federal Income Taxation of Fund-in General                 27
    Taxation of the Fund's Investments                         28
    Foreign Shareholders                                       29
    State and Local Taxes                                      30
    Other Taxation                                             30
PERFORMANCE DATA                                               30
    Total Return                                               30
    Performance Comparisons                                    33
    Massachusetts Business Trust                               33
    Description of Shares                                      34
    Additional Information                                     35
    FINANCIAL STATEMENTS                                       46










                      GENERAL INFORMATION

    This Statement of Additional Information relates to Managers Special Equity Fund and Managers International Equity Fund (each a "Fund", and collectively the "Funds"). The Funds have three classes of shares: the Managers Class, the R Class and the I Class. Each Fund is a series of shares of beneficial interest of The Managers Funds, a no-load mutual fund family formed as a Massachusetts business trust (the "Trust"). The Trust was organized on November 23, 1987.

    This Statement of Additional Information describes the financial history, management and operation of each Fund, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, CT 06854. Unlike other mutual funds which employ a single manager to manage their portfolios, the Funds employ a multi-manager investment approach which achieves added diversification within a Fund's portfolio.

    The Managers Funds LLC, a subsidiary of Affiliated Managers Group, Inc., serves as investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the "Trustees"), an independent asset manager, or a team of independent asset managers (the "Subadvisor" or "Subadvisors") to manage each Fund's investment portfolio. The Managers Funds LLC (the "Investment Manager") also monitors the performance, security holdings and investment strategies of these independent, external Subadvisors and researches any potential new Subadvisors for the Fund family. See "Management of the Funds."

    Investments in the Funds are not:

     	*    Deposits or obligations of any bank;
	*    Guaranteed or endorsed by any bank; or
	*    Federally insured by the Federal Deposit Insurance
	     Corporation, the Federal Reserve Board
             or any other federal agency.


               INVESTMENT OBJECTIVES AND POLICIES

    The   following  is  additional  information  regarding   the
investment  policies used by the Funds in an attempt  to  achieve
their   respective  objectives.   Each  Fund  is   an   open-end,
diversified management investment company.

    Managers Special Equity Fund (the "Special Equity Fund") and Managers International Equity Fund (the "International Equity Fund") each invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Each Fund may not change this policy without providing its shareholders at least 60 days' prior written notice.

Investment Techniques and Associated Risks

    The following are descriptions of the types of securities that may be purchased by the Funds. Also see "Quality and Diversification Requirements of the Funds."

    (1)  Asset-Backed Securities.  Each Fund may invest in securities
referred   to  as  asset-backed  securities.   These   securities
directly or indirectly represent a participation interest in,  or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed
securities   collateralized   by  those   assets.    Asset-backed
securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

     Asset-backed  securities are subject  to  additional  risks.
These risks are limited to the security interest in the collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

    (2) Cash Equivalents. Each Fund may invest in cash equivalents. Cash equivalents include, but are not limited to, certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

    Bankers Acceptances. Each Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

    Eurodollar   bankers  acceptances  are  bankers   acceptances
denominated in U.S. dollars and are "accepted" by foreign branches of major U.S. commercial banks.

    Certificates of Deposit. Each Fund may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

    Commercial Paper. Each Fund may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers. A Fund may not purchase foreign commercial paper subject to foreign withholding tax at the time of purchase.

    Repurchase Agreements. Each Fund may enter into repurchase agreements with brokers, dealers or banks. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will any Fund enter into repurchase agreements for more than seven (7) days.

    Repurchase agreements could have certain risks that may adversely affect a Fund. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.

    (3) Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may cause any gains or losses for a Fund to become magnified.

    A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. A Fund will establish and maintain a separate account with the custodian that contains liquid assets in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

    (4) Eurodollar Bonds. Each Fund may invest in Eurodollar bonds. Eurodollar bonds are bonds issued outside the U.S., which are denominated in U.S. dollars.

         European Currency Unit Bonds. Each Fund may invest in European Currency Unit Bonds. European Currency Unit Bonds are bonds denominated in European Currency Units ("ECU"s). An ECU is a basket of European currencies which contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts. The ECU may fluctuate in relation to the daily exchange rates of its member's currencies.

    (5) Foreign Currency Considerations. Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non U.S. currencies. In addition, a Fund's income from foreign currency denominated securities is typically denominated in foreign currency. When a Fund receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Fund for purposes of determining Fund distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollars, the Fund may be required to liquidate other assets in order to make up the shortfall.

      Forward Foreign Currency Exchange Contracts. The International Equity Fund may purchase or sell securities of foreign countries. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon price and on a future date. The contract is usually between a bank and its customers. A cross-currency contract is a contract which is denominated in another currency other than in U.S. dollars.

    If the Fund enters into a forward currency exchange contract, the Fund's custodian will segregate cash or marketable securities in an amount not less than the value of the Fund's total assets committed to these contracts. Generally, the Fund will not enter into contracts that settle more than ninety (90) days later. The Fund may close out a currency contract position by entering into an offsetting currency contract with the counterparty to the original contract which may result in a gain or a loss.

      The  use  of  currency  contracts  entails  certain  risks.
Currency markets may not move as predicted or the Fund   may  not
be able to enter into an offsetting transaction when desired, resulting in losses.

     (6) Emerging Market Securities. The International Equity Fund may invest in emerging market securities. All the risks associated with investing in non-U.S. securities are further magnified when investing in emerging markets because these markets tend to have even less developed economic, monetary, banking, financial markets, legal, custody, financial reporting, auditing social and political systems.

      (7) Illiquid Securities, Private Placements and Certain Unregistered Securities. Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund's portfolio. The price a Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

     Rule 144A securities may be determined to be illiquid in accordance with the guidelines established by the Investment
Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

    Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security's value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

      (8) Investment Company Securities. Each Fund may purchase shares of other investment companies. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act.

      (9) Municipal Bonds. Each Fund may invest in three types of municipal bonds: General obligation bonds, Revenue bonds and Industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

      (10) Obligations of Domestic and Foreign Banks. Each Fund may purchase obligations of domestic and foreign banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations.

      (11) Futures Contracts. When a Fund enters into a futures contract, it agrees to buy or sell the contract's underlying instrument at a future date and agreed upon price. The Fund deposits and maintains initial margin equal to a specified percentage of the value of the contract until the contract is closed out. A Fund may either hold a futures contract position until the contract date or may enter into a closing transaction to terminate the contract prior to the contract date. When a Fund buys or sells a futures contact, it must also segregate liquid assets equivalent to the Fund's outstanding obligation under the contract.

     There  are  certain risks associated with futures contracts.
Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

    Equity Index Futures Contracts. The Special Equity Fund may enter into equity index futures contracts. An equity index future contract is an agreement for the Fund to buy or sell an index relating to an equity securities index at a mutually agreed upon date and price.

    (12)    Option Contracts.

          Covered Call Options. The Special Equity Fund may write (sell) covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts provided the options are listed on a national securities exchange or a futures exchange.

     A call option is a short-term contract that is generally for no more than nine (9) months. The contract gives the buyer, in return for the premium paid to the seller of the option, the right to buy the underlying security or contract at an agreed upon price from the option seller prior to the expiration of the option. The buyer can purchase the underlying security or contract at the agreed upon price regardless of its market price. A call option is considered "covered" if the party that is writing the option owns or has a right to immediately acquire the underlying security or contract.

     The Fund may terminate its obligation under an outstanding written call option by making a "closing purchase transaction." The Fund makes a closing purchase transaction when it buys a call option on the same security or contract with has the same price and expiration date. The Fund will realize a loss if the cost of the closing purchase transaction is more than the amount received from writing the option it is closing out. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that a secondary market will exist when the Fund seeks to make a closing purchase transaction.

     There  are  costs and risks associated with writing  covered call options. The Fund incurs brokerage expenses in writing covered call options as well as fees for any purchases and sales of the underlying securities or contracts. Writing covered call options may increase the Fund's portfolio turnover rate. If the value of the instrument underlying a covered call option written by the Fund increases above the option price, the Fund will not benefit from the appreciation. In addition, underlying market and securities prices may not perform as expected, resulting in losses to the Fund.

     Covered Put Options.  The Special Equity Fund may write
(sell) covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

     A put option is a short-term contract that is generally for no more than nine (9) months. This contract gives the buyer, in return for the premium paid to the seller of the option, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the agreed upon price regardless of its market price. A put option is considered "covered" if the Fund that is writing the option has a short position with respect to the instrument underlying the option or has a right to immediately resell the underlying security or contract at a price equal to or greater than the put price. The seller of a put option assumes the risk of the decrease of the value of the underlying instrument and will not benefit from the effect of market price declines on its covering position. If the underlying instrument decreases in value, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

     The Fund may terminate its obligation under an outstanding written option by making a "closing purchase transaction." The Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. The Fund will realize a loss if the cost of the closing purchase transaction is more than the amount received from writing the option it is closing out. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that a secondary market will exist when the Fund seeks to make a closing purchase transaction.

     There are costs and risks associated with writing covered put options. The Fund incurs brokerage expenses in writing covered put options as well as fees for any transactions in the option's underlying securities or contracts. The portfolio turnover rate of the Fund may increase due to the Fund writing a covered put option. In addition, underlying market and securities prices may not perform as expected resulting in losses to the Fund.

    Dealer Options. Each Fund may use Dealer Options. Dealer Options are also known as Over-the-Counter options ("OTC Options"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The Subadvisor considers the creditworthiness and financial strength of the counterparty before entering into an OTC Option.

         Puts and Calls. The Special Equity Fund may buy options on individual stocks, equity indices and equity futures contracts. The Fund's purpose in buying these puts and calls is to protect against the effect on its portfolio of adverse changes in market prices. A put option gives the buyer the right to sell a security or contract at an agreed upon date and price. A call option gives the buyer the right to purchase the option's underlying instrument at an agreed upon date and price.

    (13) Rights and Warrants. Each Fund may purchase rights and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

    (14) Securities Lending. Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to a Fund's investment policies and restrictions. Any loan of portfolio securities must be secured by collateral that is equal to or greater than the value of the loan. If a borrower defaults, a Fund may use the collateral to satisfy the loan. When cash is received as collateral, a Fund will invest the cash received in short-term instruments to earn additional income. A Fund will bear the risk of any loss on any such investments.

    (15) Segregated Accounts. Each Fund will establish a segregated account with its custodian after it has entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

    (16) Short Sales. Each Fund may enter into short sales. A short sale is generally the sale of a security that the seller does not own. In order to engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. The Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund's obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale,  the  Fund  will  incur a loss in  addition  to  the  costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. Each Fund may also engage in "short sales against the box" which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security.

    (17) When-Issued Securities. Each Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

    In connection with these transactions, a Fund will maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Diversification Requirements for the Funds

    Each Fund intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    At  the  time  any of the Funds invest in taxable  commercial paper, the issuer must have an outstanding debt rated A-1 or higher by Standard & Poor's Ratings Group ("S&P") or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of the Investment Manager or the Subadvisor(s).

Fundamental Investment Restrictions

    The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

      The Special Equity Fund and the International Equity Fund may not:

    (1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

    (2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

    (3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

    (4)  Purchase or sell real estate, except that the  Fund  may
(i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    (5) Purchase or sell physical commodities, except that each Fund may purchase or sell options and futures contracts thereon.

    (6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

    (7) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

    (8) Purchase from or sell portfolio securities to its officers, trustees or other "interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

    If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

       Unless otherwise provided, for purposes of investment restriction (7) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC Standard Industrial Classification (SIC) codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

Temporary Defensive Position

      Each Fund may invest, at the discretion of its Subadvisor(s) without limit, in cash or quality short term debt securities including repurchase agreements.

Portfolio Turnover

    The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

     For the last two fiscal years, the portfolio turnover rates for each Fund were as follows:




Fund                       2003               2002

Special Equity Fund        64%                 67%
International Equity Fund  80%                132%


                      TRUSTEES AND OFFICERS

Trustees and Officers of the Trust

      The  Trustees  and Officers of the  Trust,  their
business addresses, principal occupations for the  past
five  years  and dates of birth are listed below.   The
Trustees provide broad supervision over the affairs  of
the  Trust and the Funds.  The Trustees are experienced
executives who meet periodically throughout the year to
oversee   the  Funds'  activities,  review  contractual
arrangements  with companies that provide  services  to
the  Funds, and review the Funds' performance.   Unless
otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

      The  Trustees hold office without limit  in  time
except  that (a) any Trustee may resign or retire;  (b)
any Trustee may be removed with or without cause by  at
least  two-thirds  of the number of Trustees  remaining
after  such removal (provided that there shall  not  be
fewer than 3 remaining Trustees); (c) shareholders  may
vote  to  remove  a  Trustee at a  special  meeting  of
shareholders   held   at   the   written   request   of
shareholders of 10% or more of the outstanding shares of the Trust.

Independent Trustees
The Trustees in the following table are not "interested
persons"  of the Trust within the meaning of  the  1940
Act:





                                          NUMBER
             POSITION(S)                     OF        OTHER
               HELD      PRINCIPAL         FUNDS   DIRECTORSHIPS
 NAME AND       WITH      OCCUPATIONS    IN FUND     HELD BY
  DATE OF    FUND AND   DURING PAST 5   COMPLEX     TRUSTEE
   BIRTH     LENGTH OF       YEARS          *	     -------
   -----        TIME       ---------    OVERSEEN
               SERVED                      BY
               ------                    TRUSTEE*
					---------
  Jack W.     Trustee   Professor            27       Trustee of
   Aber        since    of Finance,                    Appleton
   DOB:         1999    Boston                      Growth Fund
  9/9/37               University                   (1 portfolio);
                          School of                   Trustee of
                        Management                    Third Avenue
                      (1972-Present)                Trust (4 portfolios);
                                           		Trustee of
                                     			Third Avenue
                                           	        Variable
                                                   	 Trust
	                                               (1 portfolio)
-----------------------------------------------------------------------
William E.    Trustee   President            27       Trustee of
Chapman, II    since     and Owner,                  Third Avenue
   DOB:         1999     Longboat                       Trust (4
  9/23/41               Retirement                     portfolios);
                         Planning                       Trustee of
                      Solutions (1998-                 Third Avenue
                        Present); Hewitt               	Variable
                         Associates, LLC       		 Trust
                     (part time)(provider      		(1 portfolio)
                        of Retirement and
                        Investment Education
                        Seminars); Interim
			Executive
			Vice President,
                        QuadraMed Corp.
                        (2001-Present);
                        Trustee, Bowdoin
                        College (2002-
			Present); President,
                        Retirement Plans
                        Group, Kemper
                        Funds (1990-1998)
-----------------------------------------------------------------------
 Edward J.    Trustee   Partner, Hepburn     27          Trustee of
   Kaier       since    Willcox Hamilton               Third Avenue
   DOB:         1999      & Putnam (1977-             	Trust (4
  9/23/45                 Present)             		portfolios);
                                          		 Trustee of
                        	                     	Third Avenue
                        	                    	 Variable
                                                  	 Trust
                                                  	(1 portfolio)
-----------------------------------------------------------------------




                                          NUMBER
             POSITION(S)                     OF        OTHER
               HELD      PRINCIPAL         FUNDS   DIRECTORSHIPS
 NAME AND       WITH      OCCUPATIONS    IN FUND     HELD BY
  DATE OF    FUND AND   DURING PAST 5   COMPLEX     TRUSTEE
   BIRTH     LENGTH OF       YEARS         	     -------
   -----        TIME       ---------    OVERSEEN
               SERVED                      BY
               ------                    TRUSTEE*
					---------
Madeline H.   Trustee   Member,             19         	 None
 McWhinney     since    Investment
   DOB:         1987    Committee
  3/11/22               New Jersey
                        Supreme Court
                        (1990-Present);
                        Member, Advisory
                        Board on
			Professional
                        Ethics, New
                        Jersey Supreme
                        Court
                        (1983-1998);
                        President, Dale,
                        Elliott & Company,
		        Inc. (Management
                        Consultant)
                        (1977-1994)
-----------------------------------------------------------------------
 Steven J.    Trustee   Private Investor;      19          Trustee of
 Paggioli      since    Executive Vice                Professionally
DOB: 4/3/50     1993    President,                       Managed
                        Secretary                        Portfolios
                         and Director,                 (19 portfolios);
                        Investment
                         Company
                        Administration,
                         LLC (1990-2001);
			Trustee, Professionally
			Managed Portfolios,
			(1991-2001)
			Consultant
			Formerly
			Executive
			Vice President,
			Secretary and
			Director, The
			Wadsworth Group
			(1986-2001);
                        Vice President,
                        Secretary and
                        Director, First
                        Fund Distributors,
                        Inc. (1991-2001)
-----------------------------------------------------------------------
   Eric       Trustee   Professor,         27       Trustee of
 Rakowski      since    University of              Third Avenue
DOB: 6/5/58     1999    California at            Trust (4 portfolios);
                        Berkeley School		   Trustee of
                         of Law      	        Third Avenue
                        (1990-Present);		     Variable
                        Visiting Professor,         Trust
                        Harvard Law School        (1 portfolio)
                        (1998-1999)
-----------------------------------------------------------------------
 Thomas R.    Trustee   Professor of        19          None
Schneeweis     since     Finance,
   DOB:         1987    University of
  5/10/47               Massachusetts
                        (1985-Present);
                        Managing Director,
			CISDM at the
                        University of
                        Massachusetts,
                        (1994-Present);
                        President and
                        Chief Executive
                        Officer, Schneeweis
                        Partners, LLC
                        (2001-Present)
-----------------------------------------------------------------------



*The  Fund  complex  consists of  The  Managers  Funds,
Managers AMG Funds, Managers Trust I and Managers Trust
II.

Interested Trustees

The  Trustees  in  the following table are  "interested
persons"  of the Trust within the meaning of  the  1940
Act.  Mr.  Healey is an interested person of the  Trust
within  the  meaning of the 1940 Act by virtue  of  his
positions   with,  and  interest  in   securities   of,
Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The
Managers Funds LLC and Managers Distributors, Inc.


	      POSITION(S) HELD	     			NUMBER		OTHER
NAME	      WITH FUND AND     PRINCIPAL OCCUPATIONS  OF FUNDS IN      DIRECTORSHIPS
AND DATE      LENGTH OF TIME     DURING PAST 5 YEARS    FUND COMPLEX   HELD BY TRUSTEE/OFFICER
OF BIRTH	 SERVED	 		      	      OVERSEEN BY
							TRUSTEE*
--------     ----------------    ---------------------  ------------- --------------------
Sean M.Healey	Trustee since	 President and Chief 	      27	     None
DOB:5/9/61	1999		 Operating Officer,
				 Affiliated Managers
				 Group,Inc.(1999-Present);
			         Director,Affiliated
				 Managers Group,Inc.
				 (2001-Present);
				 Executive Vice President,
				 Affiliated Managers Group,
				 Inc.(1995-1999); Vice
				 President, Goldman, Sachs
				 & Company (1987-1995)
--------     ----------------    ---------------------  ------------- --------------------
Peter M.	Trustee since    President and Chief 	       27	     None
Lebovitz	2002 and	 Executive Officer,
DO :1/18/55	President since	 The Managers Funds
		1999		 LLC (1999-Present);
				 President, Managers
				 Distributors, Inc. (2000-
				 Present); Director of
				 Marketing, The Managers
				 Funds, LP (1994-1999);
				 Director of Marketing,
				 Hyperion Capital
				 Management, Inc. (1993-
				 1994); Senior Vice
				 President, Greenwich
				 Asset Mgmt.,Inc. (1989-
				 1993)
--------   ---------------- ---------------------       -------------  --------------------




*The  Fund  complex  consists of  The  Managers  Funds,
Managers AMG Funds, Managers Trust I and Managers Trust
II

Officers
--------



		POSITION(S) HELD
		WITH FUND AND	 PRINCIPAL OCCUPATIONS
	        LENGTH OF TIME	 DURING PAST 5 YEARS
		   SERVED

-------------   ---------------- --------------------------------------

Galan G.Daukas	Chief Financial	  Chief Operating Officer,The Managers
DOB:10/24/63	Officer since     Funds LLC (2002-Present);
		2002		  Chief Financial Officer Managers AMG Funds,
				  Managers Trust I and Managers
				  Trust II (2002-Present); Chief Operating
				  Officer and Chairman of the Management
				  Committee, Harbor Capital Management Co., Inc.
				  (2000-2002); Chief Operating Officer, Fleet
				  Investment Advisors (1992-2000)
-------------   ---------------- ---------------------------------------
Donald S. 	Treasurer since   Director, Finance and Planning, The
Rumery		1995; Secretary   Managers Funds LLC,(1994-Present);
DOB:5/29/58	  since 1997	  Treasurer and Chief Financial Officer,
				  Managers Distributors, Inc. (2000-Present);
				  Secretary and Treasurer, Managers Trust I
				  and Managers Trust II (2000-Present);
				  Treasurer, Managers AMG Funds (1999-Present)
-------------   ---------------- --------------------------------------

Trustee Share Ownership



				Dollar Range of		Aggregate Dollar
				Equity Securities in 	Range of Equity
				the Funds Beneficially 	Securities in
				Owned as of 		All Registered
				December 31, 2003	Investment Companies
							Overseen by Trustee in
							Family of Investment
							Companies* Beneficially
							Owned as of December 31, 2003
				----------------------	-----------------------------

INDEPENDENT TRUSTEES:
---------------------
Jack W. Aber			$10,001 to $50,000	$50,001 to $100,000
William E. Chapman II		  Over $100,000		Over $100,000
Edward J. Kaier			  Over $100,000		Over $100,000
Madeline H. McWhinney		  Over $100,000		Over $100,000
Steven J. Paggioli		  Over $100,000		Over $100,000
Eric Rakowski			  $10,001 to $50,000	$10,001 to $50,000
Thomas R. Schneeweis		      None		$10,001 to $50,000

------------------------------
INTERESTED TRUSTEES:
--------------------
Sean M. Healey			  $50,001 to $100,000	Over $100,000
Peter M. Lebovitz		    Over $100,000	Over $100,000





* The Managers Funds Family of Funds consists of The
Managers Funds, Managers AMG Funds, Managers Trust I, and Managers Trust II.

Audit Committee

      The  Board  of  Trustees has an  Audit  Committee
consisting  of  the  independent Trustees.   Under  the
terms  of its charter, the Committee: (a) acts for  the
Trustees  in overseeing the Trust's financial reporting
and   auditing  processes;  (b)  receives  and  reviews
communications  from  the  auditors  relating  to   the
auditors'  review  of the Fund's financial  statements;
(c)  reviews and assesses the performance and  approves
the  compensation,  retention  or  termination  of  the
Trust's  independent auditors; (d)  meets  periodically
with  the  independent auditors to  review  the  annual
audits of the series of the Trust, including the  audit
of   the  Fund,  and  pre-approve  the  audit  services
provided by the independent auditors; (e) considers and
acts  upon  proposals for the independent  auditors  to
provide  non-audit  services  to  the  Trust   or   the
Investment Manager or its affiliates to the extent that
such  approval  is  required  by  applicable  laws   or
regulations;  (f)  considers  and  reviews   with   the
independent auditors matters bearing upon the auditors' status as "independent" under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

Trustees' Compensation

      The Trust compensates the Trustees based on their
services  to  all  series of the Trust,  including  the
Funds,  not  on  a series by series basis.   For  their
services as Trustees of The Managers Funds and other mutual funds within the Managers Funds Family of Funds for the fiscal year ended December 31, 2003, the Trustees were compensated as follows:

Compensation Table:




                                      Total Compensation
                                      from the
                    Aggregate         Fund and the
Name of             Compensation      Fund Complex
Trustee             from the Fund (a) Paid to Trustees (b)
-------		    ----------------- --------------------
Independent
Trustees:
Jack W. Aber           $25,000             $32,000
William E. Chapman, II $25,000             $32,500
Edward J. Kaier        $25,000		   $32,500
Madeline H. McWhinney  $25,000             $27,500
Steven J. Paggioli     $25,000             $26,500
Eric Rakowski          $25,000  	   $32,000
Thomas R. Schneeweis   $24,500             $26,500

Interested Trustees:
Sean M. Healey         None		    None
Peter M. Lebovitz      None		    None
____________________




____________________

(a)  Compensation is calculated for the 12 months ended December
     31, 2003. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)  Total  compensation  includes  compensation   paid
     during the 12-month period ended December 31, 2003
     for  services  as Trustees of The Managers  Funds,
     Managers  AMG  Funds,  Managers  Trust  I   and/or
     Managers Trust II.

      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders of Securities

     As  of April 6, 2004, 2004, the following entities
owned  of record more than 5% of the outstanding shares
of  the  Managers Class of either Fund.   Each  of  the
following entities is an omnibus account-holder holding
Fund shares on behalf of its customers.



    Managers Special Equity Fund
    Charles Schwab & Co., Inc., San Francisco, CA 1            23%
    National Financial Services Corp., New York, NY 1           9%
    Fidelity Investments Institutional, Covington, KY           8%
    The Vanguard Group, Valley Forge, PA                        6%

    Managers International Equity Fund
    Charles Schwab & Co., Inc., San Francisco, CA 1            27%
    National Financial Services Corp., New York, NY 1          13%




    Merrill  Lynch Pierce Fenner & Smith, Jacksonville,FL      10%
    PFPC Brokerage Services, King of Prussia, PA1               7%



      The Trust did not know of any person who, as of April 6, 2004, beneficially owned 5% or more of the outstanding shares of the Managers Class of the Funds.
The Trust did not know of any person or entity who, as of April 6, 2003, owned beneficially or of record more than 5% of the outstanding shares of the R Class or I
Class shares of the Funds.

Management Ownership

     As  of  April  6,  2003, all management  personnel
(i.e.,   Trustees  and  Officers)  as  a  group   owned
beneficially less than 1% of the outstanding shares of each class of each Fund.

                    MANAGEMENT OF THE FUNDS

Investment Manager and Subadvisors

     The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The
Managers Funds LLC serves as investment manager to the Funds pursuant to a Fund Management Agreement (the
"Fund  Management  Agreement")  dated  April  1,  1999.
Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The Managers Funds LLC, serves as the distributor of the Funds. The Managers
Funds LLC is a subsidiary of Affiliated Managers Group,
Inc. ("AMG"), and AMG serves as the Managing Member of The Managers Funds LLC. AMG is located at 600 Hale
Street, Prides Crossing, Massachusetts 01965.

     The   assets  of  each  Fund  are  managed  by   a
Subadvisor  or  a team of Subadvisors selected  by  the
Investment Manager, subject to the review and  approval
of the Trustees.  The Investment Manager enters into an
advisory  agreement  with each Subadvisor  known  as  a
"Subadvisory  Agreement."  The Investment Manager  also
serves  as  administrator of each Fund and carries  out
the  daily  administration of the Trust and the  Funds.
The  Investment Manager and its corporate  predecessors
have   over   20  years  of  experience  in  evaluating
Subadvisors    for   individuals   and    institutional
investors.

     The  Investment Manager recommends Subadvisors for
the   Trust  to  the  Trustees  based  upon  continuing
quantitative   and   qualitative  evaluation   of   the
Subadvisor's  skills  in  managing  assets  subject  to
specific investment styles and strategies.  Unlike many
other  mutual funds, the Funds benefit from independent
asset  manager specialists carefully selected from  the
investment  management industry.  Short-term investment
performance, by itself, is not a significant factor  in
selecting   or  terminating  a  Subadvisor,   and   the
Investment Manager does not expect to make frequent changes of Subadvisors.

     For  each  Fund, the Investment Manager  allocates
the  Fund's assets among the Subadvisor(s) selected for
the  Fund.  Each Subadvisor has discretion, subject  to
oversight  by the Trustees and the Investment  Manager,
to  purchase and sell portfolio assets, consistent with
the   Fund's   investment  objectives,   policies   and
restrictions.    Generally,  the   services   which   a
Subadvisor  provides  to a Fund are  limited  to  asset
management and related recordkeeping services. However,
a   Subadvisor  or  its  affiliated  broker-dealer  may
execute  portfolio transactions for a Fund and  receive
brokerage  commissions, or markups, in connection  with
the  transaction  as  permitted by Sections  17(a)  and
17(e)  of  the 1940 Act, and the terms of any exemptive
order issued by the Securities and Exchange Commission.
A  Subadvisor may also serve as a discretionary or non-
discretionary  investment  advisor  to  management   or
advisory accounts which are unrelated in any manner to the Funds or Investment Manager and its affiliates.

      The  Subadvisor(s)  to the Funds  are  set  forth
below.   The  information  has  been  supplied  by  the
respective Subadvisor.

Special Equity Fund
*    Donald Smith & Co., Inc.
*    Kern Capital Management LLC
*    Essex Investment Management Company, LLC
*    Skyline Asset Management, L.P.
*    Westport Asset Management, Inc.

International Equity Fund

  *    Bernstein Investment Research and Management
  *    Mastholm Asset Management, L.L.C. ("Mastholm")
  *    Lazard Asset Management LLC

Compensation of Investment Manager and Subadvisors

     As  compensation  for  the  investment  management
services  rendered and related expenses under the  Fund
Management Agreement, each Fund has agreed to  pay  the
Investment Manager an investment management fee,  which
is computed daily as a percentage of the average of the
value  of  the net assets of the Fund and may  be  paid
monthly.  As compensation for the investment management
services  rendered  and  related  expenses  under   the
Subadvisory  Agreement,  the  Investment  Manager   has
agreed to pay each Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid quarterly based on the average daily net assets that the Subadvisor manages. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from a Fund and does not increase the expenses of a Fund.

      During the last three fiscal years ended December
31, 2001, 2002 and 2003 the Investment Manager was paid
the   following  fees  by  the  Funds  under  the  Fund
Management Agreement.




Fund                       	2001        2002        2003

Special Equity Fund           $19,582,869 $19,461,043   $22,084,470
International Equity Fund       5,309,088   4,023,769     2,599,973



      During the last three fiscal years ended December
31, 2001, 2002 and 2003 the Subadvisors were paid the following fees by the Investment Manager under the Subadvisory Agreements in effect.



Fund                        		2001         	2002      	2003

Special Equity Fund
     Donald Smith & Co., Inc. 		N/A     	449,844 	2,124,390
     Goldman Sachs Asset Management (b) 1,981,480	1,786,118   	N/A
     Pilgrim, Baxter &
	Associates, Ltd. (b)		2,333,282	1,985,668    	2,458,895
     Westport Asset Management		2,735,457	2,530,099	2,620,361
     Kern Capital Management LLC	1,792,164	1,850,127	2,411,667
     Skyline Asset Management, L.P. 	1,288,207 	2,080,941     	2,383,211
     Essex Investment Management
      Company, LLC                        N/A       	N/A     	   71,417

International Equity Fund
     Deutsche Investment Management
      Americas, Inc.      (b) (c)     	969,458   	722,891     	341,881
     Lazard Asset Management		952,398   	159,785   	113,704
     Mastholm Asset Management, L.L.C.	993,926   	701,206     	425,238
     Bernstein Investment Research
         and Management                   N/A   	602,178     	501,521


  (a) The Subadvisor no longer provides services to the Fund. The amounts listed reflect fees earned and paid to the subadvisor prior to termination of the Subadvisory Agreement.
  (b)  Formerly known as Zurich Scudder Investments, Inc.

Fee Waivers and Expense Limitations

      From  time  to time, the Investment  Manager  may
agree  to  waive all or a portion of the fee  it  would
otherwise  be  entitled to receive from  a  Fund.   The
Investment  Manager may waive all or a portion  of  its
fee  for a number of reasons, such as passing on to the
Fund  and  its  shareholders  the  benefit  of  reduced
portfolio management fees resulting from a waiver by  a
Subadvisor  of  all or a portion of the fees  it  would
otherwise  be  entitled to receive from the  Investment
Manager  with respect to a Fund. The Investment Manager
may also waive all or a portion of its fees from a Fund
for  other reasons, such as attempting to make a Fund's
performance  more  competitive as compared  to  similar
funds.  The effect of the fee waivers in effect at  the
date of this Statement of Additional Information on the
management  fees payable by the Funds is  reflected  in
the   tables  below  and  in  the  Expense  Information
(including footnotes thereto) located in the  front  of
each  of  the Fund's Prospectus.  Voluntary fee waivers
by  the Investment Manager or by any Subadvisor may  be
terminated or reduced in amount at any time and  solely
in   the  discretion  of  the  Investment  Manager   or
Subadvisor concerned. Shareholders will be notified of any change on or about the time that it becomes effective. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.

Fund Management and Subadvisory Agreements

     The   Managers  Funds  LLC  serves  as  investment
manager  to  each Fund pursuant to the Fund  Management
Agreement.   The Fund Management Agreement permits  the
Investment Manager to, from time to time, engage one or
more  Subadvisors to assist in the performance  of  its
services.   Pursuant to the Fund Management  Agreement,
the  Investment  Manager has entered  into  Subadvisory
Agreements with each Subadvisor selected for the Funds of the Trust.

     The  Fund Management Agreement and the Subadvisory
Agreements provide for an initial term of two years and
thereafter shall continue in effect from year  to  year
so  long  as such continuation is specifically approved
at  least annually by the Trustees of the Trust who are
not  parties to the agreements or "interested  persons"
(as  defined in the 1940 Act) of any such  party.   The
Fund   Management   Agreement   and   the   Subadvisory
Agreements may be terminated, without penalty,  by  the
Board  of  Trustees,  by vote  of  a  majority  of  the
outstanding voting securities (as defined in  the  1940
Act)  by the Investment Manager or (in the case of  the
Subadvisory  Agreement) by the Subadvisor on  not  more
than 60 days' written notice to the other party and  to
the  Fund.   The  Fund  Management  Agreement  and  the
Subadvisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.


     The  Fund  Management Agreement provides that  the
Investment Manager is specifically responsible for:

     *      supervising  the  general  management   and
investment of the assets and securities portfolio of each Fund;

     * providing overall investment programs and strategies for each Fund;

     * selecting and evaluating the performance of Subadvisors for each Fund and allocating the Fund's assets among these Subadvisors;

     *    providing    financial,    accounting     and
          statistical    information    required    for
          registration statements and reports with the Securities and Exchange Commission; and

     *    providing  the  Trust with the office  space,
          facilities and personnel necessary to  manage
          and administer the operations and business of
          the  Trust,  including compliance with  state
          and   federal   securities  and   tax   laws,
          shareholder communications and recordkeeping.

     The Funds pay all expenses not borne by the Investment Manager or their respective Subadvisor(s) including, but not limited to, the charges and expenses of the Funds' custodian and transfer agent, independent auditors and legal counsel for the Funds, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, a Subadvisor or their affiliates, other than affiliated registered investment companies.

     Each Subadvisory Agreement requires the Subadvisor
to   provide  fair  and  equitable  treatment  to   the
applicable   Fund   in  the  selection   of   portfolio
investments   and   the   allocation   of    investment
opportunities.   However,  it  does  not   obligate   a
Subadvisor to acquire for a Fund a position in any investment which any of a Subadvisor's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

     Although   the   Subadvisor(s)  makes   investment
decisions for a Fund independent of those for its other
clients, it is likely that similar investment decisions
will  be  made  from time to time.   When  a  Fund  and
another  client  of  a  Subadvisor  are  simultaneously
engaged  in the purchase or sale of the same  security,
the  transactions  are,  to  the  extent  feasible  and
practicable,  averaged as to price and  the  amount  is
allocated  between  a  Fund  and  the  other  client(s)
pursuant  to  a methodology considered equitable  by  a
Subadvisor.  In specific cases, this system could  have
an  adverse  affect  on  the price  or  volume  of  the
security  to be purchased or sold by a Fund.   However,
the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit a Fund.

      The  Trust  has obtained from the Securities  and
Exchange  Commission an exemptive order  which  permits
the  Investment Manager, subject to certain conditions,
to  enter  into Subadvisory Agreements with Subadvisors
approved by the Trustees but without the requirement of
shareholder   approval.   Under  the  terms   of   this
exemptive  order,  the  Investment  Manager  is   able,
subject  to  the approval of the Trustees  but  without
shareholder approval, to employ new Subadvisors for new
or  existing  Funds, change the terms of  a  particular
Subadvisory  Agreement or continue  the  employment  of
existing  Subadvisors after events that under the  1940
Act and the Subadvisory Agreement would be an automatic
termination  of  the  Subadvisory Agreement.   Although
shareholder  approval  will not  be  required  for  the
termination of Subadvisory Agreements, shareholders  of
a  Fund  will  continue to have the right to  terminate
such Subadvisory Agreements for the Fund at any time by
a   vote  of  a  majority  of  the  outstanding  voting
securities of the Fund.

       The   following  table  illustrates  the  annual
management fee rates currently paid by each Fund to the
Investment  Manager, together with the portion  of  the
management  fee  that  is retained  by  the  Investment
Manager   as   compensation  for  its  services,   each
expressed as a percentage of the Fund's average net assets. The remainder of the management fee is paid to the Subadvisors.







                              TOTAL              MANAGER'S
 NAME OF                    MANAGEMENT            PORTION
 FUND                         FEE                 OF THE
                                                   TOTAL
                                                  MANAGEMENT

Special Equity Fund          0.90%                0.40%
 International  Equity        0.90%                0.40%
 Fund


Approval   of  Investment  Management  and  Subadvisory
Agreements

      The  Board  of  Trustees, including  all  of  the
Trustees that are not "interested persons" of the Trust
(the   "Independent  Trustees"),  have   approved   the
Investment  Management Agreement  with  the  Investment
Manager  and  the  Subadvisory Agreements  between  the
Investment   Manager   and   the   Subadvisors.     The
Independent  Trustees  were separately  represented  by
independent   counsel   in   connection   with    their
consideration of the approval of these agreements.   In
considering  the Investment Management and  Subadvisory
Agreements  for  the  Funds, the  Trustees  reviewed  a
variety  of  materials  relating  to  the  Funds,   the
Investment  Manager  and  the  Subadvisors,   including
comparative performance, fee and expense information for the Funds and other similar mutual funds and performance information for relevant benchmark indices.

     The Trustees reviewed information provided by the Investment Manager relating to its operations and personnel. Among other things, the Investment Manager provided a balance sheet and income statement, biographical information on its supervisory and professional staff and descriptions of the Subadvisor selection process and its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Investment Manager. In the course of their deliberations regarding the Investment
Management Agreement, the Trustees evaluated, among other things: (a) the nature and quality of the Investment Manager's process for selecting Subadvisors;
(b) the manner in which the Investment Manager monitors the Subadvisors' investment performance and consistency of investment approach; (c) the Investment Manager's administrative capabilities including its ability to supervise the Funds' other service providers; and (d) the Investment Manager's compliance programs including those related to personal investing.

     The Trustees reviewed information provided by the Subadvisors relating to their operations, personnel, investment philosophy, strategies and techniques.
Among other things, the Subadvisors provided balance sheets and income statements, biographical information on portfolio management and other professional staff, fee and performance information for other mutual funds managed by the Subadvisors and descriptions of investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. The Trustees also took into account similar information provided periodically throughout the previous year by the Subadvisory and the Investment Manager. In the course of their deliberations regarding each Subadvisory Agreement, the Trustees evaluated, among other things: (i) the services to be rendered by the Subadvisors; (ii) the qualification and experience of the Subadvisors' personnel; (iii) the Subadvisors' compliance programs including those related to personal investing; (iv) if initially retaining a Subadvisor (such a Subadvisor being a "New Subadvisor"), (A) the appropriateness of the particular investment strategy that the New
Subadvisor would employ in managing Fund assets (its
"Investment Strategy") for pursuing the Fund's investment objectives, (B) the consistency of the New
Subadvisor's adherence to the Investment Strategy in managing accounts of its other advisory clients that had hired the Subadvisor to employ the Investment
Strategy and (C) for Funds with multiple Subadvisors, how the New Subadvisor's Investment Strategy would complement the Investment Strategies of the Fund's existing Subadvisors (each, an "Existing Subadvisor");
(v) if approving the continuance of the Subadvisory
Agreement for an Existing Subadvisor, the consistency of the Existing Subadvisor's adherence to its Investment Strategy; and (vi) the Subadvisors' performance in employing their Investment Strategies.
The Trustees also took into account the financial condition of the Investment Manager and Subadvisors and, as applicable, their undertakings to maintain expense limitations for certain Funds.

     The Trustees reached the following conclusions regarding the Investment Management Agreement and each Subadvisory Agreement, among others: (A) the Investment
Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (C) the Investment Manager and the Subadvisor maintain appropriate compliance programs; (D) for a Subadvisory Agreement with a New Subadvisor, (1) the
New Subadvisor's Investment Strategy is appropriate for pursuing the Fund's investment objectives and (2) in the case of a Fund with multiple Subadvisors, the New
Subadvisor's Investment Strategy complements those of the Fund's other Subadvisors; (E) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (F) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

     Based on their conclusions, the Trustees determined that approval of the Investment Management and

Subadvisory Agreements would be in the interests of the Funds and their shareholders.

Proxy Voting Policies and Procedures

Proxies with respect to a Fund portfolio security are voted in accordance with the proxy voting policies and procedures of the Subadvisor responsible for managing the portion of the Fund's assets that includes the security with respect to which a proxy is solicited, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a "Cash Sweep Fund"), the
Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund's directors.
Descriptions of each Subadvisor's proxy voting policies and procedures are set forth in Appendix A to this Statement of Additional Information.

Beginning no later than August 1, 2004, each Fund's proxy voting record for the twelve month period ended
June 30, 2004 will be available (i) by calling 1-800-
835-3879, (ii) on the SEC's website at
http://www.sec.gov.

Code of Ethics

     The  Trustees have adopted a Code of Ethics  under
Rule 17j-1 of the 1940 Act on behalf of the Trust.  The
Code  of Ethics of the Trust incorporates the codes  of
ethics  of the Investment Manager, the Distributor  and
each  Subadvisor,  which codes are made  applicable  to
"access  persons" of the Trust that are also  employees
of  the  Investment  Manager, the Distributor  and  the
Subadvisors, respectively.  In combination, these codes
of  ethics generally require access persons to preclear
any   personal  securities  investment  (with   limited
exceptions   such   as  government  securities).    The
preclearance requirement and associated procedures  are
designed  to  identify any substantive  prohibition  or
limitation   applicable  to  the  proposed  investment.
Subject   to   compliance   with   these   preclearance
procedures,  access persons of the Trust who  are  also
access   persons   of  the  Investment   Manager,   the
Distributor   and  the  Subadvisors   may   invest   in
securities, including securities that may be purchased or held by the Funds.

Administrative Services; Distribution Arrangements

     Under  an Administration and Shareholder Servicing
Agreement between the Trust and the Investment Manager,
the  Investment  Manager also serves  as  Administrator
(the   "Administrator")  of   the   Trust.    Under   a
Distribution  Agreement  between  the  Trust  and   the
Distributor,  the Distributor serves as distributor  in
connection  with  the offering of each  Fund's  shares.
The  Distributor bears certain expenses associated with
the  distribution and sale of shares of the Funds.  The
Distributor acts as agent in arranging for the sale  of
the  Fund's  shares.  Shares of the R  Class  are  sold
without a sales load but are subject to the expenses of
a  Rule 12b-1 Plan of Distribution. In accordance  with
the  terms  of the Plan of Distribution, the  Fund  has
agreed  to  pay  the Distributor 0.40% of  the  average
daily  net assets of the Fund allocable to the R  Class
shares.   The Distributor will use all or a portion  of
the amounts received under the Plan of Distribution  to
finance   its  distribution  or  servicing  activities,
including making payments to financial intermediaries that offer R Class shares of the Fund to their clients through proprietary mutual fund "supermarkets" and similar platforms.

     Shares of the I Class and Managers Class are sold without a sales load and are not subject to the expenses of any Rule 12b-1 Plan of Distribution.

     The  Distribution Agreement between the Trust  and
the Distributor may be terminated by either party under
certain  specified circumstances and will automatically
terminate  on  assignment in the  same  manner  as  the
Investment   Management  Agreement.   The  Distribution
Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

Custodian

     The Bank of New York (the "Custodian"), 100 Church
Street,  New York, New York, is the Custodian  for  the
Funds.   It is responsible for holding all cash  assets
and  all  portfolio securities of the Funds,  releasing
and  delivering  such securities  as  directed  by  the
Funds,  maintaining bank accounts in the names  of  the
Funds,   receiving  for  deposit  into  such   accounts
payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

     The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

Transfer Agent

     Boston Financial Data Services, Inc., a subsidiary
of  State Street Bank and Trust Company, P.O. Box 8517,
Boston, Massachusetts 02266-8517, is the transfer agent
(the  "Transfer Agent") for the Funds.  PFPC  Brokerage
Services, P.O. Box 61487, King of Prussia, Pennsylvania
19406-0897,   is  the  sub-transfer   agent   for   the
ManagersChoice asset allocation accounts.

Independent Public Accountants

     PricewaterhouseCoopers LLP,  160  Federal  Street,
Boston, Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and may provide other audit, tax and related services.


            BROKERAGE ALLOCATION AND OTHER PRACTICES

     The   Subadvisory  Agreements  provide  that   the
Subadvisors place all orders for the purchase and  sale
of  securities which are held in each Fund's portfolio.
In   executing  portfolio  transactions  and  selecting
brokers  or  dealers,  it is the policy  and  principal
objective  of  each Subadvisor to seek best  price  and
execution.    It  is  expected  that  securities   will
ordinarily  be  purchased in the  primary  markets.   A
Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

      In  addition, when selecting brokers  to  execute
transactions  and in evaluating the best available  net
price and execution, a Subadvisor is authorized by  the
Trustees   to  consider  the  "brokerage  and  research
services" (as those terms are defined in Section  28(e)
of  the  Securities Exchange Act of 1934, as  amended),
provided  by  the  broker.  Each  Subadvisors  is  also
authorized  to  cause a Fund to pay a commission  to  a
broker   who  provides  such  brokerage  and   research
services for executing a portfolio transaction which is
in  excess  of the amount of commission another  broker
would  have charged for effecting that transaction.   A
Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which a Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.


     The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by a Subadvisor.

     The  fees  of each Subadvisor are not  reduced  by
reason  of their receipt of such brokerage and research
services.  Generally, a Subadvisor does not provide any
services   to   a  Fund  except  portfolio   investment
management  and  related recordkeeping  services.   The
Investment Manager has directed the Subadvisors to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

     During the last three fiscal years, the Funds paid the following brokerage fees:



Fund                     	2001      	2002      	2003

Special Equity Fund 		$2,990,622	$7,406,854	$7,748,167
International Equity Fund	 3,671,957	 2,347,968	 1,072,501



Brokerage Recapture Arrangements

      The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund. During the last three fiscal years, the Funds paid the following fees to the following list of brokers with which the Funds have entered into brokerage recapture arrangements:





Fund                      			2001    	2002    	2003

Special Equity Fund
*    Capital Institutional Services, Inc.    $91,448        $  79,226         $43,411
*     Salomon  Smith  Barney          	     199,082    	35,053         31,021
*    State Street Brokerage          	      20,000    	13,000         2,059
*    Donaldson & Co., Inc.         	      97,887    	27,989         6,100
*    BNY ESI & Co.           		      --    		    --        384,882
*    SEI  Investments                         --         	    --		39,775

International Equity Fund
*    State Street Brokerage        	    $133,400  		$27,857        $289
*     BNY  ESI  & Co.            	      --         	 40,942	         21,047




      Pursuant to these arrangements, subject to best price and execution, a Subadvisor may use a particular broker to execute trades for a Fund and the broker then pays certain of that Fund's expenses.


           PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

     Investors may open accounts with the Funds through
their  financial planners or investment  professionals,
or  by  the Trust in circumstances as described in  the
current  Prospectus.   Shares  may  also  be  purchased
through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

     Certain investors may purchase or sell Fund shares
through  broker-dealers  or  through  other  processing
organizations that may impose transaction fees or other
charges  in  connection  with  this  service.    Shares
purchased  in  this  way may be  treated  as  a  single
account for purposes of the minimum initial investment.
The  Funds may from time to time make payments to  such
broker-dealers or processing organizations for  certain
recordkeeping services.  Investors who do not  wish  to
receive  the services of a broker-dealer or  processing
organization may consider investing directly  with  the
Trust.    Shares   held  through  a  broker-dealer   or
processing  organization may be  transferred  into  the
investor's  name  by  contacting the  broker-dealer  or
processing organization or the Transfer Agent.  Certain
processing   organizations  and  others   may   receive
compensation  from the Investment Manager  out  of  its
legitimate  profits in exchange for selling  shares  or
for   recordkeeping   or  other   shareholder   related
services.

     Purchase  orders received by the Trust before  the
close  of  business  of  the New  York  Stock  Exchange
(usually 4:00 p.m. New York Time), c/o Boston Financial
Data  Services,  Inc.  at the  address  listed  in  the
current Prospectus on any Business Day will receive the
net  asset  value  computed that day.  Orders  received
after  that time from certain processing organizations,
which  have entered into special arrangements with  the
Fund,  will  also  receive that day's  offering  price,
provided   the   orders  the  processing   organization
transmits  to the Fund were accepted by the  processing
organization   before  4:00  p.m.   The  broker-dealer,
omnibus   processor  or  investment   professional   is
responsible  for promptly transmitting  orders  to  the
Trust.   Orders transmitted to the Trust at the address
indicated in the current Prospectus will be promptly forwarded to the Transfer Agent.

     Federal  Funds  or  Bank Wires  used  to  pay  for
purchase orders must be in U.S. dollars and received in
advance,  except  for certain processing  organizations
which  have entered into special arrangements with  the
Trust.   Purchases made by check are effected when  the
check   is  received,  but  are  accepted  subject   to
collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

      To ensure that checks are collected by the Trust,
if  shares purchased by check are sold before the check
has  cleared,  the  redemption  proceeds  will  not  be
processed until the check has cleared.  This  may  take
up  to  15  days unless arrangements are made with  the
Investment   Manager.   However,  during  this   15-day
period, such shareholder may exchange such shares  into
any series of the Trust.  The 15-day holding period for
redemptions  would  still  apply  to  shares   received
through such exchanges.

     If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares.
Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

Redeeming Shares

     Any  redemption orders in proper form received  by
the  Trust  before  4:00 p.m.  New  York  Time  on  any
Business   Day  will  receive  the  net   asset   value
determined at the close of regular business of the  New
York Stock Exchange on that day.  Orders received after
4:00  p.m. from certain processing organizations, which
have  entered into special arrangements with the  Fund,
will  also be redeemed at the net asset value  computed
that   day,   provided   the  orders   the   processing
organization transmits to the Fund were accepted by the processing organization before 4:00 p.m.

     Redemption orders received after 4:00 p.m. will be
redeemed at the net asset value determined at the close
of trading on the next Business Day.  Redemption orders
transmitted  to the Trust at the address  indicated  in
the  current  Prospectus will be promptly forwarded  to
the  Transfer  Agent.   If you are  trading  through  a
broker-dealer  or investment
advisor,  such  investment
professional  is responsible for promptly  transmitting
orders.   There  is  no redemption charge.   The  Trust
reserves  the  right  to  redeem  shareholder  accounts
(after 60 days notice) when the value of the Fund shares in the account falls below $500 for Managers
Class shares, $500 for R Class shares and $25,000 for I
Class shares due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

     If   the   Trust  determines  that  it  would   be
detrimental  to  the  best interest  of  the  remaining
shareholders of a Fund to make payment wholly or partly
in cash, payment of the redemption price may be made in
whole  or  in  part  by  a  distribution  in  kind   of
securities  from a Fund, in lieu of cash, in conformity
with the applicable rule of the Securities and Exchange
Commission.   If  shares  are  redeemed  in  kind,  the
redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset
Value," and such valuation will be made as of the same time the redemption price is determined.

     Investors  should  be aware that redemptions  from
the  Funds may not be processed if a redemption request
is not submitted in proper form.  To be in proper form,
the  request  must  include the shareholder's  taxpayer
identification number, account number, Fund number  and
signatures  of  all account holders.   All  redemptions
will  be  mailed  to  the  address  of  record  on  the
shareholder's   account.   In   addition,   if   shares
purchased  by  check  are sold  before  the  check  has
cleared,  the redemption proceeds will not be  sent  to
the  shareholder until the check has cleared.  This may
take  up  to 15 days unless arrangements are made  with
the  Investment Manager.  The Trust reserves the  right
to  suspend the right of redemption and to postpone the
date  of  payment upon redemption beyond seven days  as
follows: (i) during periods when the NYSE is closed for
other than weekends and holidays or when trading on the
NYSE is restricted as determined by the SEC by rule  or
regulation, (ii) during periods in which an  emergency,
as  determined by the SEC, exists that causes  disposal
by  the Funds of, or evaluation of the net asset  value
of,   portfolio   securities  to  be  unreasonable   or
impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

     An investor may exchange shares from the Funds into shares of any series of Managers AMG Funds, The
Managers Funds, Managers Trust I or Managers Trust II.
Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The
Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

     Holding your shares through a financial
intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Net Asset Value

     Each  Fund computes its net asset value  for  each
class  once daily on Monday through Friday on each  day
on  which the NYSE is open for trading, at the close of
business of the NYSE, usually 4:00 p.m. New York  Time.
The net asset value will not be computed on the day the
following legal holidays are observed: New Year's  Day,
Martin  Luther  King,  Jr. Day, Presidents'  Day,  Good
Friday,  Memorial  Day, Independence  Day,  Labor  Day,
Thanksgiving  Day  and Christmas Day.   The  Trust  may
close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

     The net asset value per share of each class of the
Fund  is  equal  to the Fund's net worth (assets  minus
liabilities allocable to the respective class)  divided
by  that  class's shares outstanding.  Fund  securities
listed  on  an exchange are valued at the  last  quoted
sale  price  on the exchange where such securities  are
primarily  traded on the valuation date, prior  to  the
close of trading on the NYSE, or, lacking any sales, at
the  last  quoted bid price on such principal  exchange
prior  to  the close of trading on the NYSE.  Over-the-
counter  securities are valued at the  Nasdaq  Official
Closing Price if one is available.  Otherwise, over-the-
counter securities are generally valued on the basis of
the  last quoted sales price, or lacking any sales,  on
the basis of the last quoted bid price.  Securities and
other  instruments for which market quotations are  not
readily   available  are  valued  at  fair  value,   as
determined in good faith and pursuant to procedures established by the Trustees.

Dividends and Distributions

     Each   Fund   declares  and  pays  dividends   and
distributions as described in the current Prospectus.

     If  a shareholder has elected to receive dividends
and/or  distributions in cash and the postal  or  other
delivery service is unable to deliver the checks to the
shareholder's  address of record, the dividends  and/or
distribution will automatically be converted to  having
the   dividends  and/or  distributions  reinvested   in
additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

Distribution Plan

      The  Trust  has  adopted a "Plan of  Distribution
Pursuant to Rule 12b-1" (the "Distribution Plan")  with
respect  to the R Class of shares of each Fund.   Under
the  Distribution Plan, the Trust may engage,  directly
or  indirectly,  in financing any activities  primarily
intended  to  result  in the sale of  R  Class  shares,
including,  but not limited to, (1) making payments  to
underwriters, securities dealers and others engaged  in
the   sale  of  shares,  including  payments   to   the
Distributor  to compensate or reimburse  other  persons
for engaging in such activities and (2) paying expenses
or  providing reimbursement of expenditures incurred by
the Distributor or other persons in connection with the
offer or sale of shares, including expenses relating to
the   formulation  and  implementation   of   marketing
strategies  and promotional activities such  as  direct
mail   promotions  and  television,  radio,  newspaper,
magazine   and   other  mass  media  advertising,   the
preparation,   printing  and  distribution   of   sales
literature  and  reports  for  recipients  other   than
existing shareholders of the Trust, and obtaining  such
information,  analyses  and  reports  with  respect  to
marketing  and  promotional  activities  and   investor
accounts  as  the Trust may, from time  to  time,  deem
advisable.   The Trust and the Funds are authorized  to
engage  in  the activities listed above, and  in  other
activities primarily intended to result in the sale  of
R  Class  shares,  either  directly  or  through  other
persons   with   which  the  Trust  has  entered   into
agreements  pursuant  to the Distribution  Plan.    The
Board  of  Trustees  has  authorized  payments  to  the
Distributor  equal on an annual basis to 0.40%  of  the
average annual net assets of each Fund allocable to the
R   Class   shares.   A  Fund's   payments  under   the
Distribution Plan are treated as expenses of the Fund's
R Class and no portion of these payments is allocated to Managers Class or I Class shares.

                       CERTAIN TAX MATTERS

     The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United
States) subject to special treatment under the federal income tax laws.

     EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER
OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX
CONSEQUENCES OF AN INVESTMENT IN THE FUND, INCLUDING
THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL,
FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF
CHANGES IN FEDERAL OR OTHER TAX LAWS.  THIS DISCUSSION
IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX
PLANNING.

Federal Income Taxation of Funds-in General

     The following discussion is a general summary of certain current federal income tax laws regarding the Funds and investors in the shares. Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income
(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) invest the Fund's assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund's total assets be invested in the securities
(other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

     If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as corporate dividends to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     If each Fund qualifies as a regulated investment company, it will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year.
For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund's Investments

     Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price.
Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code.
Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions.  Certain of each
Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Taxation of Shareholders

     Distributions of net realized short-term capital
gains by the Fund to shareholders who are liable for
federal income taxes will generally be taxed as
ordinary income to such shareholders.  However, under
the Jobs and Growth Tax Relief Reconciliation Act of
2003 (effective for tax years 2003 through 2008) (the
"Jobs and Growth Act"), ordinary income distributions
relating to dividend income received by the Fund will
generally constitute qualified dividend income eligible
for a maximum rate of 15% to individuals, trusts and
estates.  Under the Jobs and Growth Act if the
aggregate amount of qualified dividend income received
by the Fund during any taxable year is less than 95% of
the Fund's gross income (as specifically defined for
that purpose), such distributions will be eligible for
a maximum rate of 15% to individuals, trusts and
estates only if and to the extent designated by the
Fund as qualified dividend income.  The Fund may
designate such distributions as qualified dividend
income only to the extent the Fund itself has qualified
dividend income for the taxable year with respect to
which such distributions are made.   Qualified dividend
income is generally dividend income from taxable domestic corporations and certain foreign corporations
(e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the "holding period requirement"). In order to be eligible for the 15% maximum rate on distributions from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period.
Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquires other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

     Dividends paid by each Fund may be eligible for the 70% dividends-received deduction for corporations.
The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations.

     Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

     Distributions by a Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Shareholders

     Dividends of net investment income and
distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations.
Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United
States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

     In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the current rate of 30% for the calendar year 2003 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of a Fund's shares unless an appropriate IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S.
federal estate tax purposes.

Foreign Taxes

     Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S.
issuer withheld by a foreign country at the source.
The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

Tax-Exempt Investors

     If a shareholder that is a benefit plan investor
(e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization
(a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax-Exempt Investor's income from its investment in a Fund for the year generally would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes

     Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws.
Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in a Fund.

Other Taxation

     Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor either
Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT
THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE,
LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND
IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

                        PERFORMANCE DATA

     From time to time, the Funds may quote performance
in  terms of yield, actual distributions, total  return
or  capital  appreciation in reports, sales literature,
and  advertisements  published by the  Funds.   Current
performance information for each of the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in each Fund's Prospectus.


Average Annual Total Return

     The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                       P (1 + T)^N = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return
N = number of years
ERV  =  ending  redeemable value  of  the  hypothetical
$1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

     The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

     Average annual total returns are not shown for the Fund's R Class or I Class shares because they have less than one year of returns. Average annual total returns for the Fund's Managers Class shares for the periods ended December 31, 2003 were as follows:



Fund                  		1  Year        5 Years     	10  Years	Since Inception*

Special Equity Fund		42.50        	8.94     	12.10        	13.99
International Equity Fund       33.21     	-0.50      	5.17    	9.80



*Special  Equity Fund commenced operations on  June  1,
1984.   International Equity Fund commenced  operations
on December 31, 1985.

After Tax Returns

Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

                         P(1+T)^n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions) n = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes);
the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average annual total returns (after taxes on distributions) are not shown for the Fund's R Class or I Class shares because they have less than one year of returns. Average annual total returns (after taxes on distributions) for the Fund's Managers Class shares for the periods ended December 31, 2003 were as follows:




Fund                  		1  Year        5 Years     	10  Years	Since Inception*

Special Equity Fund		42.50          7.89		10.68                n/a
International Equity Fund       32.67		-1.18            4.22        	     n/a



*Average annual total returns (after taxes or distributions) since inception for each Fund cannot be computed due to the effect of fluctuations in the historical highest marginal tax rate.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

                         P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemption) n = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes);
the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds.
The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return
(after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Average annual total returns (after taxes on distributions and redemptions) are not shown for the Funds' R Class or I Class shares because they have less than one year of returns. The following table shows the average annual total returns (after taxes on distributions and redemptions) for the Fund's Managers
Class shares for the periods ended December 31, 2003.



Fund                  		1  Year     5 Years     10  Years	Since Inception*


Special Equity Fund  		27.63        7.24        9.94         	     n/a
International Equity Fund       21.58       -0.63   	 4.12                n/a



*Average annual total returns (after taxes or distributions and redemptions) since inception for each Fund cannot be computed due to the effect of fluctuations in the historical highest marginal tax rate.

Performance Comparisons

     Each  of the Funds may compare its performance  to
the  performance of other mutual funds  having  similar
objectives.   This comparison must be  expressed  as  a
ranking    prepared   by   independent   services    or
publications  that monitor the performance  of  various
mutual   funds   such  as  Lipper,   Inc.   ("Lipper"),
Morningstar, Inc., ("Morningstar") and IBC  Money  Fund
Report  ("IBC").  Lipper prepares the "Lipper Composite
Index,"  a performance benchmark based upon the average
performance  of  publicly  offered  stock  funds,  bond
funds,  and  money market funds as reported by  Lipper.
Morningstar,  a widely used independent research  firm,
also   ranks   mutual  funds  by  overall  performance,
investment   objectives   and   assets.    The   Funds'
performance may also be compared to the performance  of
various  unmanaged  indices such as  the  Russell  2000
Index,  Standard  &  Poor's 500 Composite  Stock  Price
Index, the Standard & Poor's 400 Composite Stock  Price
Index or the Dow Jones Industrial Average.

Massachusetts Business Trust

     Each Fund is a series of a "Massachusetts business
trust."  A  copy of the Declaration of  Trust  for  the
Trust is on file in the office of the Secretary of  the
Commonwealth  of  Massachusetts.   The  Declaration  of
Trust and the By-Laws of the Trust are designed to make
the  Trust  similar in most respects to a Massachusetts
business   corporation.    The  principal   distinction
between the two forms concerns shareholder liability and are described below.

     Under  Massachusetts law, shareholders of  such  a
trust   may,  under  certain  circumstances,  be   held
personally  liable as partners for the  obligations  of
the  trust.   This is not the case for a  Massachusetts
business  corporation.   However,  the  Declaration  of
Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, obligation, instrument or undertaking made on behalf of the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No   personal   liability  will  attach   to   the
shareholders  under  any  undertaking  containing  such
provision  when  adequate notice of such  provision  is
given,  except  possibly in a few jurisdictions.   With
respect   to   all  types  of  claims  in  the   latter
jurisdictions,  (i) tort claims, (ii)  contract  claims
where  the  provision referred to is omitted  from  the
undertaking,  (iii) claims for taxes, and (iv)  certain
statutory   liabilities  in  other   jurisdictions,   a
shareholder may be held personally liable to the extent
that  claims are not satisfied by the Trust.   However,
upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Trust. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Trust.

     The Declaration of Trust further provides that the
name  of  the Trust refers to the Trustees collectively
as Trustees, not as individuals or personally, and that
no Trustee, officer, employee or agent is liable to any
third  persons  in connection with the affairs  of  the
Trust,  except if the liability arises from his or  its
own bad faith, willful misfeasance, gross negligence or
reckless  disregard of his or its duties to such  third
persons.  It also provides that all third persons shall
look  solely  to  the property of  the  Trust  for  any
satisfaction of claims arising in connection  with  the
affairs of the Trust.  With the exceptions stated,  the
Trust's  Declaration of Trust provides that a  Trustee,
officer,   employee  or  agent  is   entitled   to   be
indemnified against all liability in connection with the affairs of the Trust.

     The  Trust  shall continue without  limitation  of
time  subject  to the provisions in the Declaration  of
Trust   concerning  termination  by   action   of   the
shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Business
Trust" above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The
Trustees have authorized the issuance of three classes of shares of the Funds - the Managers Class, R Class and I Class.

     The  Declaration of Trust permits the Trustees  to
issue an unlimited number of full and fractional shares
(no  par value) of one or more series and to divide  or
combine  the  shares  of  any  series,  if  applicable,
without  changing the proportionate beneficial interest
of  each  shareholder in any Fund or assets of  another
series, if applicable.  Each share of a Fund represents
an  equal proportional interest in that Fund with  each
other  share.  Upon liquidation of a Fund, shareholders
are  entitled  to share pro rata in the net  assets  of
that   Fund   available   for  distribution   to   such
shareholders.    See  "Massachusetts  Business   Trust"
above.   Shares  of  the Funds have  no  preemptive  or
conversion rights and are fully paid and nonassessable.
The rights of redemption and exchange are described  in
the  current  Prospectus  and  in  this  Statement   of
Additional Information.

     The  shareholders of each Fund are entitled to one
vote for each share (or a proportionate fractional vote
in  respect of a fractional share held), on matters  on
which  shares  of the Fund shall be entitled  to  vote.
Whenever   shareholders  are  otherwise   required   or
permitted to vote on a matter, the shareholders of each
class  of  a  Fund shall vote together with all  other,
classes of the Fund with respect to the matter,  except
that  when  required  by applicable  law  or  when  the
Trustees  have determined that the matter to  be  voted
upon  affects only the interests of one or more classes
of  the  Fund, then only shareholders of that class  or
classes  shall  be  entitled to  vote  on  the  matter.
Subject  to the 1940 Act, the Trustees themselves  have
the  power to alter the number and the terms of  office
of  the  Trustees, to lengthen their own terms,  or  to
make  their  terms  of  unlimited duration  subject  to
certain  removal  procedures,  and  appoint  their  own
successors,  provided however, that  immediately  after
such appointment the requisite majority of the Trustees
have  been  elected by the shareholders of  the  Trust.
The voting rights of shareholders are not cumulative so
that holders of more than 50% of the shares voting can,
if they choose, elect all Trustees being selected while
the  shareholders  of  the remaining  shares  would  be
unable  to elect any Trustees.  It is the intention  of
the   Trust   not  to  hold  meetings  of  shareholders
annually.    The   Trustees  may   call   meetings   of
shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

     Shareholders of the Trust have the right, upon the
declaration in writing or vote of more than  two-thirds
of  its  outstanding shares, to remove a  Trustee  from
office.    The   Trustees  will  call  a   meeting   of
shareholders to vote on removal of a Trustee  upon  the
written  request of the record holders of  10%  of  the
shares of the Trust.  In addition, whenever ten or more
shareholders  of  record who have been shareholders  of
record for at least six months prior to the date of the
application,  and  who  hold in  the  aggregate  either
shares  of  the Funds having a net asset  value  of  at
least $25,000 or at least 1% of the Trust's outstanding
shares,  whichever is less, shall apply to the Trustees
in  writing, stating that they wish to communicate with
other  shareholders with a view to obtaining signatures
to request a meeting for the purpose of voting upon the
question  of  removal  of  any  of  the  Trustees   and
accompanies  by  a  form of communication  and  request
which  they wish to transmit, the Trustees shall within
five  business  days after receipt of such  application
either: (1) afford to such applicants access to a  list
of  the  names  and  addresses of all  shareholders  as
recorded on the books of the Trust; or (2) inform  such
applicants as to the approximate number of shareholders
of  record, and the approximate cost of mailing to them
the  proposed  shareholder communication  and  form  of
request.   If the Trustees elect to follow the  latter,
the   Trustees,  upon  the  written  request  of   such
applicants  accompanied by a tender of the material  to
be  mailed  and  the  reasonable expenses  of  mailing,
shall,  with reasonable promptness, mail such  material
to  all  shareholders of record at their  addresses  as
recorded on the books, unless within five business days
after  such  tender  the Trustees shall  mail  to  such
applicants and file with the SEC, together with a  copy
of  the  material  to  be mailed, a  written  statement
signed  by at least a majority of the Trustees  to  the
effect  that  in  their  opinion either  such  material
contains  untrue statements of fact or omits  to  state
facts   necessary  to  make  the  statements  contained
therein  not  misleading, or would be in  violation  of
applicable  law,  and  specifying  the  basis  of  such
opinion.   After  opportunity  for  hearing  upon   the
objections  specified in the written statements  filed,
the SEC may, and if demanded by the Trustees or by such
applicants shall, enter an order either sustaining  one
or  more objections or refusing to sustain any of  such
objections,  or  if,  after  the  entry  of  an   order
sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees have authorized the issuance and sale
to  the  public of shares of series of the Trust.   The
Trustees  may  authorize  the  issuance  of  additional
series of the Trust.  The proceeds from the issuance of
any  additional series would be invested  in  separate,
independently   managed   portfolios   with    distinct
investment  objectives, policies and restrictions,  and
share   purchase,  redemption  and  net   asset   value
procedures.   All consideration received by  the  Trust
for shares of any additional series, and all assets  in
which  such consideration is invested, would belong  to
that series, subject only to the rights of creditors of
the  Trust  and  would be subject  to  the  liabilities
related thereto.  Shareholders of the additional series
will  approve the adoption of any management  contract,
distribution   agreement  and  any   changes   in   the
investment  policies  of  the  Funds,  to  the   extent
required by the 1940 Act.

Additional Information

     This  Statement of Additional Information and  the
Prospectus  do  not  contain  all  of  the  information
included  in  the Trust's Registration Statement  filed
with the SEC under the 1933 Act.  Pursuant to the rules
and  regulations of the SEC, certain portions have been
omitted.   The  Registration Statements, including  the
Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

     Statements   contained   in   the   Statement   of
Additional  Information and the  Prospectus  concerning
the  contents or any contract or other document are not
necessarily  complete, and in each instance,  reference
is  made to the copy of such contract or other document
filed  as  an  Exhibit  to the applicable  Registration
Statement.   Each  such statement is qualified  in  all
respects by such reference.

     No  dealer, salesman or any other person has  been
authorized  to  give any information  or  to  make  any
representations,  other  than those  contained  in  the
Prospectus or this Statement of Additional Information,
in  connection with the offer of shares  of  the  Funds
and,  if  given or made, such other representations  or
information  must  not be relied upon  as  having  been
authorized  by the Trust, the Funds or the Distributor.
The   Prospectus  and  this  Statement  of   Additional

Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

                      FINANCIAL STATEMENTS

     The Fund's audited Financial Statements for the fiscal year ended December 31, 2003 and the related
Notes to the Financial Statements for the Fund, as well as the Report of Independent Accountants, PricewaterhouseCoopers LLP, are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report for the fiscal year ended
October 31, 2003 filed with the Securities and Exchange
Commission. The Fund's 2003 Annual Report is available without charge by calling The Managers Funds at (800)
835-3879 or by visiting our website at
www.managersamg.com or on the SEC's website at www.sec.gov.

Date of Annual Report; Date of Filing of Annual Report;
12/31/03; 		3/10/04;

Accession Number:
0000720309-04-000018

Appendix A

Special Equity Fund

Donald Smith & Co., Inc.

As Donald Smith's primary goal is to maximize the value of the Funds' investment portfolios, it maintains a proxy voting policy that best serves the interest of the Fund in its capacity as shareholder of a company. Donald Smith normally votes in support of company management on "routine" proposals, but votes against proposals that Donald Smith believes would negatively impact the long-term value of the Fund's share of a company. Donald Smith votes against almost all proposals that would hinder the realization of maximum value for shareholders. More specifically Donald Smith votes for:

  *    Confidential voting.
  *    Shareholders must approve any poison pills or rights plan.
  *    Repeal of Section 203 of Delaware law.
  *    Annual election of Directors and against staggered Boards.
  *    Cumulative voting.
  * Maintaining liability of Directors for gross negligence and malfeasance.
  * Vote against large dilution of shareholders, except company specific exceptions.

The examples above are provided to give a general indication on how Donald Smith votes proxies on certain issues. Thus, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes. Therefore, actual proxy votes may differ from the guidelines presented.

Donald Smith is very sensitive to conflicts of interest that could possibly arise in the proxy voting process. Donald Smith remains committed to resolving any and all conflicts in the best interest of the Fund. Thus, Donald Smith will generally vote pursuant to its proxy voting policy when conflicts arise. Donald Smith's compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. In instances where a potential conflict of interest exists, the compliance officer will obtain consent from the Fund's Investment Manager before voting. The compliance officer will provide the Investment Manager with sufficient information regarding the shareholder vote and Donald Smith's potential conflict so that the Investment Manager can make an informed decision whether or not to consent.

Essex Investment Management Company, LLC

Essex has contracted with an independent third party, Institutional Shareholder Services ("ISS"), to vote Fund proxies according to a set of pre-determined proxy voting policy guidelines. Essex has a Proxy Voting Committee that meets at least annually to review and re-approve ISS' proxy voting policies as Essex's own policies if the Committee determines that ISS' proxy voting policies continue to be reasonably designed to be in the best interest of Essex's clients. Any material changes to the ISS voting policies must be reviewed, approved, and adopted by the Committee. A summary of ISS proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit B.
In rare circumstances, Essex may exercise its voting discretion as described below.

By providing pre-determined policies for voting Fund proxies, Essex's adoption of the ISS proxy voting policies is designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest. Although under normal circumstances Essex is not expected to exercise its voting discretion or to override ISS, the Proxy Voting Committee will monitor any situation where Essex wishes to exercises it
discretion.   In these situations, the Proxy Voting Committee
will provide the actual voting recommendation after a review of
the vote(s) involved.   Essex's Compliance Officer must approve
any decision made on such vote prior to the vote being cast. In approving any such decision, the Compliance Officer will use his or her best judgment to ensure that the spirit of Essex's Proxy Voting Policies, to maximize the long-term value of Fund assets and cast votes that Essex believes to be fair and in the best interest of the Fund whose proxy is being voted, is being
followed.   If it is determined that Essex has a material
conflict of interest in such situation, the Proxy Voting Committee will confirm delegation of voting back to ISS.

Kern Capital Management LLC

All proxies will be voted for the investment benefit of the Fund. For routine proxy proposals, these proposals will generally, but not always, be voted in accordance with the recommendations of company management. Routine proxies are proxies which contain proposals, which are routine and do not diminish or threaten shareholder value. Examples include:

  * Election of Directors, number of Directors, terms of office, and number of share owned.
  *    Selection and ratification of outside auditors
  *    Frequency of Director's attendance at meeting
  *    Post annual meeting reports to shareholders
  *    Stock splits or fractional stock dividends
  *    Change in the name of the Company
  *    Number of Director's meetings held each year
  *    Application for listing of securities on a stock exchange
  * Remuneration of Directors, management and employees, including wages, salaries, stock options, thrift, profit, or pension plans, bonuses and other incentives or compensation (except compensation proposals judged excessive may be voted against).
  * Indemnification of Officers and Directors, so long as limiting language is attached (no blanket indemnification). Provisions that relieve directors of liability for "breaches of the duty of loyalty" or unlawful acts will be voted against.

For non-routine proposals, these proposals will be carefully evaluated by portfolio management and voted in a manner which is believed will tend to maximize shareholder value over the long-term. Non-routine proxies are proxies that contain proposals which could diminish or threaten shareholder wealth or control. Examples include:

  *    Shareholder voting
  *    Acquisitions, mergers, spin-offs
  *    Changes in Articles of Incorporation, State of
     Incorporation, by-laws of Code of Regulations, including but not limited to increases in number of shares authorized and waiving of pre-emptive rights.
  * Any of various actions designed to deter potential takeover by outside interests, such as "minimum price" restrictions, "super-majority" provisions, or staggered-year elections for Directors.
  *    Any proxy solicited by non-management persons.

If a non-routine proposal is unlikely to have a material adverse impact on long-term shareholder value or to reduce shareholder rights, then the issue should be voted for in accordance with management's recommendation. Such issues might include social or environmental topics, capitalization structure and "normal" compensation plans. If the proposal is judged to have a material adverse impact on long-term shareholder value or reduce shareholder's rights, then the issue generally will be voted against. Such issues generally tend to make a company takeover more difficult or to unfairly enrich/protect management to the detriment of shareholders. Examples of such issues include:

  *    Abolition of cumulative voting for boards of directors
  *    Staggered terms for board of directors

  * Change in state of incorporation (if intent/result is anti-takeover in nature)
  *    Pre-emptive rights
  *    Imposition of supermajority vote
  *    "Poison-pill" provisions of corporate by-laws
  * "Golden parachutes" for management or extreme/outlandish compensation plans
*    Various other "shark-repellant" or anti-takeover schemes.

If the proposal is one that rescinds previous anti-takeover measures in the company's by-laws or that enhances shareholder rights, then the issue will generally be voted for. Such proposals might include:

  *    Confidential voting in corporate elections
  * Shareholder consideration of "golden parachute" management severance agreements
  *    Elimination of "poison pill" management entrenchment devices
  * Alternative slates of directors (if a case can be made that it will lead to a more timely realization of shareholder value)

The above guidelines are not exhaustive and may not be binding in every proposal and should not supercede portfolio management's judgment as to the merits of a particular proposal. Proposed mergers and acquisitions are evaluated on a case by case basis.

Skyline Asset Management, L.P.

All votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

In order to facilitate this proxy voting process, Skyline has retained ISS to assist the firm with in-depth proxy research, vote execution, and the recordkeeping necessary for tracking proxy voting for the appropriate client account. ISS provides Skyline with research and voting recommendations consistent with Skyline's proxy voting policy. A summary of Skyline's proxy voting policies is attached as Exhibit C. Skyline assesses ISS's recommendations before voting. Because ISS's voting recommendations are in conformity with Skyline's voting policy, Skyline generally affirms ISS's recommendations on votes in support of management. ISS recommendations in opposition to management obtain additional evaluation. A Skyline research analyst most familiar with the proxy issue and the company in question examines ISS's research and renders an affirming or dissenting decision. When voting on common, management-sponsored initiatives, Skyline generally, although not always, votes in support of management. When voting items which have a potential positive financial or best interest impact, Skyline generally, although not always, votes in support of management. When voting items which have a potential negative financial or best interest impact, Skyline generally, although not always, votes to oppose management. All shareholder proposals are examined closely to determine economic impact and the impact on the interests of shareholders.

In potential conflicts of interest situations (such as cases where Skyline provides advisory services to the pension plan of a company whose management is soliciting proxies), Skyline will inform the Fund of the potential conflict and obtain consent from the Fund's Investment Manager before voting.

Westport Asset Management, Inc.

Westport shall vote proxies on securities held by the Fund solely in the best economic interests of the Fund. Any conflict of interest will be resolved in the interests of the Fund. One of the primary factors Westport considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, Westport believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be resolved. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the company's management. However, each issue will be considered on its merits and the position of a company's management will not be supported if it is determined that ratification of management's position would adversely affect the investment merits of owning the stock. The process Westport uses in determining how to vote on selected proxy issues is described in Exhibit D.

In some instances it is possible for a proxy voting decision to present a conflict of interest between the interest of the Fund, on the one hand, and those of Westport (or any entity controlling, controlled by or under common control with Westport), the portfolio managers or another client (or a sought-after client) on the other hand. In identifying all actual or potential conflicts of interest with respect to each proxy to be voted, the individual responsible for voting a proxy shall take steps reasonably designed to determine whether that individual, Westport (or any entity controlling, controlled by or under common control with Westport), or any officer of Westport (or any entity controlling, controlled by or under common control with Westport) has any business or personal interest or relationship with the company soliciting the proxy that might influence that individual or Westport to vote Fund proxies in a manner that might not be in the Fund's best interests, considering the nature of Westport's business, the Fund, the company soliciting the proxy, the proxy proposal, and any other relevant circumstances. If a potential or actual conflict of interest appears to be material (i.e., not so clearly immaterial or remote as to be unlikely to influence any determination made), in order to ensure a resolution of the material conflict in the best interest of the Fund, that proxy will be reviewed and voted by another individual identified in Westport's proxy voting procedures. If all possible reviewers are subject to a material conflict of interest or Westport as a whole is subject to a material conflict of interest, the proxy will be voted according to the recommendation of an independent third party, such as ISS.

International Equity Fund

Mastholm Asset Management, L.L.C.

A copy of Mastholm's proxy voting guidelines is attached as Exhibit E.

Lazard Asset Management LLC

To assist it in its proxy voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by ISS. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of the Fund.

Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"), a copy of which is attached as Exhibit F. Depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of Lazard's Proxy Operations Department seeks Portfolio Management's recommendation on how to vote all such proposals. In seeking Portfolio Management's recommendation, the Manager of Lazard's Proxy Operations Department provides ISS's recommendation and analysis. Portfolio Management provides the Manager of Lazard's Proxy Operations Department with its recommendation and the reasons behind it. Lazard's Proxy Operations Department will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of Lazard's Proxy Operations Department may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the

Proxy Committee regarding
Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

Lazard's Proxy Operations Department generally votes all routine proposals according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, the Proxy Operations Department will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, the Proxy Operations Department will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed.

Bernstein Investment Research & Management

Bernstein utilizes proxy voting policies intended to protect the rights of the Fund. In so doing, it considers those factors that may affect the value of the Fund's investments and acts solely in the interests of the Fund. A copy of the specific proxy voting guidelines used by Bernstein is attached as Exhibit G. In reviewing proxy issues, Bernstein will apply the following general guidelines:

  * Support proposals that do not change the by-laws or operation of the corporation (e.g. the election of directors and the approval of auditors).
  * Review and analyze on a case-by-case basis any non-routine proposal that is likely to affect the structure and operation of the corporation to determine whether the proposal will have an impact on the value of the investment.
  * Oppose anti-takeover or other proposals that limit shareholder rights, regardless of whether they are advanced by management or shareholders.
  * Support proposals that would restrict, or otherwise eliminate, anti-takeover measures that have already been adopted by corporate issuers.
  * Support shareholder proposals requesting confidential voting or ballots.
  * Review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether the proposal will have a financial impact on shareholder value.
  * Abstain from shareholder proposals that are unlikely to have any economic effect on company's business or financial conditions and vote against those that will cause the company to incur excessive unnecessary expenses.

Bernstein has established a Proxy Committee which consists of senior investment professionals and a member of the its Corporate Legal Department. All proxies are reviewed by the Proxy Committee or by a subcommittee thereof. It is the Proxy Committee's responsibility to evaluate proposals not covered by its guidelines and to recommend how Bernstein should generally vote on such an issue. This recommendation is then presented to Bernstein's Investment Policy Group for review and comment.

As fiduciary Bernstein owes the Fund an undivided duty of loyalty. Bernstein strives to avoid even the appearance of a conflict that may compromise the trust the Fund has placed in Bernstein and insists on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. Bernstein believes that its centralized handling of proxy voting with oversight by its Proxy Committee ensure that proxies are voted with only the Fund's best interests in mind. In addition, in order to avoid any perceived conflict of interests, the following procedures have been established for use when voting the proxy of a company whose retirement plan is managed by
Bernstein:

  * If Bernstein's proposed vote is consistent its proxy voting guidelines as well as the recommendation of an independent source (such as ISS), no further review is required.
  * If Bernstein's proposed vote is contrary to either its proxy voting guidelines or the views of the independent source, but is also contrary to management's recommendation, no further review is necessary.
  * If Bernstein's proposed vote is contrary to either its proxy voting guidelines or the views of the independent source and is consistent with management's recommendation, the proposal is escalated to the Proxy Committee for final review and determination.

Exhibit B

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS's proxy voting policy guidelines.

1.  Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

* An auditor has a financial interest in or association with the company, and is therefore not independent

*    Fees for non-audit services are excessive, or

* There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.  Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.  Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-
BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.  Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE- BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.  Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.  Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.  Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.  Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

* It is intended for financing purposes with minimal or no dilution to current shareholders

* It is not designed to preserve the voting power of an insider or significant shareholder

9.  Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

* Historic trading patterns
* Rationale for the repricing
* Value-for-value exchange
* Option vesting
* Term of the option
* Exercise price
* Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
* Purchase price is at least 85 percent of fair market value
* Offering period is 27 months or less, and
* Potential voting power dilution (VPD) is ten percent or less. Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

       In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.


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


Exhibit C

Skyline Asset Management, L.P. Proxy Voting Guidelines

Specific Policies - Management Proposals
I. When voting on common, management-sponsored initiatives, Skyline generally, although not always, votes in support of management.

A) Uncontested election of directors:


          The voting and attendance record of board members will be assessed and support may be withheld based on: (1) poor attendance as defined as failing to attend 75% of the scheduled board meetings; (2) the implementation or renewal of a dead-hand poison pill; (3) ignoring shareholder proposals that are approved by a majority of the votes cast for two consecutive years; (4) ignoring shareholder proposals approved by a majority of the shares outstanding; (5) failure to act on takeover offers where the majority of the shareholders have tendered their shares; (6) where inside directors sit on the audit, compensation, or nominating committee; (7) where inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.
     B) Approval of auditors are generally supported unless:
          (1) An auditor has a significant professional or
          personal relationship with   the issuer that
          compromises the firm's independence, or (2) There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     C) Directors' liability and indemnification:

          Liability and indemnification proposals will be supported if the provisions conform with state law.
     D) General updating or passing corrective amendments to charter.
     E) Elimination of preemptive rights.
     F) Approval of a stock split.

II. When voting items which have a potential positive financial or best interest impact,
Skyline generally, although not always, votes in support of management.

     A) Capitalization changes which eliminate other classes of stock and differential voting rights.
     B) Changes in common stock authorization for stock splits, stock dividends and other specified needs that Skyline believes are not excessive.
     C) Stock purchase plans that conform to Section 423 of the Internal Revenue
          Code and have voting power dilution of less than 10%.
     D) Stock option plans that are incentive based, not excessive and that do not permit repricing.
     E) Other stock-based plans which Skyline believes are appropriately structured.
     F) Reductions in supermajority vote requirements.
     G) Adoption of anti-greenmail provisions.
     H) Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price
          (cost v. premium); prospects of the combined companies;
     how the deal was
          negotiated; and changes in corporate governance and their impact on shareholder rights.

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


     I) Mutual Funds: Approve or amend investment advisory agreement if the fee is comparable to similar funds.
     J) Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

III. When voting items which have a potential negative financial or best interest impact,
Skyline generally, although not always, votes to oppose management.

     A) Elimination of cumulative voting.
     B) Capitalization changes which add classes of stock which Skyline believes are
          "blank check "in nature or that dilute the voting interests of existing shareholders.
     C) Excessive increases in capitalization authorization.
     D) Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers.
     E) Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.
     F) Classified boards of directors.
     G) Reincorporation into a state which has more stringent anti-takeover and related provisions.
     H) Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or which trigger provisions which prevent legitimate offers from proceeding.
     I) Excessive compensation or non-salary compensation-related proposals.
     J) Excessive change-in-control provisions embedded in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
     K) Approve or amend director age restrictions.
     L) Adjournment of meeting in order to solicit additional votes.
     M) "Other business as properly comes before the meeting" proposals which give a
           "blank check" to those acting as proxy.

Specific Policies - Shareholder Proposals
Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under
ERISA, it is
inappropriate to use plan assets to carry out such social agendas or purposes.

All shareholder proposals are examined closely to determine economic impact and the impact on the interests of shareholders.

I. When voting shareholder proposals, Skyline in general supports the following items:

     A) Auditors should attend the annual meeting of shareholders.
     B) Restore cumulative voting in the election of directors unless the company meets positive governance practices, overall, and the company's performance is in line with its peers.
     C) Election of the board on an annual basis (declassify the board).
     D) Establishing independent audit, nominating, or compensation committees.
     E) Bylaw or charter amendments to be made only with shareholder approval.
     F) Submit shareholder rights plan poison pill to vote, or rescind the plan.


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     G) Confidential voting.
     H) Expanded reporting of financial or compensation information, within reason.
     I) Undo various anti-takeover related provisions.
     J) Reduction or elimination of supermajority vote requirements.
     K) Anti-greenmail provisions.
     L) Opting-out of state business combination provisions.
     M) Requiring a majority of independent directors on the board.
N) Elimination of outside directors' retirement benefits.

II. When voting shareholder proposals, Skyline in general opposes the following items:

     A) Limiting tenure of directors.
     B) Requiring directors to own stock before being eligible to be elected.
     C) Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.
     D) Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive.
     E) Proposals which require inappropriate endorsements or corporate actions.
F) Establishing a mandatory retirement age for directors.



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Exhibit D

Westport Asset Management, Inc. Proxy Voting Guidelines

  1.   Routine Corporate Administrative Items

Westport (the "Adviser") generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Adviser believes management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Adviser will normally vote with management's recommendation include:

     (a) appointment or election of independent auditors, unless there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation's financial position;
     (b) increases in authorized common or preferred shares (unless the amounts are excessive or management intends to use the additional authorized shares to implement a takeover defense, in which case the Adviser will analyze the proposal on a case-by-case basis); and
     (c) expansion of directors' liability and indemnification coverage in the case when a director's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director's legal expenses were covered.

2.   Special Interest Issues

While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Adviser believes that the burden of social responsibility rests with management. Because the Adviser's primary responsibility in voting proxies is to provide for the greatest shareholder value, the Adviser is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, the Adviser will generally vote with management's recommendation on issues such as:

     (a) restrictions on the marketing of controversial products;
     (b)  restrictions on corporate political activities;
     (c)  restrictions on charitable contributions;
     (d)  restrictions on doing business with foreign countries;
     or
     (e) rotating the location of the annual meeting among various cities.

3.   Issues Having the Potential for Major Economic Impact

The Adviser believes that proxies should not be voted with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares. The Adviser believes the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Adviser believes have the potential for major adverse economic impact on shareholder value:

     (a)  Executive Compensation Plans
     Stock-based incentive plans and other management compensation plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders' equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Adviser carefully reviews the estimated cost of a


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


     company's stock-based incentive plan or other management compensation plan before making a case-by-case determination.
     (b)  Defensive Strategies
     The Adviser analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Adviser's decisions will be based on whether it believes the proposal enhances long-term economic value for shareholders.
     Examples of the types of proposals governed by this paragraph include, without limitation, those that:

          (i)  create "blank check preferred" shares;
          (ii) classify or stagger the board of directors (which the Adviser is generally opposed to approving) or eliminate such classification or staggering (which the Adviser typically agrees should be eliminated); or
          (iii) establish or redeem "poison pills" that make it financially unattractive for a shareholder to purchase more than a small percentage of the company's shares.

     (c)  Business Combinations or Restructuring
     The Adviser analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Adviser's decisions will be based on whether it believes the proposal enhances long-term economic value for shareholders.
     (d)  Increases or Decreases in Common or Preferred Stock
     Outstanding
The Adviser analyzes these types of proposals on a case-by-case basis to determine their potential effect on shareholder value. The Adviser's decision will be based on whether it believes the proposal is likely to enhance long-term economic value for shareholders.


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Exhibit E

Mastholm Asset Management, L.L.C. Proxy Voting Guidelines

A.   Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, examining the following factors:

         long-term corporate performance record relative to a market index;
         composition of board and key board committees;
         nominee's attendance at meetings (past two years);
         nominee's investment in the company;
         whether a retired CEO sits on the board; and whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, also review:

         corporate governance provisions and takeover activity;
         board decisions regarding executive pay;
         director compensation;
         number of other board seats held by committee; and interlocking directorships.

B.   Chairman and CEO are the Same Person

We vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.   Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis.

We vote for shareholder proposals that request that the board's audit, compensation and/or nominating committees include independent directors exclusively.

D.   Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.   Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F.   Director and Officer Indemnification and Liability
Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.


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We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

G.   Charitable Contributions

We vote on a case-by-case basis shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II.  Proxy Contests

A.   Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

         long-term financial performance of the target company relative to its industry;
         management's track records;
         background to the proxy contest;
         qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
         stock ownership positions.

B.   Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

We vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV.  Proxy Contest Defenses

A.   Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.   Shareholder Ability to Remove Directors

We vote against proposals that provide directors may be removed only for cause.


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We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals the permit shareholders to elect directors to fill board vacancies.

C.   Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D.   Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.   Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F.   Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.  Tender Offer Defenses

A.   Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

We review on a case-by-case basis management proposals to ratify a poison pill.

B.   Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.   Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.


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D.   Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E.   Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

F.   Supermajority Shareholder Vote Requirements to Amend the
Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.   Supermajority Shareholder Vote Requirement to Approve
Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.   White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

VI.  Miscellaneous Governance Provisions

A.   Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

B.   Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.


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



C.   Bundled Prospects

We review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in the shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.   Shareholder Advisory Committee

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.  Capital Structure

A.   Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.   Stock Distributions:  Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.   Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.   Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.   Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.   Adjust Par Value of Common Stock


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We vote for management proposals to reduce the par value of common stock.

G.   Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.   Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

         Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

         Change in Control - Will the transaction result in a change in control of the company?

         Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.   Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII.  Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation, along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation - which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan.
Additionally, in some cases we would vote against a plan deemed unnecessary.

A.   Shareholder Proposals to Limit Executive and Director Pay

We review on a case-by-case basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.


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B.   Golden and Tin Parachutes

We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

C.   Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D.   401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX.  State of Incorporation

A.   Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.   Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.  Mergers and Corporate Restructurings

A.   Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

         anticipated financial and operating benefits;
         offer price (cost vs. premium);
         prospects of the combined companies;
         how the deal was negotiated; and
         changes in corporate governance and their impact on shareholder rights.

B.   Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

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C.   Spin-Offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.   Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.   Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.   Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.   Changing Corporate Name

We vote for changing the corporate name.

XI.  Mutual Fund Proxies

A.   Election of Trustees

We vote on trustee nominees on a case-by-case basis.

B.   Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C.   Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.   Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII.  Social and Environmental Issues

In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

         whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;


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


         the percentage of sales, assets and earnings affected; the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
         whether the issues presented should be dealt with through government or company-specific action;
         whether the company has already responded in some appropriate manner to the request embodied in a proposal;
         whether the company's analysis and voting recommendation to shareholders is persuasive;
         what other companies have done in response to the issue;
         whether the proposal itself is well framed and reasonable;
         whether implementation of the proposal would achieve the objectives sought in the proposal; and
         whether the subject of the proposal is best left to the discretion of the board.

Among the social and environmental issues to which we apply this analysis are the following:

         Energy and Environment
         Northern Ireland
         Military Business
         Maquiladora Standards and International Operations
Policies
         World Debt Crisis
         Equal Employment Opportunity and Discrimination
         Animal Rights
         Product Integrity and Marketing
         Human Resources Issues



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Exhibit F

Lazard Asset Management LLC Proxy Voting Guidelines

Specific Proxy Items
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues.
Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time.
Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

1. Routine Items

Lazard generally votes routine items as recommended by the issuer's management and
Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:
_ routine election or re-election of Directors;
_ appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;
_ issues relating to the timing or conduct of annual meetings; _ directors' liability and indemnification; and _ name changes.

2. Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights.
These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

a. Board of Director and Its Committees
Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a
Board will achieve this objective. Lazard has Approved Guidelines to vote:
_ For the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;
_ For a requirement that a majority of Directors be independent; _ On a case-by-case basis regarding the election of Directors where the Board does not have those committees or sufficient independence;
_ For proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;
_ For proposals to limit Directors' liability; broaden indemnification of
Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation, in which case, it is on a case-by-case basis;


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_ For proposals seeking to de-classify a Board and Against
proposals seeking
to classify a Board;
_ On a case-by-case basis on all proposals relating to cumulative voting;
_ Against shareholder proposals calling for the establishment of shareholder advisory committees or, absent a demonstrable need, the establishment of other committees;
_ Against shareholder proposals seeking union or special-interest representation on the Board;
_ Against shareholder proposals seeking to establish term limits or age limits for Directors;
_ On a case-by-case basis on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;
_ Against shareholder proposals seeking to establish Director stock-ownership requirements; and
_ Against shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

b. Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company.
Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:
_ Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;
_ On a case-by-case basis regarding shareholder rights plans
(also known as
"poison pill plans") and For proposals seeking to require all poison pill plans be submitted to shareholder vote;
_ Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;
_ Against "blank check" preferred stock; and _ On a case-by-case basis regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

c. Conduct of Shareholder Meetings
Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:
_ Against proposals to adjourn meetings;
_ Against proposals seeking to eliminate or restrict shareholders' right to call a special meeting;
_ For proposals providing for confidential voting;
_ Against efforts to eliminate or restrict right of shareholders to act by written consent;
_ Against proposals to adopt supermajority vote requirements, or increase vote requirements, and
_ On a case-by-case basis on changes to quorum requirements.

3. Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in


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seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be.
Consequently, Lazard has adopted Approved Guidelines to vote:
_ For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
_ For stock splits and reverse stock splits;
_ On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;
_ On a case-by-case basis on management proposals to issue a new class of common or preferred shares;
_ For management proposals to adopt or amend dividend reinvestment plans;
_ Against changes in capital structure designed to be used in poison pill plans;
and
_ On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4. Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:
_ On a case-by-case basis regarding all stock option plans;
_ Against restricted stock plans that do not involve any performance criteria;
_ For employee stock purchase plans;
_ On a case-by-case basis for stock appreciation rights plans;
_ For deferred compensation plans;
_ Against proposals to approve executive loans to exercise options;
_ Against proposals to re-price underwater options;
_ On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and _ Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5. Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6. Social and Political Issues

Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business


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activities, or limit or eliminate business activities in certain countries; adoption of certain
conservation efforts; reporting of charitable contributions or political contributions or activities;
or the adoption of certain principles regarding employment practices or discrimination policies.
These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.
Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved
Guidelines to vote against most of these proposals. Lazard has adopted Approved Guidelines to vote for measures relating to ILO Principles, the adoption of anti-discrimination policies and certain other similar proposals.


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Exhibit G

Alliance Capital Management L.P (Bernstein Investment Research &
Management) Proxy Voting Guidelines

I. MANAGEMENT PROPOSALS

A.   BUSINESS / FINANCIAL ISSUES

1)   Election of Directors                             For

In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or if Alliance determines that there are other compelling reasons for withholding votes for directors, Alliance will vote in favor of the management-proposed slate of directors.

Voting for Director Nominees in a Contested Election   Case-by-
Case

Votes in a contested election of directors are evaluated on a case-by-case basis, considering, among other things, the following factors: the target company's long-term financial performance relative to its industry; management's track record with respect to safeguarding the interests of shareholders; the background of the proxy contest including the steps the dissidents took prior to initiating the proxy contest; the qualifications of director nominees of both the incumbent and dissident slates; and an evaluation of the objectives and goals made in the competing offers as well as the likelihood that the proposed objectives and goals can be met.

2)   Appointment of Auditors                      For

The selection of independent accountants to audit a company's financial records is generally a routine business matter. Alliance believes that management remains in the best position to choose the accounting firm and will generally support management's recommendation. Alliance recognizes that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, we will consider the amount of non-audit related services performed versus the total audit fees paid by the company to the auditing firm.

3)   Increase Authorized Common Stock                  Case-by-
Case

Alliance will generally support a proposal to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for employee savings plans, stock option or executive compensation plans. A satisfactory explanation for a company's plans for the stock must be disclosed in the proxy statement. Alliance will oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance. Increases of up to 100% are generally approved.

4)   Changes in Board Structure and
Amending the Articles of Incorporation            For

Companies may propose various provisions with respect to the structure of the Board of Directors including changing the manner in which Board vacancies are filled, directors are nominated or the number of directors. Such proposals may require amending the charter or by-laws or otherwise require shareholder approval. In most instances, these proposals are not controversial nor an anti-takeover device. Therefore, Alliance generally votes in favor of such proposals.


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Other changes in a company's charter, articles of incorporation or by-laws are usually technical and administrative in nature resulting from developments in a company's legal or regulatory environment. Absent a compelling reason to the contrary, Alliance will support such proposals.

5)   Merger Proposals and Spin-offs                    Case-by-
Case

For Alliance (Growth) accounts, in most instances, proxy materials are directed to the research analyst who covers the particular company and/or the portfolio managers of the client accounts with holdings in the company. The BIRM Proxy Voting Committee evaluates these proposals for BIRM (Value) accounts. After a careful evaluation, the research analyst, the portfolio manager or the BIRM Proxy Voting Committee will determine how the proxy should be voted and convey their direction to those individuals charged with implementing the vote.

6)   Considering Non-Financial Effects of a Merger Proposal
Against

We will oppose proposals that require the Board to consider the impact a merger would have on groups other than a company's shareholders, such as employees, consumers, business partners, and the communities in which the company is located. Alliance expects that a company's Board will act only in the best interest of its shareholders at all times.

7)   Director Liability and Indemnification            Case-by-
Case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and negligence.

Moreover, increased litigation against directors and an accompanying rise in the cost for directors' liability insurance has prompted a number of states to adopt laws that reduce a director's liability for a breach of the director's fiduciary duty of care. These state laws usually require shareholder approval of this statutory protection.

Generally, Alliance will support indemnification provisions that are in accordance with state law. Alliance will vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We will vote in favor of proposals that expand coverage for directors and officers whose legal defense is unsuccessful but the director was found to have acted in good faith and in the best interests of the company. In most instances, we will oppose indemnification for gross negligence.

8)   Stock Option Plans                           Case-by-Case

Stock option plans and other executive and director compensation plans are designed to attract, hold and motivate good executives and, increasingly, outside directors. However, many plans are excessively generous and reward only a small percentage of top executives.

Stock option plans are the single most common, and perhaps the most complex, item shareholders are called upon to decide.
Because each plan may be different, it is necessary to look at the terms and conditions of each proposed plan.

Alliance will review the proposed plans to ensure that shareholder equity will not be excessively diluted, the exercise price is not far below market price on the date of grant, an acceptable number of employees are eligible to participate and an excessive percentage of the company's shares outstanding are not held in the plan.

Similarly, employee stock option plans can offer a company's employees valuable incentives by allowing employees to participate in the growth of the company. In addition to the dilutive effect of the plan, Alliance will consider whether these plans offer excessive discounts to participants.


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Additionally, Alliance will utilize outside proxy advisory
services to assist in compiling the data relevant to our decision. In most instances, this information is not set forth in the proxy statement.

9)   Stock Splits                                 Case-by-Case

Companies often seek shareholder approval for a stock split in order to increase the liquidity of its common stock. This in turn lowers the price thereby making the stock more attractive to small investors. Alliance will generally vote in favor of a proposal to split a company's stock.

B.   ANTI-TAKEOVER ISSUES

1)   Blank Check Preferred Stock                       Against

A Blank Check Preferred Stock proposal is one that authorizes the issuance of certain preferred stock at some future point in time and allows the Board to establish voting, dividend, conversion, and other rights at the time of issuance. While Blank Check Preferred Stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a poison pill defense, or some other entrenchment purpose. Our concern is that once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, Alliance generally will oppose this type of proposal.

2)   Classified Boards                            Against

A Classified Board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the Board can be elected or replaced each year. Since this type of proposal has fundamental anti-takeover implications, Alliance opposes the adoption of Classified Boards unless a justifiable financial reason or where adequate sunset provisions exists. However, where a classified board already exists, Alliance will not withhold votes for directors who sit on such boards.

3)   Fair Price Provisions                             Against

A Fair Price Provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to limit the "two tiered" pricing systems in which the interested party or would-be acquirer of the company initially offers a premium for a sufficient number of shares of the company to garner control. Subsequently, an offer at a much lower price is made to the remaining shareholders who then have no choice but to accept the offer. The "two tiered" approach is coercive--and it makes it easier for an outsider to gain control--because it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share and avoid falling into the second tier, if the offer is successful. This type of tactic has caused many states to adopt acquisition statutes that restrict this practice.

In theory, this type of provision is acceptable; however, because the two tiered practice is generally prohibited by law, and invariably linked with other anti-takeover measures (such as supermajority voting requirements to approve certain transactions) Alliance will vote against most Fair Price
Provisions.

4)   Limiting a Shareholder's Right to                 Against
     Call Special Meetings


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Companies contend that limitations upon the shareholders' right to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues such as the potential sale of the company. Because most state's prohibit shareholders from abusing such a limitation, Alliance sees no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, Alliance generally will vote against such proposals.

5)   Limiting a Shareholder's Right to                 Against
     Act by Written Consent

Action by written consent enables a large shareholder or group of shareholders of a company to initiate votes on corporate matters prior to the annual meeting. Alliance believes this is a fundamental shareholder right and therefore will oppose proposals that seek to eliminate or limit this right. Conversely, we will support shareholder proposals seeking to restore these rights.

6)   Supermajority Vote Requirements                   Against

A Supermajority Vote Requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, Alliance will oppose these proposals and will support shareholder proposals that seek to reinstate the simple majority vote requirement.

7)   Reincorporation                              Case-by-Case

Alliance performs a case-by-case review of proposals that seek shareholder approval to reincorporate in a different state or country taking into consideration management's stated reasons for the proposed move.

There are many valid business reasons a corporation may choose to reincorporate. For example, corporations may choose to reincorporate to another state after a restructuring or a merger or they may seek the flexibility certain states offer when organizing and operating a corporation's internal governance. Delaware is the state most often selected. In addition, legislative changes in Delaware law regarding indemnification for director's liability has led a number of corporations to seek re-incorporation there. However, in many cases a reincorporation proposal is an attempt by the corporation to take advantage of a particular state's laws anti-takeover statute.

Careful scrutiny will also be given to proposals that seek approval to reincorporate outside the United States to countries, such as Bermuda, that serve as tax havens. In evaluating such proposals, Alliance considers factors such as: the location of the company's business; the statutory protections available in the country to enforce shareholder rights; the negative tax consequences to shareholders as a result of the reincorporation; and the negative consequences to Alliance clients whose investment guidelines do not permit owning stock of non-US issuers.

8)   Issuance of Stock with Unequal Voting Rights      Against
Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are anti-takeover devices. These proposals are frequently structured as a dual class capitalization plan that establishes two classes of stock. To encourage shareholders to approve plans designed to concentrate voting power in the hands of insiders, some plans give higher dividends to shareholders willing to exchange shares with superior voting rights for shares with inferior voting rights.


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Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective safeguard against hostile takeovers. Alliance deems such plans unacceptable and in most instances will vote against these proposals.

9)   Elimination of Preemptive Rights                  Against

Preemptive Rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. Alliance believes preemptive rights are fundamental to the shareholder franchise and, absent a compelling reason, should not be eliminated by management. Alliance will oppose management proposals requesting elimination of these rights and will support shareholder proposals that seek to restore Preemptive Rights.

II.  SHAREHOLDER PROPOSALS

A.   CORPORATE GOVERNANCE

1)   Submit Company's Shareholder Rights
Plan to Shareholder Vote                     For

Most Shareholder Rights Plans (also known as "poison pills") permit the shareholders of a target company involved in a hostile takeover to acquire shares of that company, the acquiring company, or both, at a substantial discount once a triggering event occurs. A triggering event usually is a hostile tender offer or the acquisition by an outside party of a certain percentage of the company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A Shareholder Rights Plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer.

Alliance will support shareholder proposals that seek to require the company to submit a Shareholder Rights Plan to a shareholder vote. Alliance will evaluate on a case-by-case basis proposals to completely redeem or eliminate a Rights Plans.

2)   Implement Confidential Voting                For

Many proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections -- by secret ballot, with an independent party verifying the results. Supporters of these proposals argue that open balloting allows management to re-solicit shareholders and to urge--or sometimes coerce--them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

Alliance supports confidential voting because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other third parties.

3)   Adopt Cumulative Voting                      For

Cumulative Voting is a method of voting for directors that enables each shareholder to multiply the number of his or her shares by the number of directors being voted upon. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, A holder of 10 shares normally casts 10 votes for each 12 nominees to the Board thus giving him 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination the shareholder may choose.


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Although cumulative voting has been used rarely by shareholders in recent years, Alliance believes that cumulative voting is a reasonable mechanism for shareholders to win representation on a Board, and that it is a general right to which shareholders are entitled. Therefore Alliance will generally vote in favor of such proposals, and against management proposals to eliminate it.

4)   Anti-Greenmail Proposal                      For

Greenmail commonly is referred to as legal "corporate blackmail". Greenmail payments generally are made where a potential hostile acquirer has accumulated a significant percentage of a company's stock and the company acquires the raider's stock at a premium in exchange for an agreement that the raider shall not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment which is usually at a substantial premium over the market value of its shares. These proposals seeks to prevent greenmail by adopting amendments to the company's charter or by-laws that limit the board's ability to acquire blocks of the company's stock at above- market prices. In some cases, management's antigreenmail proposals are bundled with other less popular proposals, so that a vote for one was a vote for both.

Alliance will vote in favor of an anti greenmail proposal provided the proposal has no other management initiated anti-takeover features.

5)   Opt Out of State Anti-takeover Law                Case-by-
Case

Beginning in the 1980's, many shareholders began submitting proposals requiring companies to opt-out of their state takeover statute (in most cases, Section 203 of the Delaware General Corporation Code.) Under Delaware law, absent board approval, a bidder must acquire at least 85% of a company's stock before the bidder can exercise control.) This law and others like it represent a formidable takeover defense for companies. By placing 15% of the stock in "friendly" hands, a company may thwart an otherwise successful bidder. Delaware law permits companies to opt-out of this 85% rule with the approval of a majority of the outstanding shares.

Shareholders proposing opt out resolutions argue that Delaware's takeover law vests a company's Board with too much power to determine a matter that should be left to the shareholders. Proponents also argue that opt-out provisions are undemocratic because they require a supermajority vote on a takeover decision. Many shareholders argue that the law stifles bids. Supporters of the Delaware statute argue that opt-out provisions do not stop all takeovers, they simply provide the Board with a chance to negotiate a better deal for all shareholders. Alliance reviews these proposals on a case-by-case basis.

6)   Equal Access to the Proxy                         For

These proposals ask companies to give shareholders access to the proxy materials in order to state their views on various proxy issues.

Proponents argue that, as "owners," shareholder should have access to the proxy materials. While SEC rules provide for shareholder resolutions, there are a number of handicaps, such as the 500 word limit on a proponent's written argument and limits on the subjects that can be addressed. By contrast, management's comment on shareholder proposals is unlimited.

In opposition to these resolutions, companies have pointed to the access already provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). It would be unworkable to open the proxy mechanism, they say, because of the large number of shareholders that might wish to insert comments and it would be impossible to screen out "nuisance" proposals, companies say.


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While Alliance would support certain resolutions calling for modifications to shareholders' ability to access proxy materials, we believe such should still be limited to avoid "nuisance" proposals and to ensure that proxy statement are written in a manner that allows for reasonable consideration by shareholders.

7)   Submit Golden Parachutes/Severance Plans
to a Shareholder Vote                             For

Golden Parachutes assure key officers of a company a lucrative compensation packages if their company is acquired and/or if the new owners terminate such officers. This type of proposal may discourage a takeover attempt if the compensation sums paid to the target company's officers are too great. Alliance recognizes that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive as to make the company unattractive to potential bidders thereby serving as a constructive anti-takeover mechanism. Accordingly, Alliance will support proposals to submit Golden Parachutes to a shareholder vote but will review proposals to ratify or redeem such plans on a case-by-case basis. In addition, Alliance will oppose proposals that require submitting severance plans for a shareholder vote prior to being negotiated by management.

8)   Disclose and/or Limit Executive and Director Pay       Case-
by-Case

Alliance believes that management, within reason, should be given latitude in determining the mix and types of awards it offers. Generally, Alliance votes for shareholder proposals seeking additional disclosure of executive and director pay information. This includes proposals that seek to specify the measurement of performance based compensation. Alliance will vote on a case-by-case basis for all other shareholder proposals seeking to limit executive and director pay, including proposals that request that the Board adopt a policy that all stock options granted to executives be performance based.

9)   Majority of Independent Directors                 For

The Board of Directors has a duty to act in the best interest of shareholders at all times. Alliance believes that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, Alliance will support proposals seeking a majority of independent directors on the board. Alliance will support such proposals regardless of whether the company is listed on the NYSE.

10)  Majority of Independent Directors on Key Committees    For

In order to ensure that those who evaluate management's performance, recruit directors and set management's compensation are free from conflicts of interests, Alliance believes that the audit, nominating and compensation committees should be restricted to independent outside directors. Alliance will support such proposals regardless of whether the company is listed on the NYSE.

11)  Separate Chairman and CEO                         Case-by-
Case

Alliance believes the management and board composition is unique to each company. Proponents of proposals seeking to separate the positions of Chairman and CEO argue that a combined position raises doubt as to the objectivity of the board towards evaluating the performance of senior executives. However, companies may have governance structures in place that can satisfactorily counterbalance a combined position. Therefore, Alliance will evaluate such proposals on a case by case basis.


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12)  Separating Auditors and Consultants                    Case-
by-Case

We generally support the proposition that a company serves its shareholder interests by avoiding potential conflicts of interests that might interfere with an auditor's independent judgment. Alliance will evaluate on a case-by-case basis proposals that seek to prohibit auditors from performing non-audit services or calling for the Board to adopt a policy to ensure auditor independence, taking into consideration the policies and procedures the company already has in place to ensure auditor independence.

13)  Limit Term of Directorship                        Against

Shareholders have proposed limiting the term a director may serve on a Board to a set number of years. Proponents believe that this will enable new ideas to be introduced to the company. Opponents argue that director turnover increases the instability of the Board. Alliance believes that a director's qualifications, not length of service, should be the only factor considered.

14)  Stock Ownership Requirement                  Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the Board. Alliance does not believe that the only way for a director to align his or her interests with those of the shareholders is if he or she is a shareholder. Accordingly, Alliance will oppose these proposals.

15)  Pay Directors Only in Stock                       Against

Alliance does not believe that the only way for a director to align his or her interests with those of the shareholders is if he or she is a shareholder. Further, Alliance believes that management should be given latitude in determining the mix and types of compensation it offers its directors. Accordingly, Alliance will oppose these proposals.

     16)  Require Two Candidates for Each Board Seat
Against

Alliance believes that proposals such as these that would require director nominees to set aside time to compete for their directorship are detrimental to a company's ability to attract highly qualified candidates. Accordingly, Alliance will oppose these proposals.

17)  Rotation of Locale for Annual Meeting             Against
Rotation proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Alliance believes the location of a company's annual meeting is best left to the discretion of management, unless there is evidence that the location of the meeting has been specifically chosen with the intention of disenfranchising shareholders.

B.   SOCIAL RESPONSIBILITY, ENVIRONMENTAL AND POLITICAL ISSUES

These types of shareholder proposals often raise controversial issues and may have both a financial and non-financial impact on the company. Accordingly, Alliance will assess these proposals on a case-by-case basis.

Alliance recognizes that the effect of certain polices in a company may be difficult to quantify, but nevertheless they do
affect the company's long term performance.   Therefore, Alliance
deems it appropriate to take an active role in these matters. Alliance will abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value, unless a particular client has made his wishes known. Alliance will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. Listed below are recent examples of such proposals.



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The following issues have been prevalent through the 2002 proxy-
voting season:

1)   SOCIAL ISSUES

a)   Tobacco

There is perhaps no issue more controversial than tobacco, due to the increased negative media attention and heightened concern not only of doctors and smokers, but of nonsmokers, politicians, and public health and child welfare advocates. With this backdrop, tobacco companies and even non-tobacco companies with ties to the industry have seen a marked increase in proposals seeking greater responsibility and social consciousness from management.

Proposals relating to tobacco issues range from issuing warnings on the risks of environmental tobacco smoke and risks of smoking-related diseases, to linking executive compensation with reductions in teen smoking, and from proposals with non-tobacco companies prohibiting them from entering into contracts with tobacco companies, to restaurant operators requesting that the restaurants be smoke-free.

b)   Workplace Diversity

Equal employment refers to the hiring and promotion of women, minorities and the handicapped in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. Proponents of equal employment opportunity resolutions support additional reporting in order to sensitize companies to the issue and provide a measurement of performance in this area.

c)   Sweatshops

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages, and to ensure that children are not used as forced labor.

d)   Animal Testing

These proposals ask companies to reduce reliance on animal tests for consumer product safety. Proponents of the resolutions argue that animals are needlessly being subjected to painful tests, and that companies should be required to disclose information on the numbers of animals tested, the types of animals used and the types of tests performed. Opponents, on the other hand, argue that the disclosure requirements of the U.S. Department of Agriculture are sufficient and that some testing is still necessary to avoid product liability suits.

e)   Genetically Altered or Engineered Food

These proposals seek to require companies to label genetically modified organisms in a company's products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products help improve crop productivity, there is no evidence that such products pose a safety hazard and that implementing such proposals could have immediate negative economic effects on the company.

f)   Plant Closings

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of
plant closing resolutions argue    management should be more
sensitive to employees both during the decision on     closing a
plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days' advance notice of a major plant closing or layoff, and that a number of states also have applicable regulations.

g)   Bank Lending in Developing Countries

A number of shareholder proposals call on banks to change their lending policies in order to benefit social peace, economic growth and endangered natural resources in developing countries. After aggressively selling loans to developing countries through the 1970's, Western banks found many of their clients unable to repay them on a timely or complete basis. As creditors, the banks have insisted on strict economic belt tightening among debtor countries, often at the price of high inflation, unemployment and social strife. Supporters of these resolutions ask banks to forgive some of the loans because most U.S. banks have already increased their loan loss reserves to cover possible losses, and that this is already reflected in the stock price.

Opponents argue that banks cannot become charitable institutions, and that to forgive debt would simply exacerbate and prolong basic structural economic problems among the debtor countries.

h)   Pharmaceutical Pricing

Proposals such as these seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

2)   ENVIRONMENTAL ISSUES

Environmentalists have launched nationwide campaigns over the past three decades in an effort to preserve and protect the natural resources of the United States. Greater emphasis is being placed on the responsibility of industry to preserve these natural resources by modifying or eliminating ecologically destructive activities. Increasingly, corporations are asked to be more responsive to environmental concerns.

a)   The CERES Principles

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the "CERES" Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is an additional cost to the company.

b)   Nuclear Waste Disposal

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should begin concentrating on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

     3)   POLITICAL ISSUES

a)   Implement the MacBride Principles in Northern Ireland

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and where possible groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

Supporters argue that the Macbride Principles effectively address Northern Ireland's inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption may increase the "hassle factor" of doing business in the economically troubled area, as well as reduce the attractiveness of investments.

b) Reports on Corporate and Subcontractor Operations in Northern Ireland

These proposals request that corporate Boards submit a report to shareholders outlining the company's, or its subcontractors', labor practices in Northern Ireland. Supporters argue that such proposals could encourage fair labor practices within Northern Ireland, and provide a means for companies to align their worldwide stance on employment with the position they hold in America. Opponents contend that current anti-discrimination regulation is sufficient and that providing one more report (which some companies consider a burdensome task) will do little to alleviate Northern Ireland's religious tensions.

c)   Military Issues

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Proponents believe that both the high U.S. budget deficit make it financially prudent to plan for a future in the civilian field. In addition, many church sponsors of these proposals view weapons production as immoral and believe it should be stopped as soon as possible. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management's decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

d)   Space Weapons

A number of shareholder resolutions ask companies to provide shareholders with information regarding their development of space based weapons. Proponents of these resolutions point to the effectiveness and cost/benefit analysis of space weapons on profitability to shareholders. They argue that because of the uncertainty of space defense programs, shareholders should have the right to know the extent of current and potential company investment in the area. Opponents of the resolutions maintain that companies merely provide the hardware to implement defense and foreign policies that are adopted by the government.
..
e)   Reporting Political Contributions and Campaign Finance
Reform

These shareholder resolutions generally ask for greater disclosure of where a corporation makes political contributions and its position on campaign finance reform. Proponents argue that the mid 1970's campaign finance reform effort that created PACs (political action committees), has fallen short of correcting the political process. Opponents believe the power of PACs has contributed to the overwhelming reelection of incumbents and the potential for buying influence with the use of "soft money." By requiring reporting to shareholders, proponents of these shareholder resolutions contend, investors can help police these types of wrongdoings in the political system. Critics of some of the initiatives contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

                           PART C
	=============================================
              To the Registration Statement of

            The Managers Funds (the "Registrant")



Item 23.  Exhibits.
--------------------------------------------------------
Exhibit No.         Description

a.1  Declaration of Trust dated November 23, 1987.
(i)(ii)

a.2  Amendment No. 1 to Declaration of Trust dated May
12, 1993. (ii)(iii)

a.3  Amendment No. 2 to Declaration of Trust dated June
30, 1993. (ii)(iii)

a.4  Amendment No. 3 to Declaration of Trust
establishing a new series of shares of beneficial interest of the Registrant designated as "Managers
Emerging Markets Equity Fund" dated December 8, 1997.
(iv)

a.5  Amendment No. 4 to Declaration of Trust amending
Section 2.11 dated April 20, 1999. (x)

a.6  Amendment No. 5 to Declaration of Trust
establishing a new series of shares of beneficial interest of the Registrant designated as "Managers
Small Company Fund" dated March 3, 2000. (viii)

b.   By-Laws of the Trust dated November 23, 1987.
(i)(ii)

c.   Instruments Defining Rights of Shareholders.
(ii)(v)

d.1  Fund Management Agreement between Registrant and
The Managers Funds LLC, dated as of April 1, 1999. (vi)

d.2  Form of Subadvisory Agreement between The Managers
Funds LLC and Kalmar Investment Advisers with respect to Managers Small Company Fund dated May 1, 2000.
(viii)

d.3  Form of Subadvisory Agreement between The Managers
Funds LLC and Armstrong Shaw Associates Inc. with respect to Managers Income Equity Fund dated March 8,
2000. (viii)

d.4  Form of Subadvisory Agreement between The Managers
Funds LLC and Mastholm Asset Management with respect to
Managers International Equity Fund dated March 27,
2000. (viii)

d.5  Form of Subadvisory Agreements between The
Managers Funds LLC and each Subadvisor identified in the Registration Statement with respect to each Fund of the Registrant, dated as of April 1, 1999. (vi)

d.6  Subadvisory Agreement between The Managers Funds
LLC and Skyline Asset Management, L.P. with respect to
Managers Special Equity Fund dated December 1, 2000.
(x)

d.7  Subadvisory Agreement between The Managers Funds
LLC and Loomis, Sayles & Co., L.P. with respect to
Managers Bond Fund dated October 30, 2000. (x)

d.8  Subadvisory Agreement between The Managers Funds
LLC and Rexiter Capital Management Limited with respect to Managers Emerging Markets Equity Fund dated February
1, 2001. (x)

d.9  Subadvisory Agreement between The Managers Funds
LLC and Bramwell Capital Management, Inc. with respect to Managers Capital Appreciation Fund dated June 9,
2003. (xiv)

d.10 Subadvisory Agreement between The Managers Funds
LLC and Lazard Capital Management LLC with respect to
Managers International Equity Fund dated September 15,
2003. (xv)

e.1 Distribution Agreement between the Registrant and The Managers Funds LLC, dated as of April 1, 1999. (vi)

e.2 Form of Distribution Agreement between Registrant and Managers Distributors, Inc., dated as of April 1,
2001. (x)

f.   Not Applicable.

g.   Custodian Agreement between the Registrant and The
Bank of New York. (xii)

h.1 Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company dated February
16, 1994. (ii)(vii)

h.2 Administration and Shareholder Servicing Agreement between The Managers Funds LLC and the Registrant dated
April 1, 1999. (vi)

h.3 License Agreement Relating to the Use of Name between the Registrant and The Managers Funds LLC dated
April 1, 1999. (vi)

i.1  Opinion and Consent of Shereff, Friedman, Hoffman
& Goodman, LLP dated September 27, 1990. (i)(ii)

j.1 Consent of PricewaterhouseCoopers LLP with respect to Managers Money Market Fund. (filed herewith)

j.2 Power of Attorney for the Trustees of the Registrant dated March 14, 2003. (xiii)

j.3 Power of Attorney for the Officers of the Registrant dated March 14, 2003. (xiii)

j.4  Power of Attorney for the Trustees of Mutual Fund
Trust dated March 18, 2002. (xi)

k.   Not Applicable.

l.   Not Applicable.

m.   Not Applicable.

n.   Not Applicable.

o.   Not Applicable.

t.1 Code of Ethics of Registrant as adopted on June 4, 1999. (viii)

t.2  Code of Ethics of The Managers Funds LLC and
Managers Distributors, Inc. as adopted on March 1,
2001. (x)

t.3  Code of Ethics of Lazard Asset Management LLC.
(xvi)

t.4  Code of Ethics of Bramwell Capital Management,
Inc. (xvi)

t.5  Code of Ethics of Essex Investment Management
Company, LLC. (filed herewith)

t.6  Code of Ethics of Westport Asset Management, Inc.
(filed herewith)

t.7  Code of Ethics of Skyline Asset Management, L.P.
(filed herewith)

-------------------------------------------------------
---

(i)  Filed as an exhibit to the Registrant's
Registration Statement on Form N-1A, Registration Nos.
2-84012; 811-3752 (filed September 28, 1990).

(ii) Filed as an exhibit to the Registrant's
Registration Statement on Form N-1A, Registration Nos.
2-84012; 811-3752 (filed October 16, 1997).

(iii)     Filed as an exhibit to the Registrant's
Registration Statement on Form N-1A, Registration Nos.
2-84012; 811-3752 (filed November 5, 1993).

(iv) Filed as an exhibit to the Registrant's
Registration Statement on Form N-1A, Registration Nos.
2-84012; 811-3752 (filed April 29, 1998).

(v)  Filed as an exhibit to the Registrant's
Registration Statement on Form N-1A, Registration Nos.
2-84012; 811-3752 (filed March 7, 1995).

(vi) Filed as an exhibit to the Registrant's
Registration Statement on Form N-1A, Registration Nos.
2-84012; 811-3752 (filed April 1, 1999).

(vii)     Filed as an exhibit to the Registrant's
Registration Statement on Form N-1A, Registration Nos.
2-84012; 811-3752 (filed April 24, 1994).

(viii)    Filed as an exhibit to the Registrant's
Registration Statement on Form N-1A, Registration Nos.
2-84012; 811-3752 (filed May 1, 2000).

(ix) Filed as an exhibit to the Registrant's
Registration Statement on Form N-1A, Registration Nos.
2-84012; 811-3752 (filed November 9, 1992).

(x)  Filed as an exhibit to the Registrant's
Registration Statement on Form N-1A, Registration Nos.
2-84012; 811-3752 (filed March 28, 2001).

(xi) Filed as an exhibit to the Registrant's
Registration Statement on Form N-1A, Registration Nos.
2-84012; 811-3752 (filed March 28, 2002).

(xii)     Filed as an exhibit to the Registrant's
Registration Statement on Form N-1A, Registration Nos.
2-84012; 811-3752 (filed February 28, 2003).

(xiii) Filed as an exhibit to the Registrant's
Registration Statement on Form N-1A, Registration Nos. 2-
84012; 811-3752 (filed March 28, 2003).

(xiv)  Filed as an exhibit to the Registrant's Schedule
14C Information Statement, Registration Nos. 2-84012; 811-
03752 (filed July 30, 2003).

(xv)   Filed as an exhibit to the Registrant's Schedule 14C
Information Statement, Registration Nos. 2-84012; 811-03752
(filed December 10, 2003).

(xvi)  Filed as an exhibit to the Registrant's
Registration Statement on Form N-1A, Registration Nos. 2-
84012; 811-3752 (filed March 31, 2004).
Item 24.              Persons Controlled by or Under
Common Control with Registrant.

       None.

Item 25.              Indemnification.

Sections 2.9(d) and (f), Article IV Sections 4.1-4.3 and Section 8.3(b) of the Registrant's Declaration of Trust dated November 23, 1987 relate to the indemnification of Trustees, Officers and other persons by the Trust and to the exemption from personal liability of such Trustees, Officers and other persons.
These aforementioned Sections are reproduced below:

Section 2.9. Miscellaneous Powers.

The Trustee shall have the power to: (d) purchase, and pay out of the Trust Property, insurance policies insuring the Shareholders, Trustees, Officers, employees, agents, Investment Advisors, Distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including the Investment Advisor,
Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine;

Article IV - Section 4.1. No Personal Liability of
Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, Officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person, and all such Persons shall look solely to the Trust
Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.
If any Shareholder If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any or proceeding to enforce any such liability of the Trust or any Series, he shall not, on account thereof, be held to any personal liability. The
Trust or Series shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

The rights accruing to a Shareholder under this Section
4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2.  Non-liability of Trustees, Etc.  No
Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting
Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office or for his failure to act in good faith in the reasonable belief that his action was in the best interests of the Trust. Notwithstanding anything in this Article IV or elsewhere in this Declaration to the contrary and without in any way increasing the liability of the Trustees beyond that otherwise provided in this Declaration, no Trustee shall be liable to the Trust or to any Shareholder, Trustee, officer, employee or agent for monetary damages for breach of fiduciary duty as a Trustee;
provided that such provision shall not eliminate or limit the liability of a Trustee (i) for any breach of the Trustee's duty of loyalty to the Trust or its Shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, or (iii) for any transaction from which the Trustee derived an improper personal benefit.

Section 4.3.  Mandatory Indemnification.  (a) Subject
to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust or any Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or aid by him in connection with any claim, action, suit or proceeding in which he became involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or proceeding" shall apply to all claims, actions,

suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

(iii) in the event of a settlement involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested
Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter by entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section
4.3 may be advanced by the Trust or any Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter), or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding. Section 8.3.
Amendment Procedure. (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or of any Series by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

Item 26.              Business and Other Connections of
Investment Advisor.

The Managers Funds LLC, a registered investment adviser, serves as investment advisor to the Trust.
The Managers Funds LLC is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. ("AMG") and AMG serves as its Managing Member. The Managers
Funds LLC serves exclusively as an investment advisor to investment companies registered under the 1940 Act.
The business and other connections of the officers and directors of The Managers Funds LLC, are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-56365.

The Managers Funds LLC hires Subadvisor(s) for each
Fund of the Trust. The business and other connections of the officers and directors of each Subadvisor are listed in their respective Schedules A and D of its ADV
Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file numbers of said ADV Forms are listed below.




Armstrong Shaw Associates Inc.           801-20597

Essex Investment Management Company, LLC* 801-12548

Bramwell Capital Management, Inc.       801-46036

Kalmar Investment Advisers              801-53608

Kern Capital Management LLC             801-54766




Westport Asset Management, Inc.         801-21854

Skyline Asset Management, L.P.*         801-49603

Mastholm Asset Management, L.L.C.       801-54834

Lazard Asset Management LLC             801-61701

Rexiter Capital Management Limited      801-55470

Loomis, Sayles & Company, L.P.          801-170

Osprey Partners Investment
Management, LLC   			801-55893

Donald Smith & Co., Inc.                801-16798

Bernstein Investment Research &
Management   				801-56720



____________________________

*Essex and Skyline are each majority owned by AMG and are each an affiliate of the Registrant.

Item 27.              Principal Underwriters.

(a) Managers Distributors, Inc. acts as principal underwriter for the Registrant. Managers Distributors, Inc. also acts as principal underwriter for Managers
AMG Funds, Managers Trust I and Managers Trust II.

(b) The following information relates to the directors, officers and partners of Managers Distributors, Inc.:





Name and Principal     Positions and Offices   Positions and Offices
Business Address         with Underwriter             with Fund



Nathaniel Dalton	Director                None
c/o Affiliated Managers
Group, Inc.
600 Hale Street
Prides Crossings, MA 01965



Daniel J. Shea		Director                None
c/o Affiliated Managers
Group, Inc.
600 Hale Street
Prides Crossings, MA 01965




John Kingston, III	Director and Secretary  None
c/o Affiliated Managers
Group, Inc.
600 Hale Street
Prides Crossings, MA 01965



Peter M. Lebovitz        President		President
c/o The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854



Donald S. Rumery         Treasurer		Secretary and Treasurer
c/o The Managers
Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854






(c) Not Applicable.

Item 28.              Location of Accounts and Records.

The accounts and records of the Registrant are maintained at the offices of the Registrant at 800
Connecticut Avenue, Norwalk, Connecticut 06854, at the offices of the Custodian, The Bank of New York, 100
Church Street, New York, New York 10286, at the offices of the Transfer Agent, Boston Financial Data Services,
Inc., 1776 Heritage Drive, North Quincy, Massachusetts
01171 and at the offices of each Subadvisor at the address listed in the current Form ADV on file of each (see Item 26 for ADV file numbers).

Item 29.              Management Services.

There are no management-related service contracts other than the Fund Management Agreement relating to management services described in Parts A and B.

Item 30.              Undertakings.

(a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) The Registrant shall furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

(c) If requested to do so by the holders of at least
10% of the Registrant's outstanding shares, the Registrant will call a meeting of shareholders for the purpose of voting upon the removal of a trustee or trustees and the Registrant will assist communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

            ESSEX INVESTMENT MANAGEMENT COMPANY, LLC

                         Code of Ethics

                               and

     Statement of Policies and Procedures on Insider Trading










                                               Updated March 2004

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            ESSEX INVESTMENT MANAGEMENT COMPANY, LLC

      CODE OF ETHICS REGARDING PERSONAL SECURITY TRANSACTIONS



I.   General Principals

     As an investment adviser, Essex and its employees owe a fiduciary responsibility to our clients, this requires each of us to put the interest of our clients first. A critical component of our fiduciary duty to our clients is to avoid potential conflicts of interest. As such our Code of Ethics provides the following:

     *    All employees must place the interest of our clients first;
     * All employees must execute personal securities transactions in compliance with this Code of Ethics and to avoid any actual or potential conflict of interest. Even the appearance of a conflict of interest must be anticipated and avoided; and
     * No employee should take inappropriate advantage of their position and/or unfair advantage of information that they learn.


     A.   Code Not to Forbid or Even Discourage Personal Investing

          It  is strongly emphasized that it is not the
          intention of this Code of Ethics to forbid or
          even   discourage   the   accumulation    and
          management,  by officers or employees,  of  a
          personal  portfolio consisting of  securities
          generally  available to the public  including
          securities  in  the  portfolios   of   client
          accounts.     Indeed,   a   sound    personal
          investment  program is one very good  way  to
          develop  an analytical skill in dealing  with
          the  market  can  be of great  value  to  the
          client  accounts.   Such a course  of  action
          must  however, in recognition of the  service
          relationship to the clients, be carried on in
          accordance   with   certain   standards   and
          guidelines that have been established for everyone's protection.

     B.   Restricted Activities

          Among  other  things, it is  clear  that  each
          Essex   employee   or  their  family   members
          described in Section IV below (each of whom is considered an "Affiliated Person" under this Code, as defined in Section IV) should be certain that he/she avoid:

          1. purchasing or selling securities in such a way as to compete in the marketplace with the accounts of clients managed by Essex, or otherwise acting to injure their transactions;

          2. using knowledge of client securities transactions to profit by the market effect of such client transactions;

          3. placing a transaction, which in hindsight, might take on the appearance of "front-running" clients' accounts; or


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          4.   giving to others information not generally available to the public of proposed or current purchases or sales by the clients (except to the extent necessary to the carrying on of the business of the clients) because of the possibility of such others taking action detrimental or potentially detrimental to the client accounts or potentially benefiting from the market effect of such client transaction.

     C.   Enforcement of Code

     The Compliance Officer and the Code of Ethics Committee will have full and complete authority to enforce this Code, and their decisions under this Code will be final.


II.  Certain Investing Guidelines for Employees

     All  Essex  employees  and  their  family  members,  as
     described  in  Section  IV  below  (each  of  whom   is
     considered an "Affiliated Person," as noted previously) must adhere to the following restrictions:

     A.   Simultaneous Transactions

          Essex  employees and other Affiliated Persons
          may  not  purchase,  sell,  short,  etc.  any
          security if, within the 7 calendar days prior
          to  the time a Co-Head Trader pre-clears  the
          transaction, Essex has had activity  in  such
          security or an equivalent on behalf of any of
          its    clients.   The   personal   securities
          transactions of the Co-Head Traders shall be pre-cleared by the Compliance Officer.

          Any   simultaneous  transactions,  i.e.,  any
          purchase  or  sale  of any  security  by  any
          Affiliated Person simultaneously with, or  at
          approximately  the  same  time  as  a  client
          account,  may  involve a  conflict  with  our
          clients  and therefore may be a violation  of
          the   Code  whether  or  not  there  is   any
          detriment to the client account and whether or not any individual benefits thereby.

          A   pattern   of   buying   or   selling   at
          approximately the same time as  any  account,
          or  in  advance of any account, carries  with
          it,  at  a  minimum,  the  appearance  of   a
          violation   of  the  Code.   The   Compliance
          Officer  will  carefully  consider  with  any
          Affiliated Person any transaction of  him/her
          that   has   any  appearance   of   a   joint
          participation  or  simultaneous  transaction.
          If any Affiliated Person intends to purchase or sell any security that is held by a client account, or has knowledge that a particular asset is being considered for purchase or sale by client accounts, it is recommended that that person review his/her potential purchase or sale with the Compliance Officer.

          Front-running is strictly prohibited by  this
          Code.   Front-running violations are typified
          in personal trades conducted shortly before Essex's transaction and is calculated to capitalize on the market effect of Essex's


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          trading.  Obviously,  an Affiliated  Person's
          transactions should be avoided where they have the possible appearance of front-running even though that was not the intent. Trading by an Affiliated Person immediately after a trade by Essex may allow that person to benefit from any market effect caused by Essex's trades.

          In  an  effort  to avoid any  appearances  of
          front-running or other impermissible conduct,
          the  Compliance Officer will review  employee
          trades  to  determine  whether  Essex  traded
          within  the  7 calendar day period  following
          such  employee  trades.  In  the  event  that
          Essex traded within the 7 calendar day period
          following  an employee trade, the  Compliance
          Officer will consider all relevant facts  and
          circumstances of such employee  trade  (which
          considerations  may include  how  many  Essex
          client  accounts  traded  in  that  security,
          whether the employee had any knowledge of the
          client  account(s) trading in such  security,
          whether  there is any pattern of  trading  by
          such employee that appears to be in violation
          of  the letter or intent of this Code, or any
          other relevant facts), and if necessary  will
          discuss such employee trade with the Code  of
          Ethics  Committee.   Each of  the  Compliance
          Officer and the Code of Ethics Committee will
          have  the  discretion  to  require  any  such
          employee  trade  to  be  reversed,  and   any
          profits  of  such  trade  to  be  donated  to
          charity  in accordance with Section V.B,  and
          to   apply   any  sanction  that  is   deemed
          appropriate.

     B.   Initial Public and Secondary Offerings

          An   Essex   employee  and  other  Affiliated
          Persons    may   not   engage   in   personal
          transactions  involving the purchase  of  any
          security on an initial public offering  or  a
          secondary  offering.  This  restriction  also
          includes new issues resulting from spin-offs,
          municipal  securities and thrift conversions,
          although  in  limited cases the  purchase  of
          such   securities  in  an  offering  may   be
          approved    by   Compliance   Officer    upon
          determining  that approval would not  violate
          any  policy  reflected in  this  Code.   This
          restriction does not apply to open-end mutual
          funds,  U.  S.  government  issues  or  money
          market  investments. The pre-approval process
          follows the same as that outlined for Private
          Placements  and Investment Letter  Securities
          below.    Such  a  situation  may  arise  for
          example, where a Savings Bank goes public and
          offers investment opportunities to its  long-
          term  depositors.   Purchase  of  a  security
          pursuant to this section is still subject  to
          the   Code's  reporting  requirements.   This
          policy does not prohibit an Affiliated Person
          from  buying  securities in the  open  market
          after   such  offering,  provided  all  other
          provisions of this Code are met.

     C.   Short Term Trading Bans

          Essex  employees and other Affiliated Persons
          are prohibited from profiting as a result  of
          "short-term"   trading  in   any   securities
          subject to this Code (see the additional restriction on affiliated open-end mutual funds transactions below). For purposes of this Code, "short-term" trading is defined as the sale/cover of a security within 60 days of a purchase/short of the same security.
          Essex  employees and other Affiliated Persons


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          are  permitted to sell securities at  a  loss
          during this 60-day window, provided that they
          have   complied  with  all   of   the   other
          provisions   of   this   Code   (e.g.,   pre-
          clearance).

          Unaffiliated mutual funds (i.e.,  those  that
          are  not  advised or subadvised by  Essex  or
          another   affiliate  of  Affiliated  Managers
          Group, Inc.) are excluded from this short-term trading prohibition.

          Essex requires this 60-day holding period in order to avoid the appearance of a conflict of interest arising from Affiliated Persons quickly profiting on their personal trades.

          Affiliated Open-End Mutual Funds

          Essex  employees and other Affiliated Persons
          are  prohibited from engaging in "short-term"
          trading  in affiliated mutual funds.   Mutual
          funds  are  "affiliated" if Essex or  another
          affiliate of Affiliated Managers Group,  Inc.
          acts  either as an adviser or sub-adviser  of
          the  mutual  fund.  If you are  unsure  about
          whether a fund is an affiliated fund,  please
          consult  with  the Compliance Officer.   This
          prohibition applies equally to any affiliated mutual fund holdings of an Affiliated Person, including a 401k or other retirement account.
          Money market funds are excluded from this prohibition.

     D.   Cooperative Investments

          Essex  employees and other Affiliated Persons
          may  have a beneficial interest in a  limited
          partnership,  business trust,  or  investment
          club,  or other similar organization  dealing
          in securities ("Cooperative Investment") only
          with  the  prior  written  approval  of   the
          Compliance Officer. This provision does not apply to a Cooperative Investment managed by Essex for its employees.

          One  of  the factors to be considered by  the
          Compliance  Officer will be  the  extent  the
          Affiliated   Person   takes   part   in   any
          investment   decision.   If  the   Affiliated
          Person  takes  any  part  in  any  investment
          decision,  or  could have the  appearance  of
          taking  part in any decision, the Cooperative
          Investment  must follow this Code,  including
          the    pre-clearance   provision.    If   the
          Cooperative  Investment does  not  adhere  to
          this   Code,   then  participation   by   the
          Affiliated Person will be prohibited. The decision of the Compliance Officer will be final.

     E.   Mutual Funds

          Essex  employees and other Affiliated Persons
          may   invest   in  any  regulated  investment
          company  (mutual fund) provided the  purchase
          or  sale  of such fund(s) is on substantially
          the   same  terms  as  someone  who  is   not
          associated with Essex would obtain.

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          Noted   throughout  this  Code  are   various
          provisions related to open-end mutual  funds.
          In  summary,  on  a monthly  basis  you  must
          report transactions in -- and initially, upon
          employment, and annually, thereafter,  report
          holdings    of   --   all   affiliated    and
          unaffiliated open-end mutual funds.  You  are
          also  prohibited from engaging in  short-term
          trading,  meaning within a 60-day  period  in
          affiliated  open-end mutual funds.   Finally,
          with respect to affiliated mutual funds, you must pre-clear all your transactions.

     F.   Options and Short Sales

          The  use  of  options  and  short  sales  are
          subject to all provisions of this Code as  is
          the case with any other security.  Due to the
          restrictions  on  simultaneous  transactions,
          the  limited life of an option contract,  and
          the  potential for unlimited losses on  short
          sales,  an  Affiliated  Person  should   very
          carefully   consider  the   implications   of
          writing, buying, or selling or exercising put or call options or making short sales or combinations of any of the foregoing. It is emphasized that because of the special nature of some of these transactions, the potential conflicts they may create with investments held in or being considered for purchase or sale by client accounts, and the trading restrictions and prohibitions contained in this Code, the Affiliated Person should weigh the risks associated with these types of investments.

          In   addition,  the  potential  for  conflict
          and/or the appearance of conflict of interest
          with  our  clients by using  these  types  of
          investments is increased.  The appearance  of
          front-running is also increased.   Therefore,
          the use of these types of investments will be
          carefully   scrutinized  by  the   Compliance
          Officer,  and  if it is determined  that  the
          Affiliated  Person benefited, at the  expense
          of   any   client,  the  profits   from   the
          transaction may be disgorged.

               In any case, the use of options to evade the provisions of this Code is prohibited.


     G.   Private Placements and Investment Letter Securities

          In  limited  situations, Essex employees  and
          other   Affiliated   Persons   may   purchase
          investment  letter securities, or  securities
          in   a   private   offering,   however,   the
          procedures  for  such  purchase  are   vastly
          different   then  the  normal   pre-clearance
          authorization for publicly traded  securities
          described in II. A. above.  This section does
          not  apply to securities purchased through  a
          vehicle   managed  by  Essex  in   which   an
          Affiliated Person has made an investment.

          Investing   in  private  placements   by   an
          Affiliated Person increases the potential for either a conflict or the appearance of a conflict of interest with Essex's clients.


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          For  example,  if the accounts have  accepted
          the invitation, such persons obviously cannot compete with them. If they have refused, a participation by such persons is open to the charge that the accounts refused to invest, or were encouraged not to invest, in order to enable the individual to participate.

          If the security is such that any client's accounts could possibly have an interest in it, a purchase by an Affiliated Person is open to the charge that he received preferred treatment from a broker-dealer because of his association with an investment advisor or a counseling account.

          However,  in  some instances,  there  may  be
          extenuating  circumstances or special  facts,
          such  as  personal  relationships  with   the
          issuer.   In addition, in certain situations,
          it  may be in the best interest of the client
          for   an   Affiliated  Person  to   make   an
          investment - where for example the purchase of a larger block may reduce the overall unit price of the issue.

          Therefore,  Affiliated  Persons  may  request
          permission    to   make   such   investments.
          Application, in writing, for such  permission
          should   be   addressed  to  the   Compliance
          Officer, who will then bring such request  to
          the   Code  of  Ethics  Committee,  described
          within   Section   IX   ("Committee").    The
          determination of the Committee will be final and a memo to the employee's personnel file will memorialize their determination.

          When making a determination as to whether  an
          employee   may  make  an  investment   in   a
          restricted security, the following will be taken into account:

          1. That each client who is known to be potentially interested in such type of investment or whose stated investment objectives are consistent with such an investment has been informed directly about the opportunity;

          2. Essex has made a good faith determination as to what portion of such offering should be made available to each client in this group of accounts, based on risk/return characteristics, level of diversification, other investment opportunities available, etc. of the client's account;

          3. All clients whose investment guidelines would permit such an investment have been notified of the investment opportunity and have responded back to Essex, in writing, of their acceptance or rejection of the investment; and

          4. All doubts must be resolved in favor of offering the investment to the client at the expense of the Affiliated Person's opportunity to invest.


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          After the above four items have been resolved
          and   the  investment  opportunity  is  still
          available to the Affiliated Person, then the Compliance Officer must further determine:

          1. That the Affiliated Person's participation in the offering will not have a material adverse effect on the terms being offered to the client;

          2. That the Affiliated Person is participating in the offering on the same terms as the client and on the same terms as generally being offered to other prospective investors;

          3. That the proposed transaction in no way creates any unfairness to any of Essex's existing clients; and

          4. That any conflict will be resolved in favor of the client, even if it means the Affiliated Person is not allowed to make the investment.


     H.   Gifts and Endorsements

          No   employee   shall  accept   directly   or
          indirectly anything of value, including gifts
          and  gratuities, in excess of $100  per  year
          from  any person or entity that does business
          with   Essex.   This  restriction  does   not
          include   occasional  meals  or  tickets   to
          theater or sporting events or other similar entertainment.


     I.   Exempt Securities

                Essex  does  not  generally  engage  on
          behalf   of   its   clients   in   securities
          transactions   other  than  those   described
          specifically in the Code.  Nevertheless,  all
          securities  transactions  by  employees   are
          subject  to  the  principles  of  the   Code,
          whether   or   not  they  are   of   a   type
          specifically described herein.  They are also
          subject   to   the  pre-clearance  procedure,
          unless the Code expressly states otherwise.

               The following securities transactions do
          not  require pre-clearance or reporting under
          this   Code  (except  that  transactions   in
          unaffiliated mutual funds must be  reported),
          but   only   if  the  Affiliated  Person   is
          completely  satisfied that such an investment
          is  consistent with the general principles of
          the   Code,   as   well   as   its   specific
          requirements:

          *    Direct investments in obligations of the United States;
          * Investments in commodities (not including index futures or currency futures or forward contracts);
          * Direct investment in real estate (not including securities evidencing an interest in real estate, such as REITs);

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          *    Investments in unaffiliated mutual funds (which are not
               subject to pre-clearance but are subject to reporting under this Code, as noted above);
          * Investments in FDIC-insured bank accounts or certificates of deposit;
          *    Money market funds; and
          * U.S. Depository Receipts and other exchange traded funds as described in Section II.K(2).

     J.   Dividend Reinvestment Plans and Automatic Purchase Plans

               Affiliated Persons may participate in an
          issuer's  dividend reinvestment plan  ("DRP")
          and  may  make cash contributions to purchase
          additional  shares  through  the  DRP.    The
          commencement of participation in a DRP is subject to the pre-clearance procedure, as is any cash contribution to a DRP (except as described below).

                If an Affiliated Person intends to make
          small  cash contributions ($1,000.00 or less)
          to  an  individual DRP on a monthly (or  less
          frequent)   basis  as  part  of  an   ongoing
          personal investment program in such security, such Affiliated Person may pre-clear the investment program as a whole and then he or she need not pre-clear each investment made within the confines of such a plan.

               The termination of an investment plan as
          described    above,   the   termination    of
          participation in the DRP, and the purchase of
          shares    through   the   DRP   by   dividend
          reinvestment alone are not subject to pre-clearance.

                 This  process  also  applies  to   all
          automatic purchase plans involving mutual funds whether affiliated or unaffiliated.

     K.   Exemptions

       (1)     Purchases or sales of securities may  be
          exempted from the provisions of Section II.A.
          if   the   Affiliated   Person   obtains    a
          certification from a Co-Head Trader that  the
          proposed  purchase or sale, or any  purchases
          or  sales by Essex accounts in the next seven
          calendar  days,  are  unlikely  to   have   a
          material impact on the price of the security.
          The Compliance Officer then must also approve such exemption.

       (2)      Purchases   or  sales  of   U.S   Index
          Depository  Receipts (e.g., S & P  Depository
          Receipts - SPDR) or other exchange traded funds in amounts less than $50,000 do not have to be pre-cleared. For transactions in amounts in excess of $50,000 the Affiliated
          Person must obtain a certification from a Co-
          Head Trader that the proposed purchase or sale, or any purchases or sales by Essex accounts in the next seven calendar days, are unlikely to have a material impact on the price of the of the U.S. Index Depository
          Receipt  or other exchange traded  fund.  The
          Compliance Officer then must also approve such exemption.



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                Simultaneous transactions by Affiliated
          Persons  in securities that are also held  by
          Essex  clients  at a minimum may  create  the
          appearance of a conflict of interest with the
          interests of the Essex client.  However,  the
          provisions  of  this  Code  are  designed  to
          recognize that, as a practical matter,  there
          is  little chance for a client to be  harmed,
          or  an  employee  to benefit through  "front-
          running", if purchases or sales are  made  in
          small  amounts in a large capitalized, liquid
          stock.  In making the certification necessary
          to  obtain  this exemption, a Co-Head  Trader
          shall  consider the market capitalization  of
          the   security,  its  average  daily  trading
          volume,   and   the   likelihood   that   the
          Affiliated  Person's  transaction,  (or   any
          potential   transactions  by   Essex   client
          accounts  in  the next seven  calendar  days)
          would  produce  a  material  impact  on   the
          security's price.

       (3)     Trading activity through an account  for
          which the Affiliated Person does not have any
          authority  to trade or to exercise discretion
          is   not  subject  to  the  pre-clearance  or
          reporting  provisions  of  this  Code.   This
          would  include for example, Blind  Trusts  or
          brokerage   accounts  where  the   Affiliated
          Person cannot exercise trading authority.


III. Insider Trading

         All  employees of Essex are subject to special
     rules   relating  to  trading  on  the  basis   of
     material,   nonpublic  information   -   sometimes
     referred  to "insider trading".  All officers  and
     employees must read and annually sign the attached
     appendix  relating to Essex's policies on  insider
     trading,  as  well as Affiliated  Managers  Group,
     Inc.'s  insider  trading policy.   The  Compliance
     Officer   or   his  designee  will  annually   re-
     distribute this appendix for certification.


IV.  Persons to Whom this Code Applies

     A. The requirements of this Code apply directly to all Affiliated Persons. An Affiliated Person is defined as:

          1.   You
          2.   Your spouse,
          3.   Your minor children,
          4. Any other person living with you or to whose financial support you contribute, and
          5. Any account for the above categories over which you have discretionary authority.

     B.   Code applies to others indirectly

          The   intent   of   this   Code   cannot   be
          circumvented  by  an  Affiliated  Person   by
          providing information to a person who is  not
          described  in Section IV.A. above,  with  the
          expectation  that that person will  trade  on
          such  information.   Thus,  for  example,  an
          Affiliated Person may not provide information


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          to  a  brother  or  sister  not  living  with
          him/her   with  the  expectation  that   that
          brother   or   sister  will  trade   on   the
          information.

     C.    Temporary Exemption from Code Application - Leave of
          Absence

          Employees of Essex on an approved leave of absence may not be subject to the pre-clearance and reporting provisions of the Code, provided they meet the following requirements: they do not (i) participate in, obtain information with respect to, or make recommendations as to, the purchase and sale of securities on behalf of a Fund or managed account; and
          (ii) do not have access to information regarding the day-to-day investment activities of Essex and (iii) they do not devote substantially all of their time to the activities of Essex.


V.   Procedural Requirements

     A. Prior to entering any personal securities transaction in securities other than those exempted under Section II.K.(2) or
          Section II.K.(3) of this Code, the Affiliated Person will be required to have a Pre-clearance Form executed by both a Co-Head Trader and Director of Research (as well as by the employee himself/herself) certifying:

          1. There are no open orders currently pending on the trading desk;

          2. That there is no interest that might result in activity in said security during the immediate days ahead;

          3. That there has not been an Essex transaction during the last 7 calendar days;

          4. There is not any research currently being conducted and the Director of Research has not directed any person to perform such research or to the best of the Director of Research's knowledge, no research is contemplated that might result in transaction activity during the immediate days ahead

          5. That the Affiliated Person is not aware of any information which has not been disclosed to the Investment Committee, which, if it had been disclosed might have resulted in either the purchase or sale of a security for any of Essex's clients accounts; and

          6. That the Affiliated Person is not going to sell/cover this security within 60 days of this personal security transaction.

          Failure   to  obtain  pre-clearance   for   a
          personal  security transaction is  a  serious
          breach  of Essex's rules and will be  treated
          as  such.   Violations of  the  pre-clearance
          requirement  may  subject  the  employee   to
          disciplinary action. Failure to obtain pre-clearance may also result in the trade being canceled with the Affiliated Person bearing any losses that may occur. Any profits that may result from an unauthorized trade will be donated to a charity designated by Essex.

     B.   If a previously entered Affiliated Person's transaction
          falls within the applicable blackout period, the Affiliated Person must contact the Compliance Officer who may, in his/her sole discretion, cancel the transaction prior to settlement. If the transaction cannot be canceled prior to settlement, then the Compliance Officer may, in his/her sole discretion, require the Affiliated Person to disgorge any resulting profits to Essex, who
          will then donate such profits to a charity it designates.   The
          amount of any such profits will be determined by the Compliance Officer in his sole discretion.

     C. An Affiliated Person who is not an employee of Essex may be completely or partially exempted from the pre-clearance provisions set forth above in Section V(A) upon written application to the Compliance Officer demonstrating good cause for such exemption. Any exemption shall be in writing, may be subject to such conditions as the Compliance Officer shall determine, and may be revoked at any time by giving written notice to the Affiliated Person. If a request for exemption is denied or revoked, the Affiliated Person must follow the procedures set forth in Section V(A). The denial or revocation of an exemption is a final decision.


 VI.  Reporting Requirements

     All employees are required to submit the following reports:

  A.   Initial and Annual Certification

     No later than 10 days after becoming employed by Essex, a certification that they have read and understood the Code of Ethics. Further, employees are required to certify at least annually that they have complied with the requirements of the Code of Ethics and that they have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the code.

  B.   Initial and Annual Holdings Report

     No later than 10 days after becoming employed by Essex, each employee must submit an Initial Holdings Report covering the employee's and his/her Affiliated Persons' holdings. A copy of the Initial Holdings Report is attached. Each Affiliated Person must submit an Annual Holdings Report by January 30, or the following Monday if a weekend, of each calendar year showing all securities held as of December 31 of the prior year. All affiliated and unaffiliated mutual funds, with the exception of money market funds, must be included in this report.

     Each Affiliated Person must list all open securities accounts at the time of the report.

  C.   Transaction and Account Report

     Each Affiliated Person must submit a monthly transaction report listing the Affiliated Person's securities transactions for the month by the 10th day of the following
     month.  A copy of the report is attached.   Employees must
     also provide information on any new securities account established during the month including the name of the broker, dealer or bank and the date the account was established.

  D.   Duplicate Confirmations and Account Statements

     Effective as of July 1, 2004, Affiliated Persons are required to notify any brokers, dealers, investment advisers, banks and other financial institutions with whom they have their securities trading accounts to forward duplicate confirms of any and all of their trades and periodic account statements containing trading activity to the Compliance Officer and may use the form letter attached to this Code to notify such financial institutions.

VII. Review of Reports

     All reports filed in accordance with this Code will be maintained and kept confidential by the Compliance Department. Reports will be reviewed by the Compliance Officer and other personnel designated by him for this purpose.

 VIII.     Sanctions

     Upon  discovering a violation of the Essex's Code  or  these procedures, Essex may impose such sanction(s) as it deems appropriate, including, among other things, a letter of censure, suspension or termination of the employment of the violator and/or restitution to any affected person (including any affected fund or other entity) of an amount equal to the advantage that the violator gained by reason of such violation. In addition, as part of any sanction, Essex may require the Affiliated Person or other individual involved to reverse the trade(s) at issue and forfeit any profit or absorb any loss from the trade. Violations of the Code or these procedures may also result in criminal prosecution or civil action.

IX.  Code of Ethics Committee

     A Code of Ethics Committee, consisting of Essex's Management Committee and an AMG representative as an observer, will review and consider any proper request of an Employee for relief or exemption from any restriction, limitation or procedure contained in this Code consistent with the principles and objectives of this Code. The Committee will also decide the appropriate Code sanctions. The Committee shall meet both quarterly and on an ad hoc basis, as it deems necessary (such as to consider any such proper request for relief or exemption). The Committee's decisions on any matters are within its sole discretion and complete and will be final.

X.   Client and Company Confidentiality

     The services that you perform for Essex may expose you to confidential information including (but not limited to):

          1. Information about the clients of Essex, such as client names, addresses, telephone numbers, personal financial data and other client information;

          2.   Information about Essex's client prospects;

          3. Information regarding Essex's employees such as personal information, phone numbers, addresses etc.;

          4. Information regarding Essex's legal matters, such as SEC inquiries or audits, legal claims or litigation, etc.;

          5. Information relating to the performance of any client account or fund managed by Essex;

          6.   Information regarding clients' transactions and/or holdings;
               and

          7.   Information relating to companies visiting Essex's office.

          Such information should not be discussed with
          anyone   outside  the  company  without   the
          express  knowledge  and  permission  of   the
          management of Essex.

          All  matters  relating to Essex and  becoming
          known  to  any employee must be held  in  the
          strictest confidence.  Employees must  assume
          that  all  information relating to  Essex  is
          confidential  and should not be discussed  or
          released  to  any  outside  party  (including
          insurance  representative, attorney,  banker,
          brokers, former employees, family members, or
          friends)  without the express  knowledge  and
          permission  of  Essex's management.   Outside
          parties who insist on knowing confidential information should be directed to management.

          Employees  also must not use or  release  any
          Essex    proprietary   information    without
          authorization. Proprietary information would include (without limitation) any information relating to portfolio management decisions, analysts reports, clients and their accounts, methods used to select investments, etc.

          Employees  should not discuss any of  Essex's
          security  holdings (whether  for  clients  or
          otherwise)  including  short  positions  with
          anyone  outside  the company.   In  addition,
          employees should not discuss with anyone outside the company any research, analysis, or pending purchase or sale of securities by Essex.

XI.  Recordkeeping Requirements

Essex will maintain the following documents for a period of at least five years after the end of the fiscal year in which the report is made or the information provided, the first two years in Essex's offices.
  A.A copy of each Code of Ethics for Essex that is or was in effect;

  B. A record of any violation of the Code of Ethics, and of any action taken as a result of the violation, must be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

  C. A copy of each report made by an Affiliated Person as required by this Code of Ethics section;

  D. A record of all persons who are or were required to make reports under this Code, or who are or were responsible for reviewing these reports; and

E. A record of any decision, and the reasons supporting the decisions to approve the acquisition by an Affiliated Person of an IPO, a secondary offering, a private placement or investment letter securities.


XII. Waivers

An employee may submit to the Compliance Officer a request for a waiver from the provisions of the Code. All requests must be in writing. Any grant of such request will be reported to the
Committee at its next regularly scheduled meeting. All written requests and documentation of grants will be maintained pursuant to Section XI. The Compliance Officer or the Committee may deny any such waiver request in its or their sole discretion, and any such decision will be final.

                            APPENDIX

STATEMENT OF POLICIES AND PROCEDURES WITH RESPECT TO THE FLOW AND
         USE OF MATERIAL NONPUBLIC (INSIDE) INFORMATION

I.   Statement of Policy

     Essex Investment Management Company, LLC ("Essex") forbids any officer or employee from trading, either personally or on behalf of others, including client accounts, while in possession of material nonpublic information in violation of the law. Every officer and employee must read, retain and sign a copy of this Statement of Policy and Procedures. Any questions regarding Essex's Policy and Procedures should be referred to Christopher P. McConnell, Essex's Compliance Officer.

     Generally, it is illegal to trade in securities while you are in possession of material, nonpublic, information that might affect the value of those securities or to transmit that information to anyone who may then trade in such security. Because the law of insider trading involves a number of complex legal interpretations, Essex requires every officer or employee to confer with the Compliance Officer and obtain clearance in writing, before any securities transaction involving perceived, possible, material, nonpublic information is entered into. The Compliance Officer will determine whether proceeding with the proposed transaction would involve substantial risks that the transactions would violate the law. Many aspects of the implementation of the law are "gray" and in this connection, it is Essex's desire that all of our employees operate in the most conservative manner, thereby avoiding even the appearance of any impropriety. Every officer and employee of Essex must follow the procedures described below or risk serious sanctions, including dismissal, substantial personal liability and criminal penalties, including jail sentences.


II.  INSIDE INFORMATION

General Discussion

     Federal and state securities law generally make it unlawful to:

          *    trade,
          *    tip, or
          *    recommend securities

     while in possession of material nonpublic information.
          These so-called "insider" trading restrictions come into play if such information:

          *   relates to a tender offer,
          *   has been acquired improperly, or
          * though acquired properly, has been obtained in circumstances in which there is a reasonable expectation that it will not be used for trading purposes.

     By not adhering to these rules you may subject Essex, yourself and your co-workers to unwanted notoriety and possible business failure. Furthermore, violation of these restrictions may lead to civil penalties, fines and even imprisonment to the violator.


			A

III. General Prohibitions

     A. Whether or not Rule 14e-3 (the Tender Offer Rule, described below) is applicable, the federal securities laws, and in particular, Section 10(b) of the Securities Exchange Act, prohibit you from trading, tipping or recommending securities if you possess material nonpublic information that you have reason to know was obtained improperly, or though properly obtained, was obtained in circumstances that indicate it should not be used for trading purposes. In particular, you should not trade, tip or recommend securities if you have obtained material nonpublic information on a confidential basis, from an insider in breach of his or her duty, or through "misappropriation".


     B. Under SEC Rule 14e-3, you may not trade, tip, or recommend securities of a company that is a target of a tender offer if you possess material nonpublic information regarding the tender offer. This prohibition applies if you have reason to know that the information was obtained, directly or indirectly, from the bidder, the target or a person acting on behalf of the bidder or target.

          Moreover, the rule applies to trading, tipping and recommendations even before a tender offer has been made. A substantial step includes, for example,

          *   the formulation of a plan to make a tender offer,
          *   arranging the financing for a tender offer,
          *   preparation of tender offer materials, or
          * commencement of negotiations with dealers to participate in a tender offer.

IV.  MATERIALITY

     Information is "material" if a reasonable investor would want to know it before making an investment decision. In general, information that would affect the value of the securities is material. While it is impossible to list all types of information that might be deemed material under particular circumstances, information dealing with the following subjects is reasonably likely to be considered material:

          *   earnings estimates;
          *   dividends;
          *   major new discoveries or advances in research;
          *   acquisitions, including mergers and tender offers;
          *   the sale of substantial assets;
          *   changes in debt ratings;
          * significant write-downs of assets or additions to reserves for bad debts or contingent liabilities;
          *   liquidity problems;
          *   extraordinary management developments;
          *   public offerings;
          *   major price or marketing changes;
          *   labor negotiations; and
          *   significant litigation or government agency investigations.


			B

     On the other hand, information is generally not material if its public dissemination would not have a market impact. Since such judgments may ultimately be challenged with 20/20 hindsight and the consequences of a wrong decision are potentially severe, you should contact the Compliance Officer for advice if you are uncertain whether information you possess is material. Here again, it is Essex's desire to take the most conservative approach and hopefully completely avoid even the appearance of an impropriety.

V.   NON-PUBLIC

     A.   General Discussion

          Information that has not been disclosed to the public generally is "nonpublic." To show that information is public, you should be able to point to some fact showing that it is widely available. Information would generally be deemed widely available if it has been disclosed, for example, in:

          *   the broad tape,
          *   Reuters,
          *   daily newspapers,
          * widely circulated public disclosure documents, such as prospectuses or proxies; or
          *   in certain instances, brokerage reports.

          Nonpublic information may include:

          * information available to a select group of analysts or brokers or institutional investors. However, this may not prohibit an analyst from taking pieces of non-public information, combining it with certain public information, and weaving a mosaic from which an investment conclusion is drawn;
          * undisclosed facts which are the subject or rumors, even if the rumors are widely circulated; and
          * information that has been specifically conveyed to you on a confidential basis until enough time has elapsed for the market to respond to a public announcement of the information.

     B.   When You Cannot Trade, Tip or Recommend Securities

          * You cannot trade, tip or recommend securities of a target whenever you possess material nonpublic information acquired from the bidder or target or one of their agents.

          * As noted above, outside the tender offer context, you are prohibited from trading, tipping, or recommending securities while in possession of material nonpublic information if you obtained the information (1) on a confidential basis from a client or other person, (2) from an insider in breach of his or her fiduciary duty, or (3) through misappropriation.

     B.   Information Obtained on a Confidential Basis

          When  the  firm  obtains information  from  an  outside
            source,  typically  a client or a  potential  client,
            with   the   expectation  that  it  will  keep   such
            information

			C
	    confidential, you  are  prohibited  from
            using  that  information to trade, tip  or  recommend
            securities, whether or not such an action would involve a violation of the securities laws. The expectation of confidentiality may be explicitly set forth or implied by the nature of the firm's relationship with the source of the information, as when the firm obtains information from an investment banking client.

     C.   Information Obtained though a Breach of Fiduciary Duty

          * Even in the absence of an expectation of confidentiality, you are prohibited from trading, tipping or recommending securities on the basis of material nonpublic information disclosed by an insider in breach of fiduciary duty or similar duty.

          * Whether an insider breaches his fiduciary duty by disclosing information to you is not always an easy determination to make and depends in large part on the purpose of the disclosure, it is improper for you to use that information to recommend or trade securities. The "personal benefit" test is satisfied if the insider receives a pecuniary or reputational benefit by disclosing the information.

          * Temporary insiders--You should be aware that for purposes of finding a breach by an "insider," the term "insider" is broadly defined to include not only traditional insiders, such as officers and directors, but also "temporary insiders." Temporary insiders" include, for example, investment bankers, accountants, lawyers, or consultants who have entered into a relationship with the corporation that gives them access to information solely for corporate purposes.

          * The "personal benefit" and "temporary insider" standards are difficult to apply in some situations. You should contact the Compliance Officer if you are unsure of how these tests should be applied in a particular case.

     E.   Information Obtained Through Misappropriation

          "Misappropriated" information is information  that  has
            been improperly obtained or though obtained properly, is being used improperly for a purpose contrary to the purpose for which it was given. For example, if a printer, a commercial banker or a lawyer trades on the basis of material nonpublic information entrusted to him by a client, it is likely that he will be found to have misappropriated the information. Likewise if such a person divulges the information to you, and you trade, tip or recommend securities, you may be found liable as a "tippee" with respect to the misappropriated information. For this reason, absent approval by the Compliance Officer on the basis of a full exploration of the facts, you cannot in such circumstances trade, tip or make recommendations regarding the affected securities.

     F.   Qualification on Prohibition

          * Improper disclosures should be distinguished from the situation in which company officers routinely answer questions from you about previously-issued press releases, earnings


			D
            reports, regulatory filings, or otherwise help you to fill in the gaps of your analysis.

          * In brief, you are not prohibited from using information obtained legitimately through your own analysis or appropriate investigative efforts, if you are satisfied that the disclosure of such information to you was not unlawful.

     G.   Possession vs. Use

          * The "possession" test has been adopted in the Exchange Act, Rule 14e-3, relating to tender offers. The treble damage penalty of the Insider Trading Sanctions Act ("ITSA") as well as the damage provisions of the Insider Trading and Securities Fraud Enforcement Act of 1988, explicitly apply to persons who "possess" material nonpublic information.

          * However, under Section 10(b) there is a conflict. While the SEC argues that "possession" rather than "use" is the appropriate standard, language in some court decisions appears to support the "use test." That is, the requirement that the material non-public information has been a factor (i.e., has been used) in the decision to buy or sell. To deal with the potentially difficult proof problem, however, courts create a rebuttable presumption that trading is caused by possession of the information where the information is both material and non-public.

          * It is, therefore, very important to document that one's purchase or sale decision or recommendation was based on legitimate investigatory work and was not based on material non-public information. While such a demonstration may not provide an absolute defense to all charges, it can support the argument that there can be no breach of duty to support a fraud charge under Section 10(b) unless the defendants used the improper information.

VI.  SCIENTER

     *    The Supreme Court has held that to prove a violation of
       Section 10(b), a plaintiff (whether the government or a private plaintiff) must prove "scienter." The Court defined scienter as an "intent to deceive, manipulate or defraud," but also stated that it embraces "knowing" misconduct and reserved the issue whether it includes recklessness. Lower courts have held that in most cases recklessness satisfies the scienter requirement of
       Section 10(b).

     *    There is some uncertainty about exactly how the scienter
       requirement  fits into insider trading cases.   Under  the
       possession test, it would appear sufficient if the insider knew (or was reckless in not knowing) that the information was material and nonpublic. Under the fiduciary duty/fraud theory, however, it is not enough that the insider trade on the basis of information that is material and nonpublic. Insider trading is not actionable unless the person trades in breach of a fiduciary duty owed to the other party in the transaction. In this situation, the interpretation most consistent with the Court's theory is that the insider must know of (or be reckless in not knowing) the facts that made the trade a breach of duty to the



			E
       other party in the transaction. Under the misappropriation theory, the insider must know (or be reckless in not knowing) the facts that make the trade a breach of duty owned to someone other than the other party to the transaction.

     * Scienter generally arises as an issue in tippee cases. Even under the possession test, it was necessary to show that the tippee knew (or at least should have known) that the information was material and nonpublic. Dirks, however, adds the further requirement that the tippee "[know] or should know that there has been a breach." As one district court stated, to prove that a tippee acted with scienter, the plaintiff must prove that he/she" knew or had reason to know that [the tipper] communicated material, nonpublic information for direct or indirect personal gain . . . ." The "should know" and "reason to know" formulations are curious since they are more akin to a negligence formulation than a recklessness standard.


VII. FRONT-RUNNING RESTRICTIONS

     * The purchase or sale of securities while in possession of material non-public information concerning block transactions in those securities is known as "front-running."

     * Trading before a research recommendation is announced or before its market impact has been felt is also known as "front-running." It has been interpreted to violate the requirements of the Exchanges and the NASD that brokers adhere to just and equitable principles of trade.


VIII.     COMPLIANCE WITH THESE GUIDELINES

     * These guidelines will be distributed to all present employees and to all new employees at the time of their employment. The guidelines will be acknowledged by all employees in writing. From time to time they will be re-circulated and revised in light of new developments.

     * If there is any unresolved question in your mind as to the applicability and interpretation of these guidelines or the propriety of any desired action, the matter must be discussed with the Compliance Officer prior to trading or disclosure of the information.



			F

         INITIAL AND ANNUAL CODE OF ETHICS CERTIFICATION
             To be completed by all Essex employees

TO: Compliance Officer

FROM: __________________________

DATE: ___________________________

SUBJECT:  Initial and Annual Code of Ethics Acknowledgment Form -
Essex Code of Ethics



I acknowledge that I have received, read, understood and I hereby assure that I will comply with Essex Investment Management Company, LLC's Code of Ethics. I recognize the responsibilities and obligations, including but not limited to preclearance, monthly transaction reports, initial and annual listing of holdings, incurred by me as a result of my being subject to this Code. If initial certification: I hereby agree to abide by the attached Code. If annual recertification: I hereby acknowledge that during the past year I have abided by the attached Code. If otherwise, I have provided a description of my violations and the reason for the same immediately below.





       SIGNATURE AND PRINTED NAME              DATE



			G

                PRE-CLEARANCE AUTHORIZATION FORM

TO: Compliance Officer
FROM: __________________________
DATE: ___________________________
SUBJECT:  Proposed Personal Security Transactions

I am currently considering a buy/sell, long/short transaction involving the following:

Account Name   Account No. No. of Shares/Par Value(if bonds)

____________________________________________________________



Symbol/Cusip(if bonds)

______________________


In an attempt to avoid a conflict of interest or even the
  appearance of a conflict of interest,
I hereby certify that there are not any open orders currently pending for the above-referenced
security.  In addition, I am not aware of any interest that might result in any activity in the above-
referenced security during the immediate days ahead.  Lastly, I hereby confirm there has been no
activity during the prior seven calendar days (and up to the time
  I sign this form) by any of our
clients.


________________________      _______________	________________

   Co-Head Trader              Time              Date
 (Compliance Officer
if Co-Head trader pre-
 clearance request)

I hereby certify that, to the best of my knowledge, there is not any research currently being conducted and I have not directed any person to perform such research that might result in transaction activity in the above-referenced security during the immediate days ahead.

________________________   			________________

Director of Research,                            Date
President, Compliance
 Officer or Chairman

Pursuant to Section II.K. of the Code of Ethics, I certify that the above contemplated transaction is in a large, liquid stock with high trading volume and whose purchase or sale by the employee will not impact the stock. Further, any current or subsequent purchase or sale by Essex would not generally be expected to impact the stock and thereby benefit the employee.


________________________      _______________	________________

   Co-Head Trader              Time              Date
 (Compliance Officer
if Co-Head Trader pre-
 clearance request)

Based upon the above certifications, I have determined that my transaction activity will not conflict with any transaction placed or contemplated on behalf of Essex clients. I certify that I will not sell/cover this security within 60 days of this transaction. Beyond this, I do not believe there to be even the appearance of a possible conflict of interest. In addition, I am not aware of any information that has not been disclosed to the Investment Committee, which, if it had been disclosed might have resulted in either the purchase or sale of a security for any of Essex's clients accounts. Further, I understand that in the event that a subsequent transaction occurs which would, in the opinion of the Compliance Officer, create or result in a conflict of interest or the appearance of a conflict, the Compliance Officer may require the cancellation of my transaction.

________________________  			________________

      Employee                                   Date

               PERSONAL SECURITIES HOLDINGS REPORT
        (For use as an Initial or Annual Holdings Report)

Pursuant to Section VI.B. of the Code, please list all securities accounts and securities holdings for each securities account in which you or any Affiliated Person as listed in Section IV has a beneficial interest. You do not need to list those securities that are exempt from reporting pursuant to Section II.I. Note: all affiliated and unaffiliated open-end mutual funds, with the exception of money market funds, must be included in this report.

Is this an Initial or Annual Report?__________________

Name of Employee:_________________________

SECURITIES HOLDINGS:

Attach to this Report your most recent account statement and/or list securities held below:

Account Name  Account #.   Broker-Dealer/Bank  Security Name
Shares (if equity)  Principal(if bonds)

1.

2.

3.

4.

(Attach separate sheets as necessary)

SECURITIES ACCOUNTS:

     Account Name   Account # Date Acct. Opened   Broker-
Dealer/Bank
1.

2.

3.

4.

(Attach separate sheets as necessary)

I certify that this Report and the attached statements (if any) constitute all the securities accounts and securities that must be reported pursuant to this Code.
________________________ _______________________       _______
Employee Signature       Print Name			Date

     BROKER CONFIRMATION AND ACCOUNT STATEMENT REQUEST LETTER



Date

Name
BD Name
BD Fax Number or Address

Re: Employee Name, Account Number (s)


I am an employee of Essex Investment Management Company, LLC, a registered investment adviser. In compliance with the Firm's Code of Ethics, please send duplicate copies of confirmations and statements for the above referenced account to the Firm at the following address:

                         Compliance Officer
                         Essex Investment Management Company, LLC
                         29th Floor
                         125 High Street
                         Boston, MA 02110


Very truly yours,

Essex Employee




Cc: Essex Compliance Officer

                      CODE OF ETHICS OF
               SKYLINE ASSET MANAGEMENT, L.P.
                      and SKYLINE FUNDS

                  (Effective April 1, 2004)


I.   STATEMENT OF POLICY

     This Code of Ethics ("Code") is being adopted under Rule 17j-1 promulgated by the Securities and Exchange Commission pursuant to Section 17(j) of the Investment Company Act of 1940, as amended (the "1940
Act"). In general, Rule 17j-1 imposes an obligation on registered investment companies and their investment advisers and principal underwriters to adopt written
Codes of Ethics covering the securities activities of certain of their directors, officers and employees.
This Code is designed to ensure that those individuals who have access to information regarding the portfolio securities activities of registered investment company clients not intentionally use information concerning such clients' portfolio securities activities for their personal benefit and to the detriment of such client.

     This Code is intended to cover all Access Persons and the Independent Trustees (as these and other capitalized terms are defined in Section II of this
Code). All Access Persons and Independent Trustees are subject to and bound by the terms of this Code.

     It  is  not the intention of this Code to prohibit
personal  securities transactions by Access Persons  or
Independent  Trustees, but rather  to  prescribe  rules
designed  to  prevent actual and apparent conflicts  of
interest.   While  it is not possible  to  specifically
define and prescribe rules addressing all possible situations in which conflicts may arise, this Code sets forth the Adviser's and Skyline Funds' policy regarding conduct in those situations in which conflicts are most likely to develop.

General Principles

     Every Access Person and Independent Trustee should keep the following general fiduciary principles in mind in discharging his or her obligations under the Code.
Each Access Person and Independent Trustee shall:

     a.   at   all   times,  place  the  interests   of
          Investment Advisory Clients before his or her personal interests;

     b. conduct all personal securities transactions in a manner consistent with this Code, so as to avoid any actual or potential conflicts of interest, or an abuse of position of trust and responsibility; and

     c. not take any inappropriate advantage of his or her position with or on behalf of any Investment Advisory Client.

Investment Company Act Prohibitions

      The Investment Company Act and rules make it illegal for any person covered by the Code, directly or indirectly, in connection with the purchase or sale of a security held or to be acquired by Skyline Funds to:

     a. employ any device, scheme, or artifice to defraud Skyline Funds;

     b. make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of circumstances under which they are made, not misleading or in any way mislead Skyline
          Funds regarding a material fact;

     c. engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon Skyline Funds; or

     d. engage in any manipulative practice with respect to Skyline Funds.

        The   restrictions   on   personal   securities
transactions contained in this Code are intended to help the Adviser monitor for compliance with these prohibitions.

II.  DEFINITIONS

     a. "Access Person" shall mean all full-time principals, employees and officers of the Adviser or Skyline Funds or Additional Advisory Persons and any temporary or part-time employees of the Adviser or Skyline Funds or Additional Advisory Persons who are designated as Access Persons by the Designated Officer.

     b.    "Additional Advisory Person" shall mean  any
employee  of the Adviser, Skyline Funds or any  company
in  a  Control  relationship with the Adviser  who,  in
connection with his or her regular functions or duties,
makes, participates in or obtains information regarding
a  purchase  or  sale of a Security  by  an  Investment
Advisory  Client  of  the Adviser  or  whose  functions
relate to making of any recommendations with respect to
such  purchases or sales, or any natural  person  in  a
Control   relationship  to  the  Adviser  who   obtains
information concerning recommendations made to the Adviser with respect to the purchase or sale of a Security.

     c.      "Adviser"   shall   mean   Skyline   Asset
Management, L.P., a Delaware limited partnership.

     d. "Alternate Designated Officer" shall mean the President of the Adviser or an officer of the Adviser other than the Designated Officer.

     e. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of
Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
Application of this definition is explained in more detail in Appendix A hereto.

     f.   "Code" shall mean this Code of Ethics.

     g. A Security is being "considered for purchase or sale" when the Adviser has formally undertaken a project to report on a specific Security or to prepare a draft or final report on such Security.

     h.   "Control" shall have the same meaning as that
set   forth  in  Section  2(a)(9)  of  the  1940   Act.
Generally, it means the power to exercise a controlling influence on the management or policies of a company, unless such power is solely the result of an official position with such company.

     i.    "Designated  Officer" shall mean  the  Chief
Operating Officer of the Adviser or such other person designated by the Adviser, who shall be responsible for management of the Adviser's program of compliance with the Code of Ethics.

     j.     "Independent  Trustee"  shall  mean   those
trustees of Skyline Funds who are not "interested persons" of Skyline Funds within the meaning of the 1940 Act.

     k. "Investment Advisory Client" shall mean any Investment Company managed, advised and/or subadvised by the Adviser and any other client or account which is advised by the Adviser as to the value of Securities or as to the advisability of investing in, purchasing or selling Securities.

     l. "Investment Company" shall have the same meaning as set forth in Section 3 of the Investment
Company Act of 1940, as amended.

     m. "Investment Company Client" shall mean any registered investment company managed, advised and/or subadvised by the Adviser.

     n. "1940 Act" means the Investment Company Act of 1940, as amended.

     o.    "Portfolio  Manager" shall mean  any  Access
Person with direct responsibility and authority to make investment decisions affecting any Investment Company
Client.

     p.     A   "purchase"  or  "sale"  of  a  Security
includes, among other things, the writing of an option to purchase or sell a Security.

     q.    "Security"  shall have the same  meaning  as
that  set  forth in Section 2(a)(36) of  the  1940  Act
(generally,   all  securities,  including   bonds   and
options,   warrants  and  other  rights   to   purchase
securities)   except   that  it   shall   not   include
(i)  securities issued by the Government of the  United
States   or   an  agency  or  instrumentality   thereof
(including all short-term debt securities which are "government securities" within the meaning of Section
2(a)(16)  of  the 1940 Act), (ii) bankers' acceptances,
(iii) bank certificates of deposit, (iv) commercial paper, (v) repurchase agreements, and (vi) shares of registered open-end investment companies.. Solely for purposes of Article V, Sections (b) and (c)(i)(a) of this Code, however, the term "Security" shall include shares of registered open-end investment companies, excluding shares of money market funds.

III. RESTRICTIONS

     a.   Blackout Periods

          (i)  No Independent Trustee shall purchase or
               sell,   directly   or  indirectly,   any
               Security in which he or she has,  or  by
               reason of such transaction acquires, any
               direct  or indirect beneficial ownership
               on a day during which he or she knows or
               should   have   known   (a)   that   any
               Investment Advisory Client has a pending
               "buy"  or  "sell"  order  in  that  same
               Security until that order is executed or
               withdrawn  or (b) that such Security  is
               being considered for purchase or sale on
               behalf   of   any  Investment   Advisory
               Client.

          (ii) No Access Person shall purchase or sell,
               directly or indirectly, any Security  in
               which  he  or she has, or by  reason  of
               such transaction acquires, any direct or
               indirect beneficial ownership within  at
               least  seven  calendar days  before  and
               after  any  Investment  Advisory  Client
               trades (or has traded) in that Security,
               except  that  Access  Persons  shall  be
               permitted  to  purchase  or  sell   such
               Securities  if  all  of  the   following
               conditions  are met:  (a) the  Adviser's
               trader  has  certified to the Designated
               Officer   or  the  Alternate  Designated
               Officer,   if  the  Designated   Officer
               wishes   to   purchase  or   sell   such
               Securities,  that all purchase  or  sale
               transactions  of the Investment  Company
               Client have been completed for that day;
               (b)   the  Portfolio  Manager  of   that
               Investment Company Client has  certified
               to  the  Designated Officer or Alternate
               Designated   Officer  that  the   Access
               Person's purchase or sale transaction is
               not likely to have an adverse impact  on
               the Investment Company Client, including
               the  Investment Company Client's ability
               to  purchase or sell such Securities  in
               the   future;  (c)  the  Access   Person
               otherwise  complies with the  Compliance
               Procedures  set forth in Section  V.  of
               this Code; and (d) the Access Person  is
               able  to  complete the purchase or  sale
               transaction  of such Securities  on  the
               same  date  as permission is granted  by
               the   Designated  Officer  or  Alternate
               Designated Officer.

     b.   Initial Public Offerings

          No Access Person shall acquire direct or indirect beneficial ownership of any Security in an initial public offering.

     c.   Private Placements

          With regard to private placements:

          (i)  Each  Access  Person  contemplating  the
               acquisition   of  direct   or   indirect
               beneficial ownership of a Security in  a
               private   placement
		transaction   shall
               obtain  express  prior written  approval
               from  the Designated Officer or, if  the
               Designated Officer is contemplating such
               an acquisition, the Alternate Designated
               Officer  for any such acquisition  (who,
               in   making  such  determination,  shall
               consider  among  other factors,  whether
               the  investment  opportunity  should  be
               reserved  for  one  or  more  Investment
               Advisory   Clients,  and  whether   such
               opportunity is being offered to such Access Person by virtue of his or her position with an Investment Advisory
               Client); and

          (ii) If  an Access Person shall have acquired
               direct  or indirect beneficial ownership
               of  a Security of an issuer in a private
               placement   transaction,   such   Access
               Person   shall  disclose  such  personal
               investment to the Designated Officer or,
               if  the  Designated Officer  shall  have
               acquired such ownership, the Alternative
               Designated   Officer   prior   to   each
               subsequent   recommendation    to    any
               Investment Advisory Client for which he acts in a capacity as an Access Person, for investment in that issuer.

          (iii)      If  an  Access Person  shall  have
               acquired  direct or indirect  beneficial
               ownership of a Security of an issuer  in
               a  private  placement  transaction,  any
               subsequent decision or recommendation by
               such    Access   Person   to    purchase
               Securities  of the same issuer  for  the
               account of an Investment Advisory Client
               shall   be  subject  to  an  independent
               review by advisory personnel with no personal interest in the issuer.

     d.   Short-Term Trading Profits

          No   Access  Person  shall  profit  from  the
          purchase  and sale, or sale and purchase,  of
          the  same  (or  "equivalent")  Securities  of
          which such Access Person has, or by reason of
          such   transactions   acquired,   direct   or
          indirect  beneficial  ownership,  within   60
          calendar days, except to the extent that  the
          transaction    has   been   pre-cleared    in
          accordance with the procedures set  forth  in
          Article  V  of  this Code, with consideration
          given    to   all   relevant   circumstances,
          including the frequency with which the Access
          Person   engages   in  similar   transactions
          moments.   Any  profit  so  realized  without
          prior approval shall be disgorged as directed by the Designated Officer or, if any profit is so realized by the Designated Officer, the Alternate Designated Officer. For purposes of this paragraph (d) the term "equivalent" shall mean, with respect to another Security
          (the "subject Security"), any Security of the same class as the subject Security, as well as any option (including puts and calls), warrant, convertible security, subscription or stock appreciation right, or other right or privilege on, for or with respect to the subject Security.

     e.   Gifts

          No  Access Person or a member of his  or  her
          family  shall  seek or accept gifts,  favors,
          preferential     treatment     or     special
          arrangements   from   any   broker,   dealer,
          investment adviser, financial institution or other supplier of goods and services to the Adviser or its Investment Advisory Clients, or from any company whose Securities have been purchased or sold or considered for purchase or sale on behalf of the Adviser's
          Investment Advisory Clients. The foregoing sentence shall not prohibit any benefit or direct or indirect compensation to the Access
          Person from any entity under common Control with the Adviser for bona fide services rendered as an officer, director or employee of such person. This prohibition shall not apply to (i) gifts of small value, usually in the nature of reminder advertising, such as pens, calendars, etc., which in the aggregate do not exceed $100 in value in any one calendar year, and (ii) a reasonable level of participation in lunches, dinners, cocktail parties, sporting events or similar social gatherings conducted for business purposes.

     f.   Receipt of Brokerage Discounts. etc.

          No  Access Person shall, with respect  to  an
          amount  in which he or she has any direct  or
          indirect  beneficial  ownership,  accept  any
          discount or other special consideration  from
          any  registered broker or dealer which is not
          made   generally  available  to   all   other
          customers and clients of such broker or dealer.

     g.   Service as a Director

          (i)  No  Access Person shall serve on a board
               of   directors  of  a  publicly   traded
               company without prior authorization from the Chief Executive Officer, based upon a determination that such board service would be consistent with the interests of Investment Advisory Clients and their respective shareholders.

          (ii) If board service of an Access Person is authorized, such Access Person shall be isolated from investment decisions with respect to the company of which he or she is a director through procedures approved by the Designated Officer.

     h.   Required   Disclosure   by   Persons   Making
          Recommendations.

          No Access Person shall recommend any Security
          for   purchase  or  sale  by  an   Investment
          Advisory  Client without having disclosed  to
          the   Investment   Advisory   Client   in   a
          memorandum  accompanying said  recommendation
          any purchase or sale within the preceding six
          months  of  shares of that class of  Security
          (or  any  class  of Securities  of  the  same
          issuer)  in  which the Access  Person  had  a
          direct or indirect beneficial ownership  and,
          if   such   Access   Person  has   beneficial
          ownership of 0.5% or more of that class of Security (or any other class of Securities of that issuer), the extent of such beneficial ownership.

     i.   Outside Investment Advisory Services.

          No   Access   Person  may  render  investment
          advisory services to any person or entity not
          (i) a client of the Adviser, or (ii) a member
          of  (or  trust or other arrangement  for  the
          benefit  of)  the  family  of,  or  a   close
          personal  friend  of,  such  Access   Person,
          without first obtaining the permission of the
          Designated  Officer  or,  if  the  Designated
          Officer  is seeking to render such  services,
          the   Alternate  Designated  Officer.    This
          restriction is supplemental to, and does not in any way modify, the obligations of any Access Person who has a separate agreement with the Adviser or its general partner with respect to competitive activities.

     j.   Nonpublic Material Information.

          No Access Person or Independent Trustee shall
          utilize nonpublic material information  about
          any  issuer  of Securities in the  course  of
          rendering   investment   advice   or   making
          investment decisions on behalf of the Adviser
          or    its    Investment   Advisory   Clients.
          Nonpublic  material information  is  material
          information  not generally available  to  the
          public.   No  Access  Person  or  Independent
          Trustee  should solicit from  any  issuer  of
          Securities   any   such  nonpublic   material
          information.     Any   Access    Person    or
          Independent  Trustee inadvertently  receiving
          nonpublic  information  regarding  Securities
          held by an Investment Advisory Client of  the
          Adviser   should   notify   immediately   the
          Designated  Officer  of,  if  the  Designated
          Officer receives such nonpublic information, the Alternate Designated Officer.

     k.   Transactions    With   Investment    Advisory
          Clients.

          No  Access Person shall knowingly sell to  or
          purchase from any Investment Advisory  Client
          any Security or other property of which he or
          she  has,  or  by reason of such  transaction
          acquires,   direct  or  indirect   beneficial
          ownership,  except Securities of  which  such
          Investment Advisory Client is the issuer  and
          no  Independent Trustee shall knowingly  sell
          to  or  purchase from a portfolio of  Skyline
          Funds any Security or other property of which
          he   or  she  has,  or  by  reason  of   such
          transaction  acquires,  direct  or   indirect
          beneficial ownership, except Securities of which Skyline Funds is the issuer.

IV.  EXEMPTIONS

     The restrictions of Article III (a)-(d) of this Code shall not apply to the following:

     a. Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

     b.   Purchases  or sales of Securities  which  are
          not   eligible  for  purchase  or   sale   by
          Investment Advisory Clients of the Adviser;

     c.   Purchases  or  sales which are non-volitional
          on  the  part of either the Access Person  or
          Independent   Trustee   or   the   Investment
          Advisory Clients of the Adviser;

     d. Purchases which are part of an automatic dividend reinvestment plan;

     e.   Purchases  effected  upon  the  exercise   of
          rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

     f. Purchases or sales of instruments that are not within the definition of a "Security" as set forth in Article I of this Code; and

     g.   Purchases or sales other than those  exempted
          in  (a)  through (f) of this Article IV  that
          have  been  authorized  in  writing  by   the
          Designated  Officer or, if such  purchase  or
          sale  is made by the Designated Officer,  the
          Alternate  Designated  Officer  following   a
          specific determination that the transaction is consistent with the statement of General
          Principles embodied in Article I of this Code.

V.   COMPLIANCE PROCEDURES

     a.   Preclearance

          (i)  An  Access  Person may not, directly  or
               indirectly,   acquire  or   dispose   of
               beneficial   ownership  of  a   Security
               except as provided herein unless:

               (a)  such  purchase  or  sale  has  been
                    approved by the Designated Officer,
                    or  if the Designated Officer seeks
                    to acquire or dispose of beneficial
                    ownership   of  a  Security,   such
                    purchase  or sale has been approved
                    by    the    Alternate   Designated
                    Officer;

               (b)  the    approved   transaction    is
                    completed within five business days
                    of  the  time approval is received;
                    and

               (c)  the   Designated  Officer  or   the
                    Alternate  Designated  Officer  has
                    not  rescinded such approval  prior
                    to execution of the transaction.

          (ii) All  requests for preclearance  must  be
               set  forth  in  writing on the  standard
               Personal     Trading     Request     and
               Authorization form.

          (iii)      The  Adviser  shall  cause  to  be
               maintained such "restricted lists" or other documents or devices as shall be necessary and appropriate to facilitate the preclearance process.

          (iv) In     reviewing    transactions,    the
               Designated  Officer  and  the  Alternate
               Designated  Officer  shall   take   into
               account  the  exemptions  allowed  under
               Article IV.

     b.   Disclosure Requirements

          (i)  All  Access  Persons shall disclose  all
               personal  Securities holdings  upon  the
               adoption of this Code, no later than ten
               days  after  commencement of employment,
               and   thereafter  on  an  annual  basis.
               Annual reports shall be delivered to the
               Designated   Officer   no   later   than
               January  30 of the following year.   The
               initial  holdings  and  annual  holdings
               reports   shall  contain  the  following
               information:

               *    title, interest rate and maturity date (if applicable),
                 number of shares or principal amount, current price and market value of each Security held beneficially;

               *    the name of any broker, dealer or bank with or through
                 which the investment person maintains an account; and

               *    the date the report is submitted.

          (ii) All  Access  Persons shall direct  their
               brokers to supply the Designated Officer
               on  a timely basis, duplicate copies  of
               confirmations of all transactions in any
               Security  in  which such  Access  Person
               has,  or  by  reason of such transaction
               acquires,   any   direct   or   indirect
               beneficial  ownership of such  Security,
               and   of  periodic  statements  for  all
               accounts in which any Security is held.

     c.   Quarterly Reporting

          (i)       (a)  Every Access Person shall make
                    a   report   in  writing   to   the
                    Designated  Officer not later  than
                    10  days  after  the  end  of  each
                    calendar   quarter.   This   report
                    shall  set  forth  the  information
                    described   in  Paragraph   V.b(ii)
                    hereof with respect to transactions
                    in   any  Security  in  which  such
                    Access Person has, or by reason  of
                    such   transaction  acquires,   any
                    direct   or   indirect   beneficial
                    ownership in the Security.  When no
                    transactions  have  been  effected,
                    such report shall represent that no
                    transactions  subject to  reporting
                    requirements were effected.   After
                    receipt  of such quarterly reports,
                    the Designated Officer shall give a
                    report   to   the  Chief  Executive
                    Officer  certifying  that  he   has
                    received the quarterly reports from
                    all Access Persons.

               (b)  Every   Independent  Trustee  shall
                    make  a  report in writing  to  the
                    Designated  Officer not later  than
                    15  days after effecting a purchase
                    or  sale of a Security as described
                    herein.   This  report  shall   set
                    forth the information described  in
                    Paragraph   V.b(ii)   hereof   with
                    respect  to  transactions  in   any
                    Security   that   the   Independent
                    Trustee   at   the  time   of   the
                    transaction   knew,   or   in   the
                    ordinary  course of fulfilling  his
                    or  her  duties as a trustee should
                    have  known, was as of the date  of
                    the  transaction (or within 15 days
                    before   or   after   such    date)
                    purchased or sold or considered for
                    purchase or sale on behalf  of  any
                    Investment Advisory Client.

          (ii) Every  report  by  an Access  Person  or
               Independent    Trustee    required    by
               Paragraph (i) above shall contain the following information:

                    (a)  The  date of each transaction,
                         the  title, interest rate  and
                         maturity  date, the number  of
                         shares  or  principal  amount,
                         and   the  current  price  and
                         market  value of each Security
                         involved, as applicable;

                    (b)  The nature of each transaction
                         (i.e.,  purchase, sale,  gift,
                         or    any   other   type    of
                         acquisition or disposition);

                    (c)  The   price   at  which   each
                         transaction was effected;

                    (d)  The name of the broker, dealer
                         or  bank with or through  whom
                         each transaction was effected;
                         and

                    (e)  The   date   the   report   is
                         submitted.

               Any  such report may contain a statement
               that  the  report shall not be construed
               as  an admission by the Access Person or
               Independent  Trustee making such  report
               that  he  or  she  has  any  direct   or
               indirect  beneficial  ownership  in  the
               Security to which the report relates.

               In    addition,    for   each    account
               established during the month in which Securities are held for the benefit of an Access Person, the quarterly report shall include:

                    (a)  the name of the broker, dealer
                         or  bank with whom the account
                         was established;

                    (b)  the   date  the  account   was
                         established; and

                    (c)  the   date   the   report   is
                         submitted.

               An  Access Person will be deemed to have
               satisfied    the   quarterly   reporting
               requirement, and is not required to file a quarterly report of any transactions:

                    (1)  executed through the Adviser's
                         trading  desk, for  which  the
                         trading    department     will
                         provide   to   the   Adviser's
                         compliance          department
                         information              about
                         transactions; or

                    (2)  executed through brokerage  or
                         other  accounts identified  to
                         the   Adviser  and  for  which
                         duplicate   monthly    account
                         statements     showing     all
                         transactions are delivered  to
                         the Adviser.

               Any  personal Securities transaction  of
               an  Access Person or Independent Trustee
               which for any reason does not appear  in
               the   trading   or   brokerage   records
               described  above shall  be  reported  as
               required  by  Section  V.b(ii)  of  this
               Code.   Reports  of personal  Securities
               transactions   may  be   in   any   form
               (including copies of confirmations or monthly statements) but must include the information required by this section.

          (iii)     The Designated Officer shall review
               or  supervise the review of the personal
               Securities     transactions     reported
               pursuant  to this Article V, except  the
               personal     Securities     transactions
               reported   by  the  Designated  Officer,
               which shall be reviewed by the Alternate
               Designated  Officer.  As  part  of  that
               review,  each  such reported  Securities
               transaction  shall be  compared  against
               completed   and  contemplated  portfolio
               transactions   of  Investment   Advisory
               Clients.      Before     making      any
               determination that a violation has  been
               committed  by  any person,  such  person
               shall  be given an opportunity to supply
               additional explanatory material.  If the
               Designated  Officer  or  the   Alternate
               Designated  Officer  determines  that  a
               material violation of this Code  has  or
               may  have occurred, he shall submit  his
               written determination, together with the
               transaction  report and  any  additional
               explanatory  material  provided  by  the
               individual,   to  the  Chief   Executive
               Officer  (or, if the purported violation
               occurred  with  respect  to  the   Chief
               Executive   Officer,  then  to   another
               Principal  of  the Adviser),  who  shall
               make  an  independent  determination  of
               whether   a   material   violation   has
               occurred.     The    Principal-Portfolio
               Manager  shall conduct pre-clearance  of
               transactions  by  the  Chief   Executive
               Officer  or in the absence of the  Chief
               Executive Officer.

     d.   Review by Skyline Funds Board

          The officers of Skyline Funds shall prepare an Annual Issues and Certification Report to the board of trustees of Skyline Funds that:

          (i) summarizes existing procedures under the Code concerning personal investing and any changes in those procedures during the past year;

          (ii) describes  issues that arose during  the
               previous   year  under   the   Code   or
               procedures      concerning      personal
               investing, including but not limited to information about material violations of the Code (including the Code's reporting requirements) and sanctions imposed;

          (iii)      certifies to the board of trustees
               that  the Adviser has adopted procedures
               reasonably  necessary  to  prevent   its
               Access Persons and Independent Trustees from violating the Code; and

          (iv) identifies  any recommended  changes  in
               existing   restrictions  or   procedures
               based  upon experience under  the  Code,
               evolving    industry    practices,    or
               developments  in  applicable   laws   or
               regulations.

     e.   Certificate of Compliance

          Each Access Person and Independent Trustee is
          required to certify annually that he  or  she
          has   read  and  understood  this  Code   and
          recognizes that he or she is subject to  such
          Code.    Further,  each  Access   Person   is
          required to certify annually that he  or  she
          has complied with all the requirements of the
          Code  and  that  he or she has  disclosed  or
          reported all personal Securities transactions
          pursuant  to  the requirements of  the  Code.
          Each Access Person who has not engaged in any
          personal  Securities transactions during  the
          preceding   year  for  which  a  report   was
          required to be filed pursuant to the Code shall include a certification to that effect in his or her annual certification.

VI.  SANCTIONS

     a.   Forms of Sanction.

          Any  Access Person who is determined to  have
          violated any provision of this Code shall  be
          subject  to sanctions, which may include  any
          one   or  more  of  the  following:  censure,
          suspension   without  pay,   termination   of
          employment or disgorgement of any profits realized on transactions in violation of this Code.

     b.   Procedures.

          If  the  Designated  Officer  finds  that   a
          material  violation has occurred, he  or  she
          shall  report the violation and the suggested
          corrective action and sanctions to the  Chief
          Executive Officer of the Adviser, who may  at
          the request of the individual involved review
          the matter, and shall impose such sanction as
          he   deems   appropriate.   If  a  Securities
          transaction  of  the  Designated  Officer  is
	  under
	  consideration,  the  Chief  Executive
          Officer  shall  act in all  respects  in  the
          manner  prescribed herein for the  Designated
          Officer.  If a Securities transaction of  the
          Chief     Executive    Officer    is    under
          consideration, an officer of the Adviser, other than the Chief Executive Officer, shall act in all respects in the manner prescribed herein for the Chief Executive Officer.

VII. MISCELLANEOUS PROVISIONS

     a.   Records.

          The Adviser shall maintain records in the manner and to the extent set forth below, which records may be maintained on microfilm under the conditions described in Rule 31a-
          2(f)(1) under the Investment Company  Act  of
          1940 and shall be available for examination by representatives of the Securities and Exchange Commission:

          (i) A copy of this Code and any other code which is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place;

          (ii) A record of any violation of this Code and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs;

          (iii)     A copy of each report made pursuant
               to this Code shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place;

          (iv) A list of all persons who are, or within
               the  past five years have been, required
               to  make  reports pursuant to this  Code
               shall   be   maintained  in   a   easily
               accessible place; and

          (v)  Records  evidencing prior  approval  of,
               and   the   rationale   supporting,   an
               acquisition  by  an  Access  Person   of
               Securities in a private placement.

     b.   Confidentiality.

          All  reports  of Securities transactions  and
          any  other information filed with the Adviser
          or   its   Investment  Advisory  Clients   or
          furnished to any person pursuant to this Code
          shall  be  treated as confidential,  but  are
          subject to review as provided herein  and  by
          representatives   of   the   Securities   and
          Exchange Commission.

     c.   Advertising Material.

          (i)  For  the  purposes of this section,  the
               term  "advertisement" shall include  any
               notice,   circular,  letter   or   other
               written    or    taped   or   electronic
               communication addressed to more than one
               person,   or
		any   notice   or   other
               announcement in any publication or by radio or television, sent by the Adviser to any person, other than an employee of the Adviser, in any way relating to the sales, marketing or promotion of the investment advisory services offered by the Adviser.

          (ii) The Designated Officer shall review any advertisement prior to the time it is provided to any person, other than an employee of the Adviser.

          (iii)      Each  advertisement shall  include
               the date on which it is first used.

          (iv) The Designated Officer shall keep a log of when each advertisement is used and to whom each advertisement is sent.

          (v)  Any    advertisement    that    includes
               performance data for any program offered
               by  the Adviser shall include the actual
               performance   data  of  all  appropriate
               client's   composite,   together    with
               appropriate disclosure as to the make-up of the composite in that program as of the most recently available calendar quarter.

          (vi) The  payment  of  any cash  or  non-cash
               compensation to any person,  other  than
               an employee of the Adviser, shall comply
               with  Rule  206(4)-3, promulgated  under
               the Investment Advisers Act of 1940,  as
               amended, and with the provisions of  the
               rule    proposed   by    the    National
               Association of Securities Dealers,  Inc.
               in  its  notice to Members 94-67 (August
               22, 1994), as the same may be adopted and amended from time to time.

     d.   Interpretation of Provisions.

          A Committee consisting of each Principal of the Adviser and the Chief Administrative
          Officer of the Adviser may from time to time adopt such interpretation of this Code as it may deem appropriate.

     e.   Effect of Violation of this Code.

          In   adopting  Rule  17j-1,  the   Commission
          specifically noted in Investment Company  Act
          Release No. IC-11421 that a violation of  any
          provision  of  a particular code  of  ethics,
          such as this Code, would not be considered  a
          per se unlawful act prohibited by the general
          anti-fraud  provisions  of  the   Rule.    In
          adopting this Code of Ethics, it is not intended that a violation of this Code is or should be considered to be a violation of Rule 17j-1.

                                          Appendix A to
                                         Code of Ethics

               SKYLINE ASSET MANAGEMENT, L.P.
                             AND
                        SKYLINE FUNDS
                       CODE OF ETHICS


              EXAMPLES OF BENEFICIAL OWNERSHIP


     The Code of Ethics relates to the purchase or sale of securities of which an officer or trustee has a direct or indirect "beneficial ownership" except for purchases or sales over which such individual has no direct or indirect influence or control.

Examples of Beneficial Ownership

     What  constitutes "beneficial ownership" has  been
dealt with in a number of SEC releases and has grown to
encompass  many  diverse  situations.   These   include
securities held:

     (a) by you for your own benefit, whether bearer, registered in your own name, or otherwise;

     (b)  by  others  for  your benefit (regardless  of
          whether   or   how   registered),   such   as
          securities   held  for  you  by   custodians,
          brokers,     relatives,     executors      or
          administrators;

     (c)  for your account by pledgees;

     (d) by a trust in which you have an income or remainder interest. Exceptions: where your only interest is to get principal if (1) some other remainderman dies before distribution, or (2) if some other person can direct by will a distribution of trust property or income to you;

     (e) by you as trustee or co-trustee, where either of you or members of your immediate family, i.e., spouse, children and their descendants, step-children, parents and their ancestors, and step-parents (treating a legal adoption as blood relationship), have an income or remainder interest in the trust;

     (f) by a trust of which you are the settlor, if you have the power to revoke the trust without obtaining the consent of all the beneficiaries;

     (g)  by  any  partnership  in  which  you  are   a
          partner;

     (h) by a personal holding company controlled by you alone or jointly with others;

     (i) in the name of your spouse unless legally separated;

     (j) in the name of minor children or in the name of any relative of yours or of your spouse
          (including an adult child) who is presently sharing your home. This applies even if the securities were not received from you and the dividends are not actually used for the maintenance of your home;

     (k)  in  the  name  of another person (other  than
          those  listed in (i) and (j) just above),  if
          by  reason  of  any contract,  understanding,
          relationship,     agreement,     or     other
          arrangement,     you     obtain      benefits
          substantially   equivalent   to   those    of
          ownership;

     (1)  in   the  name  of  any  person  other   than
          yourself, even though you do not obtain benefits substantially equivalent to those of ownership as described in (k) just above), if you can vest or revest title in yourself.

                                               Appendix B to
                                              Code of Ethics

Section 270.17j-1 Personal investment activities of investment company personnel.


(a)  Definitions.  For purposes of this section:

     (1)  Access Person means:

          (i) Any director, officer, general partner or Advisory Person of a Fund or of a Fund's investment adviser.

               (A) If an investment adviser is primarily engaged in a business or businesses other than advising Funds or other advisory clients, the term Access Person means any director, officer, general partner or Advisory Person of the investment adviser who, with respect to any Fund, makes any recommendation, participates in the determination of which recommendation will be made, or whose principal function or duties relate to the determination of which recommendation will be made, or who, in connection with his or her duties, obtains any information concerning recommendations on Covered Securities being made by the investment adviser to any Fund.

               (B)  An   investment  adviser  is  "primarily
                    engaged  in  a  business  or  businesses
                    other   than  advising  Funds  or  other
                    advisory  clients" if, for each  of  its
                    most  recent three fiscal years  or  for
                    the    period   of   time   since    its
                    organization,  whichever  is  less,  the
                    investment   adviser  derived,   on   an
                    unconsolidated  basis,  more   than   50
                    percent  of its total sales and revenues
                    and  more than 50 percent of its  income
                    (or   loss),  before  income  taxes  and
                    extraordinary  items,  from  the   other
                    business or businesses.

          (ii) Any director, officer or general partner of a principal underwriter who, in the ordinary course of business, makes, participates in or obtains information regarding, the purchase or sale of Covered Securities by the Fund for which the principal underwriter acts, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to the Fund regarding the purchase or sale of Covered Securities.

     (2)  Advisory   Person  of  a  Fund  or  of  a   Fund's
          investment adviser means:

          (i)  Any   employee  of  the  Fund  or  investment
               adviser (or of any company in a control relationship to the Fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities by a Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and

          (ii) Any natural person in a control relationship to the Fund or investment adviser who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of Covered Securities by the Fund.

     (3) Control has the same meaning as in section 2(a)(9) of the Act [15 U.S.C. 80a-2(a)(9)].

     (4)  Covered  Security means a security as  defined  in
          section  2(a)(36)  of  the  Act  [15  U.S.C.  80a-
          2(a)(36)], except that it does not include:

               (i) Direct obligations of the Government of the United States;

               (ii) Bankers'  acceptances, bank certificates
                    of  deposit, commercial paper  and  high
                    quality   short-term  debt  instruments,
                    including repurchase agreements; and

               (iii)     Shares issued by open-end Funds.

          (5) Fund means an investment company registered under the Investment Company Act.

          (6) An Initial Public Offering means an offering of securities registered under the Securities Act of 1933 [15 U.S.C. 77a], the issuer of which, immediately before the registration, was not subject to the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934 [15 U.S.C. 78m or 78o(d)].

          (7) Investment Personnel of a Fund or of a Fund's investment adviser means:

               (i) Any employee of the Fund or investment adviser (or of any company in a control relationship to the Fund or investment adviser) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund.

               (ii) Any natural person who controls the Fund
                    or investment adviser and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities by the Fund.

          (8) A Limited Offering means an offering that is exempt from registration under the Securities Act of 1933 pursuant to section 4(2) or section 4(6) [15 U.S.C. 77d(2) or 77d(6)]  or
               pursuant to rule 504, rule 505, or rule 506 [17 CFR 230.504, 230.505, or 230.506] under the Securities Act of 1933.

          (9)  Purchase   or  sale  of  a  Covered  Security
               includes, among other things, the writing of an option to purchase or sell a Covered
               Security.

          (10) Security Held or to be Acquired by a Fund means:

               (i) Any Covered Security which, within the most recent 15 days:

                    (A)  Is or has been held by the Fund; or

                    (B)  Is  being or has been considered by
                         the  Fund or its investment adviser
                         for purchase by the Fund; and

               (ii) Any  option to purchase or sell, and any
                    security     convertible     into     or
                    exchangeable for, a Covered Security described in paragraph (a)(10)(i) of this section.

(b) Unlawful Actions. It is unlawful for any affiliated person of or principal underwriter for a Fund, or any affiliated person of an investment adviser of or principal underwriter for a Fund, in connection with the purchase or sale, directly or indirectly, by the person of a Security Held or to be Acquired by the
     Fund:

     (1) To employ any device, scheme or artifice to defraud the Fund;

     (2) To make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading;

     (3) To engage in any act, practice or course of business that operates or would operate as a fraud or deceit on the Fund; or

     (4)  To   engage  in  any  manipulative  practice  with
          respect to the Fund.

(c)  Code of Ethics.

     (1)  Adoption and Approval of Code of Ethics.

          (i) Every Fund (other than a money market fund or a Fund that does not invest in Covered Securities) and each investment adviser of and principal underwriter for the Fund, must adopt a written code of ethics containing provisions reasonably necessary to prevent its Access Persons from engaging in any conduct prohibited by paragraph (b) of this section.

          (ii) The board of directors of a Fund, including a majority of directors who are not interested persons, must approve the code of ethics of the Fund, the code of ethics of each investment adviser and principal underwriter of the Fund, and any material changes to these codes. The board must base its approval of a code and any material changes to the code on a determination that the code contains provisions reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by paragraph (b) of this section. Before approving a code of a Fund, investment adviser or principal underwriter or any amendment to the code, the board of directors must receive a certification from the Fund, investment adviser or principal underwriter that it has adopted procedures reasonably necessary to prevent Access Persons from violating the investment adviser's or principal underwriter's code of ethics. The Fund's board must approve the code of an investment adviser or principal underwriter before initially retaining the services of the investment adviser or principal underwriter. The Fund's board must approve a material change to a code no later than six months after adoption of the material change.

          (iii) If a Fund is a unit investment trust, the Fund's principal underwriter or depositor must approve the Fund's code of ethics, as required by paragraph (c)(1)(ii) of this section.  If  the  Fund  has  more  than  one
               principal   underwriter  or  depositor,   the
               principal underwriters and depositors may designate, in writing, which principal underwriter or depositor must conduct the approval required by paragraph (c)(1)(ii) of this section, if they obtain written consent from the designated principal underwriter or depositor.

     (2)  Administration of Code of Ethics.

          (i) The Fund, investment adviser and principal underwriter must use reasonable diligence and institute procedures reasonably necessary to prevent violations of its code of ethics.

          (ii) No less frequently than annually, every Fund (other than a unit investment trust) and its investment advisers and principal underwriters must furnish to the Fund's board of directors, and the board of directors must consider, a written report that:

               (A) Describes any issues arising under the code of ethics or procedures since the last report to the board of directors, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to the material violations; and

               (B) Certifies that the Fund, investment adviser or principal underwriter, as applicable, has adopted procedures reasonably necessary to prevent Access Persons from violating the code.

     (3)  Exception   for   Principal   Underwriters.    The
          requirements  of paragraphs (c)(1) and  (c)(2)  of
          this   section  do  not  apply  to  any  principal
          underwriter unless:

          (i)  The  principal  underwriter is an  affiliated
               person   of   the  Fund  or  of  the   Fund's
               investment adviser; or

          (ii) An officer, director or general partner of the principal underwriter serves as an officer, director or general partner of the Fund or of the Fund's investment adviser.

(d)  Reporting Requirements of Access Persons.

     (1)  Reports  Required.  Unless excepted  by  paragraph
          (d)(2) of this section, every Access Person of a Fund (other than a money market fund or a Fund that does not invest in Covered Securities) and every Access Person of an investment adviser of or principal underwriter for the Fund, must report to that Fund, investment adviser or principal underwriter:

          (i)  Initial  Holdings Reports. No later  than  10
               days  after  the  person  becomes  an  Access
               Person, the following information:

               (A) The title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

               (B) The name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

               (C) The date that the report is submitted by the Access Person.

          (ii) Quarterly Transaction Reports. No later  than
               10 days after the end of a calendar quarter, the following information:

               (A) With respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect beneficial ownership:

                    (1)  The  date  of the transaction,  the
                         title,   the  interest   rate   and
                         maturity date (if applicable),  the
                         number  of shares and the principal
                         amount  of  each  Covered  Security
                         involved;

                    (2)  The   nature   of  the  transaction
                         (i.e., purchase, sale or any  other
                         type     of     acquisition      or
                         disposition);

                    (3)  The  price of the Covered  Security
                         at   which   the  transaction   was
                         effected;

                    (4)  The  name of the broker, dealer  or
                         bank  with  or  through  which  the
                         transaction was effected; and

                    (5)  The   date   that  the  report   is
                         submitted by the Access Person.

               (B) With respect to any account established by the Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person:

                    (1)  The  name of the broker, dealer  or
                         bank  with  whom the Access  Person
                         established the account;

                    (2)  The    date    the   account    was
                         established; and

                    (3)  The   date   that  the  report   is
                         submitted by the Access Person.

          (iii)      Annual Holdings Reports. Annually,  the
               following information (which information must be current as of a date no more than 30 days before the report is submitted):

               (A) The title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership;

               (B) The name of any broker, dealer or bank with whom the Access Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person; and

               (C) The date that the report is submitted by the Access Person.

     (2)  Exceptions from Reporting Requirements.

          (i) A person need not make a report under paragraph (d)(1) of this section with respect to transactions effected for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control.

          (ii) A director of a Fund who is not an "interested person" of the Fund within the meaning of section 2(a)(19) of the Act [15 U.S.C. 80a-2(a)(19)], and who would be required to make a report solely by reason of being a Fund director, need not make:

               (A) An initial holdings report under paragraph (d)(1)(i) of this section and an annual holdings report under paragraph (d)(1)(iii) of this section; and

               (B) A quarterly transaction report under paragraph (d)(1)(ii) of this section, unless the director knew or, in the ordinary course of fulfilling his or her official duties as a Fund director, should have known that during the 15-day period immediately before or after the director's transaction in a Covered Security, the Fund purchased or sold the Covered Security, or the Fund or its investment adviser considered purchasing or selling the Covered Security.

          (iii)      An  Access Person to a Fund's principal
               underwriter need not make a report to the principal underwriter under paragraph (d)(1) of this section if:

               (A) The principal underwriter is not an affiliated person of the Fund (unless the Fund is a unit investment trust) or any investment adviser of the Fund; and

               (B) The principal underwriter has no officer, director or general partner who serves as an officer, director or general partner of the Fund or of any investment adviser of the Fund.

          (iv) An Access Person to an investment adviser need not make a quarterly transaction report to the investment adviser under paragraph
               (d)(1)(ii) of this section if all the information in the report would duplicate information required to be recorded under 275.204-2(a)(12) or 275.204-2(a)(13) of this chapter.

          (v) An Access Person need not make a quarterly transaction report under paragraph (d)(1)(ii) of this section if the report would duplicate information contained in broker trade confirmations or account statements received by the Fund, investment adviser or principal underwriter with respect to the Access Person in the time period required by paragraph
               (d)(1)(ii), if all of the information required by that paragraph is contained in the broker trade confirmations or account statements, or in the records of the Fund, investment adviser or principal underwriter.

     (3) Review of Reports. Each Fund, investment adviser and principal underwriter to which reports are required to be made by paragraph (d)(1) of this section must institute procedures by which appropriate management or compliance personnel review these reports.

     (4) Notification of Reporting Obligation. Each Fund, investment adviser and principal underwriter to which reports are required to be made by paragraph
          (d)(1) of this section must identify all Access Persons who are required to make these reports and must inform those Access Persons of their reporting obligation.

     (5) Beneficial Ownership. For purposes of this section, beneficial ownership is interpreted in the same manner as it would be under 240.16a-1(a)(2) of this chapter in determining whether a person is the beneficial owner of a security for purposes of section 16 of the Securities Exchange Act of 1934 [15 U.S.C. 78p] and the rules and regulations thereunder. Any report required by paragraph (d) of this section may contain a statement that the report will not be construed as an admission that the person making the report has any direct or indirect beneficial ownership in the Covered Security to which the report relates.

(e)  Pre-approval  of  Investments  in  IPOs   and   Limited
     Offerings. Investment Personnel of a Fund or its investment adviser must obtain approval from the Fund or the Fund's investment adviser before directly or indirectly acquiring beneficial ownership in any securities in an Initial Public Offering or in a Limited Offering.

(f)  Recordkeeping Requirements.

     (1) Each Fund, investment adviser and principal underwriter that is required to adopt a code of ethics or to which reports are required to be made by Access Persons must, at its principal place of business, maintain records in the manner and to the extent set out in this paragraph (f), and must make these records available to the Commission or any representative of the Commission at any time and from time to time for reasonable periodic, special or other examination:

          (A) A copy of each code of ethics for the organization that is in effect, or at any time within the past five years was in effect, must be maintained in an easily accessible place;

          (B) A record of any violation of the code of ethics, and of any action taken as a result of the violation, must be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

          (C) A copy of each report made by an Access Person as required by this section, including any information provided in lieu of the reports under paragraph (d)(2)(v) of this section, must be maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place;

          (D) A record of all persons, currently or within the past five years, who are or were required to make reports under paragraph (d) of this section, or who are or were responsible for reviewing these reports, must be maintained in an easily accessible place; and

          (E)  A  copy  of each report required by paragraph
               (c)(2)(ii) of this section must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place.

     (2) A Fund or investment adviser must maintain a record of any decision, and the reasons supporting the decision, to approve the acquisition by investment personnel of securities under paragraph
          (e), for at least five years after the end of the fiscal year in which the approval is granted.

           ACKNOWLEDGMENT OF RECEIPT OF CODE OF ETHICS
   FOR EMPLOYEES AND OFFICERS OF THE ADVISER AND SKYLINE FUNDS

     Code of Ethics. Skyline Asset Management, L.P. ("Skyline") and Skyline Funds have adopted a written Code of Ethics (the "Code") to avoid potential conflicts of interest by Skyline personnel. A copy of the Code is attached to this letter. As a condition of your continued employment with Skyline and the retention of your position, if any, as an officer of Skyline, you are required to read, understand and abide by the Code.

     Compliance Program. The Code and Policy require that all personnel furnish to Skyline's Designated Officer the names and addresses of any firm with which you have any investment account. You are also required to furnish to Skyline's Designated Officer copies of your monthly or quarterly account statements, or other documents, showing all purchases or sales of Securities in any such account, or which are effected by you or for your benefit, or the benefit of any member of your household. Additionally, you are required to furnish a report of your personal Securities holdings within 10 days of commencement of your employment with Skyline and annually thereafter. These requirements apply to any investment account, such as an account at a brokerage house, trust account at a bank, custodial account or similar types of accounts.

     Skyline's compliance program also requires that you report any contact with any Securities issuer, government or its personnel, or others, that, in the usual course of business, might involve material non-public financial information. The Policy requires that you bring to the attention of the Designated Officer any information you receive from any source which might be material non-public information.

     Any questions concerning the Code should be directed to Skyline's Designated Officer.


     I affirm that I have read and understand the Code of Ethics ("Code"). I agree to the terms and conditions set forth in the Code.


___________________________             ____________________
     Signature                                  Date

           ACKNOWLEDGMENT OF RECEIPT OF CODE OF ETHICS
            FOR INDEPENDENT TRUSTEES OF SKYLINE FUNDS

     Code of Ethics. Skyline Asset Management, L.P. ("Skyline") and Skyline Funds have adopted a written Code of Ethics (the "Code") to avoid potential conflicts of interest by Skyline personnel. A copy of the Code is attached to this letter. As a condition of the retention of your position as a trustee of Skyline, you are required to read, understand and abide by the Code.

     Any questions concerning the Code should be directed to Skyline's Designated Officer.


     I affirm that I have read and understand the Code of Ethics ("Code"). I agree to the terms and conditions set forth in the Code.


___________________________             ____________________
     Signature                                  Date

              ANNUAL AFFIRMATION OF COMPLIANCE

I affirm that:


     1. I have again read and, during the past year to the best of my knowledge, have complied with the Code of Ethics ("Code").

     2.    I  have  provided to the  firm's  Designated
     Officer the names and addresses of each investment account that I have with any firm, including, but not limited to, broker-dealers, banks and others.
     (List of known accounts attached.)

     3. I have provided to the Designated Officer of the firm copies of account statements showing each and every transaction in any Security in which I have a beneficial interest, as defined in the Code during the most recently-ended calendar year

          or

           During the most recent calendar year there were no transactions in any Security in which I had a beneficial interest required to be reported pursuant to the Code.

     4.    I have provided to the Designated Officer  a
     report  of my personal Securities holdings  as  of
     the   end  of  the  most  recent  calendar   year,
     including the title, number of shares or principal amount, and the current price and market value of each Security in which I have any direct or indirect beneficial ownership.




___________________________             ____________________
     Signature                                  Date

                       THE WESTPORT FUNDS
                     WESTPORT ADVISERS, LLC
                 WESTPORT ASSET MANAGEMENT, INC.

                    Code of Ethics & Conduct

I.   Introduction

     This Code of Ethics and Conduct (the "Code") has been adopted by The Westport Funds (the "Funds"),
Westport Advisers, LLC ("WALLC") and Westport Asset
Management, Inc. ("WAMI") (collectively, "Westport"), in accordance with the federal securities laws, including the Investment Company Act of 1940, as amended (the "1940 Act"), the Investment Advisers Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended (the "1934 Act"). The purpose of the Code is to establish guidelines and procedures to identify and prevent persons who may have knowledge of Westport's investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest, including transactions in shares of mutual funds advised or sub-advised by WAMI or WALLC.

     Carefully read the guidelines and procedures of this Code. When you believe that you sufficiently understand them, please sign, date, and return the Annual Certificate of Compliance (attached as Appendix
I) to the Compliance Director. Please keep a copy of the Code for your reference.

     Additionally, federal securities laws require money managers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information. Therefore, Westport has developed and adopted Policies and Procedures
Concerning the Misuse of Material Non-Public
Information (the "Insider Trading Policy") that applies to all employees, officers and trustees (attached as Appendix VI). Read it carefully. When you believe that you sufficiently understand its terms and conditions, please sign, date and return the Insider
Trading Policy Annual Certificate of Compliance
(attached as Appendix VII) to the Compliance Director.

II.  Definitions

     As used in the Code, the following terms have the following meanings:

Access Person: means any trustee, director,
               officer, member or employee of a
               Westport entity.  It would also
               generally include any entity or natural
               person in a control relationship to any
               Westport entity.

Advisory
Client:        means any person or entity to which
               WAMI or WALLC provides investment
               advisory services.  This term includes
               any registered or unregistered
               investment company for which WAMI or
               WALLC serves as an adviser or sub-
               adviser and any separate account
               clients.

Beneficial
Ownership or
Beneficially
Owned:         generally means any interest in a
               Covered Security or a Fund Share for
               which an Access Person or any member of
               his or her immediate family sharing the
               same household can directly or
               indirectly receive a monetary
               ("pecuniary") benefit.  Please see
               Appendix II for a complete definition.

Compliance
Director:      means the person appointed by each
               Westport entity and indicated in
               Appendix VIII, as updated from time to
               time.  The Compliance Director may
               delegate any or all of his or her
               responsibilities under the Code, as
               specified in Appendix VIII.  In
               instances when the Code is applied to
               the Compliance Director, any other
               principal of the appropriate Westport
               entity may act as the Compliance
               Director.

Control:       of the Funds, WALLC or WAMI means the
               power to exercise a controlling
               influence over the management or
               policies of the entity (unless such
               power is solely the result of an
               official position with the entity). Any person who owns (directly or through one or more controlled companies), more than 25% of the voting securities of one of these entities shall be presumed to control such entity.

Independent
Trustee: means any person who serves on the Board of Trustees of the Funds who is not an "interested person" as that term is defined in Section 2(a)(19) of the 1940
               Act.  Independent Trustees are exempted
               from most of the Code's provisions.
               See, for example, Article V, Sections 2
               and 3, and Article XI.

Covered Security:   means any and every security as
               defined in Section 2(a)(36) of the 1940
               Act, but does not include the following, so that transactions in the following are not covered by the Code:

               *    direct obligations of the Government of the United States;

               *    bankers' acceptances, bank certificates of deposit,
                 commercial paper and high quality short-term debt instruments, including repurchase agreements; and

               *    shares issued by registered open-end investment companies
                 (mutual funds).

               Although shares of mutual funds are  not
               generally included in the definition  of
               "Covered  Security" and, thus,  are  not
               generally covered by the restrictions of
               the Code, transactions by Access Persons
               (other  than  Independent  Trustees)  in
               shares  of mutual
	       funds advised or  sub-
               advised by WALLC or WAMI ("Fund Shares")
               are  restricted  by  the  provisions  of
               Article  VII of the Code, and  are  also
               subject    to    the   principles    and
               restrictions contained in Articles  III,
               IV and VI of the Code.

III. General Principles

     This Code applies to all Access Persons. The Code acknowledges the general principles that Access
Persons:

     *    owe a fiduciary obligation to all Advisory Clients;

     * have the duty at all times to place the interests of all Advisory Clients first and foremost;

     * must conduct their Personal Securities Transactions in a manner that avoids conflicts of interest or abuses of their position of trust and responsibility; and

     * should not take improper advantage of their positions in relation to Advisory Clients.

     No Access Person shall, directly or indirectly in connection with its purchase or sale of a Security Held or to be Acquired by any Advisory Client:1

     * employ any device, scheme or artifice to defraud any Advisory Client;

     * make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made to the Advisory Client, in light of the circumstances under which they are made, not misleading;

     * engage in any act, practice, or course of business that operates or would operate as a fraud or deceit upon any Advisory Client; or

     * engage in any manipulative practice with respect to any Advisory Client.

IV.  Inside Information

     No Access Person may use material, non-public information about a security or issuer in breach of a duty of trust or confidence that is owed directly, indirectly, or derivatively by the Access Person or by the person who informed the Access Person, to the issuer of that security, the shareholders of that issuer, any Advisory Client, or to any other person who is the source of


1 "Security Held or to be Acquired" by any Advisory Client means (1) any Covered Security which, within the most recent 15 days, is or has been held by an Advisory Client, or is being or has been considered by an Advisory Client or Westport for purchase by an Advisory Client; and (2) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security described in clause (1) above.

the material non-public information.
Any Access Person who believes he or she is in possession of such information must contact the Compliance Director immediately to discuss the information and the circumstances surrounding its receipt. Please refer to the Insider Trading Policy attached as Appendix VI for more information.

V.   Prohibited Transactions

     1.   Same Day Trading

     No Access Person may purchase or sell, directly or indirectly, any Covered Security in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership if, to his or her actual knowledge at the time of such purchase or sale, the same or an equivalent Covered Security is (1) being considered for purchase or sale by an Advisory
Client that day; or (2) being purchased or sold by an Advisory Client that day.

     Notwithstanding the above, accounts in which an Access Person has a Beneficial Ownership interest in a Covered Security solely by reason of an indirect pecuniary interest described in Rule 16a-1(a)(2)(ii)(B)
     or (C) under the 1934 Act may purchase or sell, directly or indirectly, any Covered Security even if the same or an equivalent Covered Security is (1) being considered for purchase or sale by an Advisory Client that day; or (2) being purchased or sold by an Advisory
Client that day provided that such accounts receive the average price for all such purchases and sales executed for such accounts and all Advisory Clients that day, with transaction costs shared on a pro rata basis.

     2.   Transactions in Covered Securities

     Unless prior written approval is obtained as described in Article IX, no Access Person (other than an Independent Trustee) may engage in a transaction in any Covered Security.

     3.   Initial Public Offerings and Private
Placements

     Unless prior written approval is obtained as described in Article IX, no Access Person (other than an Independent Trustee) may engage in a transaction in any security in an initial public offering or a private placement.

     An Access Person who has been approved to engage in a transaction in a private placement must disclose that investment if he or she plays a part in subsequent investment considerations concerning the issuer of such security for an Advisory Client. In such circumstances, Westport's decision to purchase or sell securities of the issuer shall be subject to an independent review by an Access Person with no personal interest in the issuer.

VI.  Late Trading

     No Access Person may engage in late trading involving the Funds for any account in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership, or authorize or facilitate late trading in shares of the Funds for the account of a third party. Late trading with respect to the Funds refers to the placing of an order to buy or sell Fund shares after 4:00 p.m., Eastern time, while receiving a price based on the Fund's prior net asset value determined at 4:00 p.m. Similarly, late trading also refers to the practice of placing a conditional trade prior to 4:00 p.m. with the option of withdrawing or confirming the trade after 4:00 p.m.

VII. Short-Term Trading in Fund Shares

     No   Access  Person  (other  than  an  Independent
Trustee)  shall retain the profit made on  Fund  Shares
Beneficially Owned by the Access Person for 90 or fewer
calendar  days.   This 90 calendar day period  will  be
calculated from the date such Fund Shares are purchased
(i.e., Fund Shares purchased on T0 should be held until at least T91 to avoid having to disgorge any profit).
Access Persons are encouraged to make arrangements to have Fund Shares Beneficially Owned by the Access
Person held directly with the Funds' transfer agent, rather than with a separate bank, broker-dealer or other financial intermediary, to the extent possible.

     1.   Exempt Transactions in Fund Shares

     The pre-approval requirements in Article IX and the reporting requirements in Article X of this Code do not apply to:

     * Purchases or sales of Fund Shares effected in any account over which the Access Person has no direct or indirect influence or control or in any account which is managed on a discretionary basis by a person other than such Access Person and with respect to which such Access Person does not in fact influence or control such transactions;

     * purchases or sales which are non-volitional on the part of the Access Person; and

     * purchases which are part of an automatic dividend reinvestment plan.

     2.   Waivers

     In  addition to the transactions specified  above,
which are not subject to the sanctions imposed on short-
term   trading,  Access  Persons  may  apply   to   the
Compliance  Director for a waiver from  the  short-term
trading sanctions with respect to transactions in  Fund
Shares.   Waivers  will  only  be  granted  in  limited
circumstances. No waivers will be granted to portfolio managers with respect to short-term trading in shares of any mutual fund for which they provide advisory services. All waivers must be in writing and must be reported to the Board of the mutual fund with respect to whose shares a waiver was granted at that Board's next regularly scheduled meeting.

     3.   Pre-Approval of Transactions in Fund Shares

     Unless prior written approval is obtained as described in Article IX, no Access Person (other than an Independent Trustee) shall engage in a transaction in Fund Shares. Pre-approval of transactions in Fund
Shares does not constitute a waiver of the sanctions imposed on short-term trading in Fund Shares provided by Article VII, Section 2 above.

VIII.     Exemptions

     The prohibitions of Article V of this Code shall not apply to:

     * Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control or in any account which is managed on a discretionary basis by a person other than such Access Person and with respect to which such Access Person does not in fact influence or control such transactions;

     * Purchases or sales of securities which are not eligible for purchase or sale by any Advisory Client;

     * Purchases or sales which are non-volitional on the part of either the Access Person or any Advisory Client;

     * Purchases which are part of an automatic dividend reinvestment plan;

     * Purchases effected upon the exercise of rights or options issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights or options were acquired from such issuer, and sales of such rights or options so acquired; and

     * Any securities transaction, or series of related transactions, involving 500 shares or less in the aggregate, if the issuer has a market capitalization (outstanding shares multiplied by the current price per share) greater than $2 billion.

IX.  Pre-Approval Procedures

     1.   Approval Requirements

     An Access Person must obtain prior written approval from a principal of Westport for all securities transactions otherwise prohibited by Article
V and for all transactions in Fund Shares. Another principal of Westport must approve transactions made by a principal of Westport.

     2.   Time of Approval

     Pre-approval must be obtained prior to the proposed securities transaction or transaction in Fund
Shares. Pre-approvals granted with respect to transactions in Covered Securities are valid for only
12 hours after approval. Although there is no set time frame for the validity of pre-approvals of transactions in Fund Shares, there is a 90-day holding period for most Fund Shares Beneficially Owned by an Access Person
(see Article VII, Section 1 for exempt transactions in
Fund Shares) that will run from the day those shares are actually purchased. See Article VII for more information regarding the 90-day holding period requirement.

     3.   Form

     Pre-approval must be obtained in writing by completing and signing a Personal Trading Request and Authorization Form (including the details of the proposed securities transaction or transaction in Fund
Shares) and submitting it to a principal of Westport.
Please use the form attached as Appendix III.

     4.   Filing

     The Compliance Director will retain a copy of all completed Personal Trading Request and Authorization
Forms in the manner contemplated by Article XIV.

     5.   Factors Considered in Approval

     Generally, the factors described below will be considered by Westport principals in determining whether or not to approve a proposed Covered Securities transaction:

     * whether the proposed purchase or sale is likely to have any economic impact on any Advisory Client or on their ability to purchase or sell securities of the same class or other securities of the same issuer;

     * whether any Advisory Client has a pending "buy" or "sell" order in that Covered Security or has completed a purchase or sale of that Covered Security that day;

     * whether the amount or nature of the transaction or person making it is likely to affect the price of or market for the Covered Security;

     * whether the Covered Security proposed to be purchased or sold is one that would qualify for purchase or sale by any Advisory Client;

     * whether the Covered Security is currently being considered for purchase or sale by Westport that day;

     * whether the transaction in Covered Securities would create the appearance of impropriety, whether or not an actual conflict exists; and

     * whether the investment opportunity should be reserved for an Advisory Client, and whether the opportunity is being offered to the Access Person by virtue of his or her position.

However, if warranted by the nature of the transaction, and notwithstanding the prohibition in Article V,
Section 1, the Compliance Director has the authority, only in exceptional circumstances, to approve a securities transaction where the security is currently being considered for purchase or sale by Westport that day.

     The factors described below, in addition to considerations required by the Insider Trading Policy, will generally be considered by Westport principals in determining whether or not to approve a proposed transaction in Fund Shares:

     *    an unexpected or emergency need for cash;

     *    the size of the proposed transaction;

     *    the frequency of prior trading;

     *    the possible disruption to the mutual fund involved; and

     *    the potential cost to other shareholders in the mutual fund.

X.   Reporting by Access Persons Other Than Independent
Trustees of the Funds2

     1.   Initial Holdings Report

     No later than 10 days after a person becomes an Access Person (other than an Independent Trustee), such person must file a report with the Compliance Director which contains the following information:

     * the title, number of shares and principal amount of each Covered Security or Fund Shares in which such person has any direct or indirect Beneficial Ownership;

     * the name of the broker, dealer or bank with whom such person maintains an account in which any securities are held for the direct or indirect benefit of such person; and

     *    the date the report is submitted to the Compliance Director.

     2.   Quarterly Transaction Reports

     No later than 10 days after the end of a calendar quarter, every Access Person (other than an Independent
Trustee) must file a report with the Compliance
Director with respect to any transaction during the
     calendar quarter in a Covered Security or in Fund
Shares in which the Access Person had any direct or indirect Beneficial Ownership (the "Quarterly Report").
The Quarterly Report, which may be in the form of the cover page in Appendix IV and attached account statements, must contain:


2 Each Access Person required to make a report is responsible for taking the initiative to file reports as required under the Code. Any effort by the Compliance Director to facilitate the reporting process does not change or alter that responsibility.

     Any report required by Articles X and XI may contain a statement that the report will not be construed as an admission that the person making the report has any direct or indirect Beneficial Ownership in the Covered Security or Fund Shares to which the report relates.

     * the date of each transaction, the title, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each Covered Security or Fund Shares involved;

     * the nature of the transaction (i.e., purchase or sale or other type of acquisition or disposition);

     * the price of the Covered Security or Fund Shares at which the transaction was effected;

     * the name of the broker, dealer or bank with or through which the transaction was effected; and

     *    the date that the report is submitted to the Compliance
       Director.

     With respect to any quarter in which an account was established by an Access Person in which any securities were held for the direct or indirect benefit of the Access Person, such Quarterly Report must also contain the name of the broker, dealer or bank with whom the Access Person established the account and the date the account was established.

     3.   Annual Holdings Reports

     Every January 30, every Access Person (other than an Independent Trustee) must file a report with the Compliance Director which contains the following information:

     * the title, number of shares and principal amount of each Covered Security or Fund Shares in which such person has any direct or indirect Beneficial Ownership as of December 31 of the prior calendar year;

     * the name of the broker, dealer or bank with whom such person maintains an account in which any securities are held for the direct or indirect benefit of such person; and

     *    the date the report is submitted to the Compliance Director.

     The report may be in the form of the cover page in Appendix V and attached account statements. Each
Access Person (other than an Independent Trustee) must attach a copy of their year-end statement summarizing their portfolio holdings as of December 31 for Covered
Securities and Fund Shares in all accounts in which the Access Person or any member of his or her immediate family had a Beneficial Ownership interest as of that date.

XI.  Reporting by Independent Trustees of the Funds3

     An Independent Trustee of the Funds must make a quarterly transaction report containing the information required by Article X, Section 2, no later than 10 days after the end of a calendar quarter with respect to transactions occurring in such quarter in a Covered
Security only if such trustee knew or, in the ordinary course of fulfilling his or her official duties as a trustee of the Funds, should have known that during the 15-day period immediately before or after such trustee's transaction in a Covered Security, the Funds purchased or sold the Covered Security, or the Funds or their investment adviser considered purchasing or selling the Covered Security. 3

XII. Determination of Access Persons

     Each potential new trustee, director, officer, member or employee of Westport will be evaluated to determine whether he or she is an Access Person before he or she is offered a position and will be notified of his or her status as an Access Person, if applicable, before taking his or her position.

XIII.     Review of Reports Required by this Code of
Ethics

     Each report required to be submitted under Articles X and XI of the Code will be promptly reviewed by the Compliance Director when submitted.

     Any violation or potential violation of the Code shall be brought to the attention of the appropriate principal of the affected Westport entity within five business days of its discovery. The Compliance
Director will investigate any such violation or potential violation and report to such principal with a recommendation of appropriate action to be taken against any individual whom it is determined has violated the Code, as is necessary to cure the violation and prevent future violations.

     The Compliance Director will keep a written record of all investigations in connection with any Code violations including any action taken as a result of the violation.

XIV. Recordkeeping Requirements

     The following records must be maintained at the principal place of business of the appropriate Westport entity in the manner and to the extent set out below.
These records must be made available to the Securities and Exchange Commission or any representative of the Commission at any time and from time to time for reasonable periodic, special or other examination:

     * A copy of the Code that is in effect, or at any time within the past five years was in effect, must be maintained in an easily accessible place;

     * A record of any violation of the Code, and of any action taken as a result of the violation, must be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

     * A copy of each report required to be submitted by Access Persons under Articles X and XI of the Code, including any information provided on broker transaction confirmations and account statements, must be maintained for at least five years


3 Ordinarily, reports would need to be filed only if an Independent Trustee actually knows of a Fund transaction since, generally, Independent Trustees would not be expected to be in a position in which they "should have known" of a Fund transaction.

       after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place;

     * A record of all Access Persons, currently or within the past five years, who are or were required to make reports under the Code must be maintained in an easily accessible place;

     * A record of all persons, currently or within the past five years, who are or were responsible for reviewing reports of Access Persons must be maintained in an easily accessible place;

     *    A copy of each Personal Trading Request and Authorization
       Form submitted to the Compliance Director (including a record of all approvals to acquire securities in an initial public offering or private placement, indicating the reasons therefor) must be maintained for at least five years after the end of the fiscal year in which the form was submitted or the approval is granted, whichever is later;

     * A copy of each report to the Board of Trustees of the Funds required to be submitted pursuant to Article XV of the Code must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place; and

     * A record of all accounts, currently or within the past five years, in which an Access Person has or had a Beneficial Ownership interest in a Covered Security or Fund Shares solely by reason of an indirect pecuniary interest described in Rule 16a-1(a)(2)(ii)(B) or (C) under the 1934 Act must be maintained in an easily accessible place.

XV.  Reports to the Board of Trustees of the Funds

     No less frequently than annually, the Compliance
Director will prepare a written report to be furnished to the Board of Trustees of the Funds that:

     * Describes any issues arising under the Code since the last report to the Board of Trustees of the Funds, including, but not limited to, information about material violations of the Code and sanctions imposed in response to the material violations; and

* Certifies that each Westport entity has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.
     No less frequently than annually, the distributor of the Funds must prepare a written report to be furnished to the Board of Trustees of the Funds that:

     * Describes any issues arising under its code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of its code of ethics and sanctions imposed in response to the material violations; and

     * Certifies that it has adopted procedures reasonably necessary to prevent Access Persons from violating its code of ethics.

XVI. Confidentiality of Adviser Transactions

     Specific information relating to any Advisory
Client's portfolio or activities is strictly confidential and should not be discussed with anyone outside Westport.

XVII.     Sanctions

     A violation of this Code is subject to the imposition of such sanctions by each Westport entity as may be deemed appropriate under the circumstances to achieve the purposes of the Code. Sanctions for violations of the Code will be determined by the Compliance Director, in consultation with the principals of the appropriate Westport entity and outside counsel. Such sanctions may include a written warning, suspension or termination of employment, a letter of censure, and/or disgorgement of any profit.

XVIII.    Amendments and Modifications

     This Code may be amended or modified as deemed necessary by the officers of the appropriate Westport entity. In the case of amendments or modifications by the Funds or WALLC, the amendments and modifications must also by approved by the trustees of the Funds within six months of any such amendment or modification.

XVIV.     Annual Certification

     All Access Persons must certify annually that they understand the Code, have had an opportunity to ask questions about the Code, and will comply with all applicable aspects of the Code by submitting an Annual
Certificate of Compliance (attached as Appendix I) to the Compliance Director no later than December 31 of each year.

                           APPENDIX I

                       THE WESTPORT FUNDS
                     WESTPORT ADVISERS, LLC
                 WESTPORT ASSET MANAGEMENT, INC.

                    Code of Ethics & Conduct

                ANNUAL CERTIFICATE OF COMPLIANCE



_________________________
Name (please print)

     This is to certify that the attached Code of Ethics and Conduct ("Code") was distributed to me on _________________, 20___. I have read and understand the Code. I certify that I have complied with the Code during the course of my association with Westport, and that I will continue to do so in the future. Moreover, I agree to promptly report to the Compliance Director any violation or possible violation of the Code of which I become aware.

     I understand that violation of the Code will be grounds for disciplinary action or dismissal and may also be a violation of federal and/or state securities laws.



_____________________________________
Signature

_____________________________________
Date

                             APPENDIX II

     The term "beneficial owner" shall mean any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in securities, subject to the following:

     (1) The term "pecuniary interest" in any class of securities shall mean the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities.

     (2) The term "indirect pecuniary interest" in any class of securities shall include, but not be limited to:

     (A) Securities held by members of a person's immediate family sharing the same household; provided, however that the presumption of such Beneficial Ownership may be rebutted;

     (B) A general partner's proportionate interest in the portfolio securities held by a general or limited partnership. The general partner's proportionate interest, as evidenced by the partnership agreement in effect at the time of the transaction and the partnership's most recent financial statements, shall be the greater of: (1) the general partner's share of the partnership's profits, including profits attributed to any limited partnership interests held by the general partner and any other interests in profits that arise from the purchase and sale of the partnership's portfolio securities; or (2) the general partner's share of the partnership capital account, including the share attributable to any limited partnership interest held by the general partner;

     (C) A performance-related fee, other than an asset-based fee, received by any broker, dealer, bank, insurance company, investment company, investment adviser, investment manager, trustee or person or entity performing a similar function; provided, however, that no pecuniary interest shall be present where: (1) the performance-related fee, regardless of when payable, is calculated based upon net capital gains and/or net capital appreciation generated from the portfolio or from the fiduciary's overall performance over a period of one year or more; and (2) securities of the issuer (i.e., the issuer of the subject
Covered Security) do not account for more than 10 percent of the market value of the portfolio. A right to a nonperformance-related fee alone shall not represent a pecuniary interest in the securities;

     (D) A person's right to dividends that is separated or separable from the underlying securities. Otherwise, a right to dividends alone shall not represent a pecuniary interest in the securities;

     (E) A person's interest in securities held by a trust, as specified in Rule 16a-8(b); and

     (F) A person's right to acquire securities through the exercise or conversion of any derivative security, whether or not presently exercisable.

     (3) A shareholder shall not be deemed to have a pecuniary interest in the portfolio securities held by a corporation or similar entity in which the person owns securities if the shareholder is not a controlling shareholder of the entity and does not have or share investment control over the entity's portfolio.

                          THE WESTPORT FUNDS
                        WESTPORT ADVISERS, LLC
                    WESTPORT ASSET MANAGEMENT, INC.
                             APPENDIX III

            Personal Trading Request and Authorization Form

Employee Name _______________________________

Person  On  Whose Behalf Trade is Being Done  (if  different)
____________________________

Broker   ___________________     Brokerage   Account   Number
_________________

Covered Security ___________________________  Ticker Symbol  ___
             Company Name, Type of Covered Security

Fund Name ________________________________
          Fund Name, Class

Number  of Shares or Units ______  Price per  Share  or Unit ____

Approximate Total Price ________        Buy or Sell ________

I hereby certify that all of the following information is true and complete:

To the best of my knowledge, neither I nor anyone at Westport possess material, non-public information about the issuer or the security.

To the best of my knowledge, the requested transaction is consistent with the letter and spirit of the Code.


_______________________________________      ________________
Signature                               	Date

A record of this transaction will be kept by the Compliance
Director in confidential files.1

For Transactions in Covered Securities Only: When signed and dated by a principal of Westport, this authorization is approved for this transaction only and is effective for 12 hours from the time written below unless you are notified otherwise by the a principal of Westport.


								a.m.
____________________________  _____________  __________________ p.m.
Westport Principal                Date           Time

1 Compliance Director or Westport principal please note: If approval is granted to acquire securities in an initial public offering or in a private placement, indicate the reasons for such approval on the reverse side of this form. This form must be maintained for at least five years after the end of the fiscal year in which the form was submitted or the approval is granted, whichever is later in accordance with Article XIV of the Code.

                       THE WESTPORT FUNDS
                     WESTPORT ADVISERS, LLC
                 WESTPORT ASSET MANAGEMENT, INC.
                           APPENDIX IV

            Quarterly Securities Transactions Report

        For the quarter ending ___________________, 20___


     I hereby certify that the transactions on the attached account statements are the only transactions in Covered Securities and Funds Shares entered into during the quarter ending on the date written above in which I had any direct or indirect Beneficial
Ownership.

     Please check the applicable box below:

          During the quarter ending on the date written above, I have not established any new account in which any securities were held during such quarter for my direct or indirect benefit.

          During the quarter ending on the date written above, I have established the following new accounts in which any securities were held during such quarter for my direct or indirect benefit:

Name of Broker, Dealer, or Bank              Date Established
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________




Signature


Name:
                         Please Print


          Date:

                       THE WESTPORT FUNDS
                     WESTPORT ADVISERS, LLC
                 WESTPORT ASSET MANAGEMENT, INC.
                           APPENDIX V

                     Annual Holdings Report

        For the calendar year ending December 31, _______


     I hereby certify that the securities on the attached account statements are the only Covered
Securities and Fund Shares in which I have a direct or indirect Beneficial Ownership as of the date written above.

     Listed below are the names of every broker, dealer and bank with whom I maintain an account in which securities are held for my direct or indirect benefit:

_______________________________________________________

_______________________________________________________

_______________________________________________________

_______________________________________________________

_______________________________________________________

_______________________________________________________

_______________________________________________________




     Signature


     Name:
                         Please Print


     Date:

                           APPENDIX VI

                     POLICIES AND PROCEDURES
                CONCERNING THE MISUSE OF MATERIAL
                     NON-PUBLIC INFORMATION
                 (the "Insider Trading Policy")


     Every trustee, director, officer, member or employee (each a "Covered Person") of The Westport
Funds, Westport Advisers, LLC and Westport Asset
Management, Inc. (collectively, "Westport") must read and retain a copy of these Policies and Procedures
Concerning the Misuse of Material Non-Public
Information (the "Insider Trading Policy"). Any questions regarding the Insider Trading Policy described herein should be referred to Westport's
Compliance Director.

SECTION I.     POLICY STATEMENT ON INSIDER TRADING
          ("Policy Statement")

     Westport's Policy Statement applies to every Covered Person and extends to activities both within and outside the scope of their duties at Westport.
Westport forbids any Covered Person from engaging in any activities that would be considered to be "insider trading."

     The term "insider trading" is not defined in the federal securities laws, but generally is understood to prohibit the following activities:

     1.trading while in possession of material non-public information;

     2.recommending the purchase or sale of securities while in possession of material non-public information; or

     3.communicating material non-public information to others (i.e., "tipping").

     The elements of insider trading and the penalties for such unlawful conduct are discussed below. If, after reviewing this Policy Statement, you have any questions you should consult the Compliance Director.

A.   Who is an Insider?

     The concept of "insider" is broad and it includes trustees, directors, officers, partners, members, and employees of a company. In addition, a person can become a "temporary insider" if that person is given material inside information about a company or the market for the company's securities on the reasonable expectation that the recipient would maintain the information in confidence and would not trade on it.

B.   What is Material Information?

     Trading, tipping, or recommending securities transactions while in possession of inside information is not an actionable activity unless the information is "material." Generally, information is considered material if: (i) there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions or (ii) it would significantly alter the total mix of information made available. A pragmatic test is whether the information is reasonably certain to have a substantial effect on the price of a company's securities. Information that should be considered material includes, but is not limited to, the following: dividend changes, earnings estimates, changes in previously released earnings estimates, a joint venture, the borrowing of significant funds, a major labor dispute, merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments. For information to be considered material it need not be so important that it would have changed an investor's decision to purchase or sell particular securities; rather it is enough that it is the type of information on which reasonable investors rely in making purchase or sale decisions. The materiality of information relating to the possible occurrence of any future event may depend on the likelihood that the event will occur and its significance if it did occur.

C.   What is Non-Public Information?

     All information is considered non-public until it has been effectively communicated to the marketplace.
One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the Securities and Exchange Commission, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public. Information in bulletins and research reports disseminated by brokerage firms are also generally considered to be public information.

D.   Penalties for Insider Trading

     Penalties for trading on or communicating material non-public information are severe, both for individuals involved in such unlawful conduct and their employers.
A person can be subject to some or all of the penalties below even if he or she did not personally benefit from the violation. Penalties include:

     1.civil injunctions;

     2.criminal penalties for individuals of up to $1,000,000 and for "non-natural persons" of up to $2.5 million dollars plus, for individuals, a maximum jail term of ten years;

     3.private rights of actions for disgorgement of profits;

     4.civil penalties for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited;

     5.civil penalties for the employer or other controlling person of up to the greater of $1,000,000 per violation or three times the amount of the profit gained or loss avoided as a result of each violation; and

     6.a permanent bar, pursuant to the SEC's administrative jurisdiction, from association with any broker, dealer, investment company, investment adviser, or municipal securities dealer.

     In addition, any violation of this Policy
Statement can be expected to result in serious sanctions by Westport, including dismissal of the persons involved.

SECTION II. PROCEDURES TO IMPLEMENT WESTPORT'S POLICY
STATEMENT

     The following procedures have been established to aid Westport's Employees in avoiding insider trading, and to aid Westport in preventing, detecting and imposing sanctions against insider trading. Every
Covered Person must follow these procedures or risk serious sanctions, as described above. If you have any questions about these procedures you should consult the Compliance Director.

A.   Identifying Insider Information

     Before trading for yourself or others, including for any client accounts managed by Westport, in the securities of a company about which you may have potential insider information, or revealing such information to others or making a recommendation based on such information, you should ask yourself the following questions:

     1.Is the information material?  Is this
       information that an investor would consider important in making a investment decision? Is this information that would substantially affect the market price of the securities if generally disclosed?

     2.Is the information non-public? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in The Wall
       Street Journal or other publications of general circulation, or has it otherwise been made available to the public?

     If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information may be material and non-public, you should take the following steps:

     1.Report the matter immediately to the Compliance
       Director.  In consulting with the Compliance
       Director, you should disclose all information that you believe may bear on the issue of whether the information you have is material and non-public.

     2.Refrain from purchasing or selling securities with respect to such information on behalf of yourself or others, including for client accounts managed by Westport.

     3.Refrain from communicating the information inside or outside Westport, other than to the Compliance Director.

     After the Compliance Director has reviewed the issue, you will be instructed to continue the prohibitions against trading, tipping, or communication, or you will be allowed to trade and communicate the information. In appropriate circumstances, the Compliance Director will consult with counsel as to the appropriate course to follow.

B.   Personal Securities Trading

     All Covered Persons must adhere to Westport's Code of Ethics and Conduct ("Code") with respect to securities transactions effected for their own account and accounts over which they have a direct or indirect beneficial interest. Please refer to the Code as necessary.

C.   Restricting Access to Material Non-Public
Information

     Information in your possession that you identify, or which has been identified to you as material and non-public, must not be communicated to anyone, except as provided in paragraph II.A., above. In addition, you should make certain that such information is secure.
For example, files containing material non-public information should be sealed and inaccessible and access to computer files containing material non-public information should be restricted by means of a password or other similar restriction.

D.   Resolving Issues Concerning Insider Trading

     If, after consideration of the items set forth in paragraph II.A. above, doubt remains as to whether information is material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, please discuss such matters with the Compliance Director before trading on or communicating the information in question to anyone.

E.   Supervisory Procedures

     Westport's Compliance Director is critical to the implementation and maintenance of these Policy and Procedures against insider trading. The supervisory procedures set forth below are designed to prevent insider trading.

     1.   Prevention of Insider Trading

     In addition to the prior written approval and monthly reporting procedures specified in the Code concerning personal securities transactions, the following measures have been implemented to prevent insider trading by Covered Persons:

          a.Each Covered Person will be provided with a copy of the Insider Trading Policy;

          b.The Compliance Director will answer
            questions regarding the Insider Trading
            Policy;

          c.The Compliance Director will resolve
            issues of whether information received by a Covered Person is material and non-public;

          d.The Compliance Director will review on a regular basis, and update as necessary, the Insider Trading Policy;

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          e.Whenever it has been determined that a
            Covered Person has material non-public
            information, the Compliance Director will implement measures to prevent dissemination of such information; and

          f.Upon the request of any Covered Person, the Compliance Director will promptly review and either approve or disapprove a request for clearance to trade in the subject securities.

     2.   Special Reports to Management

     Promptly upon learning of a potential violation of the Insider Trading Policy, the Compliance Director will prepare a confidential written report to the management of the effected Westport entity providing full details and recommendations for further action.

     3.   Annual Reports to Management

     On an annual basis, the Compliance Director will prepare a written report to the management of each Westport entity setting forth:

          a.full details of any investigation, either internal or by a regulatory agency, of any suspected insider trading and the results of such investigation; and

          b.an evaluation of the current Insider
            Trading Policy and any recommendations for improvement.

     In response to such reports, management of each Westport entity will determine whether any changes to the Insider Trading Policy may be appropriate.

                       THE WESTPORT FUNDS
                     WESTPORT ADVISERS, LLC
                 WESTPORT ASSET MANAGEMENT, INC.
                          APPENDIX VII

                     POLICIES AND PROCEDURES
                CONCERNING THE MISUSE OF MATERIAL
                     NON-PUBLIC INFORMATION
                 (the "Insider Trading Policy")

                ANNUAL CERTIFICATE OF COMPLIANCE



_________________________
Name (please print)

This is to certify that the I have read and sufficiently understand the Insider Trading Policy distributed to me on _________________, 20___. I certify that I have complied with the Insider Trading
Policy during the course of my association with Westport and that I will continue to do so in the future. Moreover, I agree to promptly report to the Compliance Director any violation or possible violation of the Insider Trading Policy of which I become aware.

I understand that violation of the Insider Trading
Policy will be grounds for disciplinary action or dismissal and may also be a violation of federal and/or state securities laws.



_____________________________________
Signature


_____________________________________
Date

                          APPENDIX VIII

                       COMPLIANCE DIRECTOR

As of December 12, 2003, each of the Funds, WALLC, and
WAMI has designated the following person as Westport's
Compliance Director:

     Ronald H. Oliver

The Compliance Director may delegate his or her functions as he or she sees fit. The Compliance
Director may consult with outside counsel as appropriate. Securities transactions of the Compliance
Director may be pre-approved pursuant to the procedure in Article IX of the Code by any principal of the appropriate Westport entity.

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             CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 17, 2004, relating to the financial statements and financial highlights which appears in the December 31, 2003 Annual Report to Shareholders of
The Managers Funds: Managers Value Fund, Managers
Capital Appreciation Fund, Managers Small Company Fund,
Managers Special Equity Fund, Managers International
Equity Fund, Managers Emerging Markets Equity Fund,
Managers Bond Fund, and Managers Global Bond Fund  (the
"Funds"), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial
Highlights", "Independent Accountants" and "Financial
Statements" in such Registration Statement.



PricewaterhouseCoopers LLP


Boston, Massachusetts
April 30, 2004

                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration
Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 3rd day of May, 2004.

                              THE MANAGERS FUNDS


                              BY:  /s/ Donald S. Rumery
				-----------------------
                                 Donald S. Rumery
                                 Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.






     Signature                    Title                   Date


          *                      Trustee             May 3, 2004
Jack W. Aber

          *                      Trustee             May 3, 2004
William E. Chapman, II

          *                      Trustee             May 3, 2004
Sean M. Healey

          *                      Trustee             May 3, 2004
Edward J. Kaier

          *                      Trustee             May 3, 2004
Eric Rakowski

          *                      Trustee             May 3, 2004
Steven J. Paggioli

          *                      Trustee             May 3, 2004
Madeline H. McWhinney

          *                      Trustee             May 3, 2004
Thomas R. Schneeweis

          *              Trustee, President and      May 3, 2004
Peter M. Lebovitz      Principal Executive Officer

          *            Principal Financial Officer   May 3, 2004
Galan G. Daukas

/s/ Donald S. Rumery     Treasurer and Principal     May 3, 2004
Donald S. Rumery           Accounting Officer


/s/ Donald S. Rumery
--------------------
*By Donald S. Rumery pursuant to Power of Attorney.


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